Nuveen Investments Municipal Bond Funds

--------------------------------------------------------------------------------
                                               PROSPECTUS  SEPTEMBER 28, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a
criminal offense.
[LOGO] Nuveen Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Table of Contents


         Section 1  The Funds
         This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

         Introduction                                                1
         Nuveen Arizona Municipal Bond Fund                          2
         Nuveen Colorado Municipal Bond Fund                         4
         Nuveen New Mexico Municipal Bond Fund                       6

         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.

         Who Manages the Funds                                       8
         What Securities We Invest In                                9
         How We Select Investments                                  11
         What the Risks Are                                         11
         How We Manage Risk                                         12

         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.

         What Share Classes We Offer                                13
         How to Reduce Your Sales Charge                            14
         How to Buy Shares                                          16
         Systematic Investing                                       17
         Systematic Withdrawal                                      18
         Special Services                                           18
         How to Sell Shares                                         19

         Section 4  General Information
         This section summarizes the funds' distribution policies and other general fund information.

         Dividends, Distributions and Taxes                         22
         Distribution and Service Plans                             23
         Net Asset Value                                            25
         Fund Service Providers                                     25

         Section 5  Financial Highlights
         This section provides the funds' financial performance for
         the past five years.                                       26

         Appendix  Additional State Information                     29

                                                             September 28, 2004

Section 1  The Funds

                       Nuveen Arizona Municipal Bond Fund
                       Nuveen Colorado Municipal Bond Fund
                       Nuveen New Mexico Municipal Bond Fund

                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.







 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Arizona Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]


What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Arizona bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                            [BAR CHART APPEARS HERE]

                             Class A Annual Returns
                             1994    -5.6%
                             1995    19.0%
                             1996     3.1%
                             1997     9.6%
                             1998     6.0%
                             1999    -5.2%
                             2000    11.1%
                             2001     5.2%
                             2002     7.7%
                             2003     4.0%

Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 7.58% and -5.84%, respectively for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                Class A (Offer)            -0.40%    3.51%     4.80%
                Class B                    -0.69%    3.46%     4.68%
                Class C                     3.42%    3.82%     4.67%
                Class R                     4.19%    4.60%     5.39%
                -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions           -0.40%    3.45%     4.73%
                 After Taxes on
                   Distributions and
                   Sale of Shares           1.28%    3.64%     4.77%
                -------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/   5.31%    5.83%     6.03%
                Lipper Peer Group/3/        4.86%    4.60%     5.01%

What Are the Costs of Investing?


                                    [GRAPHIC]


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.86%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

 Annual Fund Operating Expenses


Paid From Fund Assets

         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .55%  .55%  .55% .55%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .19%  .19%  .19% .19%
         Total Annual Fund Operating
         Expenses--Gross+                        .94% 1.69% 1.49% .74%

            +After Expense Reimbursements
            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            Total Annual Fund Operating
            Expenses--Net                 .93%  1.68%  1.48%   .73%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        ---------------------------------------------------------------
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  512 $  572 $  152 $ 76 $  512 $  172 $  152 $ 76
         3 Years    $  707 $  833 $  471 $237 $  707 $  533 $  471 $237
         5 Years    $  918 $1,018 $  813 $411 $  918 $  918 $  813 $411
         10 Years   $1,526 $1,799 $1,779 $918 $1,526 $1,799 $1,779 $918

 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Arizona Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.
 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Colorado Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]


What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Colorado bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                            [BAR CHART APPEARS HERE]

                             Class A Annual Returns%
                             1994    -5.8%
                             1995    18.4%
                             1996     4.3%
                             1997    11.9%
                             1998     6.1%
                             1999    -6.7%
                             2000     9.2%
                             2001     6.1%
                             2002     7.4%
                             2003     4.2%

Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 6.45% and -5.94%, respectively for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                Class A (Offer)            -0.17%    2.98%     4.82%
                Class B                    -0.44%    2.94%     4.72%
                Class C                     3.64%    3.32%     4.76%
                Class R                     4.42%    4.08%     5.42%
                -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions           -0.17%    2.97%     4.81%
                 After Taxes on
                   Distributions and
                   Sale of Shares           1.45%    3.22%     4.84%
                -------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/   5.31%    5.83%     6.03%
                Lipper Peer Group/3/        4.61%    4.57%     5.44%

What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was 0.25%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

 Annual Fund Operating Expenses


Paid From Fund Assets

         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .55%  .55%  .55% .55%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .20%  .20%  .20% .20%
         Total Annual Fund Operating
         Expenses--Gross+                        .95% 1.70% 1.50% .75%

            +After Expense Reimbursements
            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            Total Annual Fund Operating
            Expenses--Net                 .94%  1.69%  1.49%   .74%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        ---------------------------------------------------------------
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  513 $  573 $  153 $ 77 $  513 $  173 $  153 $ 77
         3 Years    $  710 $  836 $  474 $240 $  710 $  536 $  474 $240
         5 Years    $  923 $1,023 $  818 $417 $  923 $  923 $  818 $417
         10 Years   $1,537 $1,810 $1,791 $930 $1,537 $1,810 $1,791 $930

 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Colorado Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.
 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen New Mexico Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]


What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in New Mexico bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                            [BAR CHART APPEARS HERE]

                             Class A Annual Returns
                             1994   -7.0%
                             1995   17.8%
                             1996    4.0%
                             1997   10.2%
                             1998    5.9%
                             1999   -4.9%
                             2000   10.0%
                             2001    4.6%
                             2002    7.6%
                             2003    3.9%


Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 7.65% and -6.58%, respectively for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
               Class Returns Before Taxes  1 Year    5 Year   10 Year
               --------------------------------------------------------
               Class A (Offer)             -0.43%    3.21%     4.54%
               Class B                     -0.72%    3.16%     4.43%
               Class C                      3.44%    3.54%     4.49%
               Class R                      4.21%    4.32%     5.16%
               --------------------------------------------------------
               Class A (Offer) Returns:
                After Taxes on
                  Distributions            -0.43%    3.21%     4.54%
                After Taxes on
                  Distributions and
                  Sale of Shares            1.23%    3.39%     4.57%
               --------------------------------------------------------
               Lehman Brothers
                 Municipal Bond Index/2/    5.31%    5.83%     6.03%
               Lipper Peer Group/3/         4.24%    4.44%     4.75%

What Are the Costs of Investing?


                                    [GRAPHIC]


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 1.Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.91%.
 2.The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

 Annual Fund Operating Expenses

Paid From Fund Assets

         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .55%  .55%  .55% .55%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .18%  .18%  .18% .18%
         Total Annual Fund Operating
         Expenses-Gross+                         .93% 1.68% 1.48% .73%

            +After Expense Reimbursements
           Expense Reimbursements         (.01%) (.01%) (.01%) (.01%)
           Total Annual Fund Operating
           Expenses--Net                    .92%  1.67%  1.47%   .72%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        ---------------------------------------------------------------
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 year     $  511 $  571 $  151 $ 75 $  511 $  171 $  151 $ 75
         3 Years    $  704 $  830 $  468 $233 $  704 $  530 $  468 $233
         5 Years    $  913 $1,013 $  808 $406 $  913 $  913 $  808 $406
         10 Years   $1,515 $1,788 $1,768 $906 $1,515 $1,788 $1,768 $906

 3.The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Other States Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.
 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances or by specified classes of investor. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds. 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Funds

                       Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolio, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606.

                       Nuveen Advisory is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") (formerly known as the John Nuveen Company). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen and its affiliates have approximately $100 billion in assets under management. Nuveen is a publicly-traded company and is a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

                       Scott R. Romans has been the portfolio manager for the Arizona, Colorado and New Mexico Funds since November 2003. He is a Vice President, formerly, Assistant Vice President and Portfolio Manager of Nuveen Advisory (since 2003), formerly, Senior Analyst (since 2000); prior thereto, he attended the University of Chicago, receiving his Ph.D. in 2000. Currently, he manages 26 Nuveen-sponsored investment companies.

                       For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

                   Nuveen Arizona Municipal Bond Fund    .55%
                   Nuveen Colorado Municipal Bond Fund   .55%
                   Nuveen New Mexico Municipal Bond Fund .55%

                       As approved by the Board of Trustees, a complex-wide fee schedule for all funds managed by Nuveen Advisory and its affiliates went into effect on August 1, 2004. The implementation of this complex-wide fee schedule resulted in a marginal immediate decrease in the rate at which management fees are paid by the funds. As assets in the Nuveen Fund complex grow, the

Section 2  How We Manage Your Money
                       management fee rates to be paid by the funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the funds if the complex-wide fee schedule were not implemented.

                                                 [GRAPHIC]

                       WHAT SECURITIES WE INVEST IN

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax ("AMT").

                       States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                                            Section 2  How We Manage Your Money

                       Quality Municipal Bonds

                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Short-Term Investments

                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                       HOW WE SELECT INVESTMENTS

                       Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                       WHAT THE RISKS ARE

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments when due as a result of changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                                            Section 2  How We Manage Your Money

                       State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Colorado and New Mexico Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the Arizona Fund, which is a diversified fund.

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                                                 [GRAPHIC]

                       HOW WE MANAGE RISK

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state, as well as across different industry sectors.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 25% in any one industry such as electric utilities or health care.

                       As a diversified fund, the Arizona Fund also may not have more than:

                        . 5% in securities of any one issuer (except U.S. government securities or for 25% of its assets).

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. Although the funds have no present intent to use these strategies, market circumstances may necessitate their use in the future.

Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                       WHAT SHARE CLASSES WE OFFER

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                  Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          4.20%                 4.38%                 3.70%
.....................................................................................................
 $50,000 but less than $100,000             4.00                  4.18                  3.50
.....................................................................................................
 $100,000 but less than $250,000            3.50                  3.63                  3.00
.....................................................................................................
 $250,000 but less than $500,000            2.50                  2.56                  2.00
.....................................................................................................
 $500,000 but less than $1,000,000          2.00                  2.04                  1.50
.....................................................................................................
 $1,000,000 and over                          --/1/                 --                  1.00/1/
.....................................................................................................

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a contingent deferred sales charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


           Years Since Purchase 0-1  1-2  2-3  3-4  4-5  5-6  Over 6
            CDSC                  5%   4%   4%   3%   2%   1%   None

                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee compensates Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.


                                                 [GRAPHIC]

                       HOW TO REDUCE YOUR SALES CHARGE

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                       Class A Sales Charge Reductions

                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of any fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund on which an up-front sales charge or ongoing distribution fee is imposed or is normally imposed.

                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.

Section 3  How You Can Buy and Sell Shares

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age; (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

                       Class A Sales Charge Waivers

                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

                        . Purchases of $1,000,000 or more. You can buy $1 million or more of Class A shares at net asset value.

                        . Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions. You may purchase Class A shares at net asset value when reinvesting distributions from Nuveen Mutual Funds and Nuveen Defined Portfolios.

                        . Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.

                        . Certain Employees and Affiliates of Nuveen. Officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information), may purchase Class A shares at net asset value.

                        . Authorized Dealer Personnel. Any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member, may purchase Class A shares at net asset value.

                        . Certain Trust Departments. Bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity may purchase Class A shares at net asset value.

                        . Additional Categories of Investors. The following investors may purchase Class A shares at net asset value: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                        . Reinvestment of Redemption Proceeds. You may purchase Class A shares at net asset value when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.

                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:

                        . Certain Trustees, Directors, Employees, and Affiliates of Nuveen.

                        .  Certain Authorized Dealer Personnel.

                                     Section 3  How You Can Buy and Sell Shares

                        .  Certain Bank or Broker-Affiliated Trust Departments.

                        .  Certain Additional Categories of Investors.

                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's Website at www. nuveen.com/mutual_funds/mf/web/mutual_fund_e_reports.
                       asp, where you will also find the information included in this prospectus.

                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

                                                 [GRAPHIC]

                       HOW TO BUY SHARES

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

Section 3  How You Can Buy and Sell Shares

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                       SYSTEMATIC INVESTING

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

                                     Section 3  How You Can Buy and Sell Shares

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                        [Chart showing effect of systematic investing and dividend reinvestment]


                                                 [GRAPHIC]

                       SYSTEMATIC WITHDRAWAL

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct"), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

                                                 [GRAPHIC]

                       SPECIAL SERVICES

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Section 3  How You Can Buy and Sell Shares

                       See "How to Sell Shares--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                                 [GRAPHIC]

                       HOW TO SELL SHARES

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.







                                    [GRAPHIC]



An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

                                     Section 3  How You Can Buy and Sell Shares

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                                    [GRAPHIC]



An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                       Frequent Trading

                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

                       The funds' Frequent Trading Policy limits an investor to four "round trip trades" in a 12-month period and to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip trade that exceeds a stated dollar amount (which amount may vary by fund or over time), or who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade) that do not abide by the special order placement rules in the Policy will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account.

                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the

Section 3  How You Can Buy and Sell Shares
                       funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy.

                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund's Frequent Trading Policy and its enforcement, see "Purchases and Redemptions--Frequent Trading Policy" in the Statement of Additional Information.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month. Each fund will seek to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in each fund's net asset value. This policy is designed to result in the distribution of substantially all of the funds' net income over time.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will generally be exempt from regular federal and state income tax. All or a portion of these dividends, however, may be subject to the federal AMT. Income exempt from federal tax may be subject to state and local income tax.

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of the funds' normal investment activities. The funds' distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Dividends from the funds' long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The funds' taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

Section 4  General Information

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.

                       Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Fund for shares of a different Nuveen Fund, the exchange is treated the same as a sale for tax purposes.

                       Please note that if you do not furnish us with your correct Social Security number or employer identification number, you fail to provide certain certifications to the fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the fund to withhold, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields

                                   To Equal a Tax-Free Yield of:
                                   3.00%          4.00%    5.00%    6.00%
                      Tax Bracket: A Taxable Investment Would Need to Yield:
                      ------------------------------------------------------
                        25%        4.00%          5.33%    6.67%    8.00%
                        28%        4.17%          5.56%    6.94%    8.33%
                        33%        4.48%          5.97%    7.46%    8.96%
                        35%        4.62%          6.15%    7.69%    9.23%

                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. Please note that investments that generate qualified dividend income that is taxable at the maximum rate of 15% will have a lower taxable equivalent yield. For more detailed information, see the Statement of Additional Information or consult your tax advisor.


                                                 [GRAPHIC]

                       DISTRIBUTION AND SERVICE PLANS

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan

                                                 Section 4  General Information
                       under Rule 12b-1 under the 1940 Act. (See "What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2003, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. The Statement of Additional Information contains additional information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

Section 4  General Information

                                                 [GRAPHIC]

                       NET ASSET VALUE

                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on various factors including prices of comparable municipal bonds.


                                                 [GRAPHIC]

                       FUND SERVICE PROVIDERS

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                                 Section 4  General Information

Section 5  Financial Highlights

                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended May 31, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the fiscal years prior to May 31, 2002 was audited by Arthur Andersen LLP.

Nuveen Arizona Municipal Bond Fund


                                                           Investment Operations          Less Distributions
Class (Inception Date)                                 -----------------------------  --------------------------


                                                                          Net
                                                                    Realized/                                     Ending
                                             Beginning        Net  Unrealized                Net                     Net
                                             Net Asset Investment  Investment         Investment  Capital          Asset
Year Ended May 31,                               Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value
-------------------------------------------------------------------------------------------------------------------------

Class A (10/86)
 2004                                           $11.35       $.48       $(.61) $(.13)      $(.49)   $  --  $(.49) $10.73
 2003                                            10.91        .51         .47    .98        (.52)    (.02)  (.54)  11.35
 2002                                            10.84        .53         .12    .65        (.53)    (.05)  (.58)  10.91
 2001                                            10.24        .54         .58   1.12        (.52)      --   (.52)  10.84
 2000                                            11.25        .52        (.94)  (.42)       (.52)    (.07)  (.59)  10.24

Class B (2/97)
 2004                                            11.33        .40        (.61)  (.21)       (.40)      --   (.40)  10.72
 2003                                            10.89        .42         .48    .90        (.44)    (.02)  (.46)  11.33
 2002                                            10.83        .45         .11    .56        (.45)    (.05)  (.50)  10.89
 2001                                            10.23        .46         .59   1.05        (.45)      --   (.45)  10.83
 2000                                            11.24        .44        (.94)  (.50)       (.44)    (.07)  (.51)  10.23

Class C (2/94)
 2004                                            11.33        .42        (.61)  (.19)       (.43)      --   (.43)  10.71
 2003                                            10.90        .45         .46    .91        (.46)    (.02)  (.48)  11.33
 2002                                            10.83        .47         .12    .59        (.47)    (.05)  (.52)  10.90
 2001                                            10.23        .48         .59   1.07        (.47)      --   (.47)  10.83
 2000                                            11.24        .46        (.94)  (.48)       (.46)    (.07)  (.53)  10.23

Class R (2/97)
 2004                                            11.33        .50        (.60)  (.10)       (.51)      --   (.51)  10.72
 2003                                            10.90        .53         .47   1.00        (.55)    (.02)  (.57)  11.33
 2002                                            10.83        .56         .12    .68        (.56)    (.05)  (.61)  10.90
 2001                                            10.24        .56         .58   1.14        (.55)      --   (.55)  10.83
 2000                                            11.25        .54        (.94)  (.40)       (.54)    (.07)  (.61)  10.24
-------------------------------------------------------------------------------------------------------------------------

                                                                    Ratios/Supplemental Data
Class (Inception Date)                                   ----------------------------------------
                                                                              Ratio of
                                                                  Ratio of         Net
                                                                  Expenses  Investment
                                                          Ending        to   Income to
                                                             Net   Average     Average  Portfolio
                                                 Total    Assets       Net         Net   Turnover
Year Ended May 31,                           Return(b)     (000) Assets(c)   Assets(c)       Rate
--------------------------------------------------------------------------------------------------

Class A (10/86)
 2004                                            (1.19)% $69,355       .94%       4.34%        10%
 2003                                             9.23    75,255       .92        4.56         14
 2002                                             6.06    69,356       .92        4.85         16
 2001                                            11.12    70,642       .95        5.02         21
 2000                                            (3.75)   69,512      1.06        4.89         41

Class B (2/97)
 2004                                            (1.85)    6,162      1.69        3.59         10
 2003                                             8.43     6,745      1.67        3.81         14
 2002                                             5.20     5,962      1.67        4.10         16
 2001                                            10.33     4,447      1.70        4.27         21
 2000                                            (4.48)    3,680      1.82        4.14         41

Class C (2/94)
 2004                                            (1.73)    7,481      1.49        3.80         10
 2003                                             8.56     9,289      1.47        4.01         14
 2002                                             5.50     7,454      1.46        4.30         16
 2001                                            10.56     5,809      1.50        4.47         21
 2000                                            (4.28)    5,290      1.61        4.34         41

Class R (2/97)
 2004                                             (.93)   16,198       .74        4.55         10
 2003                                             9.38    19,351       .72        4.76         14
 2002                                             6.30    17,742       .72        5.05         16
 2001                                            11.27    19,388       .75        5.22         21
 2000                                            (3.53)   19,076       .87        5.09         41
--------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .93%, 1.68%, 1.48% and .73% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.35%, 3.60%, 3.80% and 4.55% for classes A, B, C and R, respectively.

Section 5  Financial Highlights

Nuveen Colorado Municipal Bond Fund


Class
(Inception               Investment Operations         Less Distributions
Date)                ----------------------------  --------------------------                     -------

                                       Net
                                 Realized/
                                Unrealized                                     Ending              Ending
           Beginning        Net Investment                Net                     Net                 Net
Year Ended Net Asset Investment       Gain         Investment  Capital          Asset     Total    Assets
May 31,        Value  Income(a)     (Loss)   Total     Income    Gains   Total  Value Return(b)     (000)
----------------------------------------------------------------------------------------------------------

Class A (5/87)
  2004        $10.52       $.45     $ (.49) $(.04)      $(.45)   $  --  $(.45) $10.03      (.34)% $30,658
  2003         10.15        .48        .38    .86        (.49)      --   (.49)  10.52      8.70    32,732
  2002         10.02        .52        .13    .65        (.52)      --   (.52)  10.15      6.53    32,638
  2001          9.50        .52        .51   1.03        (.51)      --   (.51)  10.02     11.00    32,306
  2000         10.68        .49      (1.14)  (.65)       (.50)    (.03)  (.53)   9.50     (6.18)   32,448

Class B (2/97)
  2004         10.53        .37       (.48)  (.11)       (.38)      --   (.38)  10.04     (1.04)    5,867
  2003         10.16        .40        .39    .79        (.42)      --   (.42)  10.53      7.93     6,310
  2002         10.03        .44        .13    .57        (.44)      --   (.44)  10.16      5.78     6,014
  2001          9.52        .45        .50    .95        (.44)      --   (.44)  10.03     10.07     4,916
  2000         10.70        .42      (1.15)  (.73)       (.42)    (.03)  (.45)   9.52     (6.88)    4,533

Class C (2/97)
  2004         10.51        .39       (.48)  (.09)       (.40)      --   (.40)  10.02      (.87)    5,234
  2003         10.14        .42        .39    .81        (.44)      --   (.44)  10.51      8.14     6,801
  2002         10.01        .46        .13    .59        (.46)      --   (.46)  10.14      5.98     4,064
  2001          9.49        .47        .50    .97        (.45)      --   (.45)  10.01     10.41     2,995
  2000         10.67        .43      (1.14)  (.71)       (.44)    (.03)  (.47)   9.49     (6.73)    3,113

Class R (2/97)
  2004         10.52        .47       (.48)  (.01)       (.48)      --   (.48)  10.03      (.11)      647
  2003         10.16        .50        .38    .88        (.52)      --   (.52)  10.52      8.84       799
  2002         10.01        .54        .15    .69        (.54)      --   (.54)  10.16      6.98       819
  2001          9.50        .54        .50   1.04        (.53)      --   (.53)  10.01     11.10       746
  2000         10.69        .51      (1.15)  (.64)       (.52)    (.03)  (.55)   9.50     (6.08)    1,342
----------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


      .95%       4.34%        49%
      .95        4.66         12
      .96        5.05         28
     1.00        5.28         33
     1.26        4.94         54


     1.70        3.59         49
     1.70        3.92         12
     1.70        4.29         28
     1.75        4.53         33
     2.04        4.19         54


     1.50        3.80         49
     1.49        4.11         12
     1.49        4.50         28
     1.55        4.73         33
     1.89        4.38         54


      .75        4.54         49
      .75        4.87         12
      .75        5.25         28
      .81        5.47         33
     1.11        5.16         54
---------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .94%, 1.69%, 1.49% and .74% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.35%, 3.60%, 3.81% and 4.56% for classes A, B, C and R, respectively.

                                                Section 5  Financial Highlights

Nuveen New Mexico Municipal Bond Fund


Class
(Inception                   Investment Operations          Less Distributions
Date)                    -----------------------------  -------------------------                     -------


                                            Net
                                      Realized/                                    Ending              Ending
               Beginning        Net  Unrealized                Net                    Net                 Net
Year Ended     Net Asset Investment  Investment         Investment  Capital         Asset     Total    Assets
May 31,            Value  Income(a) Gain (Loss)   Total     Income    Gains  Total  Value Return(b)     (000)
--------------------------------------------------------------------------------------------------------------

Class A (9/92)
  2004            $10.66       $.45       $(.58) $(.13)      $(.46)     $-- $(.46) $10.07     (1.28)% $41,789
  2003             10.27        .47         .40    .87        (.48)      --  (.48)  10.66      8.65    47,478
  2002             10.23        .49         .04    .53        (.49)      --  (.49)  10.27      5.22    45,882
  2001              9.66        .50         .56   1.06        (.49)      --  (.49)  10.23     11.11    46,358
  2000             10.58        .47        (.90)  (.43)       (.49)      --  (.49)   9.66     (4.09)   45,795

Class B (2/97)
  2004             10.66        .37        (.58)  (.21)       (.38)      --  (.38)  10.07     (2.02)    5,137
  2003             10.27        .39         .40    .79        (.40)      --  (.40)  10.66      7.84     5,919
  2002             10.23        .41         .04    .45        (.41)      --  (.41)  10.27      4.43     4,485
  2001              9.66        .42         .56    .98        (.41)      --  (.41)  10.23     10.26     3,393
  2000             10.57        .40        (.90)  (.50)       (.41)      --  (.41)   9.66     (4.75)    2,717

Class C (2/97)
  2004             10.67        .40        (.60)  (.20)       (.40)      --  (.40)  10.07     (1.94)    5,243
  2003             10.27        .41         .41    .82        (.42)      --  (.42)  10.67      8.13     4,615
  2002             10.23        .43         .04    .47        (.43)      --  (.43)  10.27      4.61     3,295
  2001              9.65        .44         .57   1.01        (.43)      --  (.43)  10.23     10.61     2,396
  2000             10.58        .42        (.92)  (.50)       (.43)      --  (.43)   9.65     (4.71)    2,321

Class R (2/97)
  2004             10.70        .47        (.59)  (.12)       (.47)      --  (.47)  10.11     (1.10)      836
  2003             10.30        .49         .41    .90        (.50)      --  (.50)  10.70      8.91       726
  2002             10.26        .51         .03    .54        (.50)      --  (.50)  10.30      5.39       547
  2001              9.68        .52         .56   1.08        (.50)      --  (.50)  10.26     11.39       520
  2000             10.60        .49        (.90)  (.41)       (.51)      --  (.51)   9.68     (3.89)      434
--------------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


      .93%       4.36%        20%
      .93        4.48          8
      .95        4.76         22
      .99        4.92         10
     1.19        4.73         24


     1.68        3.61         20
     1.68        3.73          8
     1.70        4.01         22
     1.73        4.17         10
     1.97        3.98         24


     1.48        3.81         20
     1.47        3.93          8
     1.50        4.20         22
     1.54        4.37         10
     1.76        4.18         24


      .73        4.56         20
      .73        4.68          8
      .75        4.96         22
      .79        5.12         10
     1.01        4.91         24
---------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .92%, 1.67%, 1.47% and .72% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.36%, 3.61%, 3.82% and 4.57% for classes A, B, C and R, respectively.

Section 5  Financial Highlights

Appendix  Additional State Information

                       Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in each fund's shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

                       Arizona

                       Arizona's economy continues to grow at a rapid pace benefiting from strong population growth (outpacing national levels) and low business costs (attracting more industries to the State). Construction, particularly in urban areas, is booming. The outlook for tourism is steadily improving with the war in Iraq barely affecting lodging revenues and occupancy. Also, the State is home to five major military bases and has benefited from over $6 billion flowing into the State, with more to come. One downside risk is the persistent drought in much of the West that is straining already scarce water supplies and increasing the threat of devastating forest fires.

                       In May, Governor Janet Napolitano signed the $7.4 billion fiscal 2005 general fund budget that relies on recurring revenues as well as one-time measures to cover a gap of about $283 million. However, total revenues were up 8.9 percent over last year, and state tax revenues continue to come in at a higher rate than even the most optimistic predictions. If that growth continues, the $283 million budget deficit will continue to decline, and lawmakers could begin next session with as much as $70 million in the now-empty rainy day fund. Despite improvement, Arizona will continue to face education, healthcare, social services and corrections expenditures due to its growing population and new policy initiatives, which will continue to constrain finances over the next few years.

                       Employment is growing at a rapid pace. The statewide unemployment rate was 4.3% in July 2004, down substantially from 5.8% in July 2003, and below the national average of 5.5% in July 2004. Per capita income remains below average at $26,838 in 2003, which is approximately 85% of the national average of $31,632.

                       Although the State does not issue general obligation debt, as of September 4, 2004, Moody's and Standard and Poor's gave its lease obligations A1 and AA- ratings, respectively. Standard and Poor's maintains a negative outlook on Arizona. Moody's revised its outlook to Stable from Negative on February 18, 2003, reflecting an improved state economy, which, together with federal relief funding, has helped stabilize fiscal deterioration earlier than expected. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to the Arizona individual income tax to the extent they are paid out of income earned

                                                                       Appendix
                       on Arizona municipal bonds or U.S. government securities. While dividends paid out of income earned on Arizona municipal bonds are not subject to Arizona tax, if you are subject to tax in a state other than Arizona, these dividends may be included in calculating taxable income for that state. You will be subject to Arizona personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize a capital gain on the transaction.

                       The treatment of corporate shareholders who pay Arizona corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

                       Colorado

                       Colorado's economy is finally showing some improvement, particularly in financial activities and professional and business services but still lags the national pace in its recovery. The increase in defense spending is boosting Denver area defense contractors, although the deployment of troops from Fort Carson has offset much of that gain and is responsible for an increase in unemployment. Business investment in telecom, computers and IT products has advanced for three consecutive quarters, but has yet to have an impact on the labor market. Despite the weaker economy, the Colorado housing market strengthened through 2003.

                       Fiscal 2005 state tax revenues are showing signs of moderate growth and are helping to stabilize the State's budget picture and provide a modest ending balance in the general fund. A constitutional amendment passed by voters in 1992 known as TABOR constitutionally limits expenditure and revenue growth going forward and provides that annual tax revenues that exceed the constitutional limit be refunded unless voters approve otherwise. Colorado passed legislation deferring some of the TABOR requirements, but unless voters authorize additional spending, the State is apt to face another round of tax refunds and budget cuts in fiscal 2006. Constitutional prohibitions on Colorado debt result in a very low state debt burden.

                       Governor Bill Owens signed the fiscal 2005 budget with a projected ending fund balance of about $60 million--while certainly an improvement over the past, it provides only limited financial flexibility and amounts to less than 1% of anticipated revenues for the year. However, there are sizeable resources in other state funds--projected at about $1.2 billion--that may be borrowed and transferred into the general fund if necessary to meet the State's obligations.

                       The State is expected to continue to lag the pace of the national employment recovery through the end of 2004, although the labor force is stagnant, which is keeping unemployment rates deceptively low. Unemployment was at 5.1% in July 2004 (down from 6.2% in July 2003) and below the July national average of 5.5%. Per capita personal income was $34,283 in 2003, which is 108% of the national average of $31,632.

                       Although Colorado has no outstanding general obligation debt, Standard & Poor's rates Colorado lease obligations AA- as of September 4, 2004 and revised the outlook to Stable from Negative on January 9, 2004 to reflect the State's improving revenues and reserves. Moody's and Fitch have no ratings for Colorado obligations. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Colorado personal income tax to the extent they are paid out of income earned on

Appendix

                       Colorado municipal bonds issued on or after May 1, 1980 or U.S. government securities. While dividends paid out of income earned on Colorado municipal bonds issued on or after May 1, 1980 are not subject to Colorado tax, if you are subject to tax in a state other than Colorado, these dividends may be included in calculating taxable income for that state. You will be subject to Colorado personal income tax, however, to the extent the fund distributes any taxable income or if you sell or exchange fund shares and realize a capital gain on the transaction.

                       The treatment of corporate shareholders who pay Colorado corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

                       New Mexico

                       New Mexico's economy continues to be one of the best performing economies in the nation with government defense spending protecting New Mexico from the worst of the downturn. Healthcare remains a major growth driver in the State, and strong population growth, supported by an influx of retirees, has increased demand for housing and fueled a construction boom. Intel has used its new production facilities (and 5,000 employees) to produce smaller chips to satisfy the rebounding PC industry. Oil and gas prices are rising once again, and natural resources and the New Mexico mining industry (hit very hard during the recession) are expanding steadily. Offsetting these factors to New Mexico's economic growth is the State's growing water shortage problem. Several multi-million dollar proposals designed to draw water from nearby Lake Ute will have only limited success addressing the statewide problem.

                       New Mexico's diversified mix of taxes (gross receipts, income, and severance) has allowed the State to maintain a stable revenue base. High prices for oil and gas have provided New Mexico with unexpected revenues from production taxes and royalties despite the phase-in of income tax cuts passed during the previous legislative session. However, as energy prices moderate, state revenues are apt to decline as well.

                       New Mexico was one of only four states that did not face a budget gap in fiscal 2004 and ended the year with general fund reserves of $388 million. The $4.4 billion budget for fiscal 2005 was signed by the governor in March and is balanced with tax cuts and elimination of prior tax exemptions, raises for teachers and police, and anticipated continued growth in projected revenues. Reserves are projected to remain at about the $388 million level for fiscal 2005. However, budget difficulties appear on the horizon with deficits projected from fiscal 2006 through fiscal 2008 due primarily to rising health care costs associated with the incoming retiree population and to the expectation that oil and gas prices will moderate. Debt burden is increasing but remains manageable.

                       New Mexico continues to show consistent job growth as the unemployment rate declines and the labor force expands. Unemployment was 5.3% in July 2004 (down from 6.7% in July of the prior year) and slightly below the July national average of 5.5%. Per capita personal income of $25,541 in 2003 was among the lowest (47th among states) in the nation at 80.7% of the national average of $31,632.

                       As of September 4, 2004, Moody's rated the State's general obligation debt Aa1, while Standard & Poor's rated it AA+. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                                                                       Appendix

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to the New Mexico personal income tax to the extent they are paid out of income earned on New Mexico municipal obligations or U.S. government securities. You will generally be subject to New Mexico personal income tax, however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange fund shares and realize a capital gain on the transaction. For 2004, distributions of capital gains from the fund, or a sale of fund shares may be eligible for a special New Mexico state tax deduction for certain net capital gains of individual taxpayers, generally up to the greater of $1,000 or 20% of such net capital gain income.

                       While dividends paid out of income earned on New Mexico municipal bonds are not subject to New Mexico tax, if you are subject to tax in a state other than New Mexico, these dividends may be included in calculating taxable income for that state.

                       The treatment of corporate shareholders who pay New Mexico corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

Appendix

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objective.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

International
Nuveen NWQ International Value Fund

Growth
Nuveen Rittenhouse Growth Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments and Nuveen Advisory. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen Investments at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

The funds are series of Nuveen Multistate Trust I, whose Investment Company Act file number is 811-07747.

1. Long-term and insured long-term portfolios.


MPR-MS2-0904D NA

Distributed by
Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 |
(800) 257-8787 | www.nuveen.com

Nuveen Investments Municipal Bond Funds

--------------------------------------------------------------------------------
                                               PROSPECTUS  SEPTEMBER 28, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]





Nuveen Florida Municipal Bond Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a
[LOGO] NUVEEN Investments

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


[GRAPHIC] Investment Strategy


[GRAPHIC] Risks


[GRAPHIC] Fees, Charges
          and Expenses


[GRAPHIC] Shareholder
          Instructions


[GRAPHIC] Performance and
          Current Portfolio
          Information

         Table of Contents

         Section 1  The Fund
         This section provides you with an overview of the fund, including investment objectives, portfolio holdings and historical performance information.

         Introduction                                                1
         Nuveen Florida Municipal Bond Fund                          2

         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.

         Who Manages the Fund                                        4
         What Securities We Invest In                                5
         How We Select Investments                                   6
         What the Risks Are                                          7
         How We Manage Risk                                          8

         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.

         What Share Classes We Offer                                 9
         How to Reduce Your Sales Charge                            10
         How to Buy Shares                                          12
         Systematic Investing                                       13
         Systematic Withdrawal                                      14
         Special Services                                           14
         How to Sell Shares                                         15

         Section 4  General Information
         This section summarizes the fund's distribution policies and other general fund information.

         Dividends, Distributions and Taxes                         18
         Distribution and Service Plans                             19
         Net Asset Value                                            21
         Fund Service Providers                                     21

         Section 5  Financial Highlights
         This section provides the fund's financial performance for
         the past five years.                                       22

         Appendix  Additional State Information                     23

                                                             September 28, 2004

Section 1  The Fund

                       Nuveen Florida Municipal Bond Fund

                                                 [GRAPHIC]

                       INTRODUCTION


                       This prospectus is intended to provide important information to help you evaluate whether the Nuveen Mutual Fund listed above may be right for you. Please read it carefully before investing and keep it for future reference.



 NOT FDIC OR GOVERNMENT INSURED        MAY LOSE VALUE          NO BANK GUARANTEE

                                                            Section 1  The Fund

                                    [GRAPHIC]


         NUVEEN FLORIDA MUNICIPAL BOND FUND

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]


What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Florida bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.
How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                            [BAR CHART APPEARS HERE]

                             Class A Annual Returns
                            -----------------------
                                  1994   -5.6
                                  1995   16.4
                                  1996    2.6
                                  1997    8.5
                                  1998    5.5
                                  1999   -3.4
                                  2000    9.4
                                  2001    3.5
                                  2002    6.8
                                  2003    4.2


Section 1  The Fund

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 6.10% and -5.82%, respectively for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                 Class A (Offer)           -0.18%    3.13%     4.17%
                 Class B                   -0.58%    3.04%     4.05%
                 Class C                    3.63%    3.43%     4.05%
                 Class R                    4.40%    4.22%     4.76%
                -------------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions          -0.18%    3.10%     4.14%
                  After Taxes on
                    Distributions and
                    Sale of Shares          1.54%    3.39%     4.28%
                -------------------------------------------------------
                 Lehman Brothers
                   Municipal Bond
                   Index/2/                 5.31%    5.83%     6.03%
                 Lipper Peer Group/3/       4.63%    4.60%     5.02%

What Are the Costs of Investing?

                                    [GRAPHIC]



This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.08%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Florida Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.

 Annual Fund Operating Expenses

Paid From Fund Assets

         Share Class                              A     B     C   R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%  --%
         Other Expenses                          .11%  .11%  .11% .11%
         Total Annual Fund Operating
         Expenses                                .85% 1.60% 1.40% .65%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  503 $  563 $  143 $ 66 $  503 $  163 $  143 $ 66
         3 Years    $  680 $  805 $  443 $208 $  680 $  505 $  443 $208
         5 Years    $  872 $  971 $  766 $362 $  872 $  871 $  766 $362
         10 Years   $1,425 $1,699 $1,680 $810 $1,425 $1,699 $1,680 $810

.................................................................................

 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                            Section 1  The Fund

Section 2  How We Manage Your Money

                       To help you understand how the fund's assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                       WHO MANAGES THE FUND

                       Nuveen Advisory Corp. ("Nuveen Advisory"), the fund's investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606.

                       Nuveen Advisory is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") (formerly known as The John Nuveen Company). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen and its affiliates have approximately $100 billion in assets under management. Nuveen is a publicly-traded company and is a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages the fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of the fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

                       Daniel S. Solender has been the portfolio manager for the Florida Fund since November 2003. Mr. Solender has served as Vice President of Nuveen Advisory and Nuveen Institutional Advisory Corp. since July 2003. Prior thereto, Mr. Solender was Principal and portfolio manager for The Vanguard Group since 1999. He is a Chartered Financial Analyst and currently manages 26 Nuveen-sponsored investment companies.

                       For the most recent fiscal year, the fund paid .54% in management fees to Nuveen Advisory as a percentage of net assets.

                       As approved by the Board of Trustees, a complex-wide fee schedule for all funds managed by Nuveen Advisory and its affiliates went into effect on August 1, 2004. The implementation of this complex-wide fee schedule resulted in a marginal immediate decrease in the rate at which management fees are paid by the fund. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the fund will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the fund if the complex-wide fee schedule were not implemented.

Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                       WHAT SECURITIES WE INVEST IN

                       The fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The fund invests primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax ("AMT").

                       States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the fund will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The fund may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the fund may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the fund will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the fund adequately for the additional interest rate risk the fund must assume, the fund will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, the fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds

                       The fund purchases only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. If suitable municipal bonds from a

                                            Section 2  How We Manage Your Money
                       specific state are not available at attractive prices and yields, the fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes.

                       Portfolio Maturity

                       The fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Short-Term Investments

                       Under normal market conditions, the fund may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The fund may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the fund invests in taxable securities, it may not achieve its investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Forwards and Delayed-Delivery Settlement

                       The fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if the fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.


                                                 [GRAPHIC]

                       HOW WE SELECT INVESTMENTS

                       Nuveen Advisory selects municipal bonds for the fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of the fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

Section 2  How We Manage Your Money

                       Portfolio Turnover

                       The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund intends to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. The fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                       WHAT THE RISKS ARE

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

                       Credit risk: The fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments when due as a result of changing financial or market conditions.

                       Interest rate risk: Because the fund invests in fixed-income securities, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if the fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the fund primarily purchases municipal bonds from Florida, the fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in Florida and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information."

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

                                            Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                       HOW WE MANAGE RISK

                       In pursuit of its investment objective, the fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The fund limits this investment risk generally by restricting the type and maturities of municipal bonds it purchases, and by diversifying its investment portfolio geographically within Florida, as well as across different industry sectors.

                       Investment Limitations

                       The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. As a diversified fund, the fund may not have more than:

                        . 25% in any one industry such as electric utilities or health care.

                        . 5% in securities of any one issuer (except U.S. government securities or for 25% of its assets).

                       Hedging and Other Defensive Investment Strategies

                       The fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of the fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       The fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the fund's investments. Although the fund has no present intent to use these strategies, market circumstances may necessitate their use in the future.

Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                       WHAT SHARE CLASSES WE OFFER

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the fund is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                  Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          4.20%                 4.38%                3.70%
 $50,000 but less than $100,000             4.00                  4.18                 3.50
 $100,000 but less than $250,000            3.50                  3.63                 3.00
 $250,000 but less than $500,000            2.50                  2.56                 2.00
 $500,000 but less than $1,000,000          2.00                  2.04                 1.50
 $1,000,000 and over                          --/1/                 --                 1.00/1/

                      1 You can buy $1 million or more of Class A shares at net
                        asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a contingent deferred sales charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC, based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                Section 3  How You Can Buy and Sell Shares     9

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


           Years Since Purchase 0-1  1-2  2-3  3-4  4-5  5-6  Over 6
            CDSC                  5%   4%   4%   3%   2%   1%   None

                       The fund has established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee compensates Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       The fund has established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.


                                                 [GRAPHIC]

                       HOW TO REDUCE YOUR SALES CHARGE

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                       Class A Sales Charge Reductions

                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of any fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund on which an up-front sales charge or ongoing distribution fee is imposed or is normally imposed.

                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.

Section 3  How You Can Buy and Sell Shares

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age; (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

                       Class A Sales Charge Waivers

                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

                        . Purchases of $1,000,000 or more. You can buy $1 million or more of Class A shares at net asset value.

                        . Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions. You may purchase Class A shares at net asset value when reinvesting distributions from Nuveen Mutual Funds and Nuveen Defined Portfolios.

                        . Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.

                        . Certain Employees and Affiliates of Nuveen. Officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Fund's Statement of Additional Information), may purchase Class A shares at net asset value.

                        . Authorized Dealer Personnel. Any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member, may purchase Class A shares at net asset value.

                        . Certain Trust Departments. Bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity may purchase Class A shares at net asset value.

                        . Additional Categories of Investors. The following investors may purchase Class A shares at net asset value: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                        . Reinvestment of Redemption Proceeds. You may purchase Class A shares at net asset value when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.

                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:

                        . Certain Trustees, Directors, Employees, and Affiliates of Nuveen.

                        .  Certain Authorized Dealer Personnel.

                                     Section 3  How You Can Buy and Sell Shares

                        .  Certain Bank or Broker-Affiliated Trust Departments.

                        .  Certain Additional Categories of Investors.

                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's Website at www.nuveen.com/mutual_funds/mf/web/mutual_fund_ e_reports.asp, where you will also find the information included in this prospectus.

                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the fund or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the fund or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                       HOW TO BUY SHARES

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services,

                              Section 3  How You Can Buy and Sell Shares      12

                       P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                       SYSTEMATIC INVESTING

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in the fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

                                     Section 3  How You Can Buy and Sell Shares

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                               [Chart showing effect of systematic investing
                           and dividend reinvestment]




                                                 [GRAPHIC]

                       SYSTEMATIC WITHDRAWAL

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct"), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                       SPECIAL SERVICES

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The fund may change or cancel its exchange policy at any time upon 60 days' notice. The fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "How to

Section 3  How You Can Buy and Sell Shares

                       Sell Shares--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                       HOW TO SELL SHARES

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


                                    [GRAPHIC]



An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

                                     Section 3  How You Can Buy and Sell Shares

                       By Mail

                       You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       Frequent Trading

                       The fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in the fund's shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the fund. However, the fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the fund has adopted a Frequent Trading Policy that seeks to balance the fund's need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

                       The fund's Frequent Trading Policy limits an investor to four "round trip trades" in a 12-month period and to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip trade that exceeds a stated dollar amount (which amount may vary by fund or over time), or who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade) that do not abide by the special order placement rules in the Policy will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account.

                       The fund primarily receives share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the fund with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the fund with sufficient trade level information for


                                    [GRAPHIC]



An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund has set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

Section 3  How You Can Buy and Sell Shares
                       individual shareholders, their use of omnibus accounts may limit the extent to which the fund is able to enforce the terms of the Frequent Trading Policy.

                       The fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund's Frequent Trading Policy and its enforcement, see "Purchases and Redemptions--Frequent Trading Policy" in the Statement of Additional Information.

                       Redemptions In-Kind

                       The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                       The fund pays tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The fund declares dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month. The fund will seek to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by the fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in the fund's net asset value. This policy is designed to result in the distribution of substantially all of the fund's net income over time.

                       Payment and Reinvestment Options

                       The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the fund invests primarily in municipal bonds from Florida, the regular monthly dividends you, as a taxpayer in that state, receive will generally be exempt from regular federal income tax and the Florida intangible personal property tax. All or a portion of these dividends, however, may be subject to the federal AMT. Income exempt from federal tax may be subject to state and local income tax.

                       Although the fund does not seek to realize taxable income or capital gains, the fund may realize and distribute taxable income or capital gains from time to time as a result of the fund's normal investment activities. The fund's distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The fund's taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

Section 4  General Information

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.

                       Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Fund for shares of a different Nuveen Fund, the exchange is treated the same as a sale for tax purposes.

                       Please note that if you do not furnish us with your correct Social Security number or employer identification number, you fail to provide certain certifications to the fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the fund to withhold, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the fund with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields

                                   To Equal a Tax-Free Yield of:
                                   3.00%          4.00%    5.00%    6.00%
                      Tax Bracket: A Taxable Investment Would Need to Yield:
                      ------------------------------------------------------
                        25%        4.00%          5.33%    6.67%    8.00%
                        28%        4.17%          5.56%    6.94%    8.33%
                        33%        4.48%          5.97%    7.46%    8.96%
                        35%        4.62%          6.15%    7.69%    9.23%

                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. Please note that investments that generate qualified dividend income that is taxable at the maximum rate of 15% will have a lower taxable equivalent yield. For more detailed information, see the Statement of Additional Information or consult your tax advisor.


                                                 [GRAPHIC]

                       DISTRIBUTION AND SERVICE PLANS

                       Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan under

                                                 Section 4  General Information

                       Rule 12b-1 under the 1940 Act. (See " What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2003, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. The Statement of Additional Information contains additional information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

Section 4  General Information

                                                 [GRAPHIC]

                       NET ASSET VALUE

                       The price you pay for your shares is based on the fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of the fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on various factors including prices of comparable municipal bonds.


                                                 [GRAPHIC]

                       FUND SERVICE PROVIDERS

                       The custodian of the assets of the fund is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                                 Section 4  General Information

Section 5  Financial Highlights

                       The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended May 31, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the fund's financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the fiscal years prior to May 31, 2002 was audited by Arthur Andersen LLP.

Nuveen Florida Municipal Bond Fund


Class
(Inception               Investment Operations          Less Distributions
Date)                -----------------------------  --------------------------                     --------


                                        Net
                                  Realized/                                     Ending               Ending
           Beginning        Net  Unrealized                Net                     Net                  Net
Year Ended Net Asset Investment  Investment         Investment  Capital          Asset     Total     Assets
May 31,        Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value Return(b)      (000)
------------------------------------------------------------------------------------------------------------

Class A (6/90)
  2004        $10.46       $.49       $(.50) $(.01)      $(.49)   $  --  $(.49) $ 9.96      (.12)% $205,058
  2003         10.28        .51         .25    .76        (.53)    (.05)  (.58)  10.46      7.60    247,569
  2002         10.34        .54        (.05)   .49        (.55)      --   (.55)  10.28      4.84    244,023
  2001          9.97        .56         .36    .92        (.55)      --   (.55)  10.34      9.35    239,837
  2000         10.76        .54        (.77)  (.23)       (.55)    (.01)  (.56)   9.97     (2.17)   250,178

Class B (2/97)
  2004         10.45        .42        (.51)  (.09)       (.41)      --   (.41)   9.95      (.89)    29,120
  2003         10.27        .43         .25    .68        (.45)    (.05)  (.50)  10.45      6.80     33,056
  2002         10.33        .47        (.06)   .41        (.47)      --   (.47)  10.27      4.06     28,120
  2001          9.96        .48         .36    .84        (.47)      --   (.47)  10.33      8.53     22,629
  2000         10.77        .46        (.79)  (.33)       (.47)    (.01)  (.48)   9.96     (3.10)    17,476

Class C (9/95)
  2004         10.45        .44        (.51)  (.07)       (.43)      --   (.43)   9.95      (.65)    30,197
  2003         10.28        .45         .24    .69        (.47)    (.05)  (.52)  10.45      6.94     36,374
  2002         10.34        .49        (.05)   .44        (.50)      --   (.50)  10.28      4.29     25,932
  2001          9.97        .50         .36    .86        (.49)      --   (.49)  10.34      8.78     19,961
  2000         10.77        .48        (.78)  (.30)       (.49)    (.01)  (.50)   9.97     (2.79)    17,167

Class R (2/97)
  2004         10.45        .51        (.50)   .01        (.51)      --   (.51)   9.95       .06     61,595
  2003         10.27        .53         .25    .78        (.55)    (.05)  (.60)  10.45      7.86     66,819
  2002         10.33        .56        (.05)   .51        (.57)      --   (.57)  10.27      5.07     60,302
  2001          9.96        .58         .35    .93        (.56)      --   (.56)  10.33      9.54     58,694
  2000         10.76        .56        (.78)  (.22)       (.57)    (.01)  (.58)   9.96     (2.07)    56,943
------------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


      .85%       4.83%         6%
      .85        4.96         19
      .87        5.24         17
      .88        5.42         22
     1.02        5.27         18


     1.60        4.08          6
     1.60        4.21         19
     1.62        4.49         17
     1.63        4.67         22
     1.79        4.52         18


     1.40        4.28          6
     1.40        4.40         19
     1.42        4.69         17
     1.43        4.87         22
     1.59        4.72         18


      .65        5.03          6
      .65        5.16         19
      .67        5.44         17
      .68        5.62         22
      .83        5.47         18
---------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .85%, 1.60%, 1.40%, and .65% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.84%, 4.09%, 4.29% and 5.04% for classes A, B, C and R, respectively.

Section 5  Financial Highlights

Appendix  Additional State Information

                       Because the fund primarily purchases municipal bonds from Florida, the fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the fund. The discussion includes general state tax information related to an investment in the fund's shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

                       Florida

                       Florida's service-based economy is robust and employment performance is strong. Business and financial services and tourism and healthcare services are taking the lead in job growth. Rapid population growth has also given strength to the economy, although such growth also increases the challenges of providing long-term economic development. Home price appreciation is running well above the national average, but the Fed tightening cycle that is underway poses near-term risk for moderation in prices. On balance, with interest rates on the rise, the State's large senior population, whose fixed incomes have been depressed due to the very low federal funds rate, should expect its income levels to rise.

                       The general revenue budget of $24.3 billion for fiscal 2005 was approved by the legislature during a special session in May with major spending areas in education and human services. The budget stabilization reserve (equal to 5% of general revenues) remains fully funded but the budget was balanced using $454 million of transfers. The State has no personal income tax, but its other revenue sources, primarily sales taxes, have grown consistently. State debt medians are above the national average, but are still moderate at 3.2% of personal income.

                       Florida's labor markets have fared very well during the national employment recession. Unemployment has remained below national levels at 4.5% in July 2004, down from 5.2% in July 2003, and below the July national average of 5.5%. Florida's per capita income of $30,446 in 2003 is approximately 96.2% of the national average of $31,632. Lower income levels are consistent with a large retirement population.

                       As of September 4, 2004, Florida's general obligation debt carried ratings of Aa2 by Moody's, AA+ by Standard & Poor's, and AA by Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       Shares of the fund will generally not be subject to the Florida intangible personal property tax if the fund meets certain levels with respect to its holdings of Florida municipal bonds and U.S. government securities. If the fund holds other taxable securities, then your shares in the fund may be subject to the Florida intangible personal property tax, except that the portion of your shares attributable to the fund's investments in U.S. government securities will not be subject to the tax. For tax years after July 1, 2003, there is

                                                                       Appendix
                       an individual exemption from the Florida intangible personal property tax on the first $250,000 of property ($500,000 for a married couple filing jointly).

                       While dividends paid by the fund to individuals who are residents of Florida are not subject to personal income taxation in Florida, if you are subject to income tax in a state other than Florida, the dividends that result from Florida municipal bonds may be subject to income tax in that state.

                       Corporate shareholders of the fund may be subject to the Florida corporate income tax. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

Appendix

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objective.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

International
Nuveen NWQ International Value Fund

Growth
Nuveen Rittenhouse Growth Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/

Several additional sources of information are available to you, including the codes of ethics adopted by the fund, Nuveen Investments and Nuveen Advisory. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the fund included in this prospectus. Additional information about the fund's investments is available in the annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Call Nuveen Investments at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

The fund is a series of Nuveen Multistate Trust I, whose Investment Company Act file number is 811-07747.

1. Long-term and insured long-term portfolios.


MPR-FL-0904D NA

Distributed by
Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 |
(800) 257-8787 | www.nuveen.com

--------------------------------------------------------------------------------

Nuveen Investments Municipal Bond Funds

--------------------------------------------------------------------------------
                                               PROSPECTUS  SEPTEMBER 28, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Maryland Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a
criminal offense.

[LOGO] Nuveen Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Table of Contents


         Section 1  The Funds
         This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

         Introduction                                                1
         Nuveen Maryland Municipal Bond Fund                         2
         Nuveen Pennsylvania Municipal Bond Fund                     4
         Nuveen Virginia Municipal Bond Fund                         6

         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.

         Who Manages the Funds                                       8
         What Securities We Invest In                                9
         How We Select Investments                                  10
         What the Risks Are                                         11
         How We Manage Risk                                         12

         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.

         What Share Classes We Offer                                13
         How to Reduce Your Sales Charge                            14
         How to Buy Shares                                          16
         Systematic Investing                                       17
         Systematic Withdrawal                                      18
         Special Services                                           18
         How to Sell Shares                                         19

         Section 4  General Information
         This section summarizes the funds' distribution policies and other general fund information.

         Dividends, Distributions and Taxes                         22
         Distribution and Service Plans                             23
         Net Asset Value                                            25
         Fund Service Providers                                     25

         Section 5  Financial Highlights
         This section provides the funds' financial performance for
         the past five years.                                       26

         Appendix  Additional State Information                     29

                                                             September 28, 2004

Section 1  The Funds

                       Nuveen Maryland Municipal Bond Fund
                       Nuveen Pennsylvania Municipal Bond Fund
                       Nuveen Virginia Municipal Bond Fund

                                                 [GRAPHIC]

                       INTRODUCTION

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.


 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Maryland Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]


What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Maryland bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                            [BAR CHART APPEARS HERE]

                             Class A Annual Returns
                             1994        -6.5
                             1995        16.9
                             1996         3.6
                             1997         7.6
                             1998         5.6
                             1999        -5.1
                             2000        10.7
                             2001         4.9
                             2002         9.4
                             2003         5.3

Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 7.46% and -3.40%, respectively for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                 Class A (Offer)           0.90%     3.99%     4.58%
                 Class B                   0.41%     3.93%     4.44%
                 Class C                   4.66%     4.31%     4.41%
                 Class R                   5.42%     5.09%     5.26%
                -------------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions          0.90%     3.97%     4.57%
                  After Taxes on
                    Distributions and
                    Sale of Shares         2.09%     4.05%     4.57%
                -------------------------------------------------------
                 Lehman Brothers
                   Municipal Bond
                   Index/2/                5.31%     5.83%     6.03%
                 Lipper Peer Group/3/      4.10%     4.50%     4.94%

What Are the Costs of Investing?


                                    [GRAPHIC]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.55%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Maryland Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.

 Annual Fund Operating Expenses

Paid From Fund Assets

         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .55%  .55%  .55% .55%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%  --%
         Other Expenses                          .17%  .17%  .17% .17%
         Total Annual Fund Operating
         Expenses--Gross+                        .92% 1.67% 1.47% .72%

            +After Expense Reimbursements
            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            Total Annual Fund Operating
            Expenses--Net                .91%  1.66%  1.46%   .71%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  510 $  570 $  150 $ 74 $  510 $  170 $  150 $ 74
         3 Years    $  701 $  826 $  465 $230 $  701 $  526 $  465 $230
         5 Years    $  908 $1,007 $  803 $401 $  908 $  907 $  803 $401
         10 Years   $1,504 $1,777 $1,757 $894 $1,504 $1,777 $1,757 $894

 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Pennsylvania Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]


What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Pennsylvania bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                            [BAR CHART APPEARS HERE]

                            Class A Annual Returns
                            1994    -4.2
                            1995    15.3
                            1996     3.8
                            1997    10.0
                            1998     5.5
                            1999    -5.5
                            2000    10.8
                            2001     6.4
                            2002     7.5
                            2003     5.1

Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 5.63% and -4.45%, respectively for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                 Class A (Offer)           0.70%     3.80%     4.82%
                 Class B                   0.25%     3.75%     4.73%
                 Class C                   4.55%     4.13%     4.70%
                 Class R                   5.33%     4.92%     5.43%
                -------------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions          0.70%     3.78%     4.80%
                  After Taxes on
                    Distributions and
                    Sale of Shares         1.99%     3.92%     4.85%
                -------------------------------------------------------
                 Lehman Brothers
                   Municipal Bond
                   Index/2/                5.31%     5.83%     6.03%
                 Lipper Peer Group/3/      4.89%     4.77%     5.16%

What Are the Costs of Investing?


                                    [GRAPHIC]


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.16%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Pennsylvania Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.

 Annual Fund Operating Expenses

Paid From Fund Assets

         Share Class                              A     B     C   R
         -------------------------------------------------------------
         Management Fees                         .55%  .55%  .55% .55%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%  --%
         Other Expenses                          .15%  .15%  .15% .15%
         Total Annual Fund Operating
         Expenses                                .90% 1.65% 1.45% .70%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  508 $  568 $  148 $ 72 $  508 $  168 $  148 $ 72
         3 Years    $  695 $  820 $  459 $224 $  695 $  520 $  459 $224
         5 Years    $  898 $  997 $  792 $390 $  898 $  897 $  792 $390
         10 Years   $1,481 $1,754 $1,735 $871 $1,481 $1,754 $1,735 $871

 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Virginia Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]


What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments when due. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Virginia bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long-term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                            [BAR CHART APPEARS HERE]

                            Class A Annual Returns
                            1994  -5.5
                            1995  16.3
                            1996   4.0
                            1997   9.4
                            1998   6.1
                            1999  -4.2
                            2000  10.8
                            2001   4.2
                            2002   7.5
                            2003   6.1

Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 6.58% and -5.14%, respectively for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.

                                           Average Annual Total Returns
                                           for the Periods Ended
                                             December 31, 2003
                Class Returns Before Taxes 1 Year    5 Year   10 Year
                -------------------------------------------------------
                Class A (Offer)             1.67%     3.87%     4.84%
                Class B                     1.24%     3.81%     4.71%
                Class C                     5.41%     4.19%     4.70%
                Class R                     6.23%     4.97%     5.42%
                -------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions            1.64%     3.85%     4.82%
                 After Taxes on
                   Distributions and
                   Sale of Shares           2.77%     3.99%     4.86%
                -------------------------------------------------------
                Lehman Brothers
                 Municipal Bond
                 Index/2/                   5.31%     5.83%     6.03%
                Lipper Peer Group/3/        5.05%     4.81%     5.13%

What Are the Costs of Investing?


                                    [GRAPHIC]



This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 1. Class A and C total returns reflect actual performance for all periods; Class B and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 6/30/04 was -0.37%.
 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Virginia Municipal Debt Funds Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.

 Annual Fund Operating Expenses

Paid From Fund Assets

         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%  --%
         Other Expenses                          .13%  .13%  .13% .13%
         Total Annual Fund Operating
         Expenses--Gross+                        .87% 1.62% 1.42% .67%

            +After Expense Reimbursements
            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            Total Annual Fund Operating
            Expenses--Net                .86%  1.61%  1.41%   .66%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  505 $  565 $  145 $ 68 $  505 $  165 $  145 $ 68
         3 Years    $  686 $  811 $  449 $214 $  686 $  511 $  449 $214
         5 Years    $  882 $  981 $  776 $373 $  882 $  881 $  776 $373
         10 Years   $1,448 $1,721 $1,702 $835 $1,448 $1,721 $1,702 $835

 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
 7. As a percentage of the lesser of purchase price or redemption proceeds.
 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                       WHO MANAGES THE FUNDS

                       Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolio, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606.

                       Nuveen Advisory is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") (formerly known as The John Nuveen Company). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen and its affiliates have approximately $100 billion in assets under management. Nuveen is a publicly-traded company and is a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

                       Paul L. Brennan has been the portfolio manager for the Pennsylvania Fund since 2003 and the portfolio manager for the Maryland and Virginia Funds since 1999. Mr. Brennan became an Assistant Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by Nuveen in 1997 and was made a Vice President in 2002. Mr. Brennan currently manages investments for forty Nuveen-sponsored investment companies. He is a Chartered Financial Analyst.

                       For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

                  ............................................
                  Nuveen Maryland Municipal Bond Fund     .55%
                  ............................................
                  Nuveen Pennsylvania Municipal Bond Fund .55%
                  ............................................
                  Nuveen Virginia Municipal Bond Fund     .54%
                  ............................................

                       As approved by the Board of Trustees, a complex-wide fee schedule for all funds managed by Nuveen Advisory and its affiliates went into effect on August 1, 2004. The implementation of this complex-wide fee schedule resulted in a marginal immediate decrease in the rate at which management

Section 2  How We Manage Your Money
                       fees are paid by the funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the funds if the complex-wide fee schedule were not implemented.


                                                 [GRAPHIC]

                       WHAT SECURITIES WE INVEST IN

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax ("AMT").

                       States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                                           Section 2   How We Manage Your Money

                       Quality Municipal Bonds

                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Short-Term Investments

                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.



                                                 [GRAPHIC]

                       HOW WE SELECT INVESTMENTS

                       Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market.

Section 2   How We Manage Your Money

                       We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                       WHAT THE RISKS ARE

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments when due as a result of changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the funds, because they are "non-diversified" funds, which authorizes them to concentrate their investments in municipal bonds of certain issuers to a greater extent than diversified funds.

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.

                                            Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                       HOW WE MANAGE RISK

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state, as well as across different industry sectors.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than 25% in any one industry such as electric utilities or health care.

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. Although the funds have no present intent to use these strategies, market circumstances may necessitate their use in the future.

Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                       WHAT SHARE CLASSES WE OFFER

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                  Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          4.20%                 4.38%                3.70%
 $50,000 but less than $100,000             4.00                  4.18                 3.50
 $100,000 but less than $250,000            3.50                  3.63                 3.00
 $250,000 but less than $500,000            2.50                  2.56                 2.00
 $500,000 but less than $1,000,000          2.00                  2.04                 1.50
 $1,000,000 and over                          --/1/                 --                 1.00/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a contingent deferred sales charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                    Section 3   How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

           Years Since Purchase 0-1  1-2  2-3  3-4  4-5  5-6  Over 6
            CDSC                  5%   4%   4%   3%   2%   1%   None

                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee compensates Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.


                                                 [GRAPHIC]

                       HOW TO REDUCE YOUR SALES CHARGE

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                       Class A Sales Charge Reductions

                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of any fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund on which an up-front sales charge or ongoing distribution fee is imposed or is normally imposed.

                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.

Section 3  How You Can Buy and Sell Shares

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age; (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

                       Class A Sales Charge Waivers

                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

                        . Purchases of $1,000,000 or more. You can buy $1 million or more of Class A shares at net asset value.

                        . Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions. You may purchase Class A shares at net asset value when reinvesting distributions from Nuveen Mutual Funds and Nuveen Defined Portfolios.

                        . Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.

                        . Certain Employees and Affiliates of Nuveen. Officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information), may purchase Class A shares at net asset value.

                        . Authorized Dealer Personnel. Any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member, may purchase Class A shares at net asset value.

                        . Certain Trust Departments. Bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity may purchase Class A shares at net asset value.

                        . Additional Categories of Investors. The following investors may purchase Class A shares at net asset value: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

                        . Reinvestment of Redemption Proceeds. You may purchase Class A shares at net asset value when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.

                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:

                        . Certain Trustees, Directors, Employees, and Affiliates of Nuveen.

                        .  Certain Authorized Dealer Personnel.

                                     Section 3  How You Can Buy and Sell Shares

                        .  Certain Bank or Broker-Affiliated Trust Departments.

                        .  Certain Additional Categories of Investors.

                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's Website at www.nuveen.com/mutual_funds/mf/web/mutual_fund_e_ reports.asp, where you will also find the information included in this prospectus.

                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.




                                                 [GRAPHIC]

                       HOW TO BUY SHARES

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

Section 3  How You Can Buy and Sell Shares

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                       SYSTEMATIC INVESTING

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

                                     Section 3  How You Can Buy and Sell Shares

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                             [Chart showing effects of systematic investing and
                       dividend reinvestment]


                                                 [GRAPHIC]

                       SYSTEMATIC WITHDRAWAL

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct"), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                       SPECIAL SERVICES

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

Section 3  How You Can Buy and Sell Shares

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "How to Sell Shares--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                       HOW TO SELL SHARES

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                                     Section 3  How You Can Buy and Sell Shares

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone

                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                                    [GRAPHIC]



An Important Note About Telephone Transactions.

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.


                                    [GRAPHIC]



An Important Note About Involuntary Redemption.

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                       Frequent Trading

                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

                       The funds' Frequent Trading Policy limits an investor to four "round trip trades" in a 12-month period and to two round trip trades in a 12-month



Section 3  How You Can Buy and Sell Shares
                       period if either side of a round trip trade exceeds 1% of a fund's net assets. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip trade that exceeds a stated dollar amount (which amount may vary by fund or over time), or who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade) that do not abide by the special order placement rules in the Policy will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account.

                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy.

                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund's Frequent Trading Policy and its enforcement, see "Purchases and Redemptions--Frequent Trading Policy" in the Statement of Additional Information.

                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


             [GRAPHIC]

             DIVIDENDS, DISTRIBUTIONS AND TAXES

                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month. Each fund will seek to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in each fund's net asset value. This policy is designed to result in the distribution of substantially all of the funds' net income over time.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will generally be exempt from regular federal and state income tax. All or a portion of these dividends, however, may be subject to the federal AMT. Income exempt from federal tax may be subject to state and local income tax.

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. The funds' distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Dividends from the funds' long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The funds' taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is not affected by whether you reinvest your dividends or elect to receive them in cash.

Section 4  General Information

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in a fund may affect the taxation of your benefits.

                       Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Fund for shares of a different Nuveen Fund, the exchange is treated the same as a sale for tax purposes.

                       Please note that if you do not furnish us with your correct Social Security number or employer identification number, you fail to provide certain certifications to the fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the fund to withhold, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields

                                   To Equal a Tax-Free Yield of:
                                   3.00%          4.00%    5.00%    6.00%
                      Tax Bracket: A Taxable Investment Would Need to Yield:
                      ------------------------------------------------------
                        25%        4.00%          5.33%    6.67%    8.00%
                        28%        4.17%          5.56%    6.94%    8.33%
                        33%        4.48%          5.97%    7.46%    8.96%
                        35%        4.62%          6.15%    7.69%    9.23%

                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. Please note that investments that generate qualified dividend income that is taxable at the maximum rate of 15% will have a lower taxable equivalent yield. For more detailed information, see the Statement of Additional Information or consult your tax advisor.


             [GRAPHIC]

             DISTRIBUTION AND SERVICE PLANS

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan

                                                 Section 4  General Information
                       under Rule 12b-1 under the 1940 Act. (See "What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2003, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. The Statement of Additional Information contains additional information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

Section 4  General Information

                                                 [GRAPHIC]

                       NET ASSET VALUE

                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on various factors including prices of comparable municipal bonds.


                                                 [GRAPHIC]

                       FUND SERVICE PROVIDERS

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                                 Section 4  General Information

Section 5  Financial Highlights

                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended May 31, 2002, 2003 and 2004 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the fiscal years prior to May 31, 2002 was audited by Arthur Andersen LLP.

Nuveen Maryland Municipal Bond Fund


Class
(Inception               Investment Operations          Less Distributions
Date)                -----------------------------  --------------------------                     -------


                                        Net
                                  Realized/                                     Ending              Ending
           Beginning        Net  Unrealized                Net                     Net                 Net
Year Ended Net Asset Investment  Investment         Investment  Capital          Asset     Total    Assets
May 31,        Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------

Class A (9/94)
   2004       $10.83       $.45       $(.47) $(.02)      $(.45)   $  --  $(.45) $10.36      (.15)% $38,219
   2003        10.24        .48         .60   1.08        (.49)      --   (.49)  10.83     10.74    34,069
   2002        10.14        .50         .09    .59        (.49)      --   (.49)  10.24      5.88    29,178
   2001         9.55        .48         .58   1.06        (.47)      --   (.47)  10.14     11.36    26,137
   2000        10.46        .47        (.86)  (.39)       (.49)    (.03)  (.52)   9.55     (3.71)   22,694

Class B (3/97)
   2004        10.84        .37        (.45)  (.08)       (.38)      --   (.38)  10.38      (.78)   14,340
   2003        10.26        .40         .59    .99        (.41)      --   (.41)  10.84      9.81    15,125
   2002        10.15        .42         .10    .52        (.41)      --   (.41)  10.26      5.18    10,588
   2001         9.56        .41         .58    .99        (.40)      --   (.40)  10.15     10.53     6,474
   2000        10.47        .40        (.86)  (.46)       (.42)    (.03)  (.45)   9.56     (4.44)    4,694

Class C (9/94)
   2004        10.82        .39        (.46)  (.07)       (.40)      --   (.40)  10.35      (.66)   14,158
   2003        10.24        .42         .59   1.01        (.43)      --   (.43)  10.82     10.08    13,049
   2002        10.14        .44         .09    .53        (.43)      --   (.43)  10.24      5.32     7,925
   2001         9.56        .43         .57   1.00        (.42)      --   (.42)  10.14     10.64     6,046
   2000        10.46        .42        (.86)  (.44)       (.43)    (.03)  (.46)   9.56     (4.16)    5,290

Class R (2/92)
   2004        10.85        .47        (.45)   .02        (.48)      --   (.48)  10.39       .17    40,465
   2003        10.27        .50         .59   1.09        (.51)      --   (.51)  10.85     10.86    42,967
   2002        10.16        .52         .10    .62        (.51)      --   (.51)  10.27      6.20    40,444
   2001         9.58        .50         .57   1.07        (.49)      --   (.49)  10.16     11.41    40,619
   2000        10.48        .49        (.85)  (.36)       (.51)    (.03)  (.54)   9.58     (3.43)   38,840
-----------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


      .92%       4.25%         8%
      .93        4.53         12
      .97        4.84          4
     1.00        4.82         28
     1.12        4.79         19


     1.67        3.50          8
     1.68        3.78         12
     1.72        4.08          4
     1.74        4.08         28
     1.87        4.04         19


     1.47        3.70          8
     1.48        3.98         12
     1.52        4.28          4
     1.55        4.28         28
     1.68        4.25         19


      .72        4.45          8
      .73        4.73         12
      .77        5.03          4
      .80        5.03         28
      .92        4.99         19
---------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .91%, 1.66%, 1.46% and .71% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.26%, 3.51%, 3.71% and 4.46% for classes A, B, C and R, respectively.

Section 5  Financial Highlights

Nuveen Pennsylvania Municipal Bond Fund


Class
(Inception               Investment Operations          Less Distributions
Date)                -----------------------------  --------------------------                    -------


                                        Net
                                  Realized/                                     Ending             Ending
           Beginning        Net  Unrealized                Net                     Net                Net
Year Ended Net Asset Investment  Investment         Investment  Capital          Asset     Total   Assets
May 31,        Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value Return(b)    (000)
----------------------------------------------------------------------------------------------------------

Class A (10/86)
  2004        $10.60       $.47      $ (.45) $ .02       $(.46)   $  --  $(.46) $10.16       .16% $64,455
  2003         10.16        .48         .45    .93        (.49)      --   (.49)  10.60      9.36   69,120
  2002         10.06        .51         .11    .62        (.52)      --   (.52)  10.16      6.39   64,526
  2001          9.38        .53         .66   1.19        (.51)      --   (.51)  10.06     12.81   60,278
  2000         10.45        .50       (1.03)  (.53)       (.51)    (.03)  (.54)   9.38     (5.21)  55,564

Class B (2/97)
  2004         10.61        .39        (.46)  (.07)       (.38)      --   (.38)  10.16      (.63)  12,051
  2003         10.17        .40         .46    .86        (.42)      --   (.42)  10.61      8.59   12,747
  2002         10.07        .44         .11    .55        (.45)      --   (.45)  10.17      5.54   11,691
  2001          9.40        .46         .65   1.11        (.44)      --   (.44)  10.07     11.97    9,440
  2000         10.47        .42       (1.03)  (.61)       (.43)    (.03)  (.46)   9.40     (5.91)   7,809

Class C (2/94)
  2004         10.57        .41        (.45)  (.04)       (.40)      --   (.40)  10.13      (.37)  23,124
  2003         10.14        .42         .44    .86        (.43)      --   (.43)  10.57      8.70   21,579
  2002         10.04        .46         .11    .57        (.47)      --   (.47)  10.14      5.74   14,028
  2001          9.37        .48         .65   1.13        (.46)      --   (.46)  10.04     12.21   10,152
  2000         10.44        .44       (1.03)  (.59)       (.45)    (.03)  (.48)   9.37     (5.73)   9,672

Class R (2/97)
  2004         10.58        .49        (.45)   .04        (.48)      --   (.48)  10.14       .39   55,148
  2003         10.15        .50         .44    .94        (.51)      --   (.51)  10.58      9.52   59,240
  2002         10.05        .54         .11    .65        (.55)      --   (.55)  10.15      6.53   56,836
  2001          9.38        .55         .65   1.20        (.53)      --   (.53)  10.05     13.01   55,290
  2000         10.44        .51       (1.01)  (.50)       (.53)    (.03)  (.56)   9.38     (4.93)  51,788
----------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


      .90%       4.51%         6%
      .92        4.63         15
      .97        5.04         16
     1.00        5.37         21
     1.10        5.06         16


     1.65        3.76          6
     1.66        3.87         15
     1.72        4.28         16
     1.75        4.62         21
     1.87        4.32         16


     1.45        3.96          6
     1.46        4.08         15
     1.52        4.47         16
     1.55        4.82         21
     1.64        4.52         16


      .70        4.71          6
      .72        4.83         15
      .77        5.24         16
      .80        5.57         21
      .91        5.26         16
---------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .90%, 1.65%, 1.45% and .70% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.52%, 3.77%, 3.97% and 4.72% for classes A, B, C and R, respectively.

                                                Section 5  Financial Highlights

Nuveen Virginia Municipal Bond Fund


Class
(Inception               Investment Operations          Less Distributions
Date)                -----------------------------  --------------------------                    --------


                                        Net
                                  Realized/                                     Ending              Ending
           Beginning        Net  Unrealized                Net                     Net                 Net
Year Ended Net Asset Investment  Investment         Investment  Capital          Asset     Total    Assets
May 31,        Value  Income(a) Gain (Loss)   Total     Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------

Class A (3/86)
   2004       $11.06       $.51       $(.42) $ .09       $(.51)   $(.02) $(.53) $10.62       .84% $144,911
   2003        10.65        .52         .44    .96        (.53)    (.02)  (.55)  11.06      9.26   154,509
   2002        10.69        .55        (.06)   .49        (.53)      --   (.53)  10.65      4.69   141,987
   2001        10.10        .54         .58   1.12        (.53)      --   (.53)  10.69     11.27   136,248
   2000        10.93        .53        (.83)  (.30)       (.52)    (.01)  (.53)  10.10     (2.72)  125,522

Class B (2/97)
   2004        11.04        .42        (.41)   .01        (.44)    (.02)  (.46)  10.59       .02    20,735
   2003        10.63        .44         .45    .89        (.46)    (.02)  (.48)  11.04      8.49    21,242
   2002        10.67        .46        (.05)   .41        (.45)      --   (.45)  10.63      3.93    16,461
   2001        10.10        .46         .56   1.02        (.45)      --   (.45)  10.67     10.26    13,094
   2000        10.93        .45        (.82)  (.37)       (.45)    (.01)  (.46)  10.10     (3.44)   10,713

Class C (10/93)
   2004        11.04        .44        (.41)   .03        (.45)    (.02)  (.47)  10.60       .28    22,017
   2003        10.63        .46         .44    .90        (.47)    (.02)  (.49)  11.04      8.67    23,054
   2002        10.67        .49        (.06)   .43        (.47)      --   (.47)  10.63      4.13    16,933
   2001        10.10        .48         .57   1.05        (.48)      --   (.48)  10.67     10.50    15,468
   2000        10.92        .47        (.81)  (.34)       (.47)    (.01)  (.48)  10.10     (3.16)   14,263

Class R (2/97)
   2004        11.04        .53        (.42)   .11        (.54)    (.02)  (.56)  10.59       .97    50,810
   2003        10.63        .54         .45    .99        (.56)    (.02)  (.58)  11.04      9.52    53,519
   2002        10.67        .57        (.05)   .52        (.56)      --   (.56)  10.63      4.93    50,502
   2001        10.10        .56         .56   1.12        (.55)      --   (.55)  10.67     11.32    52,203
   2000        10.93        .55        (.82)  (.27)       (.55)    (.01)  (.56)  10.10     (2.49)   50,403
-----------------------------------------------------------------------------------------------------------

 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


      .87%       4.65%        10%
      .88        4.82         16
      .89        5.08         11
      .91        5.14         17
     1.00        5.07         22


     1.62        3.90         10
     1.63        4.07         16
     1.64        4.33         11
     1.66        4.38         17
     1.75        4.32         22


     1.42        4.10         10
     1.43        4.27         16
     1.44        4.53         11
     1.46        4.59         17
     1.55        4.53         22


      .67        4.85         10
      .68        5.02         16
      .69        5.28         11
      .71        5.34         17
      .80        5.27         22
---------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .86%, 1.61%, 1.41% and .66% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.66%, 3.91%, 4.11% and 4.86% for classes A, B, C and R, respectively.

Section 5  Financial Highlights

Appendix  Additional State Information

                       Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in each fund's shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

                       Maryland

                       Maryland's economy continues to grow at a slow but steady pace. Strong Port of Baltimore activity, increased defense spending from the federal government, and ties to the vibrant Washington D.C. economy are boosting the State's economy and offsetting the negative impact of declining manufacturing and the State's budget problems. Promising developments include renewed growth in aerospace, medical research, security and distribution industries with several new facilities planned. Spending is lifting retail employment, house prices are appreciating faster than the national average and population growth has accelerated in recent years.

                       The State's unemployment rate was 4.1% in July 2004, down substantially from 4.6% in July 2003, and well below the national average of 5.5%. Maryland remains among the wealthiest states in the nation with personal income per capita of $37,331 in 2003, and, although declining relative to the national average since the 1980s, continues to exceed the 2003 national average of $31,632.

                       Maryland's revenues have begun to improve following two years of weakness resulting from the national recession. With strong financial management, the fiscal 2005 budget is balanced and revenues appear to beat the forecast, even as the State has closed $4.2 billion in budget shortfalls over the past three years. The general fund is expected to end with a surplus of $487 million, as well as an additional $520 million rainy day fund. Maryland is one of the few states that has managed to maintain healthy reserves despite the tight budget environment. The State historically has been one of the more heavily indebted, but again with strong management, debt ratios have decreased substantially with debt per capita down to a low $975. Spending pressures remain as rapid growth in Medicaid expenditures and spending on K-12 initiatives has created sizeable out-year deficits. An estimated $830 million shortfall is expected in fiscal 2006 as the option of slot machines at horse tracks continues to be considered.

                       Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, carried AAA ratings from Moody's, Standard & Poor's, and Fitch as of September 4, 2004. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                                                                       Appendix

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Maryland personal income tax to the extent they are paid out of income earned on Maryland municipal bonds or U.S. government securities. While dividends paid out of income earned on Maryland municipal bonds are not subject to Maryland tax, if you are subject to tax in a state other than Maryland, these dividends may be included in calculating taxable income for that state. You will be subject to Maryland personal income tax, however, to the extent the fund distributes any taxable income or if you sell or exchange fund shares and realize a capital gain on the transaction.

                       The treatment of corporate shareholders who pay Maryland corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

                       Pennsylvania

                       Pennsylvania's economy is beginning to recover. Job losses in the manufacturing sector have been replaced by new industries such as biotechnology, software, tourism, and business services. Pennsylvania's unemployment rate was 5.3% in July 2004, which is slightly lower than the State's unemployment rate of 5.6% in July 2003 and the national average of 5.5% in July 2004. Pennsylvania's per capita income was $31,998 in 2003, which is slightly higher than the national average of $31,632. Longer term, the State's weaker demographic trends (below average growth in population, jobs, and personal income) and permanent job losses in manufacturing may constrain the State's performance to below national averages.

                       A final budget for fiscal year 2004 was approved by the legislature in December 2003, and raised personal income and cigarette taxes. The $22.8 billion fiscal year 2005 budget was signed on July 4, 2004, and included no major tax increases.

                       As of August 11, 2004, Pennsylvania's general obligation debt carried ratings of AA by Standard & Poor's, Aa2 by Moody's, and AA by Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to the Pennsylvania personal income tax (and, for Philadelphia residents, the Philadelphia School District income tax) to the extent those dividends result from interest earned on Pennsylvania municipal bonds or U.S. government securities. While dividends paid out of income earned on Pennsylvania municipal bonds are not subject to Pennsylvania tax, if you are subject to tax in a state other than Pennsylvania, these dividends may be included in calculating taxable income for that state. You could be subject to Pennsylvania personal income tax (and, for Philadelphia residents, the Philadelphia School District income tax), however, to the extent the fund distributes any taxable income or realized capital gains or if you sell or exchange fund shares and realize a capital gain on the transaction.

                       The treatment of corporate shareholders who pay Pennsylvania corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

Appendix

                       Virginia

                       Virginia's economy continues to grow and outperform the nation. Construction and professional and business services are leading the employment growth and offsetting continuing job losses in the manufacturing and telecommunications industries. Federal spending continues to be a key growth driver. Strong tourism and improving hotel occupancy rates also add strength to the Virginia economy. Virginia continues to benefit from above average home price appreciation and below average mortgage delinquencies. The strongest growth remains concentrated in Northern Virginia and Norfolk but growth is improving elsewhere.

                       Governor Mark Warner's $25 billion general fund biennial budget for fiscal years 2005 and 2006 was approved by the General Assembly and will add more than $1.5 billion to the State's treasury over two years. The state sales tax will rise to 5%, effective July 1, and the State's tax on cigarettes will increase to 30 cents per pack. The State's car tax relief program will be frozen.

                       Virginia's unemployment rate was 3.5% in July 2004, well below the national average of 5.5%, and below the State's 4.3% rate in July 2003. Per capita income was $33,671 in 2003, which is 106% of the national average of $31,632. Longer term, the State's strong demographic trends, low business costs, and generous tax incentives will contribute to Virginia's continued growth in the future.

                       As of September 4, 2004, Moody's, Standard & Poor's, and Fitch each gave Virginia's general obligation debt a AAA rating. Moody's removed the State from negative watch on May 27, 2004 and changed the outlook to stable based primarily on improving revenues, a budget and tax reform package, and a cap on the State's liability for phasing out the tax on automobiles. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

                       Tax Treatment

                       The fund's regular monthly dividends will generally not be subject to Virginia personal income tax to the extent they are paid out of income earned on Virginia municipal bonds or U.S. government securities. While dividends paid out of income earned on Virginia municipal bonds are not subject to Virginia tax, if you are subject to tax in a state other than Virginia, these dividends may be included in calculating taxable income for that state. You will be subject to Virginia personal income tax, however, to the extent the fund distributes any taxable income or if you sell or exchange fund shares and realize a capital gain on the transaction.

                       The treatment of corporate shareholders who pay Virginia corporate income tax is similar to that described above. Shareholders should refer to the Statement of Additional Information for more detailed state tax information and are urged to consult their tax advisor.

                                                                       Appendix

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objective.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

International
Nuveen NWQ International Value Fund

Growth
Nuveen Rittenhouse Growth Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments and Nuveen Advisory. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen Investments at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

The funds are series of Nuveen Multistate Trust I, whose Investment Company Act file number is 811-07747.

1. Long-term and insured long-term portfolios.


MPR-MSI-0904D NA

Distributed by
Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 |
(800) 257-8787 | www.nuveen.com

                                                             September 28, 2004

NUVEEN MULTISTATE TRUST I

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Florida Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses of Nuveen Multistate Trust I dated September 28, 2004. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, or from the Funds, by mailing a written request to the Funds, c/o Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                       Page
                                                                       ----
     Investment Policies and Investment Portfolio.....................  S-2

     Management of the Trust.......................................... S-14

     Investment Adviser and Investment Management Agreement........... S-29

     Portfolio Transactions........................................... S-32

     Net Asset Value.................................................. S-33

     Tax Matters...................................................... S-33

     Additional Information on the Purchase and Redemption of Fund
       Shares......................................................... S-42

     Distribution and Service Plan.................................... S-52

     Independent Registered Public Accounting Firm, Custodian and
       Transfer Agent................................................. S-54

     Financial Statements............................................. S-54

     Appendix A--Ratings of Investments...............................  A-1

     Appendix B--Description of Hedging Techniques....................  B-1

   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that
Fund:

      (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except each Fund may invest up to 5% of its assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser determines such investment should enable the Fund to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

      (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Arizona Municipal Bond Fund and the Florida Municipal Bond Fund.

      (3) Borrow money except as permitted by the Investment Company Act of 1940 and exemptive orders granted thereunder.

      (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

      (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

      (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

      (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

      (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

      (9) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted thereunder.

      (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

      (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

   In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

   For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

   Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

   The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   The Nuveen Multistate Trust I (formerly Nuveen Flagship Multistate Trust I) (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each Fund is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has seven series:
Nuveen Arizona Municipal Bond Fund (formerly Nuveen Flagship Arizona Municipal Bond Fund and prior to that, Flagship Arizona Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Colorado Municipal Bond Fund (formerly Nuveen Flagship Colorado Municipal Bond Fund and prior to that, Flagship Colorado Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Florida Municipal Bond Fund (formerly Nuveen Flagship Florida Municipal Bond Fund and prior to that, Flagship Florida Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Maryland Municipal Bond Fund (formerly Nuveen Maryland Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen New Mexico Municipal Bond Fund (formerly Nuveen Flagship New Mexico Municipal Bond Fund and prior to that, the Flagship New Mexico Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Pennsylvania Municipal

Bond Fund (formerly Nuveen Flagship Pennsylvania Municipal Bond Fund and prior to that, Flagship Pennsylvania Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Virginia Municipal Bond Fund (formerly Nuveen Flagship Virginia Municipal Bond Fund and prior to that, Flagship Virginia Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the 1940 Act that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

   The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

   As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

   The investment assets of each Fund will consist of (1) Municipal Obligations that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations that, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments, as described below, from which income may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those non-appropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

   Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities

   The Funds may invest in inverse floating rate municipal securities or "inverse floaters," whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions, and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.

Portfolio Trading and Turnover

   The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

   The portfolio turnover rates for the 2003 and 2004 fiscal year-ends of the Funds were:

                                                               Fiscal Year
                                                               ----------
                                                               2003  2004
                                                               ----  ----
               Nuveen Arizona Municipal Bond Fund.............  14%   10%
               Nuveen Colorado Municipal Bond Fund............  12    49
               Nuveen Florida Municipal Bond Fund.............  19     6
               Nuveen Maryland Municipal Bond Fund............  12     8
               Nuveen New Mexico Municipal Bond Fund..........   8    20
               Nuveen Pennsylvania Municipal Bond Fund........  15     6
               Nuveen Virginia Municipal Bond Fund............  16    10

When-Issued Securities or Delayed-Delivery Securities

   Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the Custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

   Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Zero Coupon Bonds

   The Funds may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because zero coupon securities pay no coupon interest, their value is generally more volatile when interest rates change than the value of bonds of the same maturity that pay coupon interest.

Special Considerations Relating to Municipal Obligations of Designated States

   As described in the Prospectus, except for investments in temporary investments, each Fund will invest substantially all of its assets (at least 80%) in Municipal Obligations that are exempt from both regular federal and state income taxes, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to Arizona

   The State has experienced significant economic and population growth in recent years due to an influx of businesses attracted by the State's high quality of life, educated workforce, and low business costs. Job growth is led by finance, retail and construction, as well as increased defense-related manufacturing. General Dynamics' recent acquisition of Spectrum Astro capitalized on new defense funding by opening its $40 million factory in Phoenix to manufacture satellites and high-tech space systems. These growth prospects are offset by the following: (1) Motorola plans to spin off its semiconductor unit in Phoenix and base it in Austin, potentially affecting 3,500 jobs; (2) China continues to grow as a tech manufacturer threatening future Arizona tech suppliers who may shift manufacturing to China; and (3) high-tech and business service jobs continue to be outsourced, affecting Arizona as a location of a large concentration of call center and back office jobs.

   The statewide unemployment rate was 4.3% in July 2004, down substantially from 5.8% in July 2003, and below the national average of 5.5% in July 2004. Per capita income remains below average at $26,838 in 2003 which is approximately 85% of the national average of $31,632.

   The Arizona Constitution restricts the legislature's power to raise revenue by increasing property taxes. The State has also enacted limits on annual spending. Arizona has enacted a balanced budget totaling $7.4 billion for fiscal year 2005. Even though this budget is balanced, there is an estimated ongoing $283 million structural deficit that is being covered with one time measures, though revenue growth to date has surpassed even the most optimistic predictions.

   Although the State does not issue general obligation debt, as of September 4, 2004, Moody's gave its lease obligations an A1 rating and revised its outlook to Stable from Negative on February 18, 2004. Standard & Poor's assigned an AA issuer credit rating and revised its outlook to Stable from Negative on August 24, 2004. These changes reflect an improved state economy, which, together with federal relief funding, has helped stabilize fiscal deterioration earlier than expected. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Colorado

   Colorado continues to lag the nation in recovery of employment and income growth. Population growth also is declining sharply due to the collapse of the telecom industry and the onset of recession. The State, nonetheless, continues to enjoy above average resident wealth levels, a well-educated population, and a highly diversified industrial base that is expected to contribute to a more favorable, longer term outlook.

   TABOR limits continue to impede growth of Colorado revenues. TABOR also requires voter approval for any tax increase. In November 2000, a voter initiative mandated that some of the State's income tax revenue be diverted to increase spending on K-12 education. Due to TABOR, the recent state tax revenue declines have resulted in K-12 spending increases that are at the expense of other state programs, particularly higher education. Unless voters approve additional spending, TABOR may force the State into another round of tax refunds and budget cuts in 2006.

   Colorado's unemployment rate was 5.1% in July 2004, down from 6.2% in July 2003, and below the 5.5% national average in July 2004. Per capita income rose 0.3% to 34,283 in 2003, which is 108% of the national average of $31,632.

   Although Colorado has no outstanding general obligation debt, Standard & Poor's rates Colorado lease obligations AA- as of September 4, 2004 and revised the outlook to Stable from Negative on January 9, 2004 to reflect the State's improving revenues and reserves. Moody's and Fitch have no ratings for Colorado obligations. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Florida

   Florida's service-based economy continues to outpace the national economy. Business and financial services, construction, tourism, and healthcare services are taking the lead in job growth. Venture capital moneys have increased substantially, beginning in the second half of 2003, with investments directed almost entirely to the software industry.

   Florida's revenue base, dominated by sales tax (accounting for about 56% of all revenues), continues to perform well in contrast to trends for most other states. However, since Governor Jeb Bush is pushing to phase out the State's intangible tax, the State's revenue base remains narrow. Florida's debt level continues to rise steadily but remains manageable with additional borrowing anticipated as the State responds to initiatives approved by the electorate in 2002.

   Longer term, the State will continue to be an attractive tourist destination and will continue to attract businesses. Florida's high population growth is slowing from its previous pace of about 24% during the 1990s to projections of about 18% for the next decade. The housing market boom also continues throughout the State but per house price appreciation is expected to moderate.

   As of September 4, 2004, Florida's general obligation debt carried ratings of Aa2 by Moody's, AA+ by Standard & Poor's, and AA by Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Maryland

   The Maryland economy continues its steady expansion. Spending by the federal government remains the primary growth driver, although tourism is the fastest growing industry and is expected to continue to grow at an accelerated pace. The industry hopes to get an additional boost from the opening of the $40 million conference center and hotel in Bethesda in November. Baltimore continues to lag, because of the State's fiscal difficulties and over-reliance on its lagging manufacturing industry. Several diverse federal research agencies in the State (National Institutes of Health, NASA, Goddard Space Flight Center, and the National Oceanic and Atmospheric Administration) and two major research universities (Johns Hopkins and the University of Maryland) support technological research and related employment growth.

   The 2005 budget is again tightly balanced, with revenues exceeding expectations and expenditure pressures creating sizeable out-year deficits resulting in a large structural gap of about $1 billion forecast for the next fiscal year and deficits continuing through 2008. The State relied on one time cuts and transfers-in of non-general fund revenues to balance the current budget. Without tax increases or other revenue raising measures, the State will continue to have to manage down these sizeable deficits.

   The State's unemployment rate was 4.1% in July 2004, down from 4.6% in July 2003, and well below the July 2004 national average of 5.5%. Maryland remains among the wealthiest states in the nation with personal income per capita of $37,331 in 2003 which exceeds the 2003 national average of $31,632.

   Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, carried AAA ratings from Moody's, Standard & Poor's, and Fitch as of September 4, 2004. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to New Mexico

   New Mexico's major industries include energy, tourism, services, crafts, agribusiness, manufacturing, and mining. The economy is strongly influenced by the employment and technology base supplied by U.S. government scientific research facilities in Los Alamos, Albuquerque, and White Sands. Sandia National Laboratories is constructing a $100 million expansion, which follows a $462.5 million facility built last year in Mesa. These sectors are expected to play an ongoing role in the State's economic growth.

   New Mexico operates with a $4.4 billion fiscal 2005 annual budget. The fiscal 2004 budget is $4.0 billion (3.8% higher than 2003). The general fund is expected to end the fiscal year with $388 million in its combined reserves.

   New Mexico's unemployment rate was 5.3% in July 2004, slightly below the national average of 5.5% in July 2004, and substantially lower than the 6.7% statewide average in July 2003. The State's per capita income was $25,541 in 2003, which is approximately 81% of the national average of $31,632.

   As of September 4, 2004, Moody's rated the State's general obligation debt Aa1, while Standard & Poor's rated it AA+. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Pennsylvania

   Pennsylvania's economy is showing signs of recovery. Job losses in the manufacturing sector have been replaced by new industries such as biotechnology, software, tourism, and business services. A stimulus package approved by the legislature in March 2004 created a four year, $1.13 billion economic development plan, which includes money for agriculture, tourism, and preparations of old industrial sites for future development.

   Pennsylvania's unemployment rate was 5.3% in July 2004, which is lower than the national average of 5.5% in July 2004 and the State's rate of 5.6% in July 2003. Pennsylvania's per capita income was $31,998 in 2003, which is slightly higher than the national average of $31,632. Longer term, the State's weaker demographic trends (below average growth in population, jobs, and personal income) and permanent job losses in manufacturing may constrain the State's performance to below national averages.

   The final budget for fiscal year 2004 was approved by the legislature in December 2003. It raised the State's personal income tax rate to 3.07% from 2.8%, the first hike since 1991. Cigarette taxes were raised 35 cents to $1.35 per pack. Though final numbers are not yet available, the State expects that fiscal year 2004 ended with a small surplus. The $22.8 billion fiscal year 2005 budget was signed on July 4, 2004, and included no major tax increases.

   On July 5, 2004, Governor Rendell signed a bill into law allowing up to 61,000 slot machines at 14 sites around the State. The estimated $1 billion in annual revenues to the State is earmarked to provide for tax relief state-wide. A seven member Pennsylvania Gaming Control Board now must be appointed. Four sites are eligible for an 18 month conditional license until the gaming board allots the 14 permanent licenses.

   Fiscal stress experienced by the City of Pittsburgh has led to that city being designated a "distressed municipality" under Pennsylvania Act 47, which will require a coordinator to help the City develop a recovery plan. An intergovernmental Cooperation Authority has also been established to assist the City in its fiscal recovery. In June 2004, the Pittsburgh City Council approved a 5 year recovery plan that includes tax hikes and service cuts. Due to the fiscal stress, the rating agencies have downgraded the City's general obligation ratings. Moody's now rates the City Ba1 with a negative outlook and S&P rates the City BB with a positive outlook.

   As of August 11, 2004, Pennsylvania's general obligation debt carried ratings of AA by Standard & Poor's, Aa2 by Moody's, and AA by Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Virginia

   Virginia's economy continues to grow strongly with professional and business services and retail contributing to renewed employment growth along with continued federal spending on defense. The finance industry is outperforming the nation but increased concentration in the industry has created risk. The State's largest bank, North Carolina-based Wachovia, purchased regional bank SouthTrust, and with several overlapping branches, some closings are likely. Capital One Financial Corp, Richmond's largest employer, plans to reduce its workforce by 20% over the next year or so. Job losses also continue in the manufacturing sector, though the industry makes up a smaller part than average of the State's economy. Finally, the State appears to continue to ignore Virginia's weakening transportation system and its threat to growth. Congestion is already a major problem in Northern Virginia and Norfolk.

   Virginia's unemployment rate was 3.5% in July 2004, well below the State's 4.3% rate in July 2003. Employment growth has been solid with strong regional employment diversity. Northern Virginia reflects a mix of high-tech, military, financial and health services. The Richmond area has state government and strong services and distribution industries. The Hampton Roads region is anchored by federal shipbuilding, several research and military related contractors, and tourism. Charlottesville is dominated by higher education and services. Other parts of the State reflect smaller job gains, but job growth has been positive in every metro area. Per capita income was $33,671 in 2003, which is 106% of the national average of $31,632. Longer term, the State's strong demographic trends, low business costs, and generous tax incentives will contribute to Virginia's continued growth in the future.

   As of September 4, 2004, Moody's, Standard & Poor's, and Fitch each gave Virginia's general obligation debt a AAA rating. Moody's removed the State from negative watch on May 27, 2004, and changed the outlook to stable based on improving revenues, a budget and tax reform package, and a cap on the State's liability for phasing out the tax on automobiles. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Hedging and Other Defensive Actions

   Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund's portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap transactions or options on swaps. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

   These transactions present certain risks. In particular, the imperfect correlation between price movements in the hedging instrument and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

   No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging instruments, would exceed 5% of such series' net assets. Each Fund will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

   Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments

   The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds ("short-term investments"). Short-term investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   The Funds may invest in the following federally tax-exempt short-term investments:

      Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

      Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

      Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

      Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

      Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

      Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

      Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Funds will bear their proportionate share of the money market fund's fees and expenses.

      U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

       --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

       --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

       --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

   U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

   The Funds may also invest in the following taxable short-term investments:

   Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

   Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

   Money Market Funds--These funds pay interest income that is taxable on the federal and state levels. The Funds will bear their proportionate share of the money market fund's fees and expenses.

   Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

   Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT OF THE TRUST

Directors and Officers

   The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board of Trustees of the Trust. The number of trustees of the Trust is currently set at 7, one of whom is an "interested person" (as the term is defined in the 1940 Act and 6 of whom are not interested persons (after referred to as "independent trustee"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                        Number of
                                                                                       Portfolios
                         Positions and Offices                                           in Fund
                             with the Trust             Principal Occupations            Complex
    Name, Birthdate      and Year First Elected     Including Other Directorships      Overseen by
      and Address             or Appointed             During Past Five Years            Trustee
    ---------------      ----------------------     -----------------------------      -----------

Trustee who is an interested person of the Trust:
-------------------------------------------------

Timothy R. Schwertfeger*  Chairman of the       Chairman and Director (since 1996)         145
3/28/49                   Boards and Trustee,   of Nuveen Investments, Inc.,
333 West Wacker Drive     1996                  Nuveen Investments, LLC, Nuveen
Chicago, IL 60606                               Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.;
                                                Chairman and Director (since 1997)
                                                of Nuveen Asset Management, Inc.;
                                                Director (since 1996) of Institutional
                                                Capital Corporation; Chairman and
                                                Director (since 1999) of Rittenhouse
                                                Asset Management, Inc.; Chairman
                                                (since 2002) of Nuveen Investment
                                                Advisers Inc.

--------
  *Mr. Schwertfeger is an "interested person" of the Trust, as defined in the 1940 Act, because he is an officer and director of Nuveen Advisory.

                                                                                    Number of
                                                                                   Portfolios
                      Positions and Offices                                          in Fund
                          with the Trust             Principal Occupations           Complex
   Name, Birthdate    and Year First Elected     Including Other Directorships     Overseen by
     and Address           or Appointed             During Past Five Years           Trustee
   ---------------    ----------------------     -----------------------------     -----------

Trustees who are not interested persons of the Trust:
-----------------------------------------------------

Robert P. Bremner            Trustee,        Private Investor and Management           145
8/22/40                      1997            Consultant.
333 West Wacker Drive
Chicago, IL 60606

Lawrence H. Brown            Trustee,        Retired (since 1989) as Senior Vice       145
7/29/34                      1993            President of The Northern Trust
333 West Wacker Drive                        Company; Director (since 2002)
Chicago, IL 60606                            Community Advisory Board for
                                             Highland Park and Highwood,
                                             United Way of the North Shore.

Jack B. Evans                Trustee,        President, The Hall-Perrine               145
10/22/48                     2003            Foundation, a private philanthropic
333 West Wacker Drive                        corporation (since 1996); Faculty
Chicago, IL 60606                            Member, University of Iowa;
                                             Director and Vice Chairman, United
                                             Fire Group; formerly, Director,
                                             formerly, Gazette Companies, Coe
                                             College and lowa College
                                             Foundation; Director, Federal
                                             Reserve Bank of Chicago; formerly,
                                             President and Chief Operating
                                             Officer, SCI Financial Group, Inc., a
                                             regional financial services firm.

William C. Hunter**          Trustee,        Dean and Distinguished Professor          145
3/16/48                      2004            of Finance, School of Business at
333 West Wacker Drive                        the University of Connecticut
Chicago, IL 60606                            (since 2003); previously, Senior Vice
                                             President and Director of Research
                                             at the Federal Reserve Bank of
                                             Chicago (1995-2003); Director
                                             (since 1997), Credit Research Center
                                             at Georgetown University; Director
                                             (since 2004) of Xerox Corporation.

--------
 **Trustee Hunter was appointed to Nuveen Funds' Board in 2004.

                                                                                      Number of
                                                                                     Portfolios
                       Positions and Offices                                           in Fund
                           with the Trust             Principal Occupations            Complex
   Name, Birthdate     and Year First Elected     Including Other Directorships      Overseen by
     and Address            or Appointed             During Past Five Years            Trustee
   ---------------     ----------------------     -----------------------------      -----------

William J. Schneider      Trustee,            Senior Partner and Chief Operating         145
9/24/44                   1997                Officer, Miller-Valentine Group,
333 West Wacker Drive                         Vice President, Miller-Valentine
Chicago, IL 60606                             Realty, a construction company;
                                              Chair, Miami Valley Hospital; Board
                                              Member, formerly, Chair, Dayton
                                              Development Coalition; formerly,
                                              Member, Community Advisory
                                              Board, National City Bank, Dayton,
                                              Ohio and Business Advisory
                                              Council, Cleveland Federal Reserve
                                              Bank.

Judith M. Stockdale       Trustee,            Executive Director, Gaylord and            145
12/29/47                  1997                Dorothy Donnelley Foundation
333 West Wacker Drive                         (since 1994); prior thereto,
Chicago, IL 60606                             Executive Director, Great Lakes
                                              Protection Fund (from 1990 to
                                              1994).

Officers of the Trust:
----------------------

Gifford R. Zimmerman      Chief               Managing Director (since 2002),            145
9/9/56                      Administrative    Assistant Secretary and Associate
333 W. Wacker Drive         Officer,          General Counsel, formerly, Vice
Chicago, IL 60606         1996                President and Assistant General
                                              Counsel, of Nuveen Investments,
                                              LLC; Managing Director (since
                                              2002), General Counsel (since 1998)
                                              and Assistant Secretary, formerly,
                                              Vice President of Nuveen Advisory
                                              Corp. and Nuveen Institutional
                                              Advisory Corp.; Managing Director
                                              (since 2002) and Assistant Secretary
                                              and Associate General Counsel,
                                              formerly, Vice President
                                              (since 2000) of Nuveen Asset
                                              Management, Inc.; Managing
                                              Director (since 2004) and Assistant
                                              Secretary (since 1994) of Nuveen
                                              Investments, Inc.; Assistant Secretary
                                              (since 2002) of NWQ Investment
                                              Management Company, LLC; Vice
                                              President and Assistant Secretary
                                              (since 2002) of Nuveen Investments
                                              Advisers Inc.; Managing Director,
                                              Associate General Counsel and
                                              Assistant Secretary (since 2003) of
                                              Rittenhouse Asset Management,
                                              Inc.; Chartered Financial Analyst.

                                                                                  Number of
                                                                                 Portfolios
                    Positions and Offices                                          in Fund
                        with the Trust             Principal Occupations           Complex
  Name, Birthdate   and Year First Elected     Including Other Directorships     Overseen by
    and Address          or Appointed             During Past Five Years           Trustee
  ---------------   ----------------------     -----------------------------     -----------

Michael T. Atkinson   Vice President,      Vice President (since 2002),              145
2/3/66                2000                 formerly, Assistant Vice President
333 W. Wacker Drive                        (since 2000), previously, Associate
Chicago, IL 60606                          of Nuveen Investments, LLC.

Peter H. D'Arrigo     Vice President and   Vice President (since 1999) of            145
11/28/67                Treasurer,         Nuveen Investments, LLC, prior
333 W. Wacker Drive   1999                 thereto, Assistant Vice President
Chicago, IL 60606                          (from 1997); Vice President and
                                           Treasurer (since 1999) of Nuveen
                                           Investments, Inc.; Vice President
                                           and Treasurer (since 1999) of
                                           Nuveen Advisory Corp. and Nuveen
                                           Institutional Advisory Corp.; Vice
                                           President and Treasurer (since 2002)
                                           of Nuveen Asset Management, Inc.
                                           and of Nuveen Investment Advisers
                                           Inc.; Assistant Treasurer
                                           (since 2002) of NWQ Investment
                                           Management Company, LLC; Vice
                                           President and Treasurer (since 2003)
                                           of Rittenhouse Asset Management,
                                           Inc.; Chartered Financial Analyst.

Jessica R. Droeger    Vice President       Vice President (since 2002),              145
9/24/64                 and Secretary,     Assistant Secretary and Assistant
333 W. Wacker Drive   2000                 General Counsel (since 1998)
Chicago, IL 60606                          formerly, Assistant Vice President
                                           (since 1998) of Nuveen Investments,
                                           LLC; Vice President (since 2002) and
                                           Assistant Secretary (since 1998)
                                           formerly, Assistant Vice President of
                                           Nuveen Advisory Corp. and Nuveen
                                           Institutional Advisory Corp.

Lorna C. Ferguson     Vice President,      Managing Director (since 2004),           145
10/24/45              1998                 formerly, Vice President of Nuveen
333 W. Wacker Drive                        Investments, LLC, Nuveen Advisory
Chicago, IL 60606                          Corp. and Nuveen Institutional
                                           Advisory Corp.

                                                                                     Number of
                                                                                    Portfolios
                      Positions and Offices                                           in Fund
                          with the Trust             Principal Occupations            Complex
   Name, Birthdate    and Year First Elected     Including Other Directorships      Overseen by
     and Address           or Appointed             During Past Five Years            Trustee
   ---------------    ----------------------     -----------------------------      -----------

William M. Fitzgerald   Vice President,      Managing Director (since 2002),            145
3/2/64                  1997                 formerly, Vice President of Nuveen
333 W. Wacker Drive                          Investments; Managing Director
Chicago, IL 60606                            (since 1997), of Nuveen Advisory
                                             Corp. and Nuveen Institutional
                                             Advisory Corp.; Managing Director
                                             of Nuveen Asset Management, Inc.
                                             (since 2001); Vice President of
                                             Nuveen Investments Advisers Inc.
                                             (since 2002); Chartered Financial
                                             Analyst.

Stephen D. Foy          Vice President and   Vice President (since 1993) and            145
5/31/54                   Controller,        Funds Controller (since 1998) of
333 W. Wacker Drive     1997                 Nuveen Investments, LLC; formerly,
Chicago, IL 60606                            Vice President and Funds Controller
                                             (from 1998-2004) of Nuveen
                                             Investments, Inc.; Certified Public
                                             Accountant.

James D. Grassi         Vice President and   Vice President and Deputy Director         145
4/13/56                   Chief              of Compliance (since August 2004)
333 W. Wacker Drive       Compliance         of Nuveen Investments, LLC,
Chicago, IL 60606         Officer,           Nuveen Investments Advisers Inc.,
                        2004                 Nuveen Asset Management Inc.,
                                             Nuveen Advisory Corp., Nuveen
                                             Institutional Advisory Corp. and
                                             Rittenhouse Asset Management,
                                             Inc.; formerly, Senior Attorney
                                             (1994-July 2004), The Northern
                                             Trust Company.

David J. Lamb           Vice President,      Vice President (since 2000) of             145
3/22/63                 2000                 Nuveen Investments, LLC,
333 W. Wacker Drive                          previously Assistant Vice President
Chicago, IL 60606                            (since 1999); prior thereto, Associate
                                             of Nuveen Investments; Certified
                                             Public Accountant.

Tina M. Lazar           Vice President,      Vice President of Nuveen                   145
8/27/61                 2002                 Investments, LLC (since 1999); prior
333 West Wacker Drive                        thereto, Assistant Vice President
Chicago, IL. 60606                           (since 1993).

                                                                                   Number of
                                                                                  Portfolios
                    Positions and Offices                                           in Fund
                        with the Trust             Principal Occupations            Complex
  Name, Birthdate   and Year First Elected     Including Other Directorships      Overseen by
    and Address          or Appointed             During Past Five Years            Trustee
  ---------------   ----------------------     -----------------------------      -----------

Larry W. Martin       Vice President and   Vice President, Assistant Secretary        145
7/27/51                 Assistant          and Assistant General Counsel of
333 W. Wacker Drive     Secretary,         Nuveen Investments, LLC; Vice
Chicago, IL 60606     1997                 President and Assistant Secretary of
                                           Nuveen Advisory Corp. and Nuveen
                                           Institutional Advisory Corp.; Vice
                                           President (since 2004) and Assistant
                                           Secretary (since 1994) of Nuveen
                                           Investments, Inc.; Assistant Secretary
                                           (since 1997) of Nuveen Asset
                                           Management, Inc.; Vice President
                                           (since 2000), Assistant Secretary and
                                           Assistant General Counsel
                                           (since 1998) of Rittenhouse Asset
                                           Management, Inc.; Vice President
                                           and Assistant Secretary (since 2002)
                                           of Nuveen Investments Advisers
                                           Inc.; Assistant Secretary (since 2002)
                                           of NWQ Investment Management
                                           Company, LLC; Assistant Secretary
                                           (since 2003) of Symphony Asset
                                           Management LLC.

Edward F. Neild, IV   Vice President,      Managing Director (since 2002),            145
7/7/65                1997                 formerly, Vice President of Nuveen
333 W. Wacker Drive                        Investments, LLC; Managing
Chicago, IL 60606                          Director (since 1997) of Nuveen
                                           Advisory Corp. and Nuveen
                                           Institutional Advisory Corp.;
                                           Managing Director (since 1999) of
                                           Nuveen Asset Management, Inc.;
                                           Chartered Financial Analyst.

   The Board of Trustees has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

   Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the Executive Committee of the Board of Trustees of the Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The Executive Committee did not hold any meetings during the last fiscal year.

   The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, Lawrence H. Brown and William J. Schneider. The Audit Committee held four meetings during the last fiscal year.

   The Nominating and Governance Committee is responsible for Board selection and tenure, selection and review of committees, and Board education and operations. In addition, the Committee monitors performance of legal counsel and other service providers, periodically reviews and makes recommendations about any appropriate changes to trustee compensation, and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, William J. Schneider and Judith M. Stockdale. The Nominating and Governance Committee held four meetings during the last fiscal year.

   The Dividend Committee is authorized to declare distributions on the Trust's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans. The Dividend Committee held five meetings during the last fiscal year.

   The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, William J. Schneider, Chair, and Judith M. Stockdale. The Compliance, Risk Management and Regulatory Oversight Committee held three meetings during the last fiscal year.

   The Trustees of the Trust are directors or trustees, as the case may be, of 30 Nuveen open-end funds and 93 Nuveen closed-end funds managed by Nuveen Advisory and 6 open-end funds and 16 closed-end funds managed by Nuveen Institutional Advisory Corp ("NIAC").

   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2003:

                                                Aggregate Dollar Range of
                                                Equity Securities in All
                                                  Registered Investment
                               Dollar Range of    Companies Overseen by
                              Equity Securities   Trustee in Family of
      Name of Trustee           in the Trust      Investment Companies
      ---------------         ----------------- -------------------------
      William E. Bennett/1/..    $         0          Over $100,000
      Robert P. Bremner......    $         0          Over $100,000
      Lawrence H. Brown......    $         0          Over $100,000
      Jack B. Evans..........    $         0          Over $100,000
      William C. Hunter/2/...    $         0               $0
      Anne E. Impellizzeri/3/    $         0          Over $100,000
      William L. Kissick/3/..    $         0          Over $100,000
      Thomas E. Leafstrand/3/    $         0          Over $100,000
      Peter R. Sawers/3/.....    $         0          Over $100,000
      William S. Schneider...    $         0          Over $100,000
      Timothy R. Schwertfeger    $         0          Over $100,000
      Judith M. Stockdale....    $         0          Over $100,000
      Sheila W. Wellington/3/    $         0          Over $100,000

--------
/1/  Mr. Bennett resigned as Trustee on April 30, 2004.

/2/  Mr. Hunter became a Trustee on May 16, 2004.

/3/ Trustees Impellizzeri, Kissick, Leafstrand, Sawers, and Wellington retired on June 30, 2004.

   No trustee who is not an interested person of the Trust owns beneficially or of record, any security of Nuveen Advisory, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory or Nuveen.

   The Trust does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. The Trust has a deferred compensation plan (the "Plan") that permits any independent trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund's obligations to make distributions under the Plan.

   The following table sets forth compensation paid by the Trust to each of the independent trustees and the total compensation paid to each independent trustee during the fiscal year ended May 31, 2004.


                                                Amount of      Total
                                                  Total     Compensation
                                 Aggregate    Compensation   from Trust
                                Compensation  that Has Been   and Fund
        Name of Trustee         From Trust/1/  Deferred/2/   Complex/3/
        ---------------         ------------  ------------- ------------
        William E. Bennett/4/..    $1,687         $500        $100,767
        Robert P. Bremner......    $2,293         $106        $110,417
        Lawrence H. Brown......    $2,410         $ --        $112,500
        Jack B. Evans..........    $1,837         $138        $102,000
        William C. Hunter/5/...    $  304         $ 96        $ 17,125
        Anne E. Impellizzeri/6/    $1,981         $683        $101,600
        William L. Kissick/6/..    $1,345         $226        $ 88,250
        Thomas E. Leafstrand/6/    $1,828         $411        $102,100
        Peter R. Sawers/6/.....    $2,176         $686        $104,000
        William J. Schneider...    $2,375         $744        $112,917
        Judith M. Stockdale....    $1,965         $179        $101,750
        Sheila W. Wellington/6/    $1,332         $441        $ 85,500

--------
/1/ The compensation paid to the independent trustees for the fiscal year ended May 31, 2004 for services to the Trust.

/2/ Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

/3 /Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending May 31, 2004 for services to the open-end and closed-end funds advised by Nuveen Advisory and NIAC.

/4  /Mr. Bennett resigned as Trustee on April 30, 2004.

/5/  Mr. Hunter became a Trustee on May 16, 2004.

/6/ Trustees Impellizzeri, Kissick, Leafstrand, Sawers, and Wellington retired on June 30, 2004.

Compensation

   For all Nuveen Funds overseen, each trustee who is not affiliated with Nuveen Advisory receives a $65,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the Dividend Committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required (except that the Executive Committee acting as the Pricing Committee will receive $100 per day), plus in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by each Fund's adviser, Nuveen Advisory or NIAC (as applicable), on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Advisers serves without any compensation from the Funds.

   Under the Funds' retirement policy for Independent Board Members, which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, Board Members Leafstrand and Wellington retired on June 30, 2004. In addition, Board Members Impellizzeri, Kissick and Sawers, who had not then reached the age or service period at which retirement would be called for under the retirement policy, retired on June 30, 2004. At the time of their retirement, Board Members Impellizzeri, Kissick and Sawers received a payment of $75,000 as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the term specified in the current retirement policy.

   Nuveen Investments Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The independent trustees of the funds managed by Nuveen Advisory are eligible to participate in the charitable contributions program of Nuveen Investments Inc. Under the matching program, Nuveen Investments Inc. will match the personal contributions of a trustee to
Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments Inc. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to
Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

   The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each of the Funds.

   The following table sets forth the percentage ownership of each person, who, as of September 1, 2004, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                         Percentage of
Name of Fund and Class             Name and Address of Owner               Ownership
----------------------             -------------------------             -------------
Nuveen Arizona Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     16.75%
  Class A Shares.................. for the sole benefit of its customers
                                   Attn: Fund Admin./97E76
                                   4800 Deer Lake Dr. E. Fl 3
                                   Jacksonville, FL 32246-6484

Nuveen Arizona Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     30.36
  Class B Shares.................. for the sole benefit of its customers
                                   Attn: Fund Admin./97ND2
                                   4800 Deer Lake Dr. E. Fl 3
                                   Jacksonville, FL 32246-6484

                                   George S. Stingel                          5.78
                                   Bene Natalie J. Donovan
                                   Subject to STA TOD Rules
                                   3850 N. Highway 89
                                   Apt 325
                                   Prescott, AZ 86301

                                                                          Percentage of
Name of Fund and Class              Name and Address of Owner               Ownership
----------------------              -------------------------             -------------
Nuveen Arizona Municipal Bond Fund  Merrill Lynch, Pierce, Fenner & Smith     32.03%
  Class C Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin./97GX6
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

                                    Pershing LLC                               6.69
                                    P.O. Box 2052
                                    Jersey City, NJ 07303-2052

Nuveen Arizona Municipal Bond Fund  Wachovia Securities, LLC FBO               6.50
  Class R Shares................... Mrs. Lois Irene Jones TTEE
                                    Lois Irene Jones Trust
                                    UA DTD 12/14/87
                                    8656 N. 84th St.
                                    Scottsdale, AZ 85258-2431

Nuveen Colorado Municipal Bond Fund
  Class A Shares................... Merrill Lynch, Pierce, Fenner & Smith     15.51
                                    for the sole benefit of its customers
                                    Attn: Fund Admin./971X9
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

Nuveen Colorado Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     13.41
  Class B Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin./97NC0
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

                                    Dean Witter                                5.27
                                    for the benefit of
                                    Mildred S. Sorrells
                                    P.O. Box 250 Church Street Station
                                    New York, NY 10008-0250

                                    Pershing LLC                               5.80
                                    P.O. Box 2052
                                    Jersey City, NJ 07303-2052

                                    Pershing LLC                              10.55
                                    P.O. Box 2052
                                    Jersey City, NJ 07303-2052

                                                                          Percentage of
Name of Fund and Class              Name and Address of Owner               Ownership
----------------------              -------------------------             -------------
Nuveen Colorado Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     24.73%
  Class C Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin./97ND9
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

                                    McDonald Investments, Inc. FBO             5.40
                                    62662472
                                    4900 Tiedeman Rd.
                                    Brooklyn, OH 44144-2338

                                    Citigroup Global Markets, Inc.             5.10
                                    00138959136
                                    333 West 34th St. 3rd Floor
                                    New York, NY 10001-2402

                                    UBS Financial Services, Inc. FBO           6.25
                                    Hugh Craig Forshner
                                    3246 S. Newcombe
                                    9 104
                                    Lakewood, CO 80227-6731

Nuveen Colorado Municipal Bond Fund Raymond Munyon                            56.88
  Class R Shares................... Lisa Ann Munyon & Renee L. Miller TR
                                    Munyon Family Irrevocable Trust
                                    UA 08/28/92
                                    7650 Kline Dr.
                                    Arvada, CO 80005-3776

                                    A.G. Edwards Sons, Inc. FBO                5.10
                                    Fred Garrabrant
                                    Marlene Garrabrant
                                    AC 0230-083290
                                    One North Jefferson
                                    St. Louis, MO 63103-2287

                                    Harold M. Gott                            19.40
                                    P.O. Box 1929
                                    Montrose, CA 81402-1929

Nuveen Florida Municipal Bond Fund
  Class A Shares................... Merrill Lynch, Pierce, Fenner & Smith     25.10
                                    for the sole benefit of its customers
                                    Attn: Fund Admin./97E80
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

Nuveen Florida Municipal Bond Fund  Merrill Lynch, Pierce, Fenner & Smith     33.16
  Class B Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin./97ND3
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

                                                                            Percentage of
Name of Fund and Class                Name and Address of Owner               Ownership
----------------------                -------------------------             -------------
Nuveen Florida Municipal Bond Fund    Merrill Lynch, Pierce, Fenner & Smith      36.89%
  Class C Shares..................... for the sole benefit of its customers
                                      Attn: Fund Admin./97GX3
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

Nuveen Florida Municipal Bond Fund    Frank H. Poe                               10.93
  Class R Shares..................... U/A 11/27/91
                                      Frank H. Poe Trust
                                      425 S. Dixie Hwy.
                                      Coral Gables, FL 33146-2202

Nuveen Maryland Municipal Bond Fund   Merrill Lynch, Pierce, Fenner & Smith       7.23
  Class A Shares..................... for the sole benefit of its customers
                                      Attn: Fund Admin./97E83
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

Nuveen Maryland Municipal Bond Fund   Merrill Lynch, Pierce, Fenner & Smith      26.63
  Class B Shares..................... for the sole benefit of its customers
                                      Attn: Fund Admin./97NB4
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

                                      NFSC FEBO A1F-190500                        6.56
                                      Alan F. Rabson
                                      Ruth Kirschstein
                                      6 West Drive
                                      Bethesda, MD 20814-1510

Nuveen Maryland Municipal Bond Fund   Merrill Lynch, Pierce, Fenner & Smith      16.94
  Class C Shares..................... for the sole benefit of its customers
                                      Attn: Fund Admin./97EGX7
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

Nuveen New Mexico Municipal Bond Fund                                            23.20
  Class A Shares..................... Merrill Lynch, Pierce, Fenner & Smith
                                      for the sole benefit of its customers
                                      Attn: Fund Admin./97AF5
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

                                                                            Percentage of
Name of Fund and Class                Name and Address of Owner               Ownership
----------------------                -------------------------             -------------
Nuveen New Mexico Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     12.52%
  Class B Shares..................... for the sole benefit of its customers
                                      Attn: Fund Admin./97NC7
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

                                      NFS FEBO Z43-085588                        5.13
                                      Dorothy Tiramani
                                      Dorothy Tiramani TTEE
                                      6100 Cortaderia St. NE
                                      Apt. 4013
                                      Albuquerque, NM 87111-8012

Nuveen New Mexico Municipal Bond Fund Richard E. Greenleaf                      10.95
  Class C Shares..................... 6600 Volcanoes #30
                                      Albuquerque, NM 87121

                                      Merrill Lynch, Pierce, Fenner & Smith     16.26
                                      for the sole benefit of its customers
                                      Attn: Fund Admin./97NE1
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

                                      Raymond James Assoc Inc.                   6.60
                                      FBO Salazar MC
                                      BIN 50152500
                                      880 Carillon Pkwy.
                                      St. Petersburg, FL 33716-1100

                                      Raymond James Assoc Inc.                  11.21
                                      FBO Gebhart Am
                                      BIN 50094911
                                      880 Carillon Pkwy.
                                      St. Petersburg, FL 33716-1100

                                      Raymond James Assoc Inc.                   7.87
                                      FBO Hillerman R.
                                      BIN 50099070
                                      880 Carillon Pkwy.
                                      St. Petersburg, FL 33716-1100

Nuveen New Mexico Municipal Bond Fund Herschel W. Rogers                         6.00
  Class R Shares..................... Rosemary E. Rogers TRS
                                      H.W. & R.E. Rogers Rev. Trust
                                      U/A 12/05/96
                                      4509 Acapulco Dr.
                                      Albuquerque, NM 87111-2813

                                      Mary Swickard                             43.35
                                      84 Barcelona Ave.
                                      Los Alamos, NM 87544-3428

                                      William V. Mason                           9.77
                                      and Jean C. Mason
                                      JT TEN
                                      200 Oak St. NE
                                      Albuquerque, NM 87106-4740

                                                                              Percentage of
Name of Fund and Class                  Name and Address of Owner               Ownership
----------------------                  -------------------------             -------------
                                        Iris Sokohl                                6.13%
                                        10904 Pagosa Dr. NW
                                        Albuquerque, NM 87106-4740

                                        Winifred F. Rice                           6.10
                                        2801 San Pablo St. NE
                                        Albuquerque, NM 87110-2714

Nuveen Pennsylvania Municipal Bond Fund
  Class A Shares....................... Merrill Lynch, Pierce, Fenner & Smith     15.95
                                        for the sole benefit of its customers
                                        Attn: Fund Admin./97E74
                                        4800 Deer Lake Dr. E. Fl 3
                                        Jacksonville, FL 32246-6484
Nuveen Pennsylvania Municipal Bond Fund
  Class B Shares....................... Merrill Lynch, Pierce, Fenner & Smith     27.94
                                        for the sole benefit of its customers
                                        Attn: Fund Admin./97ND6
                                        4800 Deer Lake Dr. E. Fl 3
                                        Jacksonville, FL 32246-6484

Nuveen Pennsylvania Municipal Bond Fund
  Class C Shares....................... Merrill Lynch, Pierce, Fenner & Smith     45.47
                                        for the sole benefit of its customers
                                        Attn: Fund Admin./97GX4
                                        4800 Deer Lake Dr. E. Fl 3
                                        Jacksonville, FL 32246-6484

Nuveen Virginia Municipal Bond Fund
  Class A Shares....................... Merrill Lynch, Pierce, Fenner & Smith     14.00
                                        for the sole benefit of its customers
                                        Attn: Fund Admin./97E81
                                        4800 Deer Lake Dr. E. Fl 3
                                        Jacksonville, FL 32246-6484

Nuveen Virginia Municipal Bond Fund                                               21.28
  Class B Shares....................... Merrill Lynch, Pierce, Fenner & Smith
                                        for the sole benefit of its customers
                                        Attn: Fund Admin./97ND7
                                        4800 Deer Lake Dr. E. Fl 3
                                        Jacksonville, FL 32246-6484

Nuveen Virginia Municipal Bond Fund                                               34.38
  Class C Shares....................... Merrill Lynch, Pierce, Fenner & Smith
                                        for the sole benefit of its customers
                                        Attn: Fund Admin./97GX2
                                        4800 Deer Lake Dr. E. Fl 3
                                        Jacksonville, FL 32246-6484

Nuveen Virginia Municipal Bond Fund                                               15.24
  Class R Shares....................... Charles Schwab & Co. Inc.
                                        for the benefit of their customers
                                        P.O. Box 173797
                                        Denver, CO 80217-3797

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Generally

   Nuveen Advisory acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

   Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

              AVERAGE DAILY NET ASSETS             Management Fee
              ------------------------             --------------
              For the first $125 million..........     .5500%
              For the next $125 million...........     .5375%
              For the next $250 million...........     .5250%
              For the next $500 million...........     .5125%
              For the next $1 billion.............     .5000%
              For the next $3 billion.............     .4750%
              On net assets of $5 billion and over     .4500%

   A complex-wide fee schedule for all Funds managed by Nuveen Advisory and its affiliates, including the Funds, went into effect on August 1, 2004. This complex-wide fee schedule is expected initially to marginally decrease the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund Complex grow, the management fee rates paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

   Effective August 1, 2004, the management fee for each of the Funds based upon the average daily net assets of each Fund, is as follows:

   Each Fund's management fee will equal the sum of a fund-level fee and a complex-level fee.

   Each of the Funds has agreed to pay an annual fund-level management fee according to the following schedule:

                     Average Total Daily Net Assets  Rate
                     ------------------------------ -----
                     For the first $125 million.... .3500%
                     For the next $125 million..... .3375%
                     For the first $250 million.... .3250%
                     For the first $500 million.... .3125%
                     For the next $1 billion....... .3000%
                     For the next $3 billion....... .2750%
                     For net assets over $5 billion .2500%

   The complex-level management fee for the Funds shall be applied according to the following schedule:

                   Complex-Level Assets/1/        Annual Fee
                   -----------------------        ----------
                   First $55 billion.............   .2000%
                   Next $1 billion...............   .1800%
                   Next $1 billion...............   .1600%
                   Next $3 billion...............   .1425%
                   Next $3 billion...............   .1325%
                   Next $3 billion...............   .1250%
                   Next $5 billion...............   .1200%
                   Next $5 billion...............   .1175%
                   Next $15 billion..............   .1150%
                   For Assets over $91 billion/2/   .1400%

--------
/1/ Complex-Level Assets are the aggregate managed assets (which include assets attributable to all types of leverage used in leveraged Funds) of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $59.9 billion as of July 16, 2004.

/2/ With respect to Complex-Level Assets over $91 billion, both the Fund (via its Board of Trustees) and the Adviser intend that the parties will meet, prior to the time when Complex-Assets reach that level, to consider and negotiate the fee rate or rates that will apply to such assets. The parties agree that, in the unlikely event that Complex-Wide Assets reach $91 billion prior to the parties reaching an agreement as to the Complex-Level Fee rate or rates to be applied to such assets, the Complex-Level Fee rate for such Complex-Level Assets shall be .1400% until such time as the parties agree to a different rate or rates.

   For the last three fiscal years, the Funds paid net management fees as follows:

                                                                     Fee Waivers and Expense
                                     Management Fees Net of Expense    Reimbursements from
                                      Reimbursement Paid to Nuveen   Nuveen Advisory for the
                                      Advisory for the Year Ended          Year Ended
                                    -------------------------------- -----------------------
                                     5/31/02    5/31/03    5/31/04   5/31/02 5/31/03 5/31/04
                                    ---------- ---------- ---------- ------- ------- -------
Nuveen Arizona Municipal Bond Fund. $  563,229 $  584,801 $  582,234   $--     $--     $--
Nuveen Colorado Municipal Bond Fund    235,038    247,907    240,310    --      --      --
Nuveen Florida Municipal Bond Fund.  1,900,244  2,001,505  1,893,315    --      --      --
Nuveen Maryland Municipal Bond Fund    469,157    528,373    588,624    --      --      --
Nuveen New Mexico Municipal Bond
  Fund.............................    297,474    309,785    307,485    --      --      --
Nuveen Pennsylvania Municipal Bond
  Fund.............................    783,179    845,123    874,232    --      --      --
Nuveen Virginia Municipal Bond Fund  1,218,034  1,292,142  1,341,301    --      --      --

   In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

   Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc., which owns Nuveen Investments, LLC ("Nuveen"), the Funds' principal underwriter. Nuveen is the principal underwriter for the Nuveen Mutual Funds and has served as a co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Nuveen is a subsidiary of Nuveen Investments, Inc., which, in turn, is approximately 78.9% owned by The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. On January 1, 1997, Nuveen Investments, Inc. acquired Flagship Resources Inc.

   The Funds, the other Nuveen Funds, Nuveen Advisory, and other related entities have adopted a code of ethics, which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Approval of Investment Management Agreement

   In May 2004, the independent trustees of the Funds met with representatives of Nuveen to consider the possible renewal of the investment advisory and sub-advisory agreements between each Fund and the various Advisers and Sub-Advisers (collectively, the "Advisers"). The trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory and sub-advisory contracts, which include, but are not limited to the following: (a) the nature and quality of the adviser's and the sub-advisers' services; (b) the investment performance of the Fund and the adviser; (c) the adviser's and the sub-advisers' cost in providing their services; (d) the extent to which the adviser and each sub-adviser realizes economies of scale as the fund grows larger; and (e) the independent trustees' role in approving the advisory and sub-advisory contracts.

   In evaluating the nature and quality of the Advisers' services, the trustees reviewed narrative and statistical information concerning, among other things, the types of services the Advisers provide and the Funds' investment performance in relation to each Fund's stated objectives, and in relation to the performance of comparable, unaffiliated funds. In particular, the trustees reviewed the following, among other things: a description of the investment advisory and other services provided to the Funds by the Advisers or their affiliates; information describing the Adviser's organization, the personnel providing the services (their qualifications and duties), and the arrangements and methodologies used for the compensation of the portfolio managers. In reviewing the respective Adviser's operations, the Board considered whether the operations are sufficient to fulfill its duties under the applicable contract and to meet the needs of the applicable Fund and its shareholders. Further, the trustees reviewed information setting forth the investment performance of the Funds during the last year and over their recent history, and standardized industry performance data with respect to investment companies comparable in size and investment objective, and performance measured against recognized market indices. This information expands upon information the trustees receive throughout the year on fund performance, expense ratios, portfolio composition, and sales activity.

   The Board also considered the proposed fees to be paid under the respective contracts (including any waivers or expense reimbursement commitments) both absolutely and as compared to those of other investment advisers to investment companies. The trustees reviewed each Adviser's cost of providing services to help determine whether its compensation is fair and reasonable and considered each Adviser's expense allocation methodology. In evaluating the reasonableness of an Adviser's compensation, the trustees considered the following information, among other things: (a) each Adviser's financial information, including statements of its revenues, costs, and profitability from furnishing its services to the Funds; (b) the nature and amount of any indirect benefits the Advisers and their affiliates received that are directly attributable to their management of the Funds, if any; (c) the nature of any benefits (such as research) the Adviser may derive from soft dollar arrangements, if any; (d) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; (e) Nuveen's advisory fee levels compared to management fees Nuveen assesses on other investment products (e.g., managed accounts (including municipal, equity and fixed income accounts, as well as hedge funds) in light of the differences in these products from the Funds (including the different services provided, fee structures, investment policies, product distribution channels, and investor profiles and account sizes (retail or institutional accounts)); and (f) data with respect to the expense ratios of the Funds and comparable investment companies.

   In addition to the above, the trustees also compared the Advisers' fees, expenses and profitability to those of other advisers to funds, to the extent possible and in light of all of the surrounding facts and circumstances, including but not limited to each Fund's performance. The trustees also considered the payments the Advisers or their affiliates receive under Rule 12b-1 plans in determining the appropriateness of the Fund's advisory fees.

   In its review of the costs and profitability to the Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Funds' assets grow. Accordingly, to help ensure that shareholders share in these benefits, the Board approved at the May 2004 meeting a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the Board considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of the Adviser as asset levels grow, and the funds covered by the arrangement. The Board also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided.

   The trustees did not identify any single factor discussed above as all-important or controlling. Based on the foregoing, including the new complex-wide fee arrangement, the trustees concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that the Advisers' fees are reasonable in light of the services provided to each Fund and that the Advisers' investment advisory and sub-advisory agreements should be continued for another year.

Proxy Voting Policies

   The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Advisory may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Advisory does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Fund's Board of Trustees on its control activities on a quarterly basis.

   In the rare event that a municipal issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Advisory would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Trustees or its representative. A member of Nuveen Advisory's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission ("SEC") on Form N-PX, and the results provided to the Fund's Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS

   Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

   The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions.

Brokerage will not be allocated based on the sale of a Fund's shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it may be the practice of the Funds to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

   Nuveen Advisory may manage other investment companies and investment accounts for other clients that may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

NET ASSET VALUE

   As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Fund's shares by State Street Bank & Trust Company, the Funds' custodian, as of the close of trading (normally 4:00 p.m. New York Time) on each day on which the New York Stock Exchange (the "NYSE") is normally open for trading. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing (a) the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by (b) the number of shares of the class outstanding.

   In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by an independent pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute the vast majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust. The following is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. The Code and Treasury Regulations are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisor for more detailed information concerning the federal, state and local taxation of the Funds.

   Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. If a Fund meets all of the requirements to be treated as a regulated investment company, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

   In addition to the above requirements, in order to qualify as a regulated investment company for a tax year, a Fund must distribute at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain, if any. A Fund, however, may retain its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If for a tax year a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may elect to designate the retained amount as undistributed capital gains. If a Fund makes this election, it will notify its shareholders who will be required to include in income for federal income tax purposes, their share of such undistributed amount, and will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect of such shares.

   Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

   Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.

   Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, whether in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale or exchange of shares, as discussed below.

   If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

   If a Fund engages in hedging transactions involving financial futures, swaps and options thereon, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

   Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Code for the dividends received deductions for corporations.

   Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

   The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers, gain on the sale of shares held for more than one year will generally will be taxed at rates applicable to long-term capital gains, while gain on the sale of shares held for not more than one one year and other ordianry income will generally be taxed at ordinary income rates.

   All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

   It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

   In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in material compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax, but can make no assurances that distributions will be sufficient to eliminate all such tax.

   If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations). Distributions to its corporate shareholders should qualify for the dividends received deduction, and distributions to its individual shareholders should be taxable as qualified dividend income for federal income tax purposes to the extent of the Fund's current and accumulated earnings and profits and to the extent certain holding period requirements and other requirements are satisfied. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

   Because the Funds may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.

   Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations that meet the definition of private activity bonds under the Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations required to be included in calculating the federal alternative minimum tax.

   In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

   Tax-exempt income, including exempt-interest dividends paid by a Fund, are taken into account in determining whether a portion of a Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

   The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

   The Funds are required in certain circumstances to withhold the applicable rate (currently 25%) of taxable dividends and certain other payments paid to non-corporate holders of shares: (1) who have not furnished the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, and who have not certified that they are U.S. citizens or U.S. resident aliens, or (2) who are otherwise subject to backup withholding under the code.

State Tax Matters

   The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes. In some taxing jurisdictions, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state and local tax laws, which are currently in effect and are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

Arizona

   The following is a general, abbreviated summary of certain provisions of the applicable Arizona tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Arizona Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Arizona Fund transactions.

   The following is based on the assumptions that the Arizona Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will be registered as a diversified management company under (S)5 of the Federal Investment Company Act of 1940, that it will satisfy the conditions which will cause Arizona Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Arizona Fund's shareholders.

   The Arizona Fund is not subject to the Arizona corporate income tax.

   Distributions by the Arizona Fund that are attributable to interest on any obligation of Arizona and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Arizona individual and corporate income taxes. All remaining distributions, including distributions attributable to capital gains, will be subject to the Arizona individual and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the Arizona Fund will be subject to the Arizona individual and corporate income taxes.

   Shares of the Arizona Fund may be subject to the Arizona estate tax if owned by an Arizona decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Arizona state and local tax matters.

Colorado

   The following is a general, abbreviated summary of certain provisions of the applicable Colorado tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Colorado Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Colorado Fund transactions.

   The following is based on the assumptions that the Colorado Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Colorado Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Colorado Fund's shareholders.

   The Colorado Fund will be subject to the Colorado corporate income tax only if it has a sufficient nexus with Colorado. If it is subject to the Colorado corporate income tax, it does not expect to pay a material amount of such tax.

   Distributions by the Colorado Fund that are attributable to interest earned on any obligation of Colorado and its political subdivisions issued on or after May 1, 1980 and certain such obligations issued before May 1, 1980 or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Colorado individual or corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Colorado individual and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the Colorado Fund will be subject to the Colorado individual and corporate income taxes.

   Shares of the Colorado Fund may be subject to the Colorado estate tax if owned by an Colorado decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Colorado state and local tax matters.

Florida

   The following is a general, abbreviated summary of certain provisions of the applicable Florida tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Florida Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Florida Fund transactions.

   The following is based on the assumptions that the Florida Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Florida Fund to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Florida Fund's shareholders.

   The Florida Fund will be subject to the Florida corporate income tax only if it has a sufficient nexus with Florida. If the Florida Fund is subject to the Florida corporate income tax, it does not expect to pay a material amount of such tax. The Florida Fund will not be subject to the Florida intangible personal property tax.

   Shares of the Florida Fund will not be subject to the Florida intangible personal property tax if on January 1 of the taxable year, at least 90 percent of the Fund's assets consist of tax-exempt obligations of Florida and its political subdivisions ("Florida Obligations") or of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations"). If more than 10 percent of the Fund's assets consist of any other types of assets on that date, then the entire value of the Fund's shares (except for the portion of the value of the shares attributable to Federal Obligations) will be subject to the Florida intangible personal property tax. For tax years after July 1, 2003, there is an individual exemption from the Florida intangible personal property tax on the first $250,000 of property ($500,000 for a married couple filing jointly).

   All distributions by the Florida Fund to corporate shareholders either organized or doing business in Florida, regardless of source, will be subject to the Florida corporate income tax. Gain on the sale, exchange, or other dispositions of shares of the Florida Fund will be subject to the Florida corporate income tax.

   Shares of the Florida Fund may be subject to the Florida estate tax if owned by a Florida decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Florida state and local tax matters.

Maryland

   The following is a general, abbreviated summary of certain provisions of the applicable Maryland tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Maryland Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Maryland Fund transactions.

   The following is based on the assumptions that the Maryland Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Maryland Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Maryland Fund's shareholders.

   The Maryland Fund will be subject to the Maryland corporate income tax only if it has a sufficient nexus with Maryland. If it is subject to the Maryland corporate income tax, it does not expect to pay a material amount of such tax.

   Distributions by the Maryland Fund that are attributable to interest on or gain from the sale or exchange of any obligation of Maryland or its political subdivisions ("Maryland Obligations") or any obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Maryland individual income tax or the Maryland corporate income tax. All remaining distributions to shareholders will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

   Gain on the sale, exchange, or other disposition of shares of the Maryland Fund will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

   Shares of the Maryland Fund may be subject to the Maryland estate tax if owned by a Maryland decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Maryland state and local tax matters.

New Mexico

   The following is a general, abbreviated summary of certain provisions of the applicable New Mexico tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Mexico Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to New Mexico Fund transactions.

   The following is based on the assumptions that the New Mexico Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause New Mexico Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the New Mexico Fund's shareholders.

   The New Mexico Fund will be subject to the New Mexico corporate franchise tax and the New Mexico corporate income tax only if it has a sufficient nexus with New Mexico. If the New Mexico Fund is subject to such taxes, it does not expect to pay a material amount of either tax.

   Distributions by the New Mexico Fund that are attributable to interest on any obligation of New Mexico and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Mexico personal income tax or the New Mexico corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the New Mexico personal and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the New Mexico Fund will be subject to the New Mexico personal and corporate income taxes.

   For 2004, individual shareholders of the New Mexico Fund, may, subject to certain limitations, be able to deduct up to the greater of $1,000 or 20% of net capital gain for such taxable year. Therefore, capital gains distributed by the New Mexico Fund, if any, or gains realized upon a sale of Fund shares, may be eligible for this exclusion.

   Shares of the New Mexico Fund may be subject to the New Mexico estate tax if owned by a New Mexico decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Mexico and local tax matters.

Pennsylvania

   The following is a general, abbreviated summary of certain provisions of the applicable Pennsylvania tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Pennsylvania Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Pennsylvania Fund transactions.

   The following is based on the assumptions that the Pennsylvania Fund will qualify under Subchapter M of the Code and under the Investment Company Act of 1940 as a regulated investment company, that it will satisfy the conditions which will cause Pennsylvania Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Pennsylvania Fund's shareholders.

   The Pennsylvania Fund will not be subject to the Pennsylvania corporate net income tax. The Pennsylvania Fund will not be subject to the Pennsylvania franchise tax.

   Distributions from the Pennsylvania Fund that are attributable to interest on any obligation of Pennsylvania or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Pennsylvania personal income tax, the Pennsylvania corporate net income tax, or to the Philadelphia School District income tax (for Philadelphia residents). Distributions by the Pennsylvania Fund that are attributable to interest on the obligations of states other than Pennsylvania will not be subject to the Pennsylvania corporate net income tax unless they are subject to federal income tax. Most other distributions, including those attributable to capital gains, will be subject to the Pennsylvania personal and corporate income taxes. Similarly, such other distributions would be subject to the Philadelphia School District income tax (for Philadelphia residents) except for distributions attributable to certain capital gains in respect to obligations held by the Pennsylvania Fund.

   Gain on the sale, exchange, or other disposition of shares of the Pennsylvania Fund will be subject to the Pennsylvania personal and corporate income taxes, but such gain will not be subject to the Philadelphia School District income tax (for Philadelphia residents) if the shares are held in excess of six months.

   Shares of the Pennsylvania Fund may be subject to the Pennsylvania inheritance tax and the Pennsylvania estate tax if held by a Pennsylvania decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Pennsylvania and local tax matters.

Virginia

   The following is a general, abbreviated summary of certain provisions of the applicable Virginia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Virginia Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Virginia Fund transactions.

   The following is based on the assumptions that the Virginia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Virginia Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Virginia Fund's shareholders.

   The Virginia Fund will be subject to the Virginia corporate income tax only if it has a sufficient nexus with Virginia. If it is subject to the Virginia corporate income tax, it does not expect to pay a material amount of such tax.

   Distributions by the Virginia Fund that are attributable to income derived from or on the sale and exchange of, obligations of Virginia and its political subdivisions and instrumentalities ("Virginia Obligations") or to income derived from or on the sale and exchange of, obligations of the United States and its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Virginia personal income tax or the Virginia corporate income tax. All remaining distributions will be subject to the Virginia personal and corporate income taxes, and may be subject to local income taxes.

   Gain on the sale, exchange, or other disposition of shares of the Virginia Fund will be subject to the Virginia personal and corporate income taxes.

   If a shareholder receives a distribution consisting in part of taxable income, then the entire distribution will be taxed unless the shareholder substantiates the portion which is exempt from taxation.

   Shares of the Virginia Fund may be subject to the Virginia estate tax if owned by a Virginia decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Virginia state and local tax matters.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

   The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs for which the program Sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account. You may not purchase Class B Shares if you are a single purchaser placing a purchase order of $100,000 or more of Fund shares. You may not purchase Class C Shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.

   Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A Shares of a Fund. The example assumes a purchase on May 31, 2004 of Class A Shares from the

Nuveen Arizona Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A Shares.

Net Asset Value per share................................................. $10.73
Per Share Sales Charge--4.20% of public offering price (4.38% of net asset
  value per share)........................................................    .47
                                                                           ------
Per Share Offering Price to the Public.................................... $11.20

   The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Shares Purchase Eligibility

   Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Nuveen Mutual Fund on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

   Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

   For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

   Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

   Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

   Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free (800) 257-8787.

   Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

   Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

   . investors purchasing $1,000,000 or more, Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts;

   . officers, trustees and former trustees of the Nuveen and former Flagship
     Funds;

   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen (including St. Paul Travelers), and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);

   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

   . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
     (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

   Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

   . officers, trustees and former trustees of the Nuveen and former Flagship
     Funds and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's sibling);

   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen (including St. Paul Travelers) and subsidiaries thereof, or their immediate family members;

   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

   . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

   The reduced sales charge programs may be modified or discontinued by the Funds at any time.

   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

   For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

   Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial advisor agreed to waive the right to receive an advance of the first year's distribution and service fee).

   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

   The CDSC may be waived or reduced under the following special circumstances:
1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions by operation of law; 7) redemptions in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; 9) redemptions of Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advance service and distribution fees to Nuveen; and 10) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

Shareholder Programs

Exchange Privilege

   You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

   The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Frequent Trading Policy

   The Funds Frequent Trading Program is as follows:

   Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares. Purchases and redemptions made pursuant to a Systematic Investment, Systematic Exchange or Systematic Withdrawal Program are exempt from this policy.

   1. Definition of Round Trip

   A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

   2. Round Trip Trade Limitations

   Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts controlled by a financial advisor or otherwise determined by the Funds to be related. Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.

   3. Redemption Fee on Short-Term Trades in Shares of International Value Fund

   In addition to the above limits on Round Trip trades, the Nuveen NWQ International Value Fund also assesses a 2% fee on shares redeemed or exchanged within 30 days of purchase in order to discourage short-term trading and offset the costs associated with such activity. Redemption fees are deducted from redemption or exchange proceeds and paid directly to the Fund. The application of the redemption fee and waiver provisions is described in the Fund's Prospectus and Statement of Additional Information.

   4. Definition of Frequent Trader

   An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.

   5. Rules Governing Trades Placed by Frequent Traders

   Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1 p.m. ET and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.

   6. Enforcement

   Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to interpret the terms and application of these policies, and to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and also to waive its provisions with respect to redemptions that would qualify for a waiver from the imposition of a CDSC on Class B Shares, as described in each Fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts is dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.

General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

   In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

   Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amounts that a Fund will receive from such a sale.

   To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Because short-term or excessive trading into and out of a Fund may interfere with portfolio management, raise operating expenses, or otherwise have an adverse effect on other shareholders, each Fund reserves the right to limit, restrict, or refuse purchase or exchange requests. For more information regarding the Funds' frequent trading policy, call Nuveen toll-free at (800) 257-8787.

   Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the NYSE is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

   The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

   The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

   A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust I, dated February 1, 1997 and last renewed on August 3, 2004 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of shares.

   The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                             Year Ended            Year Ended            Year Ended
                                            May 31, 2002          May 31, 2003          May 31, 2004
                                        --------------------- --------------------- ---------------------
                                                      Amount                Amount                Amount
                                         Amount of   Retained  Amount of   Retained  Amount of   Retained
                                        Underwriting    By    Underwriting    By    Underwriting    By
Fund                                    Commissions   Nuveen  Commissions   Nuveen  Commissions   Nuveen
----                                    ------------ -------- ------------ -------- ------------ --------
Nuveen Arizona Municipal Bond Fund.....     $146       $19        $205       $ 8        $135       $20
Nuveen Colorado Municipal Bond Fund....       68         7          49         7          43         6
Nuveen Florida Municipal Bond Fund.....      501        --         489        27         350        48
Nuveen Maryland Municipal Bond Fund....      114        13         174        15         195        29
Nuveen New Mexico Municipal Bond
  Fund.................................       97        12         100        14          77        12
Nuveen Pennsylvania Municipal Bond Fund      144        19         196        27         109        14
Nuveen Virginia Municipal Bond Fund....      236        --         339        39         264        35

Other compensation to certain dealers

   Nuveen Advisory and its advisory affiliate, NIAC, at their own expense, currently provide additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or (b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. Nuveen Advisory makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen Funds. Nuveen Advisory will, on an annual basis, determine the advisability of continuing these payments. Additionally, Nuveen Advisory may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.

In 2004, Nuveen Advisory expects that it will pay additional compensation to the following dealers;

      A.G. Edwards & Sons, Inc.
      American Express Financial Advisors Inc.
      Merrill Lynch, Pierce, Fenner & Smith, Inc.
      Prudential Investments LLC
      Raymond James Group
      Smith Barney
      UBS Financial Services Inc.
      Wachovia Securities LLC

DISTRIBUTION AND SERVICE PLAN

   The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

   The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

   Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to ..20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

   During the fiscal year ended May 31, 2004, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.

                                                        Compensation
                                                          Paid to
                                                         Authorized
                                                          Dealers
                                                         During the
                                                         Year Ended
                                                        May 31, 2004
                                                        ------------
Nuveen Arizona Municipal Bond Fund:
   Class A.............................................   $145,444
   Class B.............................................     61,351
   Class C.............................................     63,839
Nuveen Colorado Municipal Bond Fund:
   Class A.............................................   $ 62,522
   Class B.............................................     58,061
   Class C.............................................     42,054
Nuveen Florida Municipal Bond Fund:
   Class A.............................................   $446,040
   Class B.............................................    301,940
   Class C.............................................    245,442
Nuveen Maryland Municipal Bond Fund:
   Class A.............................................   $ 72,821
   Class B.............................................    142,127
   Class C.............................................    104,741
Nuveen New Mexico Municipal Bond Fund:
   Class A.............................................   $ 89,284
   Class B.............................................     51,975
   Class C.............................................     37,753
Nuveen Pennsylvania Municipal Bond Fund:
   Class A.............................................   $133,562
   Class B.............................................    118,121
   Class C.............................................    171,636
Nuveen Virginia Municipal Bond Fund:
   Class A.............................................   $299,920
   Class B.............................................    205,079
   Class C.............................................    170,581

   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost that a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

   PricewaterhouseCoopers LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois, 60606, has been selected as auditors for the Trust. In addition to audit services, the auditors provide assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the respective auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those firms in giving their reports.

   The custodian of the Funds' assets is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting, and portfolio accounting services.

   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184.

FINANCIAL STATEMENTS

   The audited financial statements for each Fund's most recent fiscal year appear in each Fund's Annual Report. Each Fund's Annual Report accompanies this Statement of Additional Information.

APPENDIX A

Ratings of Investments

   The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations that are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, that suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

   The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds that have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

   Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

   The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

   Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge.

   Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. The Funds may also purchase put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

   Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

   Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

   Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

   A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

   The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

Swap Agreements

   Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; and
(iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

   A Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date.

   Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 may limit the Fund's ability to use swap agreements. The swap market is largely unregulated.

                                                                  MAI-MS1-0904D

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund

[LOGO] Nuveen Investments

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                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With interest rates near historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 2004

[PHOTO]

Timothy R. Schwertfeger

                                 "No one knows
                                what the future
                               will bring, which
                                is why we think
                                a well-balanced
                               portfolio. . . is
                                  an important
                                  component in
                                 achieving your
                                   long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Scott Romans examines economic and market conditions, key investment strategies, and the performance of the Nuveen Arizona, Colorado and New Mexico Municipal Bond Funds. Scott, who has 4 years of investment experience, has managed the Funds since 2003.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the 12-month reporting period ended May 31, 2004?

While interest rates fluctuated over the 12-month period in response to changing investor perceptions about future economic growth, bond yields generally remained at comparatively low historical levels. When this reporting period began, most measures showed that the U.S. economic growth rate was still relatively sluggish. A growing amount of data, however, suggested that conditions were likely to improve later in 2003. Indeed, during the third quarter of last year, the U.S. gross domestic product grew at an annualized rate of 8.2 percent, more than double the second quarter's performance and the fastest annualized quarterly growth rate in nearly 20 years. Although this rapid pace was not considered sustainable, the economy continued to turn in steady performance for the rest of the 12-month reporting period, expanding by an annualized 4.1 percent in the fourth quarter of 2003 and an annualized 3.9 percent in the first three months of 2004.

Continued low interest rates were a major reason for the strong pace of economic growth. When the reporting period began, short-term rates were at their lowest levels in more than four decades. In June 2003, the Federal Reserve Board cut short-term rates even further, providing a very favorable backdrop for the fixed-income markets. Conditions for bonds were especially positive in the immediate aftermath of this rate cut, with long-term yields generally falling and prices rising accordingly (bond yields and prices move in opposite directions). In particular, as investors became more confident in the sustainability of the economic recovery, many looked to higher-yielding bonds because of the income they provided against a backdrop of historically low interest rates.

In July and August 2003, amid growing evidence of economic recovery, fears of inflation and rising interest rates led to a period of rapidly rising bond yields. However, this spike in yields turned out to be short lived, as surprisingly weak employment data suggested the economy was still vulnerable and a significant increase in the rate of inflation failed to materialize. In September 2003, bond yields started a generally steady decline that lasted until March 2004. In the last months of this reporting period, as unmistakable signs of rising prices surfaced, investors became convinced that a near-term rate hike was coming from the Fed and sent bond yields to their highest levels of the 12-month period.

For the first several months of this reporting period, new municipal bond supply was substantial, as issuers took advantage of historically low rates to refinance debt. Beginning in the summer of 2003, however, less attractive yields led to a decline in municipal issuance. This decline persisted into the first five months of 2004, during which the supply of new bonds was $148 billion nationwide, a 6 percent decline compared to the same time period in 2003. The supply trends were quite different, however, in the three states profiled in this report; during the same time span, the supply of new bonds rose 22 percent in Arizona, 25 percent in Colorado, and 216 percent in New Mexico.

How did the Funds perform during the 12 months ended May 31, 2004?

The chart on the next page provides performance information for the three Nuveen Investments Funds discussed in this report (Class A shares at net asset value) for the 12 months ended May 31,

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares --
Average Annual Total Returns on NAV as of 5/31/04
--------------------------------------------------------------------------------

                                               1-Year 5-Year 10-Year
                                               ---------------------
           Nuveen Arizona Municipal Bond Fund  -1.19%  4.13%   5.59%
           Lipper Arizona Municipal Debt Funds
             category average/1/               -0.28%  4.03%   5.25%
           Lehman Brothers Municipal Bond
             Index/2/                          -0.04%  5.49%   6.33%
           ---------------------------------------------------------

           Nuveen Colorado Municipal Bond
             Fund                              -0.34%  3.75%   5.68%
           Lipper Colorado Municipal Debt
             Funds category average/1/         -0.52%  4.30%   5.61%
           Lehman Brothers Municipal Bond
             Index/2/                          -0.04%  5.49%   6.33%
           ---------------------------------------------------------

           Nuveen New Mexico Municipal Bond
             Fund                              -1.28%  3.76%   5.37%
           Lipper Other States Municipal Debt
             Funds category average/1/         -0.55%  4.09%   5.07%
           Lehman Brothers Municipal Bond
             Index/2/                          -0.04%  5.49%   6.33%
           ---------------------------------------------------------

Performance quoted represents past performance which is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total Returns at NAV do not reflect the imposition of the maximum sales charge which would reduce returns.

2004 as well as other historical periods. Each Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its state-specific Lipper peer fund category average. The reasons for each Fund's variance from the national Lehman Brothers Index and corresponding state-specific Lipper fund category are discussed later in the report. While we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state funds with a national average is difficult since most of the national index's results come from out-of- state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2004, the Nuveen Arizona, Colorado and New Mexico Municipal Bond Funds had negative UNII.

What strategies were used to manage these Funds during the 12 months ended May 31, 2004, and how did these strategies influence performance during the period?

All Nuveen municipal bond portfolios are managed with input from Nuveen's experienced research team. That input notwithstanding, each Fund's recent performance varied based upon a variety of unique circumstances. We outline these circumstances below, as well as provide more information about our management tactics in response to these circumstances.

Arizona

Arizona's economy continued to recover rapidly, benefiting from strong population growth as well as a low cost of doing business, which has brought more industry to the state. Also helping Arizona's economic performance was rapid growth in construction, especially in the states's urban areas, and the presence of five military bases benefiting from increased defense spending. The jobless rate


--------------------------------------------------------------------------------

1For each state, the Lipper peer group returns shown represent the average annualized total return for all reporting funds for the periods ended May 31, 2004. The Lipper peer categories contained 36, 31 and 15 funds in the Lipper Arizona Municipal Debt Funds Category, 28, 24 and 14 funds in the Lipper Colorado Municipal Debt Funds Category and 62, 51 and 28 funds in the Lipper Other States Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3
stood at 5.1 percent in May 2004, below the national average of 5.6 percent. Arizona's revenue collections have grown moderately during the 2004 fiscal year, and the state's general fund is expected to break even. Nevertheless, Arizona continues to face rising costs for education, healthcare, social services, and corrections as a result of population growth and new policy initiatives. At the end of the period, Arizona maintained a credit rating of A1 with a stable outlook from Moody's and AA- with a negative outlook from Standard & Poor's.

The one year total return on NAV as of May 31, 2004 of the Nuveen Arizona Municipal Bond Fund trailed the national index and the Lipper category average. One negative influence on performance came from a position in bonds issued by Arborwood Apartments, a multifamily housing project. These bonds became distressed during the period and had a negative impact on the Fund's total return. The Fund also was hampered by the performance of its long-duration holdings, which were disadvantaged during a period of generally rising interest rates. For example, the Fund held zero-coupon bonds issued by the Maricopa County Industrial Development Authority and due to mature in 2016. These bonds performed poorly and were a drag on total returns.

On the positive side, the Fund benefited from its position in uninsured healthcare bonds. In particular, several of the Fund's distressed holdings, including Phoenix Children's Hospital and Winslow Memorial Hospital, showed significant credit improvement and added to Fund returns. Additionally, the Fund was helped by improving prices from some of its lower-rated but stable credits, including hospital revenue bonds issued by Catholic Healthcare West.

One of our management strategies during the period was to seek to mitigate the Fund's credit risk. Accordingly, we reduced our position in lower-rated holdings that had performed well and grown to represent a larger-than-ideal portion of the portfolio. For example, we sold some of our holdings in bonds issued by John C. Lincoln HealthCare. With these and other proceeds available for investment, we generally looked to purchase defensive bonds in the intermediate to long-intermediate area of the yield curve. This translated into credits offering coupon payments between 5 percent and 5.25 percent and due to mature between 2018 and 2024, representing an area of the yield curve that we believed offered an attractive risk-reward tradeoff.

Colorado

At period end, Colorado maintained a credit rating of AA- with a stable outlook from Standard & Poor's, which upgraded its outlook from negative early in 2004. After a long downturn, Colorado's economy finally registered some improvement, especially in financial and professional services. The state, home to a number of defense contractors, has also benefited from increased military spending. For the 2004 fiscal year, Colorado's revenues are expected to surpass expectations, resulting in a greater reserve fund and reducing the need for spending cuts to balance its fiscal 2005 budget. As a result of a stagnant labor force, Colorado's May 2004 unemployment rate was 4.9 percent, below the national average of 5.6 percent.

The Nuveen Colorado Municipal Bond Fund slightly outperformed its Lipper peer group, but underperformed the national Lehman Brothers Index. The Fund benefited from its position in lower- and nonrated bonds (also referred to as credit bonds), which enjoyed strong results as credit spreads tightened during the past 12 months. The securities with the greatest positive impact on performance included nonrated bonds issued by Steamboat Springs Health, Eagle County Air, and Colorado Health Christian Living Nursing Facility. Counterbalancing the positive impact of these issues was the relatively poor performance of AAA-rated bonds during the period.

Strong performance for credit bonds provided us with what we believed was an opportune time to sell some of these lower-rated holdings and reduce the Fund's exposure to credit risk. Accordingly, the


                             Annual Report  Page 4

Fund's weighting in BBB-rated and nonrated bonds fell to 17 percent, down from 31 percent a year ago. With the proceeds, we favored insured bonds with maturity dates of 15 to 20 years. As a result of the steep yield curve, we noted that buying longer bonds would provide our investors with added interest-rate risk yet offer only minimal gains in income.

New Mexico

New Mexico's economy continued to be one of the nation's best performers during the past 12 months, with government defense spending insulating the state from the worst of the recent downturn. The healthcare industry also added to growth, as did a strong population influx, driven by retirees, that increased housing demand and fueled a boom in construction. New Mexico also benefited from its well-managed fiscal position. The state's financial reserves remained strong, and New Mexico's diversified sources of tax collections enabled the state to enjoy stable revenues. In fact, New Mexico was one of only four states in the nation to avoid a budget gap during the 2004 fiscal year. At period end, the state maintained credit ratings of Aa1 with a stable outlook and AA+ with a stable outlook from Moody's and Standard & Poor's, respectively.

The Nuveen New Mexico Municipal Bond Fund trailed both the Lehman Brothers Index as well as the Lipper category average. The Fund was hurt by having a relatively long duration that was higher than the Lehman Brothers Index, a disadvantage during a period of generally rising interest rates. Duration measures an investment's sensitivity to interest-rate changes. All other factors being equal, a longer-duration investment will underperform a shorter-duration investment when rates are rising.

At the beginning of the period, the Fund had a large exposure to high-coupon single-family-housing bonds. Although these tend to be strong performers, they also are vulnerable to being called at par value or at a slight premium if mortgage owners prepay their debts. When these bonds are called, any premium is reduced to the bond's call price, and the securities tend to see their performance suffer, exactly what happened during the period. Extraordinary redemption activity from mortgage prepayments reduced the Fund's exposure from 18 percent at the beginning of the period to 12 percent by its end.


                             Annual Report  Page 5

     Nuveen Arizona Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                       Nuveen Arizona Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                 Nuveen Arizona        Nuveen Arizona         Lehman Brothers
                 Municipal Bond        Municipal Bond         Municipal Bond
                 Fund (NAV)            Fund (Offer Price)     Index
                 --------------        ------------------    ----------------
       5/31/94      10,000                 9,580                  10,000
       6/30/94       9,934                 9,514                   9,938
       7/31/94      10,152                 9,698                  10,121
       8/31/94      10,171                 9,706                  10,156
       9/30/94       9,988                 9,546                  10,007
      10/31/94       9,816                 9,387                   9,829
      11/30/94       9,599                 9,206                   9,651
      12/31/94       9,864                 9,470                   9,864
       1/31/95      10,152                 9,773                  10,145
       2/28/95      10,459                10,111                  10,440
       3/31/95      10,499                10,187                  10,560
       4/30/95      10,517                10,174                  10,573
       5/31/95      10,954                10,542                  10,910
       6/30/95      10,839                10,346                  10,815
       7/31/95      10,903                10,481                  10,917
       8/31/95      11,033                10,608                  11,056
       9/30/95      11,085                10,655                  11,126
      10/31/95      11,284                10,842                  11,288
      11/30/95      11,527                11,138                  11,475
      12/31/95      11,681                11,266                  11,585
       1/31/96      11,744                11,295                  11,673
       2/29/96      11,632                11,158                  11,594
       3/31/96      11,408                10,954                  11,446
       4/30/96      11,343                10,898                  11,413
       5/31/96      11,406                10,986                  11,409
       6/30/96      11,503                11,084                  11,533
       7/31/96      11,602                11,194                  11,638
       8/31/96      11,618                11,190                  11,635
       9/30/96      11,823                11,361                  11,797
      10/31/96      11,994                11,473                  11,931
      11/30/96      12,247                11,687                  12,149
      12/31/96      12,181                11,617                  12,098
       1/31/97      12,198                11,629                  12,121
       2/28/97      12,300                11,742                  12,232
       3/31/97      12,195                11,609                  12,069
       4/30/97      12,296                11,712                  12,170
       5/31/97      12,460                11,848                  12,353
       6/30/97      12,698                11,974                  12,485
       7/31/97      13,232                12,383                  12,831
       8/31/97      13,088                12,237                  12,710
       9/30/97      13,216                12,397                  12,861
      10/31/97      13,358                12,459                  12,944
      11/30/97      13,399                12,522                  13,020
      12/31/97      13,634                12,737                  13,210
       1/31/98      13,789                12,877                  13,346
       2/28/98      13,768                12,862                  13,350
       3/31/98      13,785                12,845                  13,362
       4/30/98      13,687                12,738                  13,302
       5/31/98      13,935                12,983                  13,512
       6/30/98      13,965                13,035                  13,566
       7/31/98      14,020                13,052                  13,600
       8/31/98      14,244                13,275                  13,810
       9/30/98      14,417                13,453                  13,982
      10/31/98      14,407                13,435                  13,982
      11/30/98      14,450                13,476                  14,031
      12/31/98      14,466                13,497                  14,066
       1/31/99      14,613                13,643                  14,233
       2/28/99      14,534                13,554                  14,171
       3/31/99      14,523                13,535                  14,191
       4/30/99      14,565                13,600                  14,226
       5/31/99      14,458                13,486                  14,144
       6/30/99      14,162                13,192                  13,940
       7/31/99      14,163                13,234                  13,991
       8/31/99      13,974                13,069                  13,879
       9/30/99      13,866                13,011                  13,885
      10/31/99      13,567                12,795                  13,734
      11/30/99      13,652                12,909                  13,880
      12/31/99      13,496                12,788                  13,777
       1/31/00      13,331                12,680                  13,717
       2/29/00      13,503                12,871                  13,876
       3/31/00      13,759                13,200                  14,179
       4/30/00      13,691                13,090                  14,095
       5/31/00      13,566                12,981                  14,022
       6/30/00      13,883                13,327                  14,394
       7/31/00      14,101                13,534                  14,594
       8/31/00      14,291                13,756                  14,819
       9/30/00      14,250                13,683                  14,742
      10/31/00      14,384                13,817                  14,903
      11/30/00      14,445                13,886                  15,015
      12/31/00      14,741                14,202                  15,386
       1/31/01      14,818                14,272                  15,539
       2/28/01      14,896                14,329                  15,588
       3/31/01      15,004                14,453                  15,728
       4/30/01      14,889                14,273                  15,557
       5/31/01      15,059                14,424                  15,725
    06/30/2001      15,183                14,563                  15,830
    07/31/2001      15,490                14,795                  16,065
    08/31/2001      15,828                15,056                  16,329
    09/30/2001      15,758                15,035                  16,275
    10/31/2001      15,870                15,203                  16,468
    11/30/2001      15,768                15,074                  16,330
    12/31/2001      15,634                14,936                  16,175
    01/31/2002      15,826                15,149                  16,456
    02/28/2002      15,969                15,334                  16,654
    03/31/2002      15,675                15,036                  16,328
    04/30/2002      15,960                15,223                  16,647
    05/31/2002      16,042                15,299                  16,748
    06/30/2002      16,219                15,460                  16,925
    07/31/2002      16,381                15,663                  17,143
    08/31/2002      16,544                15,896                  17,349
    09/30/2002      16,803                16,229                  17,729
    10/31/2002      16,469                15,893                  17,435
    11/30/2002      16,437                15,754                  17,363
    12/31/2002      16,795                16,092                  17,729
    01/31/2003      16,731                15,995                  17,684
    02/28/2003      16,976                16,246                  17,931
    03/31/2003      16,928                16,192                  17,942
    04/30/2003      17,093                16,298                  18,061
    05/31/2003      17,437                16,711                  18,484
    06/30/2003      17,285                16,537                  18,405
    07/31/2003      16,634                15,889                  17,761
    08/31/2003      16,732                16,025                  17,893
    09/30/2003      17,232                16,474                  18,419
    10/31/2003      17,180                16,401                  18,327
    11/30/2003      17,380                16,612                  18,518
    12/31/2003      17,496                16,732                  18,671
    01/31/2004      17,681                16,838                  18,778
    02/29/2004      18,017                17,156                  19,061
    03/31/2004      17,909                17,050                  18,994
    04/30/2004      17,405                16,561                  18,544
    05/31/2004      17,236                16,512                  18,477

================================================================================

     Nuveen Colorado Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                       Nuveen Colorado Municipal Bond Fund
                     Growth of an Assumed $10,000 Investment


                                      Nuveen Colorado
                  Nuveen              Municipal           Lehman Brothers
                  Colorado Municipal  Bond Fund           Municipal
                  Bond Fund (NAV)     (Offer Price)       Bond Index
                  ------------------  ---------------     ----------------
    5/31/94           10,000                9,580             10,000
    6/30/94            9,934                9,517              9,938
    7/31/94           10,152                9,725             10,121
    8/31/94           10,171                9,744             10,156
    9/30/94            9,988                9,568             10,007
   10/31/94            9,816                9,404              9,829
   11/30/94            9,599                9,196              9,651
   12/31/94            9,864                9,450              9,864
    1/31/95           10,152                9,726             10,145
    2/28/95           10,459               10,019             10,440
    3/31/95           10,499               10,058             10,560
    4/30/95           10,517               10,076             10,573
    5/31/95           10,954               10,494             10,910
    6/30/95           10,839               10,383             10,815
    7/31/95           10,903               10,445             10,917
    8/31/95           11,033               10,570             11,056
    9/30/95           11,085               10,620             11,126
   10/31/95           11,284               10,810             11,288
   11/30/95           11,527               11,043             11,475
   12/31/95           11,681               11,190             11,585
    1/31/96           11,744               11,251             11,673
    2/29/96           11,632               11,144             11,594
    3/31/96           11,408               10,929             11,446
    4/30/96           11,343               10,866             11,413
    5/31/96           11,406               10,927             11,409
    6/30/96           11,503               11,020             11,533
    7/31/96           11,602               11,115             11,638
    8/31/96           11,618               11,130             11,635
    9/30/96           11,823               11,326             11,797
   10/31/96           11,994               11,491             11,931
   11/30/96           12,247               11,733             12,149
   12/31/96           12,181               11,670             12,098
    1/31/97           12,198               11,686             12,121
    2/28/97           12,300               11,783             12,232
    3/31/97           12,195               11,683             12,069
    4/30/97           12,296               11,780             12,170
    5/31/97           12,460               11,936             12,353
    6/30/97           12,698               12,164             12,485
    7/31/97           13,232               12,677             12,831
    8/31/97           13,088               12,538             12,710
    9/30/97           13,216               12,661             12,861
   10/31/97           13,358               12,797             12,944
   11/30/97           13,399               12,836             13,020
   12/31/97           13,634               13,061             13,210
    1/31/98           13,789               13,210             13,346
    2/28/98           13,768               13,190             13,350
    3/31/98           13,785               13,206             13,362
    4/30/98           13,687               13,112             13,302
    5/31/98           13,935               13,350             13,512
    6/30/98           13,965               13,379             13,566
    7/31/98           14,020               13,431             13,600
    8/31/98           14,244               13,646             13,810
    9/30/98           14,417               13,811             13,982
   10/31/98           14,407               13,801             13,982
   11/30/98           14,450               13,843             14,031
   12/31/98           14,466               13,858             14,066
    1/31/99           14,613               13,999             14,233
    2/28/99           14,534               13,924             14,171
    3/31/99           14,523               13,913             14,191
    4/30/99           14,565               13,953             14,226
    5/31/99           14,458               13,851             14,144
    6/30/99           14,162               13,567             13,940
    7/31/99           14,163               13,569             13,991
    8/31/99           13,974               13,387             13,879
    9/30/99           13,866               13,284             13,885
   10/31/99           13,567               12,997             13,734
   11/30/99           13,652               13,079             13,880
   12/31/99           13,496               12,930             13,777
    1/31/00           13,331               12,772             13,717
    2/29/00           13,503               12,936             13,876
    3/31/00           13,759               13,181             14,179
    4/30/00           13,691               13,116             14,095
    5/31/00           13,566               12,996             14,022
    6/30/00           13,883               13,300             14,394
    7/31/00           14,101               13,509             14,594
    8/31/00           14,291               13,691             14,819
    9/30/00           14,250               13,652             14,742
   10/31/00           14,384               13,780             14,903
   11/30/00           14,445               13,839             15,015
   12/31/00           14,741               14,122             15,386
    1/31/01           14,818               14,195             15,539
    2/28/01           14,896               14,270             15,588
    3/31/01           15,004               14,374             15,728
    4/30/01           14,889               14,264             15,557
    5/31/01           15,059               14,426             15,725
 06/30/2001           15,183               14,546             15,830
 07/31/2001           15,490               14,839             16,065
 08/31/2001           15,828               15,164             16,329
 09/30/2001           15,758               15,096             16,275
 10/31/2001           15,870               15,203             16,468
 11/30/2001           15,768               15,105             16,330
 12/31/2001           15,634               14,978             16,175
 01/31/2002           15,826               15,161             16,456
 02/28/2002           15,969               15,298             16,654
 03/31/2002           15,675               15,017             16,328
 04/30/2002           15,960               15,290             16,647
 05/31/2002           16,042               15,368             16,748
 06/30/2002           16,219               15,538             16,925
 07/31/2002           16,381               15,693             17,143
 08/31/2002           16,544               15,849             17,349
 09/30/2002           16,803               16,097             17,729
 10/31/2002           16,469               15,777             17,435
 11/30/2002           16,437               15,747             17,363
 12/31/2002           16,795               16,089             17,729
 01/31/2003           16,731               16,028             17,684
 02/28/2003           16,976               16,263             17,931
 03/31/2003           16,928               16,217             17,942
 04/30/2003           17,093               16,375             18,061
 05/31/2003           17,437               16,705             18,484
 06/30/2003           17,285               16,560             18,405
 07/31/2003           16,634               15,936             17,761
 08/31/2003           16,732               16,029             17,893
 09/30/2003           17,232               16,509             18,419
 10/31/2003           17,180               16,458             18,327
 11/30/2003           17,380               16,650             18,518
 12/31/2003           17,496               16,761             18,671
 01/31/2004           17,681               16,938             18,778
 02/29/2004           18,017               17,260             19,061
 03/31/2004           17,909               17,157             18,994
 04/30/2004           17,405               16,674             18,544
 05/31/2004           17,377               16,648             18,477


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

     Nuveen New Mexico Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                       Nuveen New Mexico Municipal Bond Fund
                     Growth of an Assumed $10,000 Investment


                                      Nuveen
                  Nuveen New          New Mexico          Lehman Brothers
                  Mexico Municipal    Municipal Bond      Municipal
                  Bond Fund (NAV)     Fund (Offer Price)  Bond Index
                  ----------------    --------------      ----------------
    5/31/94            10,000               9,580              10,000
    6/30/94             9,890               9,475               9,938
    7/31/94            10,144               9,718              10,121
    8/31/94            10,138               9,712              10,156
    9/30/94             9,932               9,515              10,007
   10/31/94             9,695               9,288               9,829
   11/30/94             9,476               9,078               9,651
   12/31/94             9,788               9,377               9,864
    1/31/95            10,124               9,699              10,145
    2/28/95            10,479              10,038              10,440
    3/31/95            10,537              10,095              10,560
    4/30/95            10,530              10,088              10,573
    5/31/95            10,926              10,467              10,910
    6/30/95            10,732              10,282              10,815
    7/31/95            10,825              10,370              10,917
    8/31/95            10,950              10,490              11,056
    9/30/95            11,009              10,547              11,126
   10/31/95            11,203              10,733              11,288
   11/30/95            11,407              10,928              11,475
   12/31/95            11,534              11,049              11,585
    1/31/96            11,604              11,117              11,673
    2/29/96            11,525              11,041              11,594
    3/31/96            11,302              10,827              11,446
    4/30/96            11,224              10,752              11,413
    5/31/96            11,273              10,800              11,409
    6/30/96            11,400              10,922              11,533
    7/31/96            11,519              11,035              11,638
    8/31/96            11,499              11,016              11,635
    9/30/96            11,698              11,207              11,797
   10/31/96            11,830              11,334              11,931
   11/30/96            12,067              11,560              12,149
   12/31/96            12,000              11,496              12,098
    1/31/97            11,991              11,487              12,121
    2/28/97            12,136              11,626              12,232
    3/31/97            11,960              11,458              12,069
    4/30/97            12,070              11,563              12,170
    5/31/97            12,277              11,761              12,353
    6/30/97            12,387              11,867              12,485
    7/31/97            12,815              12,276              12,831
    8/31/97            12,634              12,103              12,710
    9/30/97            12,796              12,258              12,861
   10/31/97            12,897              12,355              12,944
   11/30/97            12,986              12,440              13,020
   12/31/97            13,223              12,668              13,210
    1/31/98            13,362              12,801              13,346
    2/28/98            13,339              12,779              13,350
    3/31/98            13,367              12,806              13,362
    4/30/98            13,294              12,736              13,302
    5/31/98            13,524              12,956              13,512
    6/30/98            13,564              12,995              13,566
    7/31/98            13,592              13,021              13,600
    8/31/98            13,785              13,206              13,810
    9/30/98            13,965              13,379              13,982
   10/31/98            13,927              13,342              13,982
   11/30/98            13,993              13,405              14,031
   12/31/98            14,007              13,419              14,066
    1/31/99            14,136              13,542              14,233
    2/28/99            14,057              13,466              14,171
    3/31/99            14,069              13,478              14,191
    4/30/99            14,134              13,540              14,226
    5/31/99            14,028              13,439              14,144
    6/30/99            13,802              13,222              13,940
    7/31/99            13,828              13,248              13,991
    8/31/99            13,602              13,030              13,879
    9/30/99            13,535              12,966              13,885
   10/31/99            13,320              12,760              13,734
   11/30/99            13,416              12,852              13,880
   12/31/99            13,314              12,754              13,777
    1/31/00            13,178              12,624              13,717
    2/29/00            13,343              12,783              13,876
    3/31/00            13,632              13,060              14,179
    4/30/00            13,578              13,008              14,095
    5/31/00            13,454              12,889              14,022
    6/30/00            13,761              13,183              14,394
    7/31/00            13,971              13,384              14,594
    8/31/00            14,182              13,587              14,819
    9/30/00            14,126              13,533              14,742
   10/31/00            14,240              13,642              14,903
   11/30/00            14,298              13,698              15,015
   12/31/00            14,641              14,026              15,386
    1/31/01            14,742              14,123              15,539
    2/28/01            14,800              14,179              15,588
    3/31/01            14,917              14,290              15,728
    4/30/01            14,787              14,166              15,557
    5/31/01            14,948              14,320              15,725
 06/30/2001            15,065              14,433              15,830
 07/31/2001            15,286              14,644              16,065
 08/31/2001            15,523              14,871              16,329
 09/30/2001            15,420              14,772              16,275
 10/31/2001            15,584              14,929              16,468
 11/30/2001            15,450              14,801              16,330
 12/31/2001            15,316              14,673              16,175
 01/31/2002            15,482              14,832              16,456
 02/28/2002            15,679              15,020              16,654
 03/31/2002            15,422              14,775              16,328
 04/30/2002            15,666              15,008              16,647
 05/31/2002            15,728              15,067              16,748
 06/30/2002            15,867              15,200              16,925
 07/31/2002            16,052              15,378              17,143
 08/31/2002            16,207              15,526              17,349
 09/30/2002            16,549              15,854              17,729
 10/31/2002            16,145              15,467              17,435
 11/30/2002            16,129              15,451              17,363
 12/31/2002            16,473              15,781              17,729
 01/31/2003            16,331              15,645              17,684
 02/28/2003            16,567              15,871              17,931
 03/31/2003            16,566              15,870              17,942
 04/30/2003            16,740              16,037              18,061
 05/31/2003            17,088              16,370              18,484
 06/30/2003            16,989              16,275              18,405
 07/31/2003            16,326              15,640              17,761
 08/31/2003            16,436              15,745              17,893
 09/30/2003            16,870              16,161              18,419
 10/31/2003            16,834              16,127              18,327
 11/30/2003            17,027              16,312              18,518
 12/31/2003            17,122              16,403              18,671
 01/31/2004            17,234              16,510              18,778
 02/29/2004            17,511              16,776              19,061
 03/31/2004            17,409              16,678              18,994
 04/30/2004            16,923              16,212              18,544
 05/31/2004            16,870              16,161              18,477


The graph does not reflect the deduction of taxes, such as state and local taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

  Fund Spotlight as of 5/31/04                Nuveen Arizona Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.73   $10.72   $10.71   $10.72
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0385  $0.0315  $0.0335  $0.0400
         --------------------------------------------------------------
         Inception Date             10/29/86  2/03/97  2/07/94  2/03/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -1.19% -5.36%
                  -------------------------------------------
                  5-Year                         4.13%  3.25%
                  -------------------------------------------
                  10-Year                        5.59%  5.14%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.85% -5.64%
                  -------------------------------------------
                  5-Year                         3.36%  3.19%
                  -------------------------------------------
                  10-Year                        5.01%  5.01%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.73%
                  -------------------------------------------
                  5-Year                         3.56%
                  -------------------------------------------
                  10-Year                        5.01%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.93%
                  -------------------------------------------
                  5-Year                         4.34%
                  -------------------------------------------
                  10-Year                        5.75%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.30%  4.12%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.77%  3.61%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.50%  5.27%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.52%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.19%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.66%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.75%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.39%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.95%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.47%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.13%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.03%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.30%       -3.90%
                            ------------------------------------------
                            5-Year            4.69%        3.79%
                            ------------------------------------------
                            10-Year           5.71%        5.26%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.46%       -4.30%
                            ------------------------------------------
                            5-Year            3.89%        3.73%
                            ------------------------------------------
                            10-Year           5.13%        5.13%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.24%
                            ------------------------------------------
                            5-Year            4.09%
                            ------------------------------------------
                            10-Year           5.12%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            0.57%
                            ------------------------------------------
                            5-Year            4.89%
                            ------------------------------------------
                            10-Year           5.87%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   57%
AA                    15%
A                      8%
BBB                   14%
NR                     2%
BB or Lower            4%

                   Top Five Sectors/4/
                   U.S. Guaranteed                        20%
                   ------------------------------------------
                   Housing/Multifamily                    15%
                   ------------------------------------------
                   Tax Obligation/Limited                 14%
                   ------------------------------------------
                   Healthcare                             13%
                   ------------------------------------------
                   Tax Obligation/General                 10%
                   ------------------------------------------
                   Portfolio Statistics
                   Net Assets ($000)                  $99,197
                   ------------------------------------------
                   Average Effective Maturity (Years)   15.60
                   ------------------------------------------
                   Average Duration                      6.77
                   ------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report l Page 8

--------------------------------------------------------------------------------
  Fund Spotlight as of 5/31/04               Nuveen Colorado Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.03   $10.04   $10.02   $10.03
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0340  $0.0280  $0.0295  $0.0360
         --------------------------------------------------------------
         Inception Date              5/04/87  2/25/97  2/05/97  2/25/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.34% -4.52%
                  -------------------------------------------
                  5-Year                         3.75%  2.86%
                  -------------------------------------------
                  10-Year                        5.68%  5.23%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -1.04% -4.85%
                  -------------------------------------------
                  5-Year                         2.98%  2.81%
                  -------------------------------------------
                  10-Year                        5.13%  5.13%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.87%
                  -------------------------------------------
                  5-Year                         3.19%
                  -------------------------------------------
                  10-Year                        5.16%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.11%
                  -------------------------------------------
                  5-Year                         3.95%
                  -------------------------------------------
                  10-Year                        5.85%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.06%  3.89%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.09%  3.92%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.97%  5.72%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.34%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.53%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.15%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.53%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.73%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.45%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.30%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.48%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.54%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.48%       -2.83%
                            ------------------------------------------
                            5-Year            4.37%        3.47%
                            ------------------------------------------
                            10-Year           5.85%        5.39%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.66%       -3.22%
                            ------------------------------------------
                            5-Year            3.60%        3.43%
                            ------------------------------------------
                            10-Year           5.29%        5.29%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.84%
                            ------------------------------------------
                            5-Year            3.79%
                            ------------------------------------------
                            10-Year           5.32%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.62%
                            ------------------------------------------
                            5-Year            4.57%
                            ------------------------------------------
                            10-Year           6.01%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   63%
AA                    14%
A                      6%
BBB                   10%
NR                     7%

                   Top Five Sectors/4/
                   Tax Obligation/General                 24%
                   ------------------------------------------
                   Tax Obligation/Limited                 17%
                   ------------------------------------------
                   U.S. Guaranteed                        14%
                   ------------------------------------------
                   Healthcare                             12%
                   ------------------------------------------
                   Housing/Multifamily                     9%
                   ------------------------------------------
                   Portfolio Statistics
                   Net Assets ($000)                  $42,405
                   ------------------------------------------
                   Average Effective Maturity (Years)   18.11
                   ------------------------------------------
                   Average Duration                      7.24
                   ------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                             Annual Report  Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 5/31/04             Nuveen New Mexico Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.07   $10.07   $10.07   $10.11
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0380  $0.0315  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date              9/16/92  2/18/97  2/24/97  2/24/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -1.28% -5.45%
                  -------------------------------------------
                  5-Year                         3.76%  2.88%
                  -------------------------------------------
                  10-Year                        5.37%  4.92%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -2.02% -5.80%
                  -------------------------------------------
                  5-Year                         2.99%  2.82%
                  -------------------------------------------
                  10-Year                        4.80%  4.80%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.94%
                  -------------------------------------------
                  5-Year                         3.17%
                  -------------------------------------------
                  10-Year                        4.85%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                        -1.10%
                  -------------------------------------------
                  5-Year                         3.98%
                  -------------------------------------------
                  10-Year                        5.55%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.52%  4.33%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.11%  3.94%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.15%  5.88%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.75%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.55%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.30%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.93%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.75%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.60%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.68%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.50%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.72%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year           -0.13%       -4.30%
                            ------------------------------------------
                            5-Year            4.22%        3.33%
                            ------------------------------------------
                            10-Year           5.55%        5.09%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year           -0.88%       -4.70%
                            ------------------------------------------
                            5-Year            3.43%        3.26%
                            ------------------------------------------
                            10-Year           4.97%        4.97%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year           -0.71%
                            ------------------------------------------
                            5-Year            3.63%
                            ------------------------------------------
                            10-Year           5.02%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year           -0.05%
                            ------------------------------------------
                            5-Year            4.39%
                            ------------------------------------------
                            10-Year           5.72%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   52%
AA                    21%
A                     14%
BBB                    9%
NR                     3%
BB or Lower            1%

                   Top Five Sectors/4/
                   Tax Obligation/Limited                 34%
                   ------------------------------------------
                   Education and Civic Organizations      18%
                   ------------------------------------------
                   Housing/Single Family                  12%
                   ------------------------------------------
                   Utilities                              10%
                   ------------------------------------------
                   Healthcare                             10%
                   ------------------------------------------
                   Portfolio Statistics
                   Net Assets ($000)                  $53,005
                   ------------------------------------------
                   Average Effective Maturity (Years)   19.51
                   ------------------------------------------
                   Average Duration                      7.20
                   ------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 10

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 1.0%

    $  1,000 Mesa Industrial Development Authority, Arizona, Industrial      No Opt. Call       N/R $ 1,013,480
              Revenue Bonds, TRW Vehicle Safety System, Inc., Series
              1992, 7.250%, 10/15/04 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.1%

         250 Casa Grande Industrial Development Authority, Arizona,        6/04 at 102.00       Aa3     258,220
              Pollution Control Revenue Bonds, Frito-Lay, Inc./PepsiCo.,
              Series 1984, 6.650%, 12/01/14

         945 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB     808,693
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 6.9%

         100 Arizona Educational Loan Marketing Corporation, Educational   9/04 at 100.00       Aaa     100,363
              Loan Revenue Bonds, Series 1992, 6.375%, 9/01/05
              (Alternative Minimum Tax)

       1,500 Arizona Student Loan Acquisition Authority, Student Loan     11/04 at 102.00       Aa1   1,535,655
              Revenue Bonds, Subordinated Fixed Rate Bonds, Series
              1994B, 6.600%, 5/01/10 (Alternative Minimum Tax)

         500 Arizona Student Loan Acquisition Authority, Student Loan     11/09 at 102.00       Aaa     521,310
              Revenue Refunding Bonds, Senior Series 1999A-1, 5.900%,
              5/01/24 (Alternative Minimum Tax)

       1,000 Glendale Industrial Development Authority, Arizona, Revenue   5/08 at 101.00        A-   1,006,560
              Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28

         115 Glendale Industrial Development Authority, Arizona, Revenue   5/06 at 102.00       AAA     124,816
              Bonds, Midwestern University, Series 1996A, 6.000%,
              5/15/16 - CONNIE LEE/AMBAC Insured

       1,730 Glendale Industrial Development Authority, Arizona, Revenue   5/11 at 101.00        A-   1,813,767
              Bonds, Midwestern University, Series 2001A, 5.750%, 5/15/21

       1,400 Southern Arizona Capital Facilities Financing Corporation,    9/12 at 100.00       AAA   1,406,944
              Student Housing Revenue Bonds, La Aldea Project at the
              University of Arizona, Series 2002, 5.000%, 9/01/23 - MBIA
              Insured

         335 Yavapai County Community College District, Arizona, Revenue   7/04 at 100.50      BBB+     337,117
              Bonds, Series 1993, 6.000%, 7/01/12
---------------------------------------------------------------------------------------------------------------
             Healthcare - 13.4%

       2,750 Arizona Health Facilities Authority, Hospital System         11/09 at 100.00       Ba2   2,600,483
              Revenue Bonds, Phoenix Children's Hospital, Series 1999A,
              6.125%, 11/15/22

       1,550 Arizona Health Facilities Authority, Hospital System         12/10 at 102.00       BBB   1,673,768
              Revenue Bonds, John C. Lincoln Health Network, Series
              2000, 6.875%, 12/01/20

         200 Arizona Health Facilities Authority, Hospital Revenue         7/10 at 101.00      BBB+     217,642
              Bonds, Catholic Healthcare West, Series 1999A, 6.625%,
              7/01/20

         830 Maricopa County, Arizona, Hospital Revenue Refunding Bonds,   4/07 at 102.00      Baa1     861,523
              Sun Health Corporation, Series 1997, 6.125%, 4/01/18

       2,000 Maricopa County Industrial Development Authority, Arizona,    7/08 at 101.00      BBB+   1,977,580
              Health Facility Revenue Bonds, Catholic Healthcare West,
              Series 1998A, 5.000%, 7/01/16

       1,500 Mesa Industrial Development Authority, Arizona, Revenue       1/10 at 101.00       AAA   1,585,620
              Bonds, Discovery Health System, Series 1999A, 5.750%,
              1/01/25 - MBIA Insured

             Phoenix Industrial Development Authority, Arizona, Hospital
             Revenue Bonds, John C. Lincoln Health Network, Series 1994:
         500  6.000%, 12/01/10                                             6/04 at 102.00       BBB     510,180
         500  6.000%, 12/01/14                                             6/04 at 102.00       BBB     505,970

       2,500 Scottsdale Industrial Development Authority, Arizona,        12/11 at 101.00        A3   2,513,150
              Hospital Revenue Bonds, Scottsdale Healthcare, Series
              2001, 5.800%, 12/01/31

       1,055 Industrial Development Authority, Winslow, Arizona,           6/08 at 101.00       N/R     811,390
              Hospital Revenue Bonds, Winslow Memorial Hospital Project,
              Series 1998, 5.500%, 6/01/22
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 15.0%

       3,615 Maricopa County Industrial Development Authority, Arizona,   10/10 at 105.00       Aaa   3,706,857
              GNMA Collateralized Multifamily Housing Revenue Bonds,
              Villas at Augusta Project, Series 2000, 6.500%, 10/20/33

       2,470 Maricopa County Industrial Development Authority, Arizona,   10/11 at 103.00       Aaa   2,613,655
              Multifamily Housing Revenue Bonds, Syl- Mar Apartments
              Project, Series 2001, 6.100%, 4/20/36 (Alternative Minimum
              Tax)

----
11

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $    205 Phoenix Housing Finance Corporation, Arizona, FHA-Insured     7/04 at 100.00       AAA $  205,199
              Section 8 Mortgage Revenue Refunding Bonds, Series 1992A,
              6.500%, 7/01/24 - MBIA Insured

       2,090 Phoenix Industrial Development Authority, Arizona, GNMA       6/11 at 102.00       Aaa  2,157,653
              Collateralized Multifamily Housing Revenue Bonds,
              Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31
              (Alternative Minimum Tax)

       2,080 Phoenix Industrial Development Authority, Arizona,              No Opt. Call       N/R    624,000
              Subordinate Lien Multifamily Housing Revenue Bonds,
              Arborwood Apartments, Series 2003B, 0.000%, 6/01/43#

       1,300 Phoenix Industrial Development Authority, Arizona, GNMA       9/10 at 103.00       Aaa  1,383,551
              Collateralized Mortgage Loan, Multifamily Housing Revenue
              Bonds, Camelback Crossings Apartments Project, Series
              2000, 6.350%, 9/20/35

       4,000 Tucson Industrial Development Authority, Arizona, Senior      7/10 at 101.00        AA  4,170,200
              Living Facilities Revenue Bonds, Christian Care Project,
              Series 2000A, 5.625%, 7/01/20 - RAAI Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.8%

         700 Maricopa County Industrial Development Authority, Arizona,    6/08 at 108.00       Aaa    727,538
              Single Family Mortgage Revenue Refunding Bonds,
              Mortgage-Backed Securities Program, Series 1998B, 6.200%,
              12/01/30 (Alternative Minimum Tax)

          50 Phoenix Industrial Development Authority, Arizona,            6/05 at 102.00       AAA     52,002
              Statewide Single Family Mortgage Revenue Bonds, Series
              1995, 6.150%, 12/01/08 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Industrials - 2.5%

       2,500 Yavapai County Industrial Development Authority, Arizona,       No Opt. Call       BBB  2,528,325
              Solid Waste Disposal Revenue Bonds, Waste Management, Inc.
              Project, Series 2003B, 4.450%, 3/01/28 (Alternative
              Minimum Tax) (Mandatory put 3/01/08)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.5%

       1,425 Cochise County Industrial Development Authority, Arizona,    12/04 at 102.00       AAA  1,487,786
              GNMA Collateralized Mortgage Revenue Refunding Bonds,
              Sierra Vista Care Center, Series 1994A, 6.750%, 11/20/19
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.0%

             Cochise County Unified School District 68, Sierra Vista,
             Arizona, General Obligation Refunding Bonds, Series 1992:
         250  7.500%, 7/01/09 - FGIC Insured                                 No Opt. Call       AAA    298,702
         300  7.500%, 7/01/10 - FGIC Insured                                 No Opt. Call       AAA    365,124

       1,500 Maricopa County School District 6, Arizona, General             No Opt. Call       AAA  1,659,855
              Obligation Refunding Bonds, Washington Elementary School,
              Series 2002A, 5.375%, 7/01/15 - FSA Insured

         675 Maricopa County School District 11, Peoria Unified,             No Opt. Call       AAA    644,004
              Arizona, General Obligation Refunding Bonds, Second Series
              1992, 0.000%, 7/01/06 - MBIA Insured

             Maricopa County School District 40, Glendale, Arizona,
             General Obligation Refunding and Improvement Bonds, Series
             1995:
         500  6.200%, 7/01/09 - FSA Insured                                7/05 at 101.00       AAA    528,345
         750  6.250%, 7/01/10 - FSA Insured                                7/05 at 101.00       AAA    792,923

         500 Maricopa County Unified School District 41, Gilbert,          7/08 at 100.00       AAA    556,410
              Arizona, School Improvement Bonds, Series 1995D, 6.250%,
              7/01/15 - FSA Insured

         310 Maricopa County Unified School District 80, Chandler,           No Opt. Call       AAA    359,529
              Arizona, School Improvement and Refunding Bonds, Series
              1994, 6.250%, 7/01/11 - FGIC Insured

       1,275 Maricopa County Unified School District 98, Fountain Hills,     No Opt. Call       AAA  1,216,452
              Arizona, General Obligation Bonds, Series 1992, 0.000%,
              7/01/06 - FGIC Insured

       1,000 Pima County Unified School District 1, Tucson, Arizona,         No Opt. Call       AAA  1,217,080
              School Improvement Bonds, Series 1992D, 7.500%, 7/01/10 -
              FGIC Insured

       2,000 Tucson, Arizona, General Obligation Bonds, Series 2001B,      7/11 at 100.00        AA  2,276,200
              5.750%, 7/01/16
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 14.3%

       2,000 Arizona State Transportation Board, Highway Revenue Bonds,    7/11 at 100.00       AAA  2,097,920
              Series 2001, 5.250%, 7/01/20

       1,155 Arizona State Transportation Board, Highway Revenue Bonds,    7/13 at 100.00       AAA  1,176,495
              Series 2003A, 5.000%, 7/01/22

----
12

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,000 Arizona Tourism and Sports Authority, Tax Revenue Bonds,     7/13 at 100.00       Aaa $ 1,046,040
              Multipurpose Stadium Facility Project, Series 2003A,
              5.375%, 7/01/23 - MBIA Insured

         905 Bullhead City, Arizona, Special Assessment Bonds, East       7/04 at 102.00      Baa2     924,385
              Branch Sewer Improvement District, Series 1993, 6.100%,
              1/01/13

          80 Eloy Municipal Property Corporation, Arizona, Municipal      7/04 at 100.00       BBB      80,186
              Facilities Revenue Bonds, Series 1992, 7.000%, 7/01/11

         385 Flagstaff, Arizona, Junior Lien Street and Highway User        No Opt. Call       AAA     436,775
              Revenue Bonds, Series 1992, 5.900%, 7/01/10 - FGIC Insured

       1,295 Maricopa County Industrial Development Authority, Education  7/10 at 102.00      Baa3   1,311,045
              Revenue Bonds, Arizona Charter Schools Project I, Series
              2000A, 6.625%, 7/01/20

       1,500 Maricopa County Industrial Development Authority, Arizona,   6/07 at 102.00         A   1,544,655
              Education Revenue Bonds, Horizon Community Learning Center
              Project, Series 2000, 6.350%, 6/01/26 - ACA Insured

       1,115 Maricopa County Stadium District, Arizona, Revenue           6/12 at 100.00       Aaa   1,200,487
              Refunding Bonds, Series 2002, 5.375%, 6/01/17 - AMBAC
              Insured

             Peoria Improvement District, Arizona, Special Assessment
             District 8801 Bonds, North Valley Power Center, Series 1992:
         425  7.300%, 1/01/12                                             7/04 at 101.00      BBB+     431,290
         460  7.300%, 1/01/13                                             7/04 at 101.00      BBB+     466,872

          35 Phoenix, Arizona, Junior Lien Street and Highway User        7/04 at 100.00        A+      35,142
              Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/11

         810 Scottsdale Preserve Authority, Arizona, Excise Tax Revenue     No Opt. Call       AAA     859,459
              Bonds, Series 2004, 5.000%, 7/01/16 - FGIC Insured

       2,550 Tempe, Arizona, Excise Tax Revenue Refunding Bonds, Series   7/13 at 100.00       AA+   2,610,690
              2003, 5.000%, 7/01/20
--------------------------------------------------------------------------------------------------------------
             Telecommunication Services - 0.9%

       1,000 Industrial Development Authority, Yavapai County, Arizona,   6/07 at 101.00       BBB     926,110
              Revenue Bonds, Citizens Utilities Company Project, Series
              1998, 5.450%, 6/01/33 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Transportation - 0.5%

         500 Phoenix, Arizona, Airport Revenue Bonds, Series 1994D,       7/04 at 102.00       AAA     511,910
              6.400%, 7/01/12 (Alternative Minimum Tax) - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 20.1%

         235 Arizona Health Facilities Authority, Hospital System         9/04 at 100.00       AAA     248,484
              Revenue Refunding Bonds, Phoenix Baptist Hospital and
              Medical Center, Inc. and Medical Environments, Inc.,
              Series 1992, 6.250%, 9/01/11 - MBIA Insured

         200 Arizona Municipal Finance Program, Certificates of             No Opt. Call       AAA     237,268
              Participation, City of Goodyear Loan, Series 20, 7.700%,
              8/01/10 - MBIA Insured

       1,000 Maricopa County Hospital District 1, Arizona, General        6/06 at 101.00     A3***   1,093,140
              Obligation Bonds, Series 1996, 6.500%, 6/01/17
              (Pre-refunded to 6/01/06)

         225 Maricopa County, Arizona, Hospital Revenue Bonds, St.          No Opt. Call       AAA     261,513
              Luke's Hospital Medical Center, Series 1980, 8.750%,
              2/01/10

       2,775 Maricopa County Industrial Development Authority, Arizona,     No Opt. Call       AAA   3,411,752
              Hospital Revenue Refunding Bonds, Samaritan Health
              Services, Series 1990A, 7.000%, 12/01/16 - MBIA Insured

      12,050 Maricopa County Industrial Development Authority, Arizona,     No Opt. Call       AAA   6,910,193
              Single Family Mortgage Revenue Bonds, Series 1984, 0.000%,
              2/01/16

             Phoenix Civic Improvement Corporation, Arizona, Junior Lien
             Wastewater System Revenue Bonds, Series 2000:
       1,290  6.125%, 7/01/14 (Pre-refunded to 7/01/10) - FGIC Insured    7/10 at 101.00       AAA   1,494,336
       1,000  6.250%, 7/01/17 (Pre-refunded to 7/01/10) - FGIC Insured    7/10 at 101.00       AAA   1,165,230

       8,065 Tucson and Pima County Industrial Development Authority,       No Opt. Call       AAA   5,021,511
              Arizona, Single Family Mortgage Revenue Bonds, Series
              1983A, 0.000%, 12/01/14

----
13

Portfolio of Investments
NUVEEN ARIZONA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Utilities - 4.4%

    $  1,000 Arizona Power Authority, Special Obligation Power Resource      No Opt. Call        AA $ 1,086,850
              Revenue Refunding Crossover Bonds, Hoover Project, Series
              2001, 5.250%, 10/01/15

           5 Central Arizona Water Conservation District, Contract        11/04 at 100.00       AA-       5,020
              Revenue Bonds, Central Arizona Project, Series 1991B,
              6.500%, 11/01/11

       1,000 Coconino County, Arizona, Pollution Control Revenue Bonds,   10/06 at 102.00        B-     940,610
              Nevada Power Company Project, Series 1996, 6.375%,
              10/01/36 (Alternative Minimum Tax)

       1,000 Mesa, Arizona, Utility System Revenue Bonds, Series 2002,     7/11 at 100.00       AAA   1,023,440
              5.000%, 7/01/20 - FGIC Insured

         135 Pima County Industrial Development Authority, Arizona,        7/04 at 102.00       AAA     142,020
              Lease Obligation Revenue Refunding Bonds, Tucson Electric
              Power Company Irvington Project, Series 1988A, 7.250%,
              7/15/10 - FSA Insured

         500 Salt River Project Agricultural Improvement and Power           No Opt. Call        AA     560,845
              District, Arizona, Electric System Revenue Refunding
              Bonds, Series 1993A, 5.750%, 1/01/10

         590 Salt River Project Agricultural Improvement and Power         1/13 at 100.00        AA     599,239
              District, Arizona, Electric System Revenue Bonds, Series
              2002B, 5.000%, 1/01/22
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.7%

       1,035 Arizona Water Infrastructure Finance Authority, Water        10/14 at 100.00       AAA   1,055,462
              Quality Revenue Bonds, Series 2004A, 5.000%, 10/01/22

             Cottonwood, Arizona, Sewer Revenue Refunding Bonds, Series
             1992:
         100  7.000%, 7/01/06                                              7/04 at 100.00      BBB-     100,431
         100  7.000%, 7/01/07                                              7/04 at 100.00      BBB-     100,434

         660 Oro Valley Municipal Property Corporation, Arizona, Senior    7/13 at 100.00       AAA     666,937
              Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
              MBIA Insured

       2,600 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/12 at 100.00       AAA   2,600,728
              Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 -
              FGIC Insured

       1,415 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/14 at 100.00        AA   1,353,278
              Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22

         800 Sedona, Arizona, Sewerage Revenue Refunding Bonds, Series     7/04 at 101.00         A     811,734
              1992, 7.000%, 7/01/12 (Pre-refunded to 7/01/04)
---------------------------------------------------------------------------------------------------------------
    $104,750 Total Long-Term Investments (cost $94,143,194) - 99.1%                                  98,305,537
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.9%                                                       891,557
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $99,197,094
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                                See accompanying notes to financial statements.

----
14

Portfolio of Investments
NUVEEN COLORADO MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 5.3%

     $ 1,245 Adams State College, Alamosa, Colorado, Auxiliary             5/14 at 100.00       AAA $1,277,519
              Facilities Revenue Bonds, Series 2004A, 5.250%, 5/15/24 -
              MBIA Insured

         430 Boulder County, Colorado, Development Revenue Bonds,          9/13 at 100.00       AAA    432,662
              University Corporation for Atmospheric Research, Series
              2003, 5.000%, 9/01/23 - AMBAC Insured

         500 Colorado Educational and Cultural Facilities Authority,      12/10 at 100.00        AA    544,370
              School Revenue Bonds, Ave Maria School Project, Series
              2000, 6.125%, 12/01/25 - RAAI Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 12.2%

         500 Aspen Valley Hospital District, Pitkin County, Colorado,      4/10 at 100.00       N/R    524,950
              Revenue Bonds, Series 2000, 6.800%, 10/15/24

         500 Colorado Health Facilities Authority, Revenue Bonds,          9/09 at 101.00       N/R    498,505
              Steamboat Springs Healthcare Association Project, Series
              1999, 5.700%, 9/15/23

         500 Colorado Health Facilities Authority, Revenue Bonds,         11/11 at 101.00         A    542,695
              PorterCare Adventist Health System, Series 2001, 6.500%,
              11/15/23

         500 Colorado Health Facilities Authority, Revenue Bonds, Vail     1/12 at 100.00       BBB    503,910
              Valley Medical Center Project, Series 2001, 5.800%, 1/15/27

       1,750 Colorado Springs, Colorado, Hospital Revenue Bonds,          12/10 at 101.00        A-  1,852,900
              Memorial Hospital of Colorado Springs, Series 2000,
              6.375%, 12/15/30

         750 Denver Health and Hospitals Authority, Colorado, Revenue     12/14 at 100.00       BBB    750,855
              Bonds, Series 2004A, 6.250%, 12/01/33 (WI, settling
              6/16/04)

         500 Montrose, Colorado, Enterprise Revenue Bonds, Montrose       12/13 at 102.00      BBB-    516,050
              Memorial Hospital, Series 2003, 6.375%, 12/01/23
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.2%

       1,265 Boulder County, Colorado, Multifamily Housing Revenue         6/09 at 100.00       N/R  1,102,776
              Refunding and Improvement Bonds, Thistle Community Housing
              Project, Series 1999, 6.375%, 6/01/29

         455 Colorado Housing and Finance Authority, Multifamily Housing   4/05 at 102.00       AA+    467,676
              Insured Mortgage Revenue Bonds, Series 1995A, 6.650%,
              10/01/28 (Alternative Minimum Tax)

       1,300 Englewood, Colorado, Multifamily Housing Revenue Refunding   12/06 at 102.00      BBB+  1,303,991
              Bonds, Marks Apartments Project, Series 1996, 6.650%,
              12/01/26

       1,000 Lakewood, Colorado, FHA-Insured Multifamily Housing          10/05 at 102.00       AAA  1,033,070
              Mortgage Revenue Bonds, Heights by Marston Lake Project,
              Series 1995, 6.650%, 10/01/25 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.2%

         305 Colorado Housing and Finance Authority, Single Family        10/09 at 105.00       Aa2    315,584
              Program Senior Bonds, Series 1999C-3, 6.750%, 10/01/21

         335 Colorado Housing and Finance Authority, Single Family        10/09 at 105.00       Aa2    340,765
              Program Senior Bonds, Series 2000A-2, 7.450%, 10/01/16
              (Alternative Minimum Tax)

         225 Colorado Housing and Finance Authority, Single Family         4/10 at 105.00        AA    230,463
              Program Senior Bonds, Series 2000C-3, 7.150%, 10/01/30

          35 Pueblo County, Colorado, Single Family Mortgage Revenue      11/04 at 102.00       AAA     35,123
              Refunding Bonds, GNMA/FNMA Mortgage- Backed Securities
              Program, Series 1994A, 7.050%, 11/01/27
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.6%

         500 Colorado Health Facilities Authority, First Mortgage          1/07 at 101.00       N/R    502,610
              Revenue Refunding Bonds, Christian Living Campus, Johnson
              Center Nursing Facility Project, Series 1997A, 7.050%,
              1/01/19

       1,000 Colorado Health Facilities Authority, Revenue Bonds,         12/12 at 100.00        AA  1,016,630
              Covenant Retirement Communities, Inc., Series 2002A,
              5.500%, 12/01/33 - RAAI Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 24.3%

       2,000 Arapahoe County School District 6, Littleton, Colorado,      12/12 at 100.00       AAA  2,084,240
              General Obligation Bonds, Series 2002, 5.250%, 12/01/21
              (DD, settling 1/07/03) - FGIC Insured

         500 Bowles Metropolitan District, Colorado, General Obligation   12/13 at 100.00       AAA    523,240
              Bonds, Series 2003, 5.500%, 12/01/28 - FSA Insured

----
15

Portfolio of Investments
NUVEEN COLORADO MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

     $ 1,500 Eagle Bend Metropolitain District 2, Colorado, General       12/13 at 100.00        AA $1,423,590
              Obligation Bonds, Series 2003, 5.000%, 12/01/33 - RAAI
              Insured

         750 El Paso County School District 2, Harrison, Colorado,        12/11 at 100.00       Aaa    775,095
              General Obligation Bonds, Series 2001, 5.125%, 12/01/21 -
              FGIC Insured

       1,085 El Paso County School District 20, Academy, Colorado,        12/13 at 100.00       Aaa  1,154,136
              General Obligation Bonds, Series 2003, 5.500%, 12/15/23 -
              FGIC Insured

         500 El Paso County School District 38, Lewis Palmer, Colorado,      No Opt. Call       Aa3    572,125
              General Obligation Refunding Bonds, Series 2001, 6.000%,
              12/01/21

       1,000 El Paso County School District 49, Faclon, Colorado,         12/11 at 100.00       AAA  1,083,640
              General Obligation Bonds, Series 2001, 5.500%, 12/01/17 -
              FGIC Insured

       1,000 Fremont County School District RE-1, Cannon City, Colorado,  12/13 at 100.00       Aaa  1,006,390
              General Obligation Bonds, Series 2003, 5.000%, 12/01/24 -
              MBIA Insured

       1,625 Freemont, Custer and El Paso Counties School District RE-2,  12/13 at 100.00       Aaa  1,643,996
              Colorado, General Obligation Bonds, Series 2004, 5.000%,
              12/01/23 - FSA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 17.2%

         600 Colorado Educational and Cultural Facilities Authority,       9/11 at 100.00      Baa3    598,296
              Charter School Revenue Bonds, Bromley East Charter School,
              Series 2000A, 7.250%, 9/15/30

         600 Colorado Educational and Cultural Facilities Authority,      12/10 at 101.00       BBB    638,490
              Charter School Revenue Bonds, Academy Charter School,
              Series 2000, 6.875%, 12/15/20

       1,000 Colorado Educational and Cultural Facilities Authority,      12/13 at 100.00       AAA    970,720
              Charter School Revenue Bonds, Classical Academy, Series
              2003, 5.000%, 12/01/33 - XLCA Insured

         750 Colorado Educational and Cultural Facilities Authority,      12/13 at 100.00       AAA    742,230
              Charter School Revenue Bonds, Liberty Common Charter
              School, Series 2003, 5.125%, 12/01/33 - XLCA Insured

       1,440 Colorado Educational and Cultural Facilities Authority,       5/14 at 100.00       AAA  1,527,408
              Charter School Revenue Bonds, Academy of Charter Schools
              Building Corporation, Series 2004, 5.250%, 5/01/17 - XLCA
              Insured

       1,710 Denver Convention Center Hotel Authority, Colorado,          12/13 at 100.00       AAA  1,736,505
              Convention Center Hotel Senior Revenue Bonds, Series
              2003A, 5.000%, 12/01/20 - XLCA Insured

       1,000 Larimer County, Colorado, Sales and Use Tax Revenue Bonds,   12/12 at 100.00       AAA  1,085,050
              Fairgrounds and Events Center, Series 2002, 5.500%,
              12/15/18 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 8.7%

       3,500 E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 79.90       AAA  2,138,920
              Bonds, Series 2000B, 0.000%, 9/01/14 - MBIA Insured

         475 Eagle County Air Terminal Corporation, Colorado Airport       5/11 at 101.00       N/R    452,837
              Terminal Revenue Bonds, Series 2001, 7.000%, 5/01/21
              (Alternative Minimum Tax)

       1,000 Northwest Parkway Public Highway Authority, Colorado,         6/11 at 102.00       AAA  1,093,810
              Revenue Bonds, Senior Series 2001A, 5.500%, 6/15/15 -
              AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 14.1%

       4,000 Arapahoe County, Colorado, Single Family Mortgage Revenue       No Opt. Call       AAA  3,144,360
              Bonds, Series 1984A, 0.000%, 9/01/10

         500 Colorado Department of Transportation, Revenue Anticipation   6/10 at 100.50       AAA    574,025
              Bonds, Series 2000, 6.000%, 6/15/15 (Pre-refunded to
              6/15/10) - AMBAC Insured

         900 Colorado Springs, Colorado, Utility System Revenue Bonds,       No Opt. Call       AAA  1,092,654
              Series 1978B, 6.600%, 11/15/18

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00      A***  1,179,500
              Revenue Bonds, Series 2000B, 6.500%, 7/01/27 (Pre-refunded to 7/01/10)
--------------------------------------------------------------------------------------------------------------

----
16

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Utilities - 2.5%

     $ 1,000 Platte River Power Authority, Colorado, Power Revenue        6/12 at 100.00       AA- $ 1,075,620
              Refunding Bonds, Series 2002EE, 5.375%, 6/01/17
--------------------------------------------------------------------------------------------------------------
     $43,030 Total Long-Term Investments (cost $40,716,458) - 99.3%                                 42,109,981
--------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.7%                                                      295,228
             ------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $42,405,209
             ------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (DD)Security purchased on a delayed delivery basis.
          (WI)Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
17

Portfolio of Investments
NUVEEN NEW MEXICO MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 17.3%

     $ 1,500 New Mexico Educational Assistance Foundation, Education       9/11 at 100.00        A2 $1,502,295
              Loan Bonds, First Subordinate Series 2001B-1, 5.900%,
              9/01/31

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical, and   12/12 at 101.00       BBB    977,130
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System Project, Series 2002, 5.500%, 12/01/31

             Santa Fe, New Mexico, Educational Facilities Revenue
             Refunding and Improvement Bonds, College of Santa Fe,
             Series 1997:
         500  6.000%, 10/01/13                                            10/07 at 100.00      BBB-    514,010
         500  5.875%, 10/01/21                                            10/07 at 100.00      BBB-    501,755

       2,500 University of New Mexico, System Revenue Refunding Bonds,       No Opt. Call        AA  2,865,600
              Series 1992A, 6.000%, 6/01/21

       2,000 University of New Mexico, Subordinate Lien System Revenue     6/12 at 100.00        AA  2,020,360
              Refunding and Improvement Bonds, Series 2002A, 5.000%,
              6/01/22

         750 University of New Mexico, Subordinate Lien System Revenue     6/13 at 100.00        AA    790,995
              Refunding Bonds, Series 2003A, 5.250%, 6/01/18
--------------------------------------------------------------------------------------------------------------
             Healthcare - 9.5%

       2,000 Farmington, New Mexico, Hospital Revenue Bonds, San Juan      6/14 at 100.00        A3  1,906,780
              Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23

             New Mexico Hospital Equipment Loan Council, Hospital
             Revenue Bonds, Presbyterian Healthcare Services, Series
             2001A:
       2,000  5.750%, 8/01/15                                              8/11 at 101.00       Aa3  2,149,060
       1,000  5.500%, 8/01/30                                              8/11 at 101.00       Aa3  1,004,820
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 6.1%

       1,850 Bernalillo County, New Mexico, Multifamily Housing Revenue    6/09 at 101.00       N/R  1,627,834
              Refunding and Improvement Bonds, El Centro Senior Housing
              Complex, Series 1999, 5.850%, 6/15/29

         600 Bernalillo County, New Mexico, Multifamily Housing Revenue    6/11 at 100.00       Aaa    605,670
              Bonds, Vista Montana Apartments Project, Series 2001A,
              5.400%, 12/01/31 - MBIA Insured

         980 Las Cruces, New Mexico, Housing Development Corporation,     10/04 at 101.00        A3    986,468
              Multifamily Mortgage Revenue Refunding Bonds, Burley
              Court/Valley Drive Projects, Series 1993A, 6.400%, 10/01/19
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 11.6%

         780 New Mexico Mortgage Finance Authority, Single Family          7/06 at 102.00       AAA    781,615
              Mortgage Program Bonds, Series 1996D-1, 6.250%, 7/01/22

         745 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00       AAA    737,595
              Mortgage Program Bonds, Series 1996G-2, 6.200%, 7/01/28
              (Alternative Minimum Tax)

         420 New Mexico Mortgage Finance Authority, Single Family          7/07 at 102.00       AAA    433,894
              Mortgage Program Bonds, Series 1996B-2, 6.300%, 7/01/28
              (Alternative Minimum Tax)

         750 New Mexico Mortgage Finance Authority, Single Family          7/05 at 102.00       AAA    772,560
              Mortgage Program Bonds, Series 1995A, 6.650%, 7/01/26
              (Alternative Minimum Tax)

       1,080 New Mexico Mortgage Finance Authority, Single Family         11/09 at 101.50       AAA  1,182,535
              Mortgage Program Bonds, Series 2000B, 7.000%, 9/01/31
              (Alternative Minimum Tax)

       1,110 New Mexico Mortgage Finance Authority, Single Family          1/10 at 102.50       AAA  1,166,566
              Mortgage Program Bonds, Series 2000C-2, 6.950%, 9/01/31
              (Alternative Minimum Tax)

       1,060 New Mexico Mortgage Finance Authority, General Revenue        9/09 at 100.00        A+  1,099,220
              Office Building Bonds, Series 2000, 6.000%, 9/01/26
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.0%

         500 Las Cruces, New Mexico, Health Facilities Revenue Refunding   6/04 at 101.00       AAA    506,720
              Bonds, Evangelical Lutheran Good Samaritan Society, Series
              1992, 6.450%, 12/01/17 - FSA Insured

          10 Socorro, New Mexico, Health Facilities Revenue Refunding     11/04 at 102.00       AAA     10,234
              Bonds, Evangelical Lutheran Good Samaritan Society, Series
              1994, 6.000%, 5/01/08 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------

----
18

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 4.8%

     $   500 Puerto Rico, Public Improvement General Obligation Bonds,       No Opt. Call        A- $  524,360
              Series 2002A, 5.500%, 7/01/29

       1,970 Sandoval County, New Mexico, General Obligation Bonds,        4/14 at 100.00       Aaa  1,995,472
              Series 2004, 5.000%, 4/15/23 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 33.3%

       1,880 Albuquerque, New Mexico, Gross Receipts Lodgers Tax             No Opt. Call       AAA  1,401,991
              Improvement and Revenue Refunding Bonds, Series 1991B,
              0.000%, 7/01/11 - FSA Insured

       2,000 Bernalillo County, New Mexico, Gross Receipts Tax Revenue    10/09 at 100.00        AA  2,027,260
              Bonds, Series 1999, 5.250%, 10/01/26

             Dona Ana County, New Mexico, Gross Reciepts Tax Refunding
             and Improvement Bonds, Series 2003:
         360  5.250%, 5/01/25 - AMBAC Insured                              5/13 at 100.00       Aaa    368,093
         545  5.250%, 5/01/28 - AMBAC Insured                              5/13 at 100.00       Aaa    555,399

       1,160 Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A,    6/13 at 100.00       Aaa  1,167,946
              5.000%, 6/01/24 - AMBAC Insured

       1,510 Lincoln County, New Mexico, Gross Receipts Tax Revenue        6/12 at 100.00       Aaa  1,522,820
              Refunding Bonds, Series 2002, 5.125%, 6/01/30 - AMBAC
              Insured

       1,365 New Mexico Finance Authority, Court Automation Fee Revenue    6/11 at 100.00       AAA  1,419,750
              Bonds, Series 2002, 5.000%, 6/15/17 - MBIA Insured

       2,000 New Mexico Finance Authority, Senior Lien Transportation      6/14 at 100.00       AAA  2,062,180
              Revenue Bonds, Series 2004A, 5.250%, 6/15/24 - MBIA Insured

         500 Puerto Rico Highway and Transportation Authority, Highway     7/16 at 100.00         A    511,150
              Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

       1,000 Puerto Rico Public Finance Corporation, Commonwealth          2/12 at 100.00      BBB+  1,019,020
              Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

       1,000 San Juan County, New Mexico, Subordinate Gross Receipts Tax   9/11 at 101.00       AAA  1,005,430
              Revenue Bonds, Series 2001A, 5.125%, 9/15/26 - AMBAC
              Insured

       4,000 Santa Fe County, New Mexico, Correctional System Gross          No Opt. Call       AAA  4,575,920
              Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 -
              FSA Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 0.6%

         500 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC    336,815
              Bonds, American Airlines, Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 2.7%

       1,870 Albuquerque, New Mexico, Gross Receipts Lodgers Tax             No Opt. Call       AAA  1,406,221
              Improvement and Revenue Refunding Bonds, Series 1991B,
              0.000%, 7/01/11 - FSA Insured
--------------------------------------------------------------------------------------------------------------
             Utilities - 10.1%

       1,500 Farmington, New Mexico, Pollution Control Revenue Bonds,     10/09 at 102.00       BBB  1,557,615
              Public Service Company of New Mexico, Series 1999A,
              6.600%, 10/01/29 (Alternative Minimum Tax)

       1,000 Las Cruces South Central Solid Waste Authority, New Mexico,   6/05 at 100.00        A3  1,013,290
              Environmental Services Gross Receipts Tax Project Revenue
              Bonds, Series 1995, 6.000%, 6/01/16

       1,000 Los Alamos County, New Mexico, Utility System Revenue         7/04 at 102.00       AAA  1,023,430
              Bonds, Series 1994A, 6.000%, 7/01/15 (Pre-refunded to
              7/08/04) - FSA Insured

         135 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/10 at 101.00       AAA    137,917
              Series 2000HH, 5.250%, 7/01/29 - FSA Insured

         500 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/12 at 101.00       AAA    507,343
              Series 2002II, 5.125%, 7/01/26 - FSA Insured

       1,000 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call       AAA  1,103,040
              Refunding Bonds, Series 2002JJ, 5.250%, 7/01/15 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------

----
19

Portfolio of Investments
NUVEEN NEW MEXICO MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                              Optional Call                Market
Amount (000) Description                                                    Provisions* Ratings**       Value
-------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.7%

     $ 1,000 Albuquerque, New Mexico, Joint Water and Sewer System         No Opt. Call       AAA $   914,270
              Revenue Bonds, Series 1990A, 0.000%, 7/01/07 - FGIC Insured
-------------------------------------------------------------------------------------------------------------
     $51,930 Total Long-Term Investments (cost $51,027,681) - 98.7%                                52,300,448
-------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.3%                                                     704,610
             ------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                    $53,005,058
             ------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
20

Statement of Assets and Liabilities
May 31, 2004


                                                                                                 Arizona     Colorado
----------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $94,143,194, $40,716,458 and $51,027,681, respectively) $ 98,305,537  $42,109,981
Cash                                                                                            117,301      252,495
Receivables:
  Interest                                                                                    1,591,162      799,268
  Investments sold                                                                               95,000    2,201,710
  Shares sold                                                                                   126,237       47,990
Other assets                                                                                        338          143
----------------------------------------------------------------------------------------------------------------------
    Total assets                                                                            100,235,575   45,411,587
----------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                              --    2,813,936
  Shares redeemed                                                                               567,398           --
Accrued expenses:
  Management fees                                                                                46,839       19,670
  12b-1 distribution and service fees                                                            21,685       13,183
  Other                                                                                          42,832       21,472
Dividends payable                                                                               359,727      138,117
----------------------------------------------------------------------------------------------------------------------
    Total liabilitiers                                                                        1,038,481    3,006,378
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $ 99,197,094  $42,405,209
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                 $ 69,355,397  $30,657,839
Shares outstanding                                                                            6,463,057    3,055,648
Net asset value per share                                                                  $      10.73  $     10.03
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                                          $      11.20  $     10.47
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                 $  6,162,067  $ 5,866,841
Shares outstanding                                                                              575,077      584,623
Net asset value and offering price per share                                               $      10.72  $     10.04
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                 $  7,481,456  $ 5,233,774
Shares outstanding                                                                              698,249      522,392
Net asset value and offering price per share                                               $      10.71  $     10.02
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                 $ 16,198,174  $   646,755
Shares outstanding                                                                            1,511,255       64,484
Net asset value and offering price per share                                               $      10.72  $     10.03
----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                            $ 96,142,214  $42,446,797
Undistributed (Over-distribution of) net investment income                                     (101,161)     (67,191)
Accumulated net realized gain (loss) from investments                                        (1,006,302)  (1,367,920)
Net unrealized appreciation of investments                                                    4,162,343    1,393,523
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $ 99,197,094  $42,405,209
----------------------------------------------------------------------------------------------------------------------

                                                                                             New Mexico
-------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $94,143,194, $40,716,458 and $51,027,681, respectively) $52,300,448
Cash                                                                                            33,080
Receivables:
  Interest                                                                                     875,519
  Investments sold                                                                              35,000
  Shares sold                                                                                   50,973
Other assets                                                                                       179
-------------------------------------------------------------------------------------------------------
    Total assets                                                                            53,295,199
-------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                             --
  Shares redeemed                                                                               26,594
Accrued expenses:
  Management fees                                                                               24,924
  12b-1 distribution and service fees                                                           14,618
  Other                                                                                         25,299
Dividends payable                                                                              198,706
-------------------------------------------------------------------------------------------------------
    Total liabilitiers                                                                         290,141
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $53,005,058
-------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                 $41,789,079
Shares outstanding                                                                           4,150,933
Net asset value per share                                                                  $     10.07
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                                          $     10.51
-------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                 $ 5,137,397
Shares outstanding                                                                             510,236
Net asset value and offering price per share                                               $     10.07
-------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                 $ 5,243,071
Shares outstanding                                                                             520,421
Net asset value and offering price per share                                               $     10.07
-------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                 $   835,511
Shares outstanding                                                                              82,674
Net asset value and offering price per share                                               $     10.11
-------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                            $52,998,621
Undistributed (Over-distribution of) net investment income                                     (45,299)
Accumulated net realized gain (loss) from investments                                       (1,221,031)
Net unrealized appreciation of investments                                                   1,272,767
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $53,005,058
-------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
21

Statement of Operations
Year Ended May 31, 2004

                                                                         Arizona     Colorado   New Mexico
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Investment Income                                                   $ 5,591,067  $ 2,310,841  $ 2,954,925
----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                         582,234      240,310      307,485
12b-1 service fees - Class A                                            145,444       62,522       89,284
12b-1 distribution and service fees - Class B                            61,351       58,061       51,975
12b-1 distribution and service fees - Class C                            63,839       42,054       37,753
Shareholders' servicing agent fees and expenses                          63,506       25,528       30,478
Custodian's fees and expenses                                            39,473       25,025       25,399
Trustees' fees and expenses                                               2,313          943        1,314
Professional fees                                                        31,538        7,484        8,473
Shareholders' reports - printing and mailing expenses                    44,658       21,708       25,682
Federal and state registration fees                                      11,043        3,192        5,270
Other expenses                                                            4,922        2,478        2,860
----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            1,050,321      489,305      585,973
  Custodian fee credit                                                   (5,405)      (4,871)      (4,098)
----------------------------------------------------------------------------------------------------------
Net expenses                                                          1,044,916      484,434      581,875
----------------------------------------------------------------------------------------------------------
Net investment income                                                 4,546,151    1,826,407    2,373,050
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                              (904,586)     161,474      165,851
Net change in unrealized appreciation (depreciation) of investments  (5,035,886)  (2,308,595)  (3,430,453)
----------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                     (5,940,472)  (2,147,121)  (3,264,602)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $(1,394,321) $  (320,714) $  (891,552)
----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
22

Statement of Changes in Net Assets

                                                                             Arizona                   Colorado
                                                                   --------------------------  ------------------------
                                                                      Year Ended    Year Ended   Year Ended   Year Ended
                                                                         5/31/04       5/31/03      5/31/04      5/31/03
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                              $  4,546,151  $  4,804,291  $ 1,826,407  $ 2,033,064
Net realized gain (loss) from investments                              (904,586)     (101,993)     161,474     (448,439)
Net change in unrealized appreciation (depreciation)
 of investments                                                      (5,035,886)    4,529,442   (2,308,595)   2,073,211
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                (1,394,321)    9,231,740     (320,714)   3,657,836
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                            (3,215,414)   (3,422,296)  (1,384,330)  (1,554,751)
  Class B                                                              (236,614)     (251,919)    (227,283)    (251,053)
  Class C                                                              (331,693)     (353,752)    (220,399)    (235,149)
  Class R                                                              (837,684)     (914,740)     (33,152)     (41,886)
From accumulated net realized gains from investments:
  Class A                                                                    --      (141,708)          --           --
  Class B                                                                    --       (12,288)          --           --
  Class C                                                                    --       (16,865)          --           --
  Class R                                                                    --       (35,933)          --           --
-------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (4,621,405)   (5,149,501)  (1,865,164)  (2,082,839)
-------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                     10,487,851    16,970,533    4,340,201    6,625,431
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                        1,826,896     2,121,541      757,261      827,949
-------------------------------------------------------------------------------------------------------------------------
                                                                     12,314,747    19,092,074    5,097,462    7,453,380
Cost of shares redeemed                                             (17,742,441)  (13,048,392)  (7,149,563)  (5,920,548)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions   (5,427,694)    6,043,682   (2,052,101)   1,532,832
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                               (11,443,420)   10,125,921   (4,237,979)   3,107,829
Net assets at the beginning of year                                 110,640,514   100,514,593   46,643,188   43,535,359
-------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                      $ 99,197,094  $110,640,514  $42,405,209  $46,643,188
-------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of year                                                $   (101,161) $    (25,629) $   (67,191) $   (28,370)
-------------------------------------------------------------------------------------------------------------------------

                                                                          New Mexico
                                                                   ------------------------
                                                                     Year Ended   Year Ended
                                                                        5/31/04      5/31/03
--------------------------------------------------------------------------------------------
Operations
Net investment income                                              $ 2,373,050  $ 2,472,137
Net realized gain (loss) from investments                              165,851     (286,559)
Net change in unrealized appreciation (depreciation)
 of investments                                                     (3,430,453)   2,465,519
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                 (891,552)   4,651,097
--------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                           (1,970,478)  (2,141,136)
  Class B                                                             (200,249)    (194,424)
  Class C                                                             (191,636)    (157,654)
  Class R                                                              (34,522)     (31,302)
From accumulated net realized gains from investments:
  Class A                                                                   --           --
  Class B                                                                   --           --
  Class C                                                                   --           --
  Class R                                                                   --           --
--------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders           (2,396,885)  (2,524,516)
--------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                     4,868,614    7,358,279
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                       1,008,448    1,036,793
--------------------------------------------------------------------------------------------
                                                                     5,877,062    8,395,072
Cost of shares redeemed                                             (8,320,720)  (5,993,254)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions  (2,443,658)   2,401,818
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                               (5,732,095)   4,528,399
Net assets at the beginning of year                                 58,737,153   54,208,754
--------------------------------------------------------------------------------------------
Net assets at the end of year                                      $53,005,058  $58,737,153
--------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of year                                                $   (45,299) $   (16,890)
--------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
23

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Arizona Municipal Bond Fund ("Arizona"), Nuveen Colorado Municipal Bond Fund ("Colorado") and Nuveen New Mexico Municipal Bond Fund ("New Mexico") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2004, Colorado had outstanding when-issued and delayed delivery purchase commitments of $2,813,936. There were no such outstanding purchase commitments in Arizona or New Mexico.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2004, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales


----
24
charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        Arizona
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            672,282  $  7,431,055     944,987  $ 10,574,127
  Class B                                             77,810       858,490     158,632     1,765,924
  Class C                                            151,108     1,654,278     261,865     2,907,794
  Class R                                             50,089       544,028     155,300     1,722,688
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            100,907     1,112,505     116,441     1,290,932
  Class B                                              4,525        49,800       6,258        69,245
  Class C                                             13,424       147,687      14,062       155,717
  Class R                                             46,954       516,904      54,692       605,647
-----------------------------------------------------------------------------------------------------
                                                   1,117,099    12,314,747   1,712,237    19,092,074
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (940,959)  (10,309,701)   (788,425)   (8,754,322)
  Class B                                           (102,560)   (1,122,300)   (116,929)   (1,293,237)
  Class C                                           (285,875)   (3,111,912)   (140,401)   (1,555,300)
  Class R                                           (293,232)   (3,198,528)   (130,594)   (1,445,533)
-----------------------------------------------------------------------------------------------------
                                                  (1,622,626)  (17,742,441) (1,176,349)  (13,048,392)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (505,527) $ (5,427,694)    535,888  $  6,043,682
-----------------------------------------------------------------------------------------------------


----
25

                                                                       Colorado
                                                     --------------------------------------------
                                                           Year Ended             Year Ended
                                                            5/31/04                5/31/03
                                                     ---------------------  ---------------------
                                                        Shares       Amount    Shares       Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             306,120  $ 3,172,503   291,541  $ 3,013,307
  Class B                                              44,839      460,100    73,209      755,710
  Class C                                              67,994      697,147   275,966    2,833,489
  Class R                                               1,039       10,451     2,219       22,925
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                              52,043      533,529    57,740      593,767
  Class B                                               8,270       84,814    10,315      106,168
  Class C                                              10,446      106,947     8,882       91,274
  Class R                                               3,122       31,971     3,572       36,740
--------------------------------------------------------------------------------------------------
                                                      493,873    5,097,462   723,444    7,453,380
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (413,394)  (4,234,226) (453,321)  (4,641,622)
  Class B                                             (67,810)    (690,737)  (75,943)    (778,877)
  Class C                                            (203,204)  (2,065,146)  (38,333)    (391,317)
  Class R                                             (15,624)    (159,454)  (10,510)    (108,732)
--------------------------------------------------------------------------------------------------
                                                     (700,032)  (7,149,563) (578,107)  (5,920,548)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                              (206,159) $(2,052,101)  145,337  $ 1,532,832
--------------------------------------------------------------------------------------------------

                                                                      New Mexico
                                                     --------------------------------------------
                                                           Year Ended             Year Ended
                                                            5/31/04                5/31/03
                                                     ---------------------  ---------------------
                                                        Shares       Amount    Shares       Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             266,319  $ 2,762,369   364,598  $ 3,797,479
  Class B                                              71,583      752,894   196,384    2,049,981
  Class C                                             118,392    1,230,367   133,343    1,385,399
  Class R                                              12,078      122,984    12,069      125,420
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                              74,479      772,559    81,462      847,749
  Class B                                              10,823      112,259     8,118       84,501
  Class C                                               9,047       93,858     7,334       76,355
  Class R                                               2,860       29,772     2,700       28,188
--------------------------------------------------------------------------------------------------
                                                      565,581    5,877,062   806,008    8,395,072
--------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (642,554)  (6,595,077) (460,885)  (4,799,966)
  Class B                                            (127,183)  (1,316,991)  (86,142)    (895,787)
  Class C                                             (39,629)    (406,965)  (28,854)    (297,501)
  Class R                                                (158)      (1,687)       --           --
--------------------------------------------------------------------------------------------------
                                                     (809,524)  (8,320,720) (575,881)  (5,993,254)
--------------------------------------------------------------------------------------------------
Net increase (decrease)                              (243,943) $(2,443,658)  230,127  $ 2,401,818
--------------------------------------------------------------------------------------------------


----
26

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2004, were as follows:

                                     Arizona    Colorado  New Mexico
            --------------------------------------------------------
            Purchases            $10,948,719 $21,227,773 $11,221,704
            Sales and maturities  14,821,607  22,635,850  12,935,456
            --------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2004, the cost of investments were as follows:

                                    Arizona    Colorado  New Mexico
            -------------------------------------------------------
            Cost of investments $94,123,546 $40,714,020 $51,022,239
            -------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2004, were as follows:

                                                Arizona     Colorado   New Mexico
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $ 5,634,556  $ 1,842,023  $ 1,996,190
  Depreciation                              (1,452,565)    (446,062)    (717,981)
---------------------------------------------------------------------------------
Net unrealized appreciation of investments $ 4,181,991  $ 1,395,961  $ 1,278,209
---------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2004, were as follows:

                                                Arizona Colorado New Mexico
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Undistributed net tax-exempt income       $238,948  $68,490   $147,164
     Undistributed net ordinary income*              --       --        801
     Undistributed net long-term capital gains       --       --         --
     ----------------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003, was designated for purposes of the dividends paid deduction as follows:

2004                                              Arizona   Colorado New Mexico
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distributions from net tax-exempt income       $4,660,464 $1,890,437 $2,401,262
Distributions from net ordinary income*                --         --         --
Distributions from net long-term capital gains         --         --         --
-------------------------------------------------------------------------------
2003                                              Arizona   Colorado New Mexico
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distributions from net tax-exempt income       $4,949,553 $2,094,383 $2,528,559
Distributions from net ordinary income*            18,611         --      1,082
Distributions from net long-term capital gains    188,002         --         --
-------------------------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2004, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                   Arizona   Colorado New Mexico
               -------------------------------------------------
               -------------------------------------------------
               Expiration Year:
                 2008           $       -- $  470,202 $  411,479
                 2009                   --    374,552    338,997
                 2010                   --     97,920         --
                 2011              101,993    220,293    309,022
                 2012              904,309    204,953    161,533
               -------------------------------------------------
               Total            $1,006,302 $1,367,920 $1,221,031
               -------------------------------------------------


----
27

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were implemented.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                              Arizona Colorado New Mexico
      -------------------------------------------------------------------
      Sales charges collected (unaudited)    $135,154  $42,866    $77,155
      Paid to authorized dealers (unaudited)  115,426   37,320     64,828
      -------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                          Arizona Colorado New Mexico
          -----------------------------------------------------------
          Commission advances (unaudited) $36,119  $25,539    $43,738
          -----------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2004, the Distributor retained such 12b-1 fees as follows:

                                          Arizona Colorado New Mexico
          -----------------------------------------------------------
          12b-1 fees retained (unaudited) $65,619  $55,781    $54,522
          -----------------------------------------------------------


----
28

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2004, as follows:

                                                     Arizona Colorado New Mexico
--------------------------------------------------------------------------------
CDSC retained (unaudited)                            $18,905   $9,553    $30,925
--------------------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2004, to shareholders of record on June 9, 2004, as follows:

                                                     Arizona Colorado New Mexico
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dividend per share:
 Class A                                              $.0385   $.0340     $.0380
 Class B                                               .0315    .0280      .0315
 Class C                                               .0335    .0295      .0330
 Class R                                               .0400    .0360      .0395
--------------------------------------------------------------------------------



----
29

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                     -------


ARIZONA


                                           Net
                                     Realized/
                                    Unrealized
                                Net    Invest-             Net                  Ending              Ending
               Beginning    Invest-       ment         Invest-                     Net                 Net
Year Ended           Net       ment       Gain            ment  Capital          Asset     Total    Assets
May 31,      Asset Value  Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------
Class A (10/86)
   2004           $11.35       $.48      $(.61) $(.13)   $(.49)   $  --  $(.49) $10.73     (1.19)% $69,355
   2003            10.91        .51        .47    .98     (.52)    (.02)  (.54)  11.35      9.23    75,255
   2002            10.84        .53        .12    .65     (.53)    (.05)  (.58)  10.91      6.06    69,356
   2001            10.24        .54        .58   1.12     (.52)      --   (.52)  10.84     11.12    70,642
   2000            11.25        .52       (.94)  (.42)    (.52)    (.07)  (.59)  10.24     (3.75)   69,512
Class B (2/97)
   2004            11.33        .40       (.61)  (.21)    (.40)      --   (.40)  10.72     (1.85)    6,162
   2003            10.89        .42        .48    .90     (.44)    (.02)  (.46)  11.33      8.43     6,745
   2002            10.83        .45        .11    .56     (.45)    (.05)  (.50)  10.89      5.20     5,962
   2001            10.23        .46        .59   1.05     (.45)      --   (.45)  10.83     10.33     4,447
   2000            11.24        .44       (.94)  (.50)    (.44)    (.07)  (.51)  10.23     (4.48)    3,680
Class C (2/94)
   2004            11.33        .42       (.61)  (.19)    (.43)      --   (.43)  10.71     (1.73)    7,481
   2003            10.90        .45        .46    .91     (.46)    (.02)  (.48)  11.33      8.56     9,289
   2002            10.83        .47        .12    .59     (.47)    (.05)  (.52)  10.90      5.50     7,454
   2001            10.23        .48        .59   1.07     (.47)      --   (.47)  10.83     10.56     5,809
   2000            11.24        .46       (.94)  (.48)    (.46)    (.07)  (.53)  10.23     (4.28)    5,290
Class R (2/97)
   2004            11.33        .50       (.60)  (.10)    (.51)      --   (.51)  10.72      (.93)   16,198
   2003            10.90        .53        .47   1.00     (.55)    (.02)  (.57)  11.33      9.38    19,351
   2002            10.83        .56        .12    .68     (.56)    (.05)  (.61)  10.90      6.30    17,742
   2001            10.24        .56        .58   1.14     (.55)      --   (.55)  10.83     11.27    19,388
   2000            11.25        .54       (.94)  (.40)    (.54)    (.07)  (.61)  10.24     (3.53)   19,076
-----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                               Ratios/Supplemental Data
             -------------------------------------------------------------------
               Before Credit/         After          After Credit/
               Reimbursement     Reimbursement(c)   Reimbursement(d)
ARIZONA      -----------------  -----------------  -----------------
                         Ratio              Ratio              Ratio
                        of Net             of Net             of Net
                       Invest-            Invest-            Invest-
             Ratio of     ment  Ratio of     ment  Ratio of     ment
             Expenses   Income  Expenses   Income  Expenses   Income
                   to       to        to       to        to       to
              Average  Average   Average  Average   Average  Average  Portfolio
Year Ended        Net      Net       Net      Net       Net      Net   Turnover
May 31,        Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------
Class A (10/86)
   2004           .94%    4.34%      .94%    4.34%      .93%    4.35%        10%
   2003           .92     4.56       .92     4.56       .91     4.57         14
   2002           .92     4.85       .92     4.85       .91     4.86         16
   2001           .95     5.02       .95     5.02       .94     5.03         21
   2000          1.10     4.85      1.06     4.89      1.06     4.90         41
Class B (2/97)
   2004          1.69     3.59      1.69     3.59      1.68     3.60         10
   2003          1.67     3.81      1.67     3.81      1.66     3.82         14
   2002          1.67     4.10      1.67     4.10      1.66     4.11         16
   2001          1.70     4.27      1.70     4.27      1.69     4.28         21
   2000          1.85     4.11      1.82     4.14      1.81     4.15         41
Class C (2/94)
   2004          1.49     3.80      1.49     3.80      1.48     3.80         10
   2003          1.47     4.01      1.47     4.01      1.46     4.02         14
   2002          1.46     4.30      1.46     4.30      1.46     4.31         16
   2001          1.50     4.47      1.50     4.47      1.49     4.48         21
   2000          1.65     4.31      1.61     4.34      1.60     4.35         41
Class R (2/97)
   2004           .74     4.55       .74     4.55       .73     4.55         10
   2003           .72     4.76       .72     4.76       .71     4.77         14
   2002           .72     5.05       .72     5.05       .71     5.06         16
   2001           .75     5.22       .75     5.22       .74     5.23         21
   2000           .91     5.06       .87     5.09       .87     5.10         41
--------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
30

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                     -------


COLORADO


                                           Net
                                     Realized/
                                    Unrealized
              Beginning         Net    Invest-             Net                  Ending              Ending
                    Net     Invest-       ment         Invest-                     Net                 Net
Year Ended        Asset        ment       Gain            ment  Capital          Asset     Total    Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------
Class A (5/87)
   2004          $10.52        $.45     $ (.49) $(.04)   $(.45)   $  --  $(.45) $10.03      (.34)% $30,658
   2003           10.15         .48        .38    .86     (.49)      --   (.49)  10.52      8.70    32,732
   2002           10.02         .52        .13    .65     (.52)      --   (.52)  10.15      6.53    32,638
   2001            9.50         .52        .51   1.03     (.51)      --   (.51)  10.02     11.00    32,306
   2000           10.68         .49      (1.14)  (.65)    (.50)    (.03)  (.53)   9.50     (6.18)   32,448
Class B (2/97)
   2004           10.53         .37       (.48)  (.11)    (.38)      --   (.38)  10.04     (1.04)    5,867
   2003           10.16         .40        .39    .79     (.42)      --   (.42)  10.53      7.93     6,310
   2002           10.03         .44        .13    .57     (.44)      --   (.44)  10.16      5.78     6,014
   2001            9.52         .45        .50    .95     (.44)      --   (.44)  10.03     10.07     4,916
   2000           10.70         .42      (1.15)  (.73)    (.42)    (.03)  (.45)   9.52     (6.88)    4,533
Class C (2/97)
   2004           10.51         .39       (.48)  (.09)    (.40)      --   (.40)  10.02      (.87)    5,234
   2003           10.14         .42        .39    .81     (.44)      --   (.44)  10.51      8.14     6,801
   2002           10.01         .46        .13    .59     (.46)      --   (.46)  10.14      5.98     4,064
   2001            9.49         .47        .50    .97     (.45)      --   (.45)  10.01     10.41     2,995
   2000           10.67         .43      (1.14)  (.71)    (.44)    (.03)  (.47)   9.49     (6.73)    3,113
Class R (2/97)
   2004           10.52         .47       (.48)  (.01)    (.48)      --   (.48)  10.03      (.11)      647
   2003           10.16         .50        .38    .88     (.52)      --   (.52)  10.52      8.84       799
   2002           10.01         .54        .15    .69     (.54)      --   (.54)  10.16      6.98       819
   2001            9.50         .54        .50   1.04     (.53)      --   (.53)  10.01     11.10       746
   2000           10.69         .51      (1.15)  (.64)    (.52)    (.03)  (.55)   9.50     (6.08)    1,342
-----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
COLORADO      -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (5/87)
   2004            .95%    4.34%      .95%    4.34%      .94%    4.35%        49%
   2003            .95     4.66       .95     4.66       .93     4.68         12
   2002            .96     5.05       .96     5.05       .94     5.06         28
   2001           1.00     5.28      1.00     5.28       .99     5.29         33
   2000           1.26     4.94      1.26     4.94      1.25     4.95         54
Class B (2/97)
   2004           1.70     3.59      1.70     3.59      1.69     3.60         49
   2003           1.70     3.92      1.70     3.92      1.68     3.93         12
   2002           1.70     4.29      1.70     4.29      1.69     4.31         28
   2001           1.75     4.53      1.75     4.53      1.74     4.54         33
   2000           2.04     4.19      2.04     4.19      2.03     4.20         54
Class C (2/97)
   2004           1.50     3.80      1.50     3.80      1.49     3.81         49
   2003           1.49     4.11      1.49     4.11      1.48     4.12         12
   2002           1.49     4.50      1.49     4.50      1.48     4.51         28
   2001           1.55     4.73      1.55     4.73      1.54     4.74         33
   2000           1.89     4.38      1.89     4.38      1.88     4.39         54
Class R (2/97)
   2004            .75     4.54       .75     4.54       .74     4.56         49
   2003            .75     4.87       .75     4.87       .74     4.88         12
   2002            .75     5.25       .75     5.25       .74     5.26         28
   2001            .81     5.47       .81     5.47       .80     5.48         33
   2000           1.11     5.16      1.11     5.16      1.10     5.17         54
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
31

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations       Less Distributions
                          ---------------------------  ----------------------                     -------


NEW MEXICO


                                           Net
                                     Realized/
                                    Unrealized
              Beginning         Net    Invest-             Net                 Ending              Ending
                    Net     Invest-       ment         Invest-                    Net                 Net
Year Ended        Asset        ment       Gain            ment  Capital         Asset     Total    Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)     (000)
----------------------------------------------------------------------------------------------------------
Class A (9/92)
   2004          $10.66        $.45      $(.58) $(.13)   $(.46)     $-- $(.46) $10.07     (1.28)% $41,789
   2003           10.27         .47        .40    .87     (.48)      --  (.48)  10.66      8.65    47,478
   2002           10.23         .49        .04    .53     (.49)      --  (.49)  10.27      5.22    45,882
   2001            9.66         .50        .56   1.06     (.49)      --  (.49)  10.23     11.11    46,358
   2000           10.58         .47       (.90)  (.43)    (.49)      --  (.49)   9.66     (4.09)   45,795
Class B (2/97)
   2004           10.66         .37       (.58)  (.21)    (.38)      --  (.38)  10.07     (2.02)    5,137
   2003           10.27         .39        .40    .79     (.40)      --  (.40)  10.66      7.84     5,919
   2002           10.23         .41        .04    .45     (.41)      --  (.41)  10.27      4.43     4,485
   2001            9.66         .42        .56    .98     (.41)      --  (.41)  10.23     10.26     3,393
   2000           10.57         .40       (.90)  (.50)    (.41)      --  (.41)   9.66     (4.75)    2,717
Class C (2/97)
   2004           10.67         .40       (.60)  (.20)    (.40)      --  (.40)  10.07     (1.94)    5,243
   2003           10.27         .41        .41    .82     (.42)      --  (.42)  10.67      8.13     4,615
   2002           10.23         .43        .04    .47     (.43)      --  (.43)  10.27      4.61     3,295
   2001            9.65         .44        .57   1.01     (.43)      --  (.43)  10.23     10.61     2,396
   2000           10.58         .42       (.92)  (.50)    (.43)      --  (.43)   9.65     (4.71)    2,321
Class R (2/97)
   2004           10.70         .47       (.59)  (.12)    (.47)      --  (.47)  10.11     (1.10)      836
   2003           10.30         .49        .41    .90     (.50)      --  (.50)  10.70      8.91       726
   2002           10.26         .51        .03    .54     (.50)      --  (.50)  10.30      5.39       547
   2001            9.68         .52        .56   1.08     (.50)      --  (.50)  10.26     11.39       520
   2000           10.60         .49       (.90)  (.41)    (.51)      --  (.51)   9.68     (3.89)      434
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW MEXICO    -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (9/92)
   2004            .93%    4.36%      .93%    4.36%      .92%    4.36%        20%
   2003            .93     4.48       .93     4.48       .92     4.49          8
   2002            .95     4.76       .95     4.76       .94     4.77         22
   2001            .99     4.92       .99     4.92       .97     4.93         10
   2000           1.19     4.73      1.19     4.73      1.19     4.74         24
Class B (2/97)
   2004           1.68     3.61      1.68     3.61      1.67     3.61         20
   2003           1.68     3.73      1.68     3.73      1.66     3.74          8
   2002           1.70     4.01      1.70     4.01      1.69     4.02         22
   2001           1.73     4.17      1.73     4.17      1.72     4.18         10
   2000           1.97     3.98      1.97     3.98      1.96     3.98         24
Class C (2/97)
   2004           1.48     3.81      1.48     3.81      1.47     3.82         20
   2003           1.47     3.93      1.47     3.93      1.46     3.95          8
   2002           1.50     4.20      1.50     4.20      1.48     4.21         22
   2001           1.54     4.37      1.54     4.37      1.52     4.38         10
   2000           1.76     4.18      1.76     4.18      1.75     4.18         24
Class R (2/97)
   2004            .73     4.56       .73     4.56       .72     4.57         20
   2003            .73     4.68       .73     4.68       .71     4.69          8
   2002            .75     4.96       .75     4.96       .74     4.97         22
   2001            .79     5.12       .79     5.12       .77     5.13         10
   2000           1.01     4.91      1.01     4.91      1.00     4.91         24
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the "Funds") at May 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended May 31, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
July 16, 2004


----
33

                                     Notes

--------------------------------------------------------------------------------
34

                                     Notes

--------------------------------------------------------------------------------
35

                                     Notes

--------------------------------------------------------------------------------
36

Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004     Dean and Distinguished Professor of Finance,       144
3/6/48                                                   School of Business at the University of
333 W. Wacker Drive                                      Connecticut; previously Senior Vice
Chicago, IL 60606                                        President and Director of Research at the
                                                         Federal Reserve Bank of Chicago (1995-2003);
                                                         Director, Credit Research Center at
                                                         Georgetown University; Director of Xerox
                                                         Corporation (since 2004).


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a construction
Chicago, IL 60606                                        company; Chair, Miami Valley Hospital;
                                                         Chair, Dayton Development Coalition;
                                                         formerly, Member, Community Advisory Board,
                                                         National City Bank, Dayton, Ohio and
                                                         Business Advisory Council, Cleveland Federal
                                                         Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
37

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------

Officers of the Funds:


--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                  General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc. Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.


--------------------------------------------------------------------------------------------------------------
Paul L. Brennan        Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                           Assistant Vice President (since 1997), of
333 W. Wacker Drive                                Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                  portfolio manager of Flagship Financial
                                                   Inc.; Chartered Financial Analyst and
                                                   Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67               and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                President (since 1997); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Investments, Inc. (since
                                                   1999); Vice President and Treasurer of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp (since 1999);
                                                   Vice President and Treasurer of Nuveen Asset
                                                   Management, Inc. (since 2002) and of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. (since
                                                   2003); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger     Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64                and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson      Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.

----
38

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Steven J. Krupa       Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                           Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                               President (since 1999); prior thereto,
Chicago, IL 60606                                 Associate of Nuveen Investments, LLC;
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                           Assistant Vice President (since 1993) of
333 W. Wacker Drive                               Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President     1988     Vice President, Assistant Secretary and            144
7/27/51               and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                                 Assistant Secretary of Nuveen Advisory Corp.
                                                  and Nuveen Institutional Advisory Corp.;
                                                  Assistant Secretary of Nuveen Investments,
                                                  Inc. and (since 1997) Nuveen Asset
                                                  Management, Inc.; Vice President (since
                                                  2000), Assistant Secretary and Assistant
                                                  General Counsel (since 1998) of Rittenhouse
                                                  Asset Management, Inc.; Vice President and
                                                  Assistant Secretary of Nuveen Investments
                                                  Advisers Inc. (since 2002); Assistant
                                                  Secretary of NWQ Investment Management
                                                  Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------
John V. Miller        Vice President     2003     Vice President (since 2003) previously,            128
4/10/67                                           Assistant Vice President (since 1999), prior
333 W. Wacker Drive                               thereto, credit analyst (since 1996) of
Chicago, IL 60606                                 Nuveen Advisory Corp.; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV   Vice President     1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               1997), formerly Vice President (since 1996)
Chicago, IL 60606                                 of Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.; Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 1999). Chartered Financial Analyst.

----
39

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------
Daniel S. Solender  Vice President     2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                        (since 2003); previously, Principal and
333 W. Wacker Drive                             portfolio manager with The Vanguard Group
Chicago, IL 60606                               (1999-2003); prior thereto, Assistant Vice
                                                President of the Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Thomas C. Spalding  Vice President     1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                         Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                             Chartered Financial Analyst.
Chicago, IL 60606



(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
40

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
41

                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise; Nuveen, focused on fixed-income investments; NWQ, specializing in value-style equities; Rittenhouse, dedicated to conservative growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-MS2-0504D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Florida Municipal Bond Fund

[LOGO] Nuveen Investments

--
  FASTER INFORMATION

      RECEIVE YOUR

         NUVEEN INVESTMENTS FUND REPORT

-----------
            ELECTRONICALLY


By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Investments Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes
(see instructions at right).

 SOME COMMON CONCERNS:
                                          Will my e-mail address be distributed
                                                            to other companies?
                 No, your e-mail address is
                 strictly confidential and will not be used for anything other than notification of shareholder information.

                                                               What if I change
                                                               my mind and want
                                                            to receive investor
                                                              materials through
                                                                   regular mail
                                                                delivery again?
                 If you decide you do not
                 like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

If your Nuveen Investments Fund dividends and statements

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

follow the steps
outlined below:

1 Go to www.investordelivery.com and follow the simple instructions, using the address sheet that accompanied this report as a guide.

2 You'll be taken to a page with several options. Select the New
  Enrollment-Create screen and follow the simple instructions.

3 Click Submit. Confirm the information you just entered is correct, then click
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4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Investments Fund dividends and statements

COME DIRECTLY TO YOU FROM NUVEEN INVESTMENTS,

follow the steps
outlined below:

1 Go to www.nuveen.com

2 Select Access Your Account.
  Select the E-Report Enrollment section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.



                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With interest rates near historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 2004

[PHOTO]

Timothy R. Schwertfeger

                                 "No one knows
                                what the future
                               will bring, which
                                is why we think
                                a well-balanced
                               portfolio. . . is
                                 an important
                                 component in
                                achieving your
                                   long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Dan Solender examines economic and market conditions, key investment strategies, and the performance of the Nuveen Florida Municipal Bond Fund. Dan, who has 17 years of investment experience, has managed the Fund since 2003.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the 12-month reporting period ended May 31, 2004?

While interest rates fluctuated over the 12-month period in response to changing investor perceptions about future economic growth, bond yields generally remained at comparatively low historical levels. When this reporting period began, most measures showed that the U.S. economic growth rate was still relatively sluggish. A growing amount of data, however, suggested that conditions were likely to improve later in 2003. Indeed, during the third quarter of last year, the U.S. gross domestic product grew at an annualized rate of 8.2 percent, more than double the second quarter's performance and the fastest annualized quarterly growth rate in nearly 20 years. Although this rapid pace was not considered sustainable, the economy continued to turn in steady performance for the rest of the 12-month reporting period, expanding by an annualized 4.1 percent in the fourth quarter of 2003 and an annualized 3.9 percent in the first three months of 2004.

Continued low interest rates were a major reason for the strong pace of economic growth. When the reporting period began, short-term rates were at their lowest levels in more than four decades. In June 2003, the Federal Reserve Board cut short-term rates even further, providing a very favorable backdrop for the fixed-income markets. Conditions for bonds were especially positive in the immediate aftermath of this rate cut, with long-term yields generally falling and prices rising accordingly (bond yields and prices move in opposite directions). In particular, as investors became more confident in the sustainability of the economic recovery, many looked to higher-yielding bonds because of the income they provided against a backdrop of historically low interest rates.

In July and August 2003, amid growing evidence of economic recovery, fears of inflation and rising interest rates led to a period of rapidly rising bond yields. However, this spike in yields turned out to be short lived, as surprisingly weak employment data suggested the economy was still vulnerable and a significant increase in the rate of inflation failed to materialize. In September 2003, bond yields started a generally steady decline that lasted until March 2004. In the last months of this reporting period, as unmistakable signs of rising prices surfaced, investors became convinced that a near-term hike in short-term rates was coming from the Fed and sent long-term bond yields to their highest levels of the 12-month period.

For the first several months of the reporting period, new municipal bond supply was substantial, as issuers took advantage of historically low rates to refinance debt. Beginning in the summer of 2003, however, less attractive yields led to a decline in municipal issuance. This decline persisted into the first five months of 2004, during which the supply of new bonds was just $148 billion nationwide, a 6 percent decline compared to the same time period in 2003. The fall in new issuance was even more pronounced in Florida as the supply of new bonds declined almost 50 percent during the same time span.

How did the Fund perform during the 12 months ended May 31, 2004?

The chart on the next page provides performance information for the Nuveen Florida Municipal Bond Fund (Class A shares at net asset value) for the 12 months ending May 31, 2004, as well as for other historical periods.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares-
Average Annual Total Returns on NAV as of 5/31/04
--------------------------------------------------------------------------------

                                          1-Year 5-Year 10-Year
                                          ---------------------
                Nuveen Florida Municipal
                  Bond Fund               -0.12%  3.80%   5.04%
                Lipper Florida Municipal
                  Debt Funds category
                  average/1/              -0.65%  4.21%   5.47%
                Lehman Brothers
                  Municipal Bond Index/2/ -0.04%  5.49%   6.33%
                -----------------------------------------------

Performance quoted represents past performance which is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total Returns at NAV do not reflect the imposition of the maximum sales charge which would reduce returns.

The Fund's performance is also compared with the national Lehman Brothers Municipal Bond Index, as well as with the Lipper Florida Municipal Debt Funds category average. The reasons for the Fund's variance from the the national Lehman Brothers Index and Lipper Florida Municipal Debt Funds category are discussed later in the report. While we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state funds with a national average is difficult since most of the national index's results come from out-of- state bonds.

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2004, the Nuveen Florida Municipal Bond Fund had negative UNII.

What strategies were used to manage the Fund during the 12 months ended May 31, 2004, and how did these strategies influence performance during the period?

At the end of the reporting period, Florida maintained credit ratings of Aa2 and AA+ from Moody's and Standard & Poor's, respectively. The state had a relatively healthy economy throughout the 12 months, benefiting from strong performance in business and financial services, tourism and healthcare. Also contributing to the economy's growth was a solid housing market. In May 2004, Florida's unemployment rate stood at 4.5 percent, below the national average of
5.6 percent. Unlike in many other states, Florida's revenue base, dominated by sales taxes, continued to perform well throughout the national recession. In November 2003, however, the state's voters approved two expensive education measures that, if budgets are to remain in balance, may lead to new taxes or an eventual revision to the state constitution.

The Nuveen Florida Municipal Bond Fund outperformed its peer group as measured by the Lipper Florida Municipal Bond Funds category average and slightly underperformed the national Lehman Brothers Municipal Bond Index. The Fund's larger-than-average exposure to BBB-rated and nonrated bonds, representing 28 percent of the portfolio on May 31, 2004, was a positive influence


================================================================================

1The Lipper Florida Municipal Debt Funds category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2004. The Lipper Florida Municipal Debt Funds category contained 62, 60 and 36 funds for the respective one-, five- and ten-year periods ended May 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3
on performance in a market environment in which such low investment grade bonds generally did very well.

Even as the Fund's exposure to these lower-rated securities helped performance, we looked when appropriate to reduce our exposure to this area of the market. This approach, which added to the Fund's diversification and improved its average credit quality, was ongoing as the period came to a close. With the proceeds of bond sales, we looked to purchase higher-quality securities in the long- intermediate portion of the yield curve, specifically, its 15- to 20-year portion, which we believed offered the Fund's shareholders the best total-return potential relative to the risk involved. We also looked to sell some of the Fund's longer bonds, which, owing to their distant maturity dates, were more vulnerable to rising interest rates.


--------------------------------------------------------------------------------



                                     [CHART]

                       Nuveen Florida Municipal Bond Fund
                     Growth of an Assumed $10,000 Investment

              Lehman Brothers         Nuveen Florida       Nuveen Florida
              Municipal Bond          Municipal Bond       Municipal Bond
                   Index                Fund (NAV)        Fund (Offer Price)
              ----------------        --------------      -----------------
   5/31/94       $10,000                  $10,000              $ 9,580
   6/30/94         9,938                    9,931                9,514
   7/31/94        10,121                   10,096                9,672
   8/31/94        10,156                   10,096                9,672
   9/30/94        10,007                    9,977                9,558
  10/31/94         9,829                    9,800                9,389
  11/30/94         9,651                    9,601                9,198
  12/31/94         9,864                    9,899                9,483
   1/31/95        10,145                   10,198                9,769
   2/28/95        10,440                   10,433                9,995
   3/31/95        10,560                   10,503               10,062
   4/30/95        10,573                   10,501               10,060
   5/31/95        10,910                   10,846               10,390
   6/30/95        10,815                   10,731               10,280
   7/31/95        10,917                   10,781               10,328
   8/31/95        11,056                   10,904               10,446
   9/30/95        11,126                   10,984               10,522
  10/31/95        11,288                   11,148               10,680
  11/30/95        11,475                   11,376               10,898
  12/31/95        11,585                   11,520               11,036
   1/31/96        11,673                   11,571               11,085
   2/29/96        11,594                   11,470               10,988
   3/31/96        11,446                   11,245               10,773
   4/30/96        11,413                   11,178               10,708
   5/31/96        11,409                   11,187               10,717
   6/30/96        11,533                   11,280               10,806
   7/31/96        11,638                   11,374               10,897
   8/31/96        11,635                   11,351               10,874
   9/30/96        11,797                   11,532               11,048
  10/31/96        11,931                   11,672               11,182
  11/30/96        12,149                   11,876               11,377
  12/31/96        12,098                   11,818               11,321
   1/31/97        12,121                   11,817               11,320
   2/28/97        12,232                   11,912               11,412
   3/31/97        12,069                   11,762               11,268
   4/30/97        12,170                   11,870               11,372
   5/31/97        12,353                   12,035               11,530
   6/30/97        12,485                   12,144               11,634
   7/31/97        12,831                   12,481               11,957
   8/31/97        12,710                   12,363               11,844
   9/30/97        12,861                   12,496               11,971
  10/31/97        12,944                   12,584               12,055
  11/30/97        13,020                   12,649               12,118
  12/31/97        13,210                   12,820               12,282
   1/31/98        13,346                   12,933               12,390
   2/28/98        13,350                   12,928               12,385
   3/31/98        13,362                   12,959               12,414
   4/30/98        13,302                   12,895               12,354
   5/31/98        13,512                   13,081               12,531
   6/30/98        13,566                   13,136               12,584
   7/31/98        13,600                   13,179               12,626
   8/31/98        13,810                   13,343               12,782
   9/30/98        13,982                   13,471               12,905
  10/31/98        13,982                   13,453               12,888
  11/30/98        14,031                   13,522               12,954
  12/31/98        14,066                   13,530               12,962
   1/31/99        14,233                   13,660               13,086
   2/28/99        14,171                   13,617               13,045
   3/31/99        14,191                   13,624               13,052
   4/30/99        14,226                   13,656               13,082
   5/31/99        14,144                   13,575               13,005
   6/30/99        13,940                   13,405               12,842
   7/31/99        13,991                   13,425               12,862
   8/31/99        13,879                   13,280               12,723
   9/30/99        13,885                   13,223               12,668
  10/31/99        13,734                   13,090               12,540
  11/30/99        13,880                   13,162               12,609
  12/31/99        13,777                   13,076               12,527
   1/31/00        13,717                   12,992               12,447
   2/29/00        13,876                   13,156               12,604
   3/31/00        14,179                   13,426               12,863
   4/30/00        14,095                   13,368               12,806
   5/31/00        14,022                   13,282               12,724
   6/30/00        14,394                   13,556               12,986
   7/31/00        14,594                   13,737               13,160
   8/31/00        14,819                   13,919               13,334
   9/30/00        14,742                   13,859               13,277
  10/31/00        14,903                   13,961               13,375
  11/30/00        15,015                   14,023               13,434
  12/31/00        15,386                   14,304               13,704
   1/31/01        15,539                   14,339               13,737
   2/28/01        15,588                   14,443               13,837
   3/31/01        15,728                   14,534               13,924
   4/30/01        15,557                   14,319               13,718
   5/31/01        15,725                   14,523               13,913
06/30/2001        15,830                   14,658               14,042
07/31/2001        16,065                   14,864               14,240
08/31/2001        16,329                   15,099               14,465
09/30/2001        16,275                   14,951               14,323
10/31/2001        16,468                   15,046               14,414
11/30/2001        16,330                   14,896               14,271
12/31/2001        16,175                   14,804               14,182
01/31/2002        16,456                   14,972               14,343
02/28/2002        16,654                   15,097               14,463
03/31/2002        16,328                   14,945               14,318
04/30/2002        16,647                   15,145               14,509
05/31/2002        16,748                   15,226               14,587
06/30/2002        16,925                   15,382               14,736
07/31/2002        17,143                   15,464               14,814
08/31/2002        17,349                   15,590               14,936
09/30/2002        17,729                   15,823               15,158
10/31/2002        17,435                   15,484               14,834
11/30/2002        17,363                   15,474               14,824
12/31/2002        17,729                   15,817               15,152
01/31/2003        17,684                   15,745               15,084
02/28/2003        17,931                   15,936               15,266
03/31/2003        17,942                   15,894               15,227
04/30/2003        18,061                   16,055               15,381
05/31/2003        18,484                   16,384               15,696
06/30/2003        18,405                   16,259               15,576
07/31/2003        17,761                   15,725               15,065
08/31/2003        17,893                   15,852               15,187
09/30/2003        18,419                   16,250               15,567
10/31/2003        18,327                   16,171               15,492
11/30/2003        18,518                   16,364               15,676
12/31/2003        18,671                   16,477               15,785
01/31/2004        18,778                   16,558               15,862
02/29/2004        19,061                   16,817               16,111
03/31/2004        18,994                   16,770               16,065
04/30/2004        18,544                   16,428               15,738
05/31/2004        18,477                   16,364               15,676


The graph does not reflect the deduction of taxes, such as state and local taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 4

  Fund Spotlight as of 5/31/04                Nuveen Florida Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                           $9.96    $9.95    $9.95    $9.95
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0405  $0.0340  $0.0360  $0.0420
         --------------------------------------------------------------
         Inception Date              6/15/90  2/03/97  9/14/95  2/03/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.12% -4.33%
                  -------------------------------------------
                  5-Year                         3.80%  2.92%
                  -------------------------------------------
                  10-Year                        5.04%  4.59%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -0.89% -4.70%
                  -------------------------------------------
                  5-Year                         2.98%  2.82%
                  -------------------------------------------
                  10-Year                        4.47%  4.47%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.65%
                  -------------------------------------------
                  5-Year                         3.22%
                  -------------------------------------------
                  10-Year                        4.47%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         0.06%
                  -------------------------------------------
                  5-Year                         4.00%
                  -------------------------------------------
                  10-Year                        5.19%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.87%  4.67%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.31%  4.13%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.99%  5.74%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.10%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.76%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.22%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.87%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.96%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.50%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              5.06%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.71%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.54%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.25%       -2.97%
                            ------------------------------------------
                            5-Year            4.19%        3.31%
                            ------------------------------------------
                            10-Year           5.18%        4.73%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.48%       -3.38%
                            ------------------------------------------
                            5-Year            3.39%        3.22%
                            ------------------------------------------
                            10-Year           4.60%        4.60%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.62%
                            ------------------------------------------
                            5-Year            3.60%
                            ------------------------------------------
                            10-Year           4.61%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.44%
                            ------------------------------------------
                            5-Year            4.39%
                            ------------------------------------------
                            10-Year           5.33%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   49%
AA                    11%
A                     12%
BBB                   11%
NR                    17%

                  Top Five Sectors/4/
                  Housing/Multifamily                     19%
                  -------------------------------------------
                  Healthcare                              18%
                  -------------------------------------------
                  Tax Obligation/Limited                  12%
                  -------------------------------------------
                  U.S. Guaranteed                         10%
                  -------------------------------------------
                  Transportation                           9%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $326,690
                  -------------------------------------------
                  Average Effective Maturity (Years)    20.01
                  -------------------------------------------
                  Average Duration                       6.37
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 28%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                             Annual Report  Page 5

Portfolio of Investments
NUVEEN FLORIDA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 1.1%

    $  3,675 Florida, Board of Education Lottery Revenue Bonds, Series     1/13 at 101.00       AAA $  3,672,758
              2002C, 4.750%, 1/01/21 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Healthcare - 18.2%

       3,550 Highlands County Health Facilities Authority, Florida,       11/11 at 101.00         A    3,678,191
              Hospital Revenue Bonds, Adventist Health System Sunbelt
              Obligated Group, Series 2001A, 6.000%, 11/15/31

             Hillsborough County Industrial Development Authority,
             Florida, Hospital Revenue Bonds, Tampa General Hospital,
             Series 2003B:
       1,000  5.250%, 10/01/28                                            10/13 at 100.00      Baa1      953,080
       2,580  5.250%, 10/01/34                                            10/13 at 100.00      Baa1    2,435,468

       8,500 Jacksonville Economic Development Commission, Florida,       11/11 at 101.00        AA    8,617,980
              Healthcare Facilities Revenue Bonds, Mayo Clinic, Series
              2001A, 5.500%, 11/15/36

       1,750 Lakeland, Florida, Hospital System Revenue Refunding Bonds,  11/06 at 102.00       AAA    1,765,540
              Lakeland Regional Medical Center, Series 1996A, 5.250%,
              11/15/25 - MBIA Insured

       5,000 North Broward Hospital District, Florida, Revenue and         1/11 at 101.00        A-    5,174,150
              Improvement Bonds, Series 2001, 6.000%, 1/15/31

       3,250 Orange County Health Facilities Authority, Florida,          11/12 at 100.00         A    3,423,192
              Hospital Revenue Bonds, Adventist Health System/ Sunbelt
              Obligated Group, Series 2002, 6.250%, 11/15/24

      10,645 Orange County Health Facilities Authority, Florida,          11/05 at 102.00       AAA   10,971,908
              Hospital Revenue Bonds, Adventist Health System/ Sunbelt
              Obligated Group, Series 1995, 5.250%, 11/15/20 - AMBAC
              Insured

       5,000 Palm Beach County Health Facilities Authority, Florida,      12/11 at 101.00         A    5,013,350
              Hospital Revenue Refunding Bonds, BRCH Corporation
              Obligated Group, Series 2001, 5.625%, 12/01/31

             Pinellas County Health Facilities Authority, Florida,
             Revenue Bonds, Baycare Health System, Series 2003:
       7,000  5.750%, 11/15/27                                             5/13 at 100.00        A1    7,184,590
       3,000  5.500%, 11/15/33                                             5/13 at 100.00        A1    3,009,390

       5,000 South Broward Hospital District, Florida, Hospital Revenue    5/12 at 101.00       Aa3    5,133,800
              Bonds, Series 2002, 5.625%, 5/01/32

       2,040 Tallahassee, Florida, Health Facilities Revenue Bonds,       12/10 at 100.00      Baa2    2,034,798
              Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%,
              12/01/30
----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 19.1%

         600 Broward County Housing Finance Authority, Florida,            2/05 at 102.00       AAA      617,976
              Multifamily Housing Revenue Refunding Bonds, Lakeside
              Apartments Project, Series 1995, 7.000%, 2/01/25

         250 Broward CountyHousing Finance Authority, Florida,             8/06 at 102.00       AAA      261,663
              Multifamily Housing Revenue Refunding Bonds, Boardwalk
              Apartments Project, Series 1996, 6.200%, 8/01/16

      10,990 Broward County Housing Finance Authority, Florida,            7/09 at 102.00       N/R   10,810,314
              Multifamily Housing Revenue Bonds, Pier Club Apartments
              Project, Series 1999, 7.000%, 7/01/34

       2,700 Duval County Housing Finance Authority, Florida,              4/05 at 102.00       BBB    2,779,623
              Multifamily Housing Revenue Refunding Bonds, Greentree
              Place Project, Series 1995, 6.750%, 4/01/25 (Mandatory put
              4/01/15)

         215 Florida Housing Finance Agency, General Mortgage Revenue      6/04 at 101.00       AAA      217,350
              Refunding Bonds, Series 1992A, 6.400%, 6/01/24

             Florida Housing Finance Agency, Housing Revenue Bonds,
             Antigua Club Apartments Project, Series 1995A-1:
       1,000  6.750%, 8/01/14 (Alternative Minimum Tax) - AMBAC Insured    2/05 at 102.00       AAA    1,029,850
       5,000  6.875%, 8/01/26 (Alternative Minimum Tax) - AMBAC Insured    2/05 at 102.00       AAA    5,139,500

       1,115 Florida Housing Finance Agency, Housing Revenue Bonds,        2/05 at 102.00       AAA    1,146,109
              Brittany of Rosemont Apartment Project, Series 1995C-1,
              6.875%, 8/01/26 (Alternative Minimum Tax) - AMBAC Insured

             Florida Housing Finance Agency, Housing Revenue Bonds,
             Vinyards Project, Series 1995H:
       1,260  6.400%, 11/01/15                                            11/05 at 102.00       BBB    1,291,739
       1,660  6.500%, 11/01/25                                            11/05 at 102.00       BBB    1,696,570

       3,500 Florida Housing Finance Agency, Housing Revenue Bonds,       10/06 at 102.00       AAA    3,640,840
              Villas of Capri Project, Series 1996H, 6.100%, 4/01/17
              (Alternative Minimum Tax)

----
6

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  1,000 Florida Housing Finance Agency, Housing Revenue Bonds,        9/06 at 102.00       AAA $  1,029,630
              Leigh Meadows Apartments Project, Series 1996N, 6.300%,
              9/01/36 (Alternative Minimum Tax) - AMBAC Insured

       1,000 Florida Housing Finance Agency, Housing Revenue Bonds,        9/06 at 102.00       AAA    1,029,630
              Stoddert Arms Apartments Project, Series 1996O, 6.300%,
              9/01/36 (Alternative Minimum Tax) - AMBAC Insured

       1,400 Florida Housing Finance Agency, GNMA Collateralized           6/04 at 100.00       AAA    1,401,988
              Multifamily Housing Revenue Bonds, Driftwood Terrace
              Apartments Project, Series 1989I, 7.650%, 12/20/31
              (Alternative Minimum Tax)

      10,000 Florida Housing Finance Agency, Housing Revenue Bonds,        7/08 at 102.00       N/R    8,460,900
              Whistlers Cove Apartment Project, Series 1998T-1, 6.500%,
              1/01/39 (Alternative Minimum Tax)

       9,995 Florida Housing Finance Corporation, Revenue Bonds,           2/16 at 100.00       N/R    8,774,710
              Pembroke Apartments, Series 2001B, 7.750%, 2/01/41

         745 Palm Beach County Housing Finance Authority, Florida,         6/08 at 102.00       N/R      745,216
              Multifamily Housing Revenue Bonds, Affordable Housing
              Guarantee Program, Windsor Park Apartments, Series 1998A,
              5.900%, 6/01/38 (Alternative Minimum Tax)

      12,970 Palm Beach County Housing Finance Authority, Florida,         7/10 at 102.00       N/R   12,355,092
              Multifamily Housing Revenue Bonds, Saddlebrook Apartments,
              Series 2000A, 7.450%, 7/01/40 (Alternative Minimum
              Tax) (Mandatory put 7/01/30)
----------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.4%

         775 Clay County Housing Finance Authority, Florida, Multi         3/05 at 102.00       Aaa      793,189
              County Single Family Mortgage Revenue Bonds, Series 1995,
              6.550%, 3/01/28 (Alternative Minimum Tax)

         660 Dade County Housing Finance Authority, Florida, Single        4/05 at 102.00       AAA      679,008
              Family Mortgage Revenue Bonds, Series 1995, 6.700%,
              4/01/28 (Alternative Minimum Tax)

         155 Duval County Housing Finance Authority, Florida, GNMA        10/04 at 102.00       Aaa      158,709
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 1994, 6.550%, 10/01/15 (Alternative
              Minimum Tax)

         340 Florida Housing Finance Agency, Single Family Mortgage        7/04 at 102.00       AAA      347,269
              Revenue Refunding Bonds, Series 1994A, 6.250%, 7/01/11

             Florida Housing Finance Agency, Single Family Mortgage
             Revenue Refunding Bonds, Series 1995A:
         205  6.550%, 7/01/14 (Alternative Minimum Tax)                    1/05 at 102.00       AAA      207,068
         210  6.650%, 1/01/24 (Alternative Minimum Tax)                    1/05 at 102.00       AAA      215,605

         395 Leon County Housing Finance Authority, Florida, Single          No Opt. Call       AAA      405,408
              Family Mortgage Revenue Bonds, Multicounty Program, Series
              1995B, 7.300%, 1/01/28 (Alternative Minimum Tax)

         125 Manatee County Housing Finance Authority, Florida, Single    11/05 at 102.00       Aaa      129,774
              Family Mortgage Revenue Bonds, Series 1994 - Subseries 3,
              7.600%, 11/01/26 (Alternative Minimum Tax)

       3,600 Orange County Housing Finance Authority, Florida, Homeowner    9/08 at 27.73       Aaa      729,612
              Revenue Bonds, Series 1999A-2, 0.000%, 3/01/31

       1,030 Orange County Housing Finance Authority, Florida, Homeowner   3/11 at 101.00       Aaa    1,047,160
              Revenue Bonds, Series 2002A, 5.550%, 9/01/33 (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.9%

      10,000 Atlantic Beach, Florida, Health Care Facilities Revenue      10/09 at 101.00         A   10,002,000
              Refunding Bonds, Fleet Landing Project, Series 1999,
              6.000%, 10/01/29 - ACA Insured

       8,000 Palm Beach County Health Facilities Authority, Florida,      11/06 at 102.00      BBB+    8,094,080
              Retirement Community Revenue Bonds, Adult Communities
              Total Services Inc. Obligated Group, Series 1996, 5.625%,
              11/15/20

             Sarasota County Health Facility Authority, Florida, Health
             Facilities Revenue Bonds, Sunnyside Properties, Series 1995:
         170  5.500%, 5/15/05                                                No Opt. Call       N/R      172,353
       1,000  6.000%, 5/15/10                                              5/06 at 102.00       N/R      991,890
----------------------------------------------------------------------------------------------------------------
             Materials - 6.8%

       5,500 Escambia County, Florida, Pollution Control Revenue Bonds,    8/04 at 102.00       BBB    5,641,020
              Champion International Corporation Project, Series 1994,
              6.900%, 8/01/22 (Alternative Minimum Tax)

       4,350 Escambia County, Florida, Pollution Control Revenue Bonds,    9/06 at 102.00      Baa2    4,454,966
              Champion International Corporation Project, Series 1996,
              6.400%, 9/01/30 (Alternative Minimum Tax)

----
7

Portfolio of Investments
NUVEEN FLORIDA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Materials (continued)

    $ 10,000 Hillsborough County Industrial Development Authority,         4/10 at 101.00       N/R $ 10,486,400
              Florida, Exempt Facilities Revenue Bonds, National Gypsum
              Company Apollo Beach Project, Series 2000B, 7.125%,
              4/01/30 (Alternative Minimum Tax)

       1,500 Nassau County, Florida, Pollution Control Revenue Refunding   7/04 at 101.00      BBB-    1,469,925
              Bonds, ITT Rayonier Inc., Series 1993, 6.200%, 7/01/15
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 5.9%

       5,465 Florida Department of Transportation, Full Faith and Credit   7/12 at 101.00       AA+    5,740,764
              Right-of-Way Acquisition and Bridge Construction Bonds,
              Series 2002, 5.250%, 7/01/20

       2,165 Florida State Board of Education, Full Faith and Credit         No Opt. Call       AA+    2,904,932
              Public Education Capital Outlay Bonds, Series 1985,
              9.125%, 6/01/14

       6,640 Florida State Board of Education, Full Faith and Credit       6/12 at 101.00       AAA    6,797,169
              Public Education Capital Outlay Bonds, Series 2002B,
              5.000%, 6/01/21 - MBIA Insured

             Palm Beach County, Florida, General Obligation Bonds,
             Recreational and Cultural Facilities Program, Series 1999A:
       1,560  5.750%, 8/01/18                                              8/09 at 100.00       AAA    1,716,983
       1,970  5.750%, 8/01/19                                              8/09 at 100.00       AAA    2,150,748
----------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 12.3%

             Miami-Dade County, Florida, Beacon Tradeport Community
             Development District, Special Assessment Bonds, Commercial
             Project, Series 2002A:
       1,975  5.500%, 5/01/22 - RAAI Insured                               5/12 at 102.00        AA    2,041,281
         850  5.625%, 5/01/32 - RAAI Insured                               5/12 at 102.00        AA      877,565

       5,000 Hernando County, Florida, Criminal Justice Complex              No Opt. Call       AAA    6,519,700
              Financing Program, Series 1986, 7.650%, 7/01/16 - FGIC
              Insured

       1,000 Hillsborough County School Board, Florida, Certificates of    7/14 at 100.00       AAA    1,049,680
              Participation, Series 2004B, 5.000%, 7/01/17 - MBIA Insured

       3,000 Hillsborough County School District, Florida, Sales Tax      10/11 at 100.00       AAA    3,187,050
              Revenue Bonds, Series 2002, 5.375%, 10/01/20 - AMBAC
              Insured

       3,000 Jacksonville, Florida, Excise Taxes Revenue Refunding        10/13 at 100.00       AAA    3,168,690
              Bonds, Series 2003C, 5.250%, 10/01/17 (Alternative Minimum
              Tax) - MBIA Insured

       4,120 Jacksonville, Florida, Better Jacksonville Sales Tax         10/13 at 100.00       AAA    4,332,427
              Revenue Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured

       1,000 Miami Beach Redevelopment Agency, Florida, Tax Increment     12/04 at 102.00        A-    1,015,040
              Revenue Bonds, City Center/Historic Convention Village,
              Series 1993, 5.875%, 12/01/22 (Alternative Minimum Tax)

       3,760 Miami-Dade County Industrial Development Authority,          10/10 at 102.00       AAA    3,869,153
              Florida, Revenue Bonds, BAC Funding Corporation, Series
              2000A, 5.375%, 10/01/30 - AMBAC Insured

       1,750 Northern Palm Beach County Improvement District, Florida,     8/09 at 101.00       N/R    1,751,155
              Revenue Bonds, Water Control and Improvement Development
              Unit 9B, Series 1999, 6.000%, 8/01/29

       5,550 Okaloosa County, Florida, Fourth Cent Tourist Development    10/10 at 101.00       AAA    6,076,195
              Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 - AMBAC
              Insured

       4,000 Orange County, Florida, Sales Tax Revenue Bonds, Series       1/13 at 100.00       AAA    4,089,040
              2002A, 5.125%, 1/01/23 - FGIC Insured

       2,150 Palm Beach County School Board, Florida, Certificates of      8/14 at 100.00       AAA    2,169,501
              Participation, Series 2004A, 5.000%, 8/01/24 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             Transportation - 9.1%

       6,000 Broward County, Florida, Airport System Revenue Bonds,       10/11 at 101.00       AAA    6,005,580
              Series 2001J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)
              - AMBAC Insured

       4,000 Greater Orlando Aviation Authority, Florida, Airport         10/12 at 100.00       AAA    4,032,120
              Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21
              (Alternative Minimum Tax) - FSA Insured

       1,000 Hillsborough County Aviation Authority, Florida, Revenue     10/06 at 102.00       AAA    1,077,010
              Bonds, Tampa International Airport, Series 1996B, 5.875%,
              10/01/23 - FGIC Insured

----
8

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Transportation (continued)

    $  3,370 Hillsborough County Aviation Authority, Florida, Revenue     10/13 at 100.00       AAA $  3,486,703
              Bonds, Tampa International Airport, Series 2003B, 5.250%,
              10/01/18 (Alternative Minimum Tax) - MBIA Insured

      10,065 Lee County, Florida, Airport Revenue Bonds, Series 2000A,    10/10 at 101.00       AAA   10,677,556
              5.750%, 10/01/22 (Alternative Minimum Tax) - FSA Insured

       4,000 Miami-Dade County, Florida, Aviation Revenue Bonds, Miami    10/12 at 100.00       AAA    4,300,520
              International Airport, Series 2002, 5.750%, 10/01/20
              (Alternative Minimum Tax) - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.0%

       2,220 Dade County Health Facilities Authority, Florida, Hospital      No Opt. Call       AAA    2,474,190
              Revenue Bonds, Baptist Hospital of Miami Project, Series
              1991A, 5.750%, 5/01/21 - MBIA Insured

       2,000 Florida Housing Finance Agency, Multifamily Housing Revenue   8/06 at 102.00       AAA    2,210,740
              Refunding Bonds, Players Club Apartment Project, Series
              1991C, 6.200%, 8/01/16 (Pre-refunded to 8/01/06)

             Florida, Full Faith and Credit General Obligation Bonds,
             Broward County Expressway Authority, Series 1984:
       4,000  9.875%, 7/01/09                                                No Opt. Call       AAA    4,919,640
       1,000  10.000%, 7/01/14                                               No Opt. Call       AAA    1,408,850

         335 Florida State Board of Education, Full Faith and Credit       6/04 at 100.00       AAA      444,719
              Public Education Capital Outlay Bonds, Series 1985,
              9.125%, 6/01/14

       7,000 Lakeland, Florida, Energy System Revenue Bonds, Series       10/10 at 100.00       AAA    7,829,780
              2000B, 5.500%, 10/01/40 (Pre-refunded to 10/01/10) - MBIA
              Insured

         145 Orange County, Florida, Sales Tax Revenue Bonds, Series       7/04 at 100.00       AAA      167,669
              1989, 6.125%, 1/01/19 - FGIC Insured

       1,000 Orlando Utilities Commission, Florida, Subordinate Lien         No Opt. Call    Aa1***    1,206,950
              Water and Electric Revenue Bonds, Series 1989D, 6.750%,
              10/01/17

       4,000 Palm Beach County, Florida, Industrial Development Revenue   12/06 at 102.00      A***    4,490,440
              Bonds, Lourdes-Noreen McKeen Residence for Geriatric Care,
              Inc., Series 1996, 6.625%, 12/01/26 (Pre-refunded to
              12/01/06)

       5,000 Sunrise Lakes Phase 4 Recreation District, Florida, General   8/05 at 102.00    N/R***    5,387,800
              Obligation and Revenue Bonds, Series 1995A, 6.750%,
              8/01/24 (Pre-refunded to 8/01/05)

       2,000 Tampa, Florida, Healthcare System Revenue Bonds, Allegany    12/04 at 102.00       AAA    2,091,920
              Health System - St. Joseph's Hospital, Series 1994,
              6.500%, 12/01/23 (Pre-refunded to 12/01/04) - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Utilities - 5.9%

       4,350 Hillsborough County Industrial Development Authority,        10/12 at 100.00      Baa2    4,343,301
              Florida, Pollution Control Revenue Bonds, Tampa Electric
              Company Project, Series 2002, 5.100%, 10/01/13

      10,020 JEA St. John's River Power Park System, Florida, Revenue     10/11 at 100.00       Aa2   10,257,274
              Refunding Bonds, Series 2002-17, Issue 2, 5.000%, 10/01/18

       8,000 Palm Beach County Solid Waste Authority, Florida, Revenue       No Opt. Call       AAA    4,715,680
              Bonds, Series 2002B, 0.000%, 10/01/15 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.8%

         705 Callaway/Bay County, Florida, Wastewater System Revenue       9/06 at 102.00       AAA      762,535
              Bonds, Series 1996A, 6.000%, 9/01/26 - FGIC Insured

             Manatee County, Florida, Public Utilities Revenue Refunding
             and Improvement Bonds, Series 1991C:
       1,850  0.000%, 10/01/08 - MBIA Insured                                No Opt. Call       AAA    1,601,157
       2,800  0.000%, 10/01/09 - MBIA Insured                                No Opt. Call       AAA    2,301,404

       4,600 Port St. Lucie, Florida, Utility System Revenue Bonds,        9/11 at 100.00       AAA    4,610,671
              Series 2001, 5.125%, 9/01/31 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
    $319,820 Total Long-Term Investments (cost $313,248,776) - 98.5%                                 321,783,613
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.5%                                                      4,906,702
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $326,690,315
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.

----
9

Statement of Assets and Liabilities
NUVEEN FLORIDA MUNICIPAL BOND FUND
May 31, 2004

    ------------------------------------------------------------------------
    Assets
    Investments, at market value (cost $313,248,776)           $321,783,613
    Cash                                                            573,074
    Receivables:
      Interest                                                    4,799,622
      Investments sold                                            1,494,056
      Shares sold                                                   123,850
    Other assets                                                     18,033
    ------------------------------------------------------------------------
        Total assets                                            328,792,248
    ------------------------------------------------------------------------
    Liabilities
    Payable for shares redeemed                                     465,931
    Accrued expenses:
      Management fees                                               149,506
      12b-1 distribution and service fees                            78,037
      Other                                                          92,026
    Dividends payable                                             1,316,433
    ------------------------------------------------------------------------
        Total liabilities                                         2,101,933
    ------------------------------------------------------------------------
    Net assets                                                 $326,690,315
    ------------------------------------------------------------------------
    Class A Shares
    Net assets                                                 $205,058,236
    Shares outstanding                                           20,590,232
    Net asset value per share                                  $       9.96
    Offering price per share (net asset value per share plus
     maximum sales charge of 4.20% of offering price)          $      10.40
    ------------------------------------------------------------------------
    Class B Shares
    Net assets                                                 $ 29,120,435
    Shares outstanding                                            2,925,317
    Net asset value and offering price per share               $       9.95
    ------------------------------------------------------------------------
    Class C Shares
    Net assets                                                 $ 30,916,905
    Shares outstanding                                            3,106,760
    Net asset value and offering price per share               $       9.95
    ------------------------------------------------------------------------
    Class R Shares
    Net assets                                                 $ 61,594,739
    Shares outstanding                                            6,191,028
    Net asset value and offering price per share               $       9.95
    ------------------------------------------------------------------------

    Net Assets Consist of:
    ------------------------------------------------------------------------
    Capital paid-in                                            $332,701,653
    Undistributed (Over-distribution of) net investment income     (463,066)
    Accumulated net realized gain (loss) from investments       (14,083,109)
    Net unrealized appreciation of investments                    8,534,837
    ------------------------------------------------------------------------
    Net assets                                                 $326,690,315
    ------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
10

Statement of Operations
NUVEEN FLORIDA MUNICIPAL BOND FUND
Year Ended May 31, 2004

---------------------------------------------------------------------------------
Investment Income                                                   $ 20,009,653
---------------------------------------------------------------------------------
Expenses
Management fees                                                        1,893,315
12b-1 service fees - Class A                                             446,040
12b-1 distribution and service fees - Class B                            301,940
12b-1 distribution and service fees - Class C                            245,442
Shareholders' servicing agent fees and expenses                          172,755
Custodian's fees and expenses                                             88,073
Trustees' fees and expenses                                                7,835
Professional fees                                                         53,611
Shareholders' reports - printing and mailing expenses                     66,077
Federal and state registration fees                                        7,925
Other expenses                                                            12,868
---------------------------------------------------------------------------------
Total expenses before custodian fee credit                             3,295,881
  Custodian fee credit                                                    (5,840)
---------------------------------------------------------------------------------
Net expenses                                                           3,290,041
---------------------------------------------------------------------------------
Net investment income                                                 16,719,612
---------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                             (1,131,630)
Net change in unrealized appreciation (depreciation) of investments  (16,797,688)
---------------------------------------------------------------------------------
Net gain (loss) from investments                                     (17,929,318)
---------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $ (1,209,706)
---------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
11

Statement of Changes in Net Assets
NUVEEN FLORIDA MUNICIPAL BOND FUND

                                                                     Year Ended    Year Ended
                                                                        5/31/04       5/31/03
---------------------------------------------------------------------------------------------
Operations
Net investment income                                             $ 16,719,612  $ 18,233,141
Net realized gain (loss) from investments                           (1,131,630)  (12,100,973)
Net change in unrealized appreciation (depreciation) of
 investments                                                       (16,797,688)   20,716,763
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               (1,209,706)   26,848,931
---------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                           (10,679,763)  (12,553,211)
 Class B                                                            (1,277,320)   (1,329,660)
 Class C                                                            (1,394,076)   (1,446,772)
 Class R                                                            (3,189,940)   (3,468,155)
From accumulated net realized gains from investments:
 Class A                                                                    --    (1,205,491)
 Class B                                                                    --      (149,703)
 Class C                                                                    --      (157,742)
 Class R                                                                    --      (324,047)
---------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders          (16,541,099)  (20,634,781)
---------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                    32,409,434    57,307,251
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                       5,817,339     6,813,802
---------------------------------------------------------------------------------------------
                                                                    38,226,773    64,121,053
Cost of shares redeemed                                            (77,604,299)  (44,894,456)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                                      (39,377,526)   19,226,597
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                              (57,128,331)   25,440,747
Net assets at the beginning of year                                383,818,646   358,377,899
---------------------------------------------------------------------------------------------
Net assets at the end of year                                     $326,690,315  $383,818,646
---------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at
 the end of year                                                  $   (463,066) $   (641,180)
---------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
12

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Fund was organized as a series of a predecessor trust prior to that date.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2004, the Fund had no such outstanding purchase commitments.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2004, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
13

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 2004.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
The Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                         Year Ended                Year Ended
                                                           5/31/04                   5/31/03
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,893,240  $ 19,262,423   2,779,672  $ 28,698,676
  Class B                                            331,062     3,383,192     781,086     8,051,774
  Class C                                            719,314     7,333,582   1,335,919    13,782,465
  Class R                                            238,556     2,430,237     655,346     6,774,336
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            289,528     2,952,626     349,644     3,593,931
  Class B                                             25,477       259,630      32,951       338,339
  Class C                                             45,109       459,674      40,041       411,309
  Class R                                            210,645     2,145,409     240,423     2,470,223
-----------------------------------------------------------------------------------------------------
                                                   3,752,931    38,226,773   6,215,082    64,121,053
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (5,265,634)  (53,428,367) (3,188,954)  (32,822,933)
  Class B                                           (594,140)   (6,023,142)   (387,923)   (3,998,151)
  Class C                                         (1,137,705)  (11,521,598)   (418,671)   (4,292,659)
  Class R                                           (654,510)   (6,631,192)   (368,420)   (3,780,713)
-----------------------------------------------------------------------------------------------------
                                                  (7,651,989)  (77,604,299) (4,363,968)  (44,894,456)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                           (3,899,058) $(39,377,526)  1,851,114  $ 19,226,597
-----------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended May 31, 2004, aggregated $22,398,741 and $65,673,173, respectively.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2004, the cost of investments owned was $313,199,614.


----
14

The net unrealized appreciation of investments at May 31, 2004, aggregated $8,583,999 of which $12,785,685 related to appreciated securities and $4,201,686 related to depreciated securities.

The tax components of undistributed net investment income and net realized gains at May 31, 2004, were as follows:

               --------------------------------------------------
               Undistributed net tax-exempt income       $804,210
               Undistributed net ordinary income*              --
               Undistributed net long-term capital gains       --
               --------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003, was designated for purposes of the dividends paid deduction as follows:

           2004
           ----------------------------------------------------------
           Distributions from net tax-exempt income       $16,691,067
           Distributions from net ordinary income*                 --
           Distributions from net long-term capital gains          --
           ----------------------------------------------------------

           2003
           ----------------------------------------------------------
           Distributions from net tax-exempt income       $18,869,250
           Distributions from net ordinary income*             44,976
           Distributions from net long-term capital gains   1,798,904
           ----------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2004, the Fund had an unused capital loss carryforward of $12,700,900 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2012.

The Fund elected to defer net realized losses from investments incurred from November 1, 2003 through May 31, 2004 ("post-October losses") in accordance with Federal income tax regulations. The Fund had $1,382,208 of post-October losses that were treated as having arisen in the following fiscal year.

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of the Fund as follows:

           Average Daily Net Assets                  Management Fee
           ---------------------------------------------------------
           For the first $125 million                         .5500%
           For the next $125 million                          .5375
           For the next $250 million                          .5250
           For the next $500 million                          .5125
           For the next $1 billion                            .5000
           For the next $3 billion                            .4750
           For net assets over $5 billion                     .4500
           ---------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan deferred amounts are treated as though equal dollar amounts had been invested in shares of Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Fund if the complex-wide fee schedule were not implemented.

The Adviser may voluntarily reimburse expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
15

During the fiscal year ended May 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                -----------------------------------------------
                Sales charges collected (unaudited)    $350,021
                Paid to authorized dealers (unaudited)  301,743
                -----------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                    ----------------------------------------
                    Commission advances (unaudited) $196,648
                    ----------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2004, the Distributor retained such 12b-1 fees as follows:

                    ----------------------------------------
                    12b-1 fees retained (unaudited) $315,988
                    ----------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2004, as follows:

                       ----------------------------------
                       CDSC retained (unaudited) $128,750
                       ----------------------------------

6. Subsequent Event - Distributions to Shareholders

The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 2004, to shareholders of record on June 9, 2004, as follows:

                           --------------------------
                           Dividend per share:
                             Class A           $.0405
                             Class B            .0340
                             Class C            .0360
                             Class R            .0420
                           --------------------------


----
16

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                      Investment Operations        Less Distributions
                  ----------------------------  -----------------------                      --------


FLORIDA


                                    Net
                              Realized/
                             Unrealized
        Beginning        Net    Invest-             Net                   Ending               Ending
Year          Net    Invest-       ment         Invest-                      Net                  Net
Ended       Asset       ment       Gain            ment  Capital           Asset     Total     Assets
May 31,     Value Income (a)     (Loss)   Total  Income    Gains   Total   Value Return(b)      (000)
------------------------------------------------------------------------------------------------------
Class A (6/90)
  2004     $10.46       $.49      $(.50) $(.01)   $(.49)   $  --  $(.49) $ 9.96       (.12)% $205,058
  2003      10.28        .51        .25    .76     (.53)    (.05)  (.58)  10.46       7.60    247,569
  2002      10.34        .54       (.05)   .49     (.55)      --   (.55)  10.28       4.84    244,023
  2001       9.97        .56        .36    .92     (.55)      --   (.55)  10.34       9.35    239,837
  2000      10.76        .54       (.77)  (.23)    (.55)    (.01)  (.56)   9.97      (2.17)   250,178
Class B (2/97)
  2004      10.45        .42       (.51)  (.09)    (.41)      --   (.41)   9.95       (.89)    29,120
  2003      10.27        .43        .25    .68     (.45)    (.05)  (.50)  10.45       6.80     33,056
  2002      10.33        .47       (.06)   .41     (.47)      --   (.47)  10.27       4.06     28,120
  2001       9.96        .48        .36    .84     (.47)      --   (.47)  10.33       8.53     22,629
  2000      10.77        .46       (.79)  (.33)    (.47)    (.01)  (.48)   9.96      (3.10)    17,476
Class C (9/95)
  2004      10.45        .44       (.51)  (.07)    (.43)      --   (.43)   9.95       (.65)    30,917
  2003      10.28        .45        .24    .69     (.47)    (.05)  (.52)  10.45       6.94     36,374
  2002      10.34        .49       (.05)   .44     (.50)      --   (.50)  10.28       4.29     25,932
  2001       9.97        .50        .36    .86     (.49)      --   (.49)  10.34       8.78     19,961
  2000      10.77        .48       (.78)  (.30)    (.49)    (.01)  (.50)   9.97      (2.79)    17,167
Class R (2/97)
  2004      10.45        .51       (.50)   .01     (.51)      --   (.51)   9.95        .06     61,595
  2003      10.27        .53        .25    .78     (.55)    (.05)  (.60)  10.45       7.86     66,819
  2002      10.33        .56       (.05)   .51     (.57)      --   (.57)  10.27       5.07     60,302
  2001       9.96        .58        .35    .93     (.56)      --   (.56)  10.33       9.54     58,694
  2000      10.76        .56       (.78)  (.22)    (.57)    (.01)  (.58)   9.96      (2.07)    56,943
------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                          Ratios/Supplemental Data
        -------------------------------------------------------------------
          Before Credit/         After          After Credit/
          Reimbursement     Reimbursement(c)   Reimbursement(d)
FLORIDA -----------------  -----------------  -----------------
                    Ratio              Ratio              Ratio
                   of Net             of Net             of Net
                  Invest-            Invest-            Invest-
        Ratio of     ment  Ratio of     ment  Ratio of     ment
        Expenses   Income  Expenses   Income  Expenses   Income
              to       to        to       to        to       to
Year     Average  Average   Average  Average   Average  Average  Portfolio
Ended        Net      Net       Net      Net       Net      Net   Turnover
May 31,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------
Class A (6/90)
  2004       .85%    4.83%      .85%    4.83%      .85%    4.84%         6%
  2003       .85     4.96       .85     4.96       .84     4.97         19
  2002       .87     5.24       .87     5.24       .86     5.25         17
  2001       .88     5.42       .88     5.42       .87     5.43         22
  2000      1.02     5.27      1.02     5.27      1.01     5.28         18
Class B (2/97)
  2004      1.60     4.08      1.60     4.08      1.60     4.09          6
  2003      1.60     4.21      1.60     4.21      1.59     4.22         19
  2002      1.62     4.49      1.62     4.49      1.61     4.50         17
  2001      1.63     4.67      1.63     4.67      1.62     4.68         22
  2000      1.79     4.52      1.79     4.52      1.78     4.53         18
Class C (9/95)
  2004      1.40     4.28      1.40     4.28      1.40     4.29          6
  2003      1.40     4.40      1.40     4.40      1.38     4.41         19
  2002      1.42     4.69      1.42     4.69      1.41     4.70         17
  2001      1.43     4.87      1.43     4.87      1.42     4.88         22
  2000      1.59     4.72      1.59     4.72      1.58     4.73         18
Class R (2/97)
  2004       .65     5.03       .65     5.03       .65     5.04          6
  2003       .65     5.16       .65     5.16       .64     5.17         19
  2002       .67     5.44       .67     5.44       .66     5.45         17
  2001       .68     5.62       .68     5.62       .67     5.63         22
  2000       .83     5.47       .83     5.47       .82     5.48         18
---------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Florida Municipal Bond Fund (a series of the Nuveen Multistate Trust I, hereafter referred to as the "Fund") at May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2004 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended May 31, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PricewaterhouseCoopers LLP

Chicago, IL
July 16, 2004


----
18

                                     Notes

--------------------------------------------------------------------------------
19

                                     Notes

--------------------------------------------------------------------------------
20

                                     Notes

--------------------------------------------------------------------------------
21

  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:

--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:

--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004     Dean and Distinguished Professor of Finance,       144
3/6/48                                                   School of Business at the University of
333 W. Wacker Drive                                      Connecticut; previously Senior Vice
Chicago, IL 60606                                        President and Director of Research at the
                                                         Federal Reserve Bank of Chicago (1995-2003);
                                                         Director, Credit Research Center at
                                                         Georgetown University; Director of Xerox
                                                         Corporation (since 2004).


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a construction
Chicago, IL 60606                                        company; Chair, Miami Valley Hospital;
                                                         Chair, Dayton Development Coalition;
                                                         formerly, Member, Community Advisory Board,
                                                         National City Bank, Dayton, Ohio and
                                                         Business Advisory Council, Cleveland Federal
                                                         Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
22

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Officers of the Funds:

-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel of Nuveen Investments, LLC;
                                                  Managing Director (since 2002), General
                                                  Counsel and Assistant Secretary, formerly,
                                                  Vice President of Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.;
                                                  Managing Director (since 2002), Assistant
                                                  Secretary and Associate General Counsel,
                                                  formerly, Vice President (since 2000), of
                                                  Nuveen Asset Management, Inc. Assistant
                                                  Secretary of Nuveen Investments, Inc. (since
                                                  1994); Assistant Secretary of NWQ Investment
                                                  Management Company, LLC (since 2002); Vice
                                                  President and Assistant Secretary of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Managing Director, Associate General Counsel
                                                  and Assistant Secretary of Rittenhouse Asset
                                                  Management, Inc. (since 2003); Chartered
                                                  Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive   Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                 LLC.


-------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                          Assistant Vice President (since 1997), of
333 W. Wacker Drive                               Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                 portfolio manager of Flagship Financial
                                                  Inc.; Chartered Financial Analyst and
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67              and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                               President (since 1997); Vice President and
Chicago, IL 60606                                 Treasurer of Nuveen Investments, Inc. (since
                                                  1999); Vice President and Treasurer of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp (since 1999);
                                                  Vice President and Treasurer of Nuveen Asset
                                                  Management, Inc. (since 2002) and of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Assistant Treasurer of NWQ Investment
                                                  Management Company, LLC (since 2002); Vice
                                                  President and Treasurer of Nuveen
                                                  Rittenhouse Asset Management, Inc. (since
                                                  2003); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                          Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                               Managing Director (since 2004) formerly,
Chicago, IL 60606                                 Vice President (since 1998) of Nuveen
                                                  Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.

----
23

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------
Stephen D. Foy      Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54             and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                             Investments, LLC and Vice President and
Chicago, IL 60606                               Funds Controller (since 1998) of Nuveen
                                                Investments, Inc.; Certified Public
                                                Accountant.


-----------------------------------------------------------------------------------------------------------
J. Thomas Futrell   Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                          Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Steven J. Krupa     Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
David J. Lamb       Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                         Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                             President (since 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments, LLC;
                                                Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------
Tina M. Lazar       Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                         Assistant Vice President (since 1993) of
333 W. Wacker Drive                             Nuveen Investments, LLC.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988     Vice President, Assistant Secretary and            144
7/27/51             and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                               Assistant Secretary of Nuveen Advisory Corp.
                                                and Nuveen Institutional Advisory Corp.;
                                                Assistant Secretary of Nuveen Investments,
                                                Inc. and (since 1997) Nuveen Asset
                                                Management, Inc.; Vice President (since
                                                2000), Assistant Secretary and Assistant
                                                General Counsel (since 1998) of Rittenhouse
                                                Asset Management, Inc.; Vice President and
                                                Assistant Secretary of Nuveen Investments
                                                Advisers Inc. (since 2002); Assistant
                                                Secretary of NWQ Investment Management
                                                Company, LLC (since 2002).


-----------------------------------------------------------------------------------------------------------
John V. Miller      Vice President     2003     Vice President (since 2003) previously,            128
4/10/67                                         Assistant Vice President (since 1999), prior
333 W. Wacker Drive                             thereto, credit analyst (since 1996) of
Chicago, IL 60606                               Nuveen Advisory Corp.; Chartered Financial
                                                Analyst.


-----------------------------------------------------------------------------------------------------------
Edward F. Neild, IV Vice President     1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                          Investments, LLC; Managing Director (since
333 W. Wacker Drive                             1997), formerly Vice President (since 1996)
Chicago, IL 60606                               of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Managing
                                                Director of Nuveen Asset Management, Inc.
                                                (since 1999). Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Daniel S. Solender  Vice President     2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                        (since 2003); previously, Principal and
333 W. Wacker Drive                             portfolio manager with The Vanguard Group
Chicago, IL 60606                               (1999-2003); prior thereto, Assistant Vice
                                                President of the Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Thomas C. Spalding  Vice President     1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                         Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                             Chartered Financial Analyst.
Chicago, IL 60606

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
24

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
25

                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise:
                                  Nuveen, focused on fixed-income investments;
                                  NWQ, specializing in value-style equities;
                                  Rittenhouse, dedicated to conservative
                                  growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-FL-0504D

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated May 31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Maryland Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund

[LOGO] Nuveen Investments

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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With interest rates near historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 2004


[PHOTO]

Timothy R. Schwertfeger



                                  "No one knows
                                 what the future
                                will bring, which
                                 is why we think
                                 a well-balanced
                                 portfolio... is
                                  an important
                                  component in
                                 achieving your
                                    long-term
                                financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of the Nuveen Maryland, Pennsylvania, and Virginia Municipal Bond Funds. Paul, who has 13 years of investment management experience, has managed the Maryland and Virginia Funds since 1999 and assumed management responsibility for the Pennsylvania Fund in January 2003.

-------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the 12-month reporting period ended May 31, 2004?

While interest rates fluctuated over the 12-month period in response to changing investor perceptions about future economic growth, bond yields generally remained at comparatively low historical levels. When this reporting period began, most measures showed that the U.S. economic growth rate was still relatively sluggish. A growing amount of data, however, suggested that conditions were likely to improve later in 2003. Indeed, during the third quarter of last year, the U.S. gross domestic product grew at an annualized rate of 8.2 percent, more than double the second quarter's performance and the fastest annualized quarterly growth rate in nearly 20 years. Although this rapid pace was not considered sustainable, the economy continued to turn in steady performance for the rest of the 12-month reporting period, expanding by an annualized 4.1 percent in the fourth quarter of 2003 and an annualized 3.9 percent in the first three months of 2004.

Continued low interest rates were a major reason for the strong pace of economic growth. When the reporting period began, short-term rates were at their lowest levels in more than four decades. In June 2003, the Federal Reserve Board cut short-term rates even further, providing a very favorable backdrop for the fixed-income markets. Conditions for bonds were especially positive in the immediate aftermath of this rate cut, with long-term yields generally falling and prices rising accordingly (bond yields and prices move in opposite directions). In particular, as investors became more confident in the sustainability of the economic recovery, many looked to higher-yielding bonds because of the income they provided against a backdrop of historically low interest rates.

In July and August 2003, amid growing evidence of economic recovery, fears of inflation and rising interest rates led to a period of rapidly rising bond yields. However, this spike in yields turned out to be short lived, as surprisingly weak employment data suggested the economy was still vulnerable and a significant increase in the rate of inflation failed to materialize. In September 2003, bond yields started a generally steady decline that lasted until March 2004. In the last months of this reporting period, as unmistakable signs of rising prices surfaced, investors became convinced that a near-term hike in short-term rates was coming from the Fed and sent long-term bond yields to their highest levels of the 12-month period.

For the first several months of this reporting period, new municipal bond supply was substantial, as issuers took advantage of historically low rates to refinance debt. Beginning in the summer of 2003, however, less attractive yields led to a decline in municipal issuance. This decline persisted into the first five months of 2004, during which the supply of new bonds was $148 billion nationwide, a 6 percent decline compared to the same time period in 2003. The three states profiled in this report also experienced declines in new municipal bond issuance. During this reporting period, the supply of new bonds fell 2 percent in Maryland, 38 percent in Pennsylvania, and 22 percent in Virginia.

How did the Funds perform during the 12 months ended May 31, 2004?

The chart on the next page provides performance information for the three Funds discussed in this

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns on NAV as of 5/31/04
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Maryland Municipal Bond Fund     -0.15%  4.66%   5.42%
         Lipper Maryland Municipal Debt Funds
           category average/1/                   -0.57%  4.24%   5.27%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

         Nuveen Pennsylvania Municipal Bond
           Fund                                   0.16%  4.50%   5.58%
         Lipper Pennsylvania Municipal Debt
           Funds category average/1/             -0.53%  4.22%   5.36%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

         Nuveen Virginia Municipal Bond Fund      0.84%  4.54%   5.60%
         Lipper Virginia Municipal Debt Funds
           category average/1/                   -0.67%  4.30%   5.47%
         Lehman Brothers Municipal Bond Index/2/ -0.04%  5.49%   6.33%
         -------------------------------------------------------------

Performance quoted represents past performance which is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total Returns at NAV do not reflect the imposition of the maximum sales charge which would reduce returns.

report (Class A shares at net asset value) for the 12 months ended May 31, 2004, as well as for other historical periods. Each Fund's performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its state-specific Lipper peer fund category average. The reasons for each Fund's variance from the national Lehman Brothers Index and corresponding state-specific Lipper fund category are discussed later in the report. While we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state funds with a national average is difficult since most of the national index's results come from out-of- state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2004, the Nuveen Maryland Municipal Bond Fund had positive UNII, while Nuveen Pennsylvania and Virginia Municipal Bond Funds had negative UNII.

What strategies were used to manage these Funds during the 12 months ended May 31, 2004, and how did these strategies influence performance during the period?

All Nuveen municipal bond portfolios are managed with input from Nuveen's experienced research team. That input notwithstanding, each Fund's recent performance varied based upon a variety of unique circumstances. We outline these circumstances below, as well as provide more information about our management tactics in response to these circumstances.

Maryland

Maryland's economy continued to grow at a slow but steady pace during the 12 month period. A number of factors contributed to the economic growth, including strong activity from the port of Baltimore, increased federal defense spending, and close ties to the vibrant Washington, D.C.


--------------------------------------------------------------------------------
1For each state, the Lipper peer group returns shown represent the average annualized total return for all reporting funds for the periods ended May 31, 2004. The Lipper peer categories contained 36, 30 and 19 funds in the Lipper Maryland Municipal Debt Funds Category, 62, 60 and 42 funds in the Lipper Pennsylvania Municipal Debt Funds Category and 35, 30 and 23 funds in the Lipper Virginia Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3
economy. Renewed growth in the state's aerospace, medical research, security, and distribution industries also added to the expansion, which enabled the state to maintain a very low unemployment rate of 4.0 percent as of May 2004, considerably below the national average of 5.6 percent. Maryland's fully funded revenue stabilization fund, equaling 5 percent of spending, contributed to the state's fiscal health. Accordingly, bond rating agencies Moody's and Standard & Poor's maintained Aaa/AAA ratings and stable outlooks for the state.

For the 12-months ended May 31, 2004, the Nuveen Maryland Municipal Bond Fund outperformed the Lipper Maryland Municipal Debt Funds category average and slightly underperformed the national Lehman Brothers Municipal Bond Index. A sizeable weighting in lower-investment-grade securities, especially BBB-rated bonds, had a positive impact on performance. Also helping results were the Fund's holdings of multi-family housing bonds, which posted solid returns during the reporting period. A third favorable factor was the Fund's position in industrial development and pollution control revenue bonds, generally lower-rated bonds for projects operated by corporate entities such as resource recovery facilities or cogeneration plants. These types of securities fared well during the period as the economy and corporate earnings recovered.

Counterbalancing these positive influences was disappointing performance from the Fund's position in inverse floating-rate securities. Because of their long duration (and corresponding sensitivity to interest rate movements), these bonds tended to underperform as interest rates rose during the period. Also, the Fund was hurt by its weighting in AAA-rated securities, especially general obligation bonds, which generally did not perform as well as lower-rated bonds during the 12 month period.

Turnover was relatively modest during the period. When we did make purchases, we tended to emphasize the long-intermediate sector of the yield curve, especially the 10- to 20-year maturity range, which we believed offered investors the greatest amount of relative value. We also saw value opportunities in the healthcare sector, which occupied 16 percent of the portfolio at the period's close. Some of the turnover was the result of bond calls, especially in the single-family housing sector. As issuers redeemed these securities, we looked to invest the proceeds in the areas mentioned above. Finally, throughout the period, we sought to manage the Fund's overall average duration to mitigate the Fund's exposure to rising interest rates.

Pennsylvania

At period end, Pennsylvania maintained credit ratings of AA with a stable outlook from Standard & Poor's and Aa2 with a stable outlook from Moody's. Pennsylvania's conservative financial management helped it weather recent budget problems better than many other states. Increased tax collections also helped the state's financial situation. For the first five months of the 2004 fiscal year, revenues came in $284 million ahead of budget projections. Pennsylvania, in fact, expected to end its fiscal year with a budget surplus of between $100 and $150 million. The state's debt burden, just 1.7 percent of personal income, remained low compared to that of many other states.

For the 12 months ended May 31, 2004, the Nuveen Pennsylvania Municipal Bond Fund outperformed the Lipper Pennsylvania Municipal Debt Funds category average, as well as the national Lehman Brothers Municipal Bond Index. The Fund's performance benefited from a relatively large weighting in BBB-rated bonds, which accounted for 23 percent of the portfolio at the end of the period. The Fund also was helped by its weighting in nonrated bonds, hospital bonds and industrial development and pollution control revenue bonds. A less favorable impact was supplied by the Fund's large position in AAA-rated insured securities, which tended to be underperformers during the 12 month period. As of May 31, 2004, 54 percent of the portfolio was held in AAA/U.S. Guaranteed bonds.


                             Annual Report  Page 4

We did not make substantial changes to the portfolio during the 12 month period, maintaining the Fund's relatively large position in lower-rated bonds along with a large weighting in insured credits. When we did make new purchases, we focused on the long-intermediate portion of the yield curve, as we believed that its 10- to 20-year maturity range provided the Fund with the best value potential. The Fund's duration, or sensitivity to interest rates, remained relatively steady throughout the 12-month period as a result of our efforts to mitigate the Fund's interest rate risk in a fluctuating rate environment.

Virginia

Virginia's economy continued to be stronger than most states, benefiting from growth in construction as well as in professional and business services. Increased federal spending and tourism also helped. Virginia's May 2004 unemployment rate stood at just 3.4 percent, considerably below the national average of 5.6 percent. Economic growth, however, remained concentrated in the northern section of the commonwealth and the Norfolk area, while the rest of Virginia continued to face substantial challenges. In recent years, Virginia has experienced a sharp drop in tax revenues, leading to a nearly $2 billion shortfall in the commonwealth's budget for the 2002-04 fiscal years. To close that gap, the commonwealth implemented a series of spending cuts and relied on one-time revenues and fee increases. On the positive side, Virginia was projected to realize growth in general fund revenues, and revenue collections were on track to meet the commonwealth's goal. At the end of this reporting period, Virginia maintained its high credit ratings of Aaa from Moody's and AAA from Standard & Poor's.

For the 12 months ended May 31, 2004, the Nuveen Virginia Municipal Bond Fund outperformed the Lipper Virginia Municipal Debt Funds category average, and the national Lehman Brothers Municipal Bond Index. The Fund's outperformance can be attributed in part to a significant weighting in lower-rated bonds, with about 19 percent of the portfolio invested in BBB or lower rated and nonrated securities. Both sectors performed very well on a relative basis during the 12 month period. Also, the Fund benefited from a number of formerly distressed holdings that continued to recover from their depressed levels in prior years. Finally, the portfolio included a number of shorter-maturity bonds, which performed better than their longer-term counterparts as many investors seemingly began seeking securities that were less sensitive to rising interest rates.

We made only modest changes to the Fund's portfolio during the period. The Fund's credit quality remained relatively high, with more than half of the portfolio's assets invested in AAA/U.S. Guaranteed bonds. When we did make new purchases, the bonds tended to be in higher-quality securities, especially the general obligation sector. Many of these new purchases were concentrated on the intermediate portion of the yield curve, which in our opinion offered the most compelling value for shareholders. The Fund's duration, or sensitivity to interest rates, rose during the period as more bonds in the portfolio became priced to their maturity dates instead of their shorter call dates. Nevertheless, we were careful to manage duration by selling longer bonds when appropriate, a strategy we considered prudent given the rising-rate environment.


                             Annual Report  Page 5

     Nuveen Maryland Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                      Nuveen Maryland Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

           Nuveen MD Municipal   Nuveen MD Municipal       Lehman Brothers
             Bond Fund (NAV)     Bond Fund (Offer Price)   Municipal Bond Index
             ---------------     -----------------------   --------------------
   5/31/94      10,000                 9,580                    10,000
   6/30/94       9,950                 9,532                     9,938
   7/31/94      10,103                 9,679                    10,121
   8/31/94      10,124                 9,699                    10,156
   9/30/94       9,961                 9,543                    10,007
  10/31/94       9,787                 9,376                     9,829
  11/30/94       9,519                 9,119                     9,651
  12/31/94       9,803                 9,391                     9,864
   1/31/95      10,098                 9,674                    10,145
   2/28/95      10,415                 9,977                    10,440
   3/31/95      10,533                10,091                    10,560
   4/30/95      10,578                10,133                    10,573
   5/31/95      10,899                10,442                    10,910
   6/30/95      10,815                10,361                    10,815
   7/31/95      10,892                10,435                    10,917
   8/31/95      10,990                10,529                    11,056
   9/30/95      11,045                10,581                    11,126
  10/31/95      11,188                10,718                    11,288
  11/30/95      11,352                10,875                    11,475
  12/31/95      11,462                10,981                    11,585
   1/31/96      11,517                11,033                    11,673
   2/29/96      11,452                10,971                    11,594
   3/31/96      11,319                10,843                    11,446
   4/30/96      11,309                10,834                    11,413
   5/31/96      11,310                10,835                    11,409
   6/30/96      11,389                10,910                    11,533
   7/31/96      11,490                11,008                    11,638
   8/31/96      11,490                11,008                    11,635
   9/30/96      11,627                11,139                    11,797
  10/31/96      11,730                11,238                    11,931
  11/30/96      11,903                11,403                    12,149
  12/31/96      11,869                11,371                    12,098
   1/31/97      11,869                11,371                    12,121
   2/28/97      11,963                11,461                    12,232
   3/31/97      11,860                11,362                    12,069
   4/30/97      11,921                11,420                    12,170
   5/31/97      12,063                11,556                    12,353
   6/30/97      12,158                11,647                    12,485
   7/31/97      12,432                11,909                    12,831
   8/31/97      12,351                11,832                    12,710
   9/30/97      12,472                11,948                    12,861
  10/31/97      12,545                12,018                    12,944
  11/30/97      12,607                12,077                    13,020
  12/31/97      12,766                12,230                    13,210
   1/31/98      12,887                12,346                    13,346
   2/28/98      12,887                12,346                    13,350
   3/31/98      12,911                12,369                    13,362
   4/30/98      12,851                12,311                    13,302
   5/31/98      13,023                12,476                    13,512
   6/30/98      13,072                12,523                    13,566
   7/31/98      13,084                12,535                    13,600
   8/31/98      13,270                12,713                    13,810
   9/30/98      13,420                12,856                    13,982
  10/31/98      13,408                12,845                    13,982
  11/30/98      13,471                12,905                    14,031
  12/31/98      13,483                12,917                    14,066
   1/31/99      13,610                13,038                    14,233
   2/28/99      13,547                12,978                    14,171
   3/31/99      13,547                12,978                    14,191
   4/30/99      13,573                13,003                    14,226
   5/31/99      13,497                12,930                    14,144
   6/30/99      13,304                12,745                    13,940
   7/31/99      13,317                12,758                    13,991
   8/31/99      13,109                12,559                    13,879
   9/30/99      13,032                12,485                    13,885
  10/31/99      12,809                12,271                    13,734
  11/30/99      12,916                12,373                    13,880
  12/31/99      12,797                12,259                    13,777
   1/31/00      12,678                12,145                    13,717
   2/29/00      12,864                12,324                    13,876
   3/31/00      13,146                12,594                    14,179
   4/30/00      13,105                12,554                    14,095
   5/31/00      12,995                12,450                    14,022
   6/30/00      13,308                12,749                    14,394
   7/31/00      13,444                12,879                    14,594
   8/31/00      13,635                13,062                    14,819
   9/30/00      13,579                13,009                    14,742
  10/31/00      13,703                13,127                    14,903
  11/30/00      13,827                13,246                    15,015
  12/31/00      14,165                13,570                    15,386
   1/31/01      14,248                13,649                    15,539
   2/28/01      14,345                13,743                    15,588
   3/31/01      14,458                13,850                    15,728
   4/30/01      14,287                13,687                    15,557
   5/31/01      14,472                13,864                    15,725
06/30/2001      14,586                13,974                    15,830
07/31/2001      14,772                14,152                    16,065
08/31/2001      15,031                14,400                    16,329
09/30/2001      14,930                14,303                    16,275
10/31/2001      15,089                14,456                    16,468
11/30/2001      14,973                14,344                    16,330
12/31/2001      14,856                14,232                    16,175
01/31/2002      15,047                14,415                    16,456
02/28/2002      15,240                14,600                    16,654
03/31/2002      14,977                14,347                    16,328
04/30/2002      15,216                14,577                    16,647
05/31/2002      15,323                14,679                    16,748
06/30/2002      15,505                14,853                    16,925
07/31/2002      15,702                15,043                    17,143
08/31/2002      15,885                15,218                    17,349
09/30/2002      16,281                15,597                    17,729
10/31/2002      15,934                15,264                    17,435
11/30/2002      15,888                15,221                    17,363
12/31/2002      16,256                15,573                    17,729
01/31/2003      16,133                15,455                    17,684
02/28/2003      16,411                15,721                    17,931
03/31/2003      16,395                15,706                    17,942
04/30/2003      16,566                15,870                    18,061
05/31/2003      16,969                16,256                    18,484
06/30/2003      16,856                16,148                    18,405
07/31/2003      16,192                15,512                    17,761
08/31/2003      16,331                15,645                    17,893
09/30/2003      16,819                16,113                    18,419
10/31/2003      16,737                16,034                    18,327
11/30/2003      16,957                16,245                    18,518
12/31/2003      17,116                16,397                    18,671
01/31/2004      17,177                16,456                    18,778
02/29/2004      17,511                16,775                    19,061
03/31/2004      17,425                16,693                    18,994
04/30/2004      16,998                16,284                    18,544
05/31/2004      16,944                16,233                    18,477



================================================================================

     Nuveen Pennsylvania Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                     Nuveen Pennsylvania Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                Nuv/Flg PA         Nuv/Flg PA               Lehman Brothers
                Municipal          Municipal Bond           Municipal
                Bond Fund (NAV)    Fund (Offer Price)       Bond Index
                ---------------    -----------------------  ---------------
   5/31/94       10,000               9,580                     10,000
   6/30/94        9,940               9,523                      9,938
   7/31/94       10,132               9,706                     10,121
   8/31/94       10,163               9,736                     10,156
   9/30/94       10,012               9,591                     10,007
  10/31/94        9,851               9,437                      9,829
  11/30/94        9,677               9,271                      9,651
  12/31/94        9,914               9,498                      9,864
   1/31/95       10,163               9,736                     10,145
   2/28/95       10,418               9,981                     10,440
   3/31/95       10,472              10,033                     10,560
   4/30/95       10,483              10,043                     10,573
   5/31/95       10,789              10,336                     10,910
   6/30/95       10,683              10,235                     10,815
   7/31/95       10,759              10,307                     10,917
   8/31/95       10,889              10,432                     11,056
   9/30/95       10,911              10,453                     11,126
  10/31/95       11,075              10,610                     11,288
  11/30/95       11,302              10,827                     11,475
  12/31/95       11,432              10,952                     11,585
   1/31/96       11,508              11,025                     11,673
   2/29/96       11,394              10,916                     11,594
   3/31/96       11,206              10,736                     11,446
   4/30/96       11,148              10,680                     11,413
   5/31/96       11,203              10,732                     11,409
   6/30/96       11,323              10,847                     11,533
   7/31/96       11,434              10,953                     11,638
   8/31/96       11,421              10,941                     11,635
   9/30/96       11,611              11,123                     11,797
  10/31/96       11,734              11,241                     11,931
  11/30/96       11,902              11,402                     12,149
  12/31/96       11,863              11,365                     12,098
   1/31/97       11,874              11,375                     12,121
   2/28/97       11,987              11,483                     12,232
   3/31/97       11,855              11,357                     12,069
   4/30/97       11,957              11,455                     12,170
   5/31/97       12,141              11,631                     12,353
   6/30/97       12,280              11,764                     12,485
   7/31/97       12,621              12,091                     12,831
   8/31/97       12,521              11,995                     12,710
   9/30/97       12,661              12,130                     12,861
  10/31/97       12,754              12,218                     12,944
  11/30/97       12,847              12,307                     13,020
  12/31/97       13,051              12,503                     13,210
   1/31/98       13,182              12,628                     13,346
   2/28/98       13,190              12,636                     13,350
   3/31/98       13,223              12,667                     13,362
   4/30/98       13,157              12,604                     13,302
   5/31/98       13,364              12,803                     13,512
   6/30/98       13,435              12,871                     13,566
   7/31/98       13,391              12,828                     13,600
   8/31/98       13,586              13,016                     13,810
   9/30/98       13,744              13,167                     13,982
  10/31/98       13,700              13,125                     13,982
  11/30/98       13,745              13,168                     14,031
  12/31/98       13,763              13,185                     14,066
   1/31/99       13,858              13,276                     14,233
   2/28/99       13,810              13,230                     14,171
   3/31/99       13,840              13,259                     14,191
   4/30/99       13,897              13,313                     14,226
   5/31/99       13,822              13,241                     14,144
   6/30/99       13,614              13,043                     13,940
   7/31/99       13,618              13,046                     13,991
   8/31/99       13,394              12,831                     13,879
   9/30/99       13,316              12,757                     13,885
  10/31/99       13,090              12,540                     13,734
  11/30/99       13,173              12,620                     13,880
  12/31/99       13,006              12,460                     13,777
   1/31/00       12,831              12,292                     13,717
   2/29/00       12,999              12,453                     13,876
   3/31/00       13,318              12,759                     14,179
   4/30/00       13,252              12,695                     14,095
   5/31/00       13,102              12,551                     14,022
   6/30/00       13,412              12,848                     14,394
   7/31/00       13,681              13,106                     14,594
   8/31/00       13,951              13,365                     14,819
   9/30/00       13,897              13,314                     14,742
  10/31/00       14,028              13,439                     14,903
  11/30/00       14,104              13,511                     15,015
  12/31/00       14,409              13,804                     15,386
   1/31/01       14,514              13,905                     15,539
   2/28/01       14,620              14,006                     15,588
   3/31/01       14,755              14,135                     15,728
   4/30/01       14,599              13,986                     15,557
   5/31/01       14,780              14,159                     15,725
06/30/2001       14,946              14,319                     15,830
07/31/2001       15,203              14,564                     16,065
08/31/2001       15,430              14,782                     16,329
09/30/2001       15,406              14,759                     16,275
10/31/2001       15,486              14,835                     16,468
11/30/2001       15,461              14,812                     16,330
12/31/2001       15,332              14,688                     16,175
01/31/2002       15,519              14,867                     16,456
02/28/2002       15,692              15,033                     16,654
03/31/2002       15,438              14,789                     16,328
04/30/2002       15,658              15,000                     16,647
05/31/2002       15,725              15,064                     16,748
06/30/2002       15,885              15,218                     16,925
07/31/2002       16,030              15,357                     17,143
08/31/2002       16,142              15,464                     17,349
09/30/2002       16,442              15,751                     17,729
10/31/2002       16,208              15,528                     17,435
11/30/2002       16,160              15,482                     17,363
12/31/2002       16,477              15,785                     17,729
01/31/2003       16,412              15,723                     17,684
02/28/2003       16,651              15,952                     17,931
03/31/2003       16,650              15,951                     17,942
04/30/2003       16,827              16,120                     18,061
05/31/2003       17,196              16,474                     18,484
06/30/2003       17,096              16,378                     18,405
07/31/2003       16,524              15,830                     17,761
08/31/2003       16,652              15,953                     17,893
09/30/2003       17,060              16,343                     18,419
10/31/2003       17,025              16,309                     18,327
11/30/2003       17,202              16,480                     18,518
12/31/2003       17,314              16,587                     18,671
01/31/2004       17,393              16,663                     18,778
02/29/2004       17,707              16,963                     19,061
03/31/2004       17,635              16,895                     18,994
04/30/2004       17,244              16,520                     18,544
05/31/2004       17,223              16,500                     18,477



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

     Nuveen Virginia Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                      Nuveen Virginia Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                  Nuv/Flg VA        Nuv/Flg VA              Lehman Brothers
                  Municipal Bond    Municipal Bond          Municipal
                  Fund (NAV)        Fund (Offer Price)      Bond Index
                  ----------        ------------------      ---------------
   5/31/94          10,000                 9,580                10,000
   6/30/94           9,903                 9,487                 9,938
   7/31/94          10,097                 9,673                10,121
   8/31/94          10,135                 9,710                10,156
   9/30/94           9,957                 9,539                10,007
  10/31/94           9,780                 9,369                 9,829
  11/30/94           9,561                 9,159                 9,651
  12/31/94           9,819                 9,407                 9,864
   1/31/95          10,118                 9,693                10,145
   2/28/95          10,405                 9,968                10,440
   3/31/95          10,465                10,026                10,560
   4/30/95          10,473                10,034                10,573
   5/31/95          10,799                10,346                10,910
   6/30/95          10,685                10,236                10,815
   7/31/95          10,756                10,305                10,917
   8/31/95          10,860                10,403                11,056
   9/30/95          10,920                10,462                11,126
  10/31/95          11,097                10,631                11,288
  11/30/95          11,305                10,830                11,475
  12/31/95          11,419                10,939                11,585
   1/31/96          11,470                10,989                11,673
   2/29/96          11,412                10,933                11,594
   3/31/96          11,229                10,758                11,446
   4/30/96          11,172                10,703                11,413
   5/31/96          11,235                10,763                11,409
   6/30/96          11,339                10,863                11,533
   7/31/96          11,446                10,965                11,638
   8/31/96          11,443                10,963                11,635
   9/30/96          11,626                11,138                11,797
  10/31/96          11,735                11,242                11,931
  11/30/96          11,908                11,408                12,149
  12/31/96          11,874                11,375                12,098
   1/31/97          11,896                11,397                12,121
   2/28/97          11,995                11,491                12,232
   3/31/97          11,869                11,371                12,069
   4/30/97          11,990                11,487                12,170
   5/31/97          12,158                11,647                12,353
   6/30/97          12,269                11,753                12,485
   7/31/97          12,599                12,070                12,831
   8/31/97          12,516                11,990                12,710
   9/30/97          12,639                12,109                12,861
  10/31/97          12,741                12,205                12,944
  11/30/97          12,820                12,281                13,020
  12/31/97          12,993                12,447                13,210
   1/31/98          13,117                12,566                13,346
   2/28/98          13,124                12,573                13,350
   3/31/98          13,154                12,602                13,362
   4/30/98          13,090                12,540                13,302
   5/31/98          13,289                12,730                13,512
   6/30/98          13,356                12,795                13,566
   7/31/98          13,387                12,825                13,600
   8/31/98          13,562                12,993                13,810
   9/30/98          13,714                13,138                13,982
  10/31/98          13,696                13,121                13,982
  11/30/98          13,764                13,186                14,031
  12/31/98          13,781                13,203                14,066
   1/31/99          13,885                13,302                14,233
   2/28/99          13,852                13,270                14,171
   3/31/99          13,856                13,274                14,191
   4/30/99          13,897                13,314                14,226
   5/31/99          13,814                13,234                14,144
   6/30/99          13,641                13,068                13,940
   7/31/99          13,645                13,072                13,991
   8/31/99          13,497                12,930                13,879
   9/30/99          13,451                12,886                13,885
  10/31/99          13,237                12,681                13,734
  11/30/99          13,344                12,784                13,880
  12/31/99          13,203                12,648                13,777
   1/31/00          13,116                12,565                13,717
   2/29/00          13,317                12,758                13,876
   3/31/00          13,598                13,027                14,179
   4/30/00          13,538                12,969                14,095
   5/31/00          13,437                12,873                14,022
   6/30/00          13,762                13,184                14,394
   7/31/00          13,954                13,368                14,594
   8/31/00          14,160                13,566                14,819
   9/30/00          14,098                13,506                14,742
  10/31/00          14,212                13,615                14,903
  11/30/00          14,285                13,685                15,015
  12/31/00          14,634                14,020                15,386
   1/31/01          14,708                14,090                15,539
   2/28/01          14,810                14,188                15,588
   3/31/01          14,940                14,312                15,728
   4/30/01          14,779                14,158                15,557
   5/31/01          14,951                14,323                15,725
06/30/2001          15,055                14,423                15,830
07/31/2001          15,243                14,603                16,065
08/31/2001          15,460                14,811                16,329
09/30/2001          15,338                14,694                16,275
10/31/2001          15,486                14,836                16,468
11/30/2001          15,392                14,745                16,330
12/31/2001          15,255                14,614                16,175
01/31/2002          15,419                14,771                16,456
02/28/2002          15,585                14,930                16,654
03/31/2002          15,345                14,701                16,328
04/30/2002          15,557                14,903                16,647
05/31/2002          15,652                14,994                16,748
06/30/2002          15,791                15,128                16,925
07/31/2002          15,976                15,305                17,143
08/31/2002          16,116                15,439                17,349
09/30/2002          16,436                15,746                17,729
10/31/2002          16,085                15,410                17,435
11/30/2002          16,033                15,360                17,363
12/31/2002          16,396                15,707                17,729
01/31/2003          16,237                15,555                17,684
02/28/2003          16,516                15,822                17,931
03/31/2003          16,506                15,813                17,942
04/30/2003          16,711                16,009                18,061
05/31/2003          17,101                16,383                18,484
06/30/2003          17,029                16,314                18,405
07/31/2003          16,429                15,739                17,761
08/31/2003          16,575                15,879                17,893
09/30/2003          17,034                16,319                18,419
10/31/2003          17,024                16,309                18,327
11/30/2003          17,232                16,509                18,518
12/31/2003          17,393                16,662                18,671
01/31/2004          17,507                16,772                18,778
02/29/2004          17,814                17,066                19,061
03/31/2004          17,721                16,977                18,994
04/30/2004          17,306                16,579                18,544
05/31/2004          17,244                16,520                18,477



The graph does not reflect the deduction of taxes, such as state and local taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

  Fund Spotlight as of 5/31/04               Nuveen Maryland Municipal Bond Fund
================================================================================

   Quick Facts
                                          A Shares B Shares C Shares R Shares
   --------------------------------------------------------------------------
   NAV                                      $10.36   $10.38   $10.35   $10.39
   --------------------------------------------------------------------------
   Latest Monthly Dividend/1/              $0.0370  $0.0305  $0.0325  $0.0390
   --------------------------------------------------------------------------
   Latest Ordinary Income Distribution/2/  $0.0012  $0.0012  $0.0012  $0.0012
   --------------------------------------------------------------------------
   Inception Date                          9/07/94  3/06/97  9/16/94  2/28/92
   --------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                        -0.15% -4.30%
                  -------------------------------------------
                  5-Year                         4.66%  3.76%
                  -------------------------------------------
                  10-Year                        5.42%  4.97%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -0.78% -4.62%
                  -------------------------------------------
                  5-Year                         3.89%  3.72%
                  -------------------------------------------
                  10-Year                        4.83%  4.83%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.66%
                  -------------------------------------------
                  5-Year                         4.08%
                  -------------------------------------------
                  10-Year                        4.81%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         0.17%
                  -------------------------------------------
                  5-Year                         4.88%
                  -------------------------------------------
                  10-Year                        5.66%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.28%  4.10%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.81%  3.65%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.56%  5.33%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.52%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.24%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.73%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.76%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.44%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.02%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.50%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.18%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    6.10%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            0.98%       -3.26%
                            ------------------------------------------
                            5-Year            5.05%        4.16%
                            ------------------------------------------
                            10-Year           5.52%        5.06%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.23%       -3.64%
                            ------------------------------------------
                            5-Year            4.26%        4.09%
                            ------------------------------------------
                            10-Year           4.92%        4.92%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.46%
                            ------------------------------------------
                            5-Year            4.48%
                            ------------------------------------------
                            10-Year           4.91%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.11%
                            ------------------------------------------
                            5-Year            5.26%
                            ------------------------------------------
                            10-Year           5.75%
                            ------------------------------------------

Bond Credit Quality/5/

                                    [CHART]

AAA/U.S. Guaranteed   46%
AA                    27%
A                      9%
BBB                   13%
NR                     3%
BB or Lower            2%

                  Top Five Sectors/5/
                  Tax Obligation/Limited                  19%
                  -------------------------------------------
                  Tax Obligation/General                  17%
                  -------------------------------------------
                  Healthcare                              16%
                  -------------------------------------------
                  Education and Civic Organizations       14%
                  -------------------------------------------
                  U.S. Guaranteed                         12%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $107,182
                  -------------------------------------------
                  Average Effective Maturity (Years)    16.10
                  -------------------------------------------
                  Average Duration                       7.00
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                             Annual Report  Page 8

  Fund Spotlight as of 5/31/04           Nuveen Pennsylvania Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.16   $10.16   $10.13   $10.14
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0375  $0.0315  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date             10/29/86  2/03/97  2/02/94  2/03/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         0.16% -4.01%
                  -------------------------------------------
                  5-Year                         4.50%  3.60%
                  -------------------------------------------
                  10-Year                        5.58%  5.13%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                        -0.63% -4.46%
                  -------------------------------------------
                  5-Year                         3.71%  3.54%
                  -------------------------------------------
                  10-Year                        5.02%  5.02%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                        -0.37%
                  -------------------------------------------
                  5-Year                         3.91%
                  -------------------------------------------
                  10-Year                        5.00%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         0.39%
                  -------------------------------------------
                  5-Year                         4.70%
                  -------------------------------------------
                  10-Year                        5.73%
                  -------------------------------------------

                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.42%  4.24%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.99%  3.82%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.70%  5.46%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.72%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.42%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.89%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.90%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.62%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.17%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.67%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            4.37%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    6.24%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.11%       -3.13%
                            ------------------------------------------
                            5-Year            4.89%        4.00%
                            ------------------------------------------
                            10-Year           5.69%        5.23%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.32%       -3.55%
                            ------------------------------------------
                            5-Year            4.10%        3.93%
                            ------------------------------------------
                            10-Year           5.12%        5.12%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.49%
                            ------------------------------------------
                            5-Year            4.30%
                            ------------------------------------------
                            10-Year           5.10%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.25%
                            ------------------------------------------
                            5-Year            5.08%
                            ------------------------------------------
                            10-Year           5.84%
                            ------------------------------------------

Bond Credit Quality/4/

                                    [CHART]

AAA/U.S. Guaranteed   54%
AA                    14%
A                      1%
BBB                   23%
NR                     5%
BB or Lower            3%

                  Top Five Sectors/4/
                  Education and Civic Organizations       24%
                  -------------------------------------------
                  Transportation                          12%
                  -------------------------------------------
                  Tax Obligation/General                  11%
                  -------------------------------------------
                  U.S. Guaranteed                         11%
                  -------------------------------------------
                  Healthcare                              10%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $154,778
                  -------------------------------------------
                  Average Effective Maturity (Years)    17.58
                  -------------------------------------------
                  Average Duration                       6.76
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30%.
4As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                             Annual Report  Page 9

  Fund Spotlight as of 5/31/04               Nuveen Virginia Municipal Bond Fund
================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.62   $10.59   $10.60   $10.59
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0420  $0.0355  $0.0370  $0.0440
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0190  $0.0190  $0.0190  $0.0190
      --------------------------------------------------------------------
      Inception Date                    3/27/86  2/03/97 10/04/93  2/03/97
      --------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 5/31/04

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         0.84% -3.36%
                  -------------------------------------------
                  5-Year                         4.54%  3.64%
                  -------------------------------------------
                  10-Year                        5.60%  5.15%
                  -------------------------------------------

                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         0.02% -3.81%
                  -------------------------------------------
                  5-Year                         3.73%  3.56%
                  -------------------------------------------
                  10-Year                        5.02%  5.02%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         0.28%
                  -------------------------------------------
                  5-Year                         3.96%
                  -------------------------------------------
                  10-Year                        5.01%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         0.97%
                  -------------------------------------------
                  5-Year                         4.72%
                  -------------------------------------------
                  10-Year                        5.75%
                  -------------------------------------------
                  Tax-Free Yields

                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.74%  4.54%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.98%  3.81%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.85%  5.60%
                  -------------------------------------------

                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.02%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.41%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.01%
                  -------------------------------------------

                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.18%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.61%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.31%
                  -------------------------------------------

                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.98%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            4.36%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    6.41%
                  -------------------------------------------

                            Average Annual Total Returns as of 6/30/04

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.76%       -2.50%
                            ------------------------------------------
                            5-Year            4.90%        4.01%
                            ------------------------------------------
                            10-Year           5.76%        5.30%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.94%       -2.93%
                            ------------------------------------------
                            5-Year            4.11%        3.94%
                            ------------------------------------------
                            10-Year           5.18%        5.18%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            1.20%
                            ------------------------------------------
                            5-Year            4.33%
                            ------------------------------------------
                            10-Year           5.17%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.90%
                            ------------------------------------------
                            5-Year            5.09%
                            ------------------------------------------
                            10-Year           5.90%
                            ------------------------------------------

Bond Credit Quality/5/

                                    [CHART]

AAA/U.S. Guaranteed   51%
AA                    20%
A                     10%
BBB                    9%
NR                     3%
BB or Lower            7%

                  Top Five Sectors/5/
                  Tax Obligation/Limited                  17%
                  -------------------------------------------
                  Tax Obligation/General                  12%
                  -------------------------------------------
                  Water and Sewer                         11%
                  -------------------------------------------
                  Transportation                          11%
                  -------------------------------------------
                  Healthcare                              11%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $238,473
                  -------------------------------------------
                  Average Effective Maturity (Years)    17.70
                  -------------------------------------------
                  Average Duration                       6.82
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid June 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Dividend Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of the average net yield of a fund's portfolio of bonds that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32%.
5As a percentage of total holdings as of May 31, 2004. Holdings are subject to change.

                            Annual Report  Page 10

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                               Optional Call               Market
Amount (000) Description                                                     Provisions* Ratings**      Value
-------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.3%

    $  1,625 Puerto Rico, The Children's Trust Fund, Tobacco Settlement   5/12 at 100.00       BBB $1,390,610
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 13.5%

         645 Hartford County, Maryland, Economic Development Revenue      4/14 at 100.00        A+    643,310
              Bonds, Battelle Memorial Institute, Series 2004, 5.250%,
              4/01/34

             Maryland Economic Development Corporation, Student Housing
             Revenue Bonds, Collegiate Housing Foundation - College
             Park, Series 1999A:
       1,250  5.750%, 6/01/19                                             6/09 at 102.00      Baa2  1,261,825
         250  5.750%, 6/01/24                                             6/09 at 102.00      Baa2    250,212

         600 Maryland Economic Development Corporation, Student Housing   7/11 at 101.00         A    615,894
              Revenue Bonds, Sheppard Pratt University Village, Series
              2001, 5.875%, 7/01/21 - ACA Insured

             Maryland Economic Development Corporation, Utility
             Infrastructure Revenue Bonds, University of Maryland -
             College Park Project, Series 2001:
       1,000  5.375%, 7/01/15 - AMBAC Insured                             7/11 at 100.00       AAA  1,072,010
         740  5.375%, 7/01/16 - AMBAC Insured                             7/11 at 100.00       AAA    793,287

         500 Maryland Health and Higher Educational Facilities            7/08 at 102.00      BBB-    502,115
              Authority, Educational Facilities Leasehold Mortgage
              Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31

             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, Bullis School, Series 2000:
         250  5.250%, 7/01/25 - FSA Insured                               1/11 at 101.00       AAA    257,390
         500  5.250%, 7/01/30 - FSA Insured                               1/11 at 101.00       AAA    511,600

             Maryland Health and Higher Educational Facilities
             Authority, Mortgage Revenue Bonds, Green Acres School,
             Series 1998:
         665  5.300%, 7/01/18                                             7/06 at 102.00      BBB-    668,119
       1,525  5.300%, 7/01/28                                             7/06 at 102.00      BBB-  1,475,575

       1,000 Maryland Health and Higher Educational Facilities            7/08 at 102.00        AA  1,040,610
              Authority, Revenue Refunding Bonds, Johns Hopkins
              University, Series 1998, 5.125%, 7/01/20

         625 Maryland Health and Higher Educational Facilities            6/11 at 100.00      Baa1    628,781
              Authority, Revenue Bonds, Maryland Institute College of
              Art, Series 2001, 5.500%, 6/01/32

       1,500 Morgan State University, Maryland, Student Tuition and Fee     No Opt. Call       AAA  1,748,340
              Revenue Refunding Bonds, Academic Fees and Auxiliary
              Facilities, Series 1993, 6.100%, 7/01/20 - MBIA Insured

         550 Morgan State University, Maryland, Student Tuition and Fee   7/13 at 100.00       AAA    570,933
              Revenue Bonds, Academic Fees and Auxiliary Facilities,
              Series 2003A, 5.000%, 7/01/20 - FGIC Insured

             University of Maryland, Auxiliary Facility and Tuition
             Revenue Bonds, Series 2003A:
       1,000  5.000%, 4/01/15                                             4/13 at 100.00        AA  1,063,460
         500  5.000%, 4/01/19                                             4/13 at 100.00        AA    516,750

         750 University of Puerto Rico, University System Revenue Bonds,  6/10 at 100.00       AAA    828,750
              Series 2000O, 5.750%, 6/01/19 - MBIA Insured
-------------------------------------------------------------------------------------------------------------
             Healthcare - 16.0%

       2,165 Gaithersburg, Maryland, Nursing Home Revenue Refunding         No Opt. Call       AAA  2,560,870
              Bonds, Shady Grove Adventist Nursing and Rehabilitation
              Center Project, Series 1992, 6.500%, 9/01/12 - FSA Insured

         625 Maryland Health and Higher Educational Facilities              No Opt. Call       AAA    780,813
              Authority, Revenue Bonds, University of Maryland Medical
              System Issue, Series 1991B, 7.000%, 7/01/22 - FGIC Insured

       2,000 Maryland Health and Higher Educational Facilities            6/09 at 101.00         A  2,092,320
              Authority, Revenue Bonds, Kaiser Permanente System, Series
              1998A, 5.375%, 7/01/15

         750 Maryland Health and Higher Educational Facilities            7/10 at 101.00        A3    844,297
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2000, 6.750%, 7/01/30

         750 Maryland Health and Higher Educational Facilities            7/11 at 100.00        A+    713,175
              Authority, Revenue Bonds, Greater Baltimore Medical
              Center, Series 2001, 5.000%, 7/01/34

         500 Maryland Health and Higher Educational Facilities            7/12 at 100.00         A    530,355
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2002, 6.000%, 7/01/22

----
11

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,500 Maryland Health and Higher Educational Facilities             7/12 at 100.00      Baa1 $1,535,775
              Authority, Revenue Bonds, Carroll County General Hospital,
              Series 2002, 5.800%, 7/01/32

       1,000 Maryland Health and Higher Educational Facilities             7/12 at 100.00        A3    974,020
              Authority, Revenue Bonds, Frederick Memorial Hospital,
              Series 2002, 5.125%, 7/01/35

         800 Maryland Health and Higher Educational Facilities             7/12 at 100.00        A3    810,848
              Authority, Revenue Bonds, Union Hospital of Cecil County,
              Series 2002, 5.625%, 7/01/32

       1,785 Maryland Health and Higher Educational Facilities             7/13 at 100.00      Baa2  1,758,154
              Authority, Revenue Bonds, Kennedy Krieger Institute,
              Series 2003, 5.500%, 7/01/33

         500 Maryland Health and Higher Educational Facilities             7/13 at 100.00       AAA    504,890
              Authority, Revenue Bonds, University of Maryland Medical
              System, Series 2004B, 5.000%, 7/01/24 - AMBAC Insured

         500 Maryland Health and Higher Educational Facilities             8/14 at 100.00       BBB    478,000
              Authority, Revenue Bonds, Medstar Health, Series 2004,
              5.375%, 8/15/24

             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, LifeBridge Health System, Series
             2004A:
         165  4.750%, 7/01/28                                              7/14 at 100.00         A    151,152
         525  5.125%, 7/01/34                                              7/14 at 100.00         A    509,003

             Prince George's County, Maryland, Revenue Refunding and
             Project Bonds, Dimensions Health Corporation, Series 1994:
         295  4.850%, 7/01/04                                                No Opt. Call        B3    290,457
       2,000  5.375%, 7/01/14                                              7/04 at 102.00        B3  1,579,640

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical, and    1/05 at 102.00       AAA  1,044,370
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.0%

         750 Baltimore County, Maryland, GNMA Collateralized Revenue      10/08 at 102.00       AAA    752,580
              Refunding Bonds, Cross Creek Apartments Project, Series
              1998A, 5.250%, 10/20/33

       2,000 Howard County, Maryland, Multifamily Housing Revenue          7/04 at 100.00      Baa2  2,006,060
              Refunding Bonds, Chase Glen Project, Series 1994, 7.000%,
              7/01/24 (Mandatory put 7/01/04)

         500 Maryland Community Development Administration, Housing        1/09 at 101.00       Aa2    503,230
              Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative
              Minimum Tax)

       1,000 Maryland Community Development Administration, Housing        1/10 at 100.00       Aa2  1,044,410
              Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative
              Minimum Tax)

       1,000 Maryland Community Development Administration, Multifamily   10/08 at 101.50       Aaa  1,006,560
              Development Revenue Bonds, Auburn Manor, Series 1998A,
              5.300%, 10/01/28 (Alternative Minimum Tax)

       1,000 Montgomery County Housing Opportunities Commission,           7/05 at 102.00       Aa2  1,030,200
              Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
              Bonds, Series 1995A, 6.000%, 7/01/20

       1,420 Montgomery County Housing Opportunities Commission,           7/08 at 101.00       Aaa  1,428,747
              Maryland, FNMA/FHA-Insured Multifamily Housing Development
              Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum
              Tax)

         860 Prince George's County Housing Authority, Maryland, GNMA     11/04 at 100.00       AAA    860,576
              Collateralized Mortgage Revenue Refunding Bonds, Foxglenn
              Apartments, Series 1998A, 5.450%, 11/20/14 (Alternative
              Minimum Tax)

       1,000 Prince George's County Housing Authority, Maryland, GNMA      9/09 at 102.00       AAA  1,044,860
              Collateralized Mortgage Revenue Bonds, University Landing
              Apartments, Series 1999, 6.100%, 3/20/41 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.4%

         840 Maryland Community Development Administration, Residential    9/10 at 100.00       Aa2    867,955
              Revenue Bonds, Series 2000H, 5.800%, 9/01/32 (Alternative
              Minimum Tax)

       1,645 Prince George's County Housing Authority, Maryland,           8/07 at 102.00       AAA  1,689,201
              FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
              Revenue Bonds, Series 1997A, 5.750%, 8/01/26 (Alternative
              Minimum Tax)

          40 Prince George's County Housing Authority, Maryland,           8/10 at 100.00       AAA     41,444
              FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
              Revenue Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative
              Minimum Tax)

----
12

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Industrials - 0.5%

    $    500 Northeast Maryland Waste Disposal Authority, Resource         1/09 at 101.00       BBB $  494,025
              Recovery Revenue Bonds, Baltimore RESCO Retrofit Project,
              Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 2.5%

             Carroll County, Maryland, Revenue Refunding Bonds, EMA
             Obligated Group, Series 1999A:
         500  5.500%, 1/01/19 - RAAI Insured                               1/09 at 101.00        AA    521,860
         500  5.625%, 1/01/25 - RAAI Insured                               1/09 at 101.00        AA    513,165

       1,610 Maryland Economic Development Corporation, Health and         4/11 at 102.00       N/R  1,607,488
              Mental Hygiene Providers Revenue Bonds, Series 1996A,
              7.625%, 4/01/21
--------------------------------------------------------------------------------------------------------------
             Materials - 1.4%

       1,500 Baltimore, Maryland, Port Facilities Revenue Bonds,          10/04 at 101.00       AA-  1,520,880
              Consolidation Coal Sales Company Project, Series 1984B,
              6.500%, 10/01/11
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 16.5%

       3,000 Anne Arundel County, Maryland, General Obligation Bonds,        No Opt. Call       AA+  3,264,030
              Series 2003, 5.000%, 3/01/13

       1,000 Baltimore County, Maryland, Metropolitan District General     6/11 at 101.00       AAA  1,009,750
              Obligation Bonds, 67th Issue, 5.000%, 6/01/25

             Frederick County, Maryland, General Obligation Public
             Facilities Bonds, Series 2002:
       1,250  5.000%, 11/01/20                                            11/12 at 101.00        AA  1,297,813
       1,250  5.000%, 11/01/21                                            11/12 at 101.00        AA  1,289,425

         500 Frederick County, Maryland, Special Obligation Bonds,         7/10 at 102.00        AA    531,740
              Villages of Lake Linganore Community Development
              Authority, Series 2001A, 5.600%, 7/01/20 - RAAI Insured

       1,525 Howard County, Maryland, Consolidated Public Improvement      2/14 at 100.00       AAA  1,603,370
              Bonds, Series 2004B, 5.000%, 8/15/18

       3,000 Maryland, State and Local Facilities, RITES PA-816-R,           No Opt. Call       Aaa  4,124,190
              Series 2001, 13.512%, 3/01/15 (IF)

       1,000 Montgomery County, Maryland, General Obligation Refunding    10/11 at 101.00       AAA  1,099,330
              Bonds, Consolidated Public Improvement, Series 2001,
              5.250%, 10/01/13

         300 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A    312,483
              2000A, 6.000%, 6/01/20 - ACA Insured

             Prince George's County, Maryland, General Obligation
             Consolidated Public Improvement Bonds, Series 2003A:
       1,000  5.000%, 10/01/17                                            10/13 at 100.00        AA  1,052,150
       2,000  5.000%, 10/01/18                                            10/13 at 100.00        AA  2,091,780
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 18.5%

         670 Anne Arundel County, Maryland, Tax Increment Financing          No Opt. Call       N/R    666,670
              Revenue Bonds, Parole Town Center Project, Series 2002,
              5.000%, 7/01/12

       1,075 Baltimore, Maryland, Certificates of Participation,          10/07 at 102.00       AAA  1,113,055
              Emergency Telecommunications Facilities, Series 1997A,
              5.000%, 10/01/17 - AMBAC Insured

       1,500 Baltimore, Maryland, Convention Center Revenue Refunding      9/08 at 102.00       AAA  1,541,235
              Bonds, Series 1998, 5.000%, 9/01/19 - MBIA Insured

       1,000 Baltimore Board of School Commissioners, Maryland, City       5/13 at 100.00       AA+  1,048,750
              Public School System Revenue Bonds, Series 2003A, 5.000%,
              5/01/17

       1,110 Maryland Community Development Administration,                6/10 at 101.00       Aaa  1,202,385
              Infrastructure Financing Bonds, Series 2000A, 5.875%,
              6/01/30 - MBIA Insured

       1,750 Maryland Department of Transportation, County                   No Opt. Call        AA  1,957,288
              Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

         935 Maryland Economic Development Corporation, Lease Revenue      6/12 at 100.50       AA+    993,101
              Bonds, Department of Transportation Headquarters Building,
              Series 2002, 5.375%, 6/01/19

         650 Maryland Economic Development Corporation, Lease Revenue      9/12 at 100.00       AA+    687,005
              Bonds, Montgomery County Town Square Parking Garage,
              Series 2002A, 5.000%, 9/15/16

         835 Maryland Department of Transportation, Certificates of       10/10 at 101.00       AA+    875,940
              Participation, Mass Transit Administration Project, Series
              2000, 5.500%, 10/15/18 (Alternative Minimum Tax)

----
13

Portfolio of Investments
NUVEEN MARYLAND MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,760 Maryland Stadium Authority, Lease Revenue Bonds, Convention  12/04 at 102.00       AAA $1,834,712
              Center Expansion, Series 1994, 5.875%, 12/15/12 - AMBAC
              Insured

       1,540 Maryland Stadium Authority, Lease Revenue Bonds, Montgomery   6/13 at 100.00       AA+  1,561,791
              County Conference Center Facilities, Series 2003, 5.000%,
              6/15/22

       1,470 Montgomery County, Maryland, Lease Revenue Bonds, Metrorail   6/12 at 100.00        AA  1,494,725
              Garage, Series 2002, 5.000%, 6/01/21

         500 Montgomery County, Maryland, Special Obligation Bonds, West   7/12 at 101.00        AA    517,400
              Germantown Development District, Senior Series 2002A,
              5.375%, 7/01/20 - RAAI Insured

         500 New Baltimore City Board of School Commissioners, Maryland,  11/10 at 100.00       AA+    532,830
              School System Revenue Bonds, Series 2000, 5.125%, 11/01/15

         700 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA    782,180
              Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 - MBIA
              Insured

       1,000 Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%,   8/12 at 100.00       AAA  1,060,800
              8/01/21 - FSA Insured

       1,500 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB  1,672,050
              Taxes Loan Notes, Series 1999A, 6.500%, 10/01/24

         400 Washington Suburban Sanitary District, Montgomery and         6/08 at 102.00       AAA    421,196
              Prince George's Counties, Maryland, Water Supply Bonds,
              Series 1998, 5.000%, 6/01/15
--------------------------------------------------------------------------------------------------------------
             Transportation - 2.3%

       1,000 Maryland Transportation Authority, Revenue Bonds,             7/04 at 100.00       Aa3  1,015,000
              Transportation Facilities Projects, Series 1992, 5.750%,
              7/01/15

         500 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC    336,815
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)

       1,000 District of Columbia Metropolitan Area Transit Authority,       No Opt. Call       AAA  1,091,200
              Gross Revenue Bonds, Series 2003, 5.000%, 1/01/12 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 11.7%

       1,250 Anne Arundel County, Maryland, Special Obligation Bonds,      7/09 at 102.00       AAA  1,496,963
              Arundel Mills Project, Series 1999, 7.100%, 7/01/29
              (Pre-refunded to 7/01/09)

       1,250 Baltimore County, Maryland, General Obligation Consolidated   8/12 at 100.00       AAA  1,367,725
              Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
              (Pre-refunded to 8/01/12)

         750 Baltimore, Maryland, Revenue Refunding Bonds, Water           7/08 at 101.00       AAA    752,580
              Projects, Series 1998A, 5.000%, 7/01/28 - FGIC Insured

         665 Baltimore, Maryland, Revenue Refunding Bonds, Water System      No Opt. Call       AAA    678,114
              Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured

         250 Baltimore, Maryland, Project and Revenue Refunding Bonds,     7/10 at 100.00       AAA    286,150
              Water Projects, Series 2000A, 6.000%, 7/01/19
              (Pre-refunded to 7/01/10) - FSA Insured

             Puerto Rico, The Children's Trust Fund, Tobacco Settlement
             Asset-Backed Bonds, Series 2000:
         880  5.750%, 7/01/20 (Pre-refunded to 7/01/10)                    7/10 at 100.00       AAA    946,783
         250  6.000%, 7/01/26 (Pre-refunded to 7/01/10)                    7/10 at 100.00       AAA    286,003

       1,000 Howard County, Maryland, Consolidated Public Improvement      2/12 at 100.00       AAA  1,108,510
              Refunding Bonds, Series 2002A, 5.250%, 8/15/18
              (Pre-refunded to 2/15/12)

       1,100 Howard County, Maryland, Consolidated Public Improvement      8/12 at 100.00       AAA  1,203,774
              Refunding Bonds, Series 2003A, 5.000%, 8/15/14
              (Pre-refunded to 8/15/12)

       1,085 Maryland Transportation Authority, Revenue Refunding Bonds,     No Opt. Call       AAA  1,258,839
              Transportation Facilities Projects, First Series 1978,
              6.800%, 7/01/16

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
         750  5.500%, 10/01/20                                            10/10 at 101.00       AAA    798,510
       1,175  5.500%, 10/01/40                                            10/10 at 101.00       AAA  1,234,572

       1,010 Washington Suburban Sanitary District, Montgomery and         6/07 at 100.00       AAA  1,085,912
              Prince George's Counties, Maryland, General Obligation
              Construction Bonds, Series 1997, 5.125%, 6/01/19
              (Pre-refunded to 6/01/07)

----
14

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities - 2.4%

    $  1,000 Maryland Energy Financing Administration, Revenue Bonds,      9/05 at 102.00       N/R $  1,009,580
              AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
              (Alternative Minimum Tax)

       1,510 Prince George's County, Maryland, Pollution Control Revenue   7/04 at 101.00        A-    1,526,580
              Refunding Bonds, Potomac Electric Power Company, Series
              1993, 6.375%, 1/15/23
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 0.4%

         335 Baltimore, Maryland, Revenue Refunding Bonds, Water System      No Opt. Call       AAA      343,345
              Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured

         100 Maryland Energy Financing Administration, Solid Waste        12/06 at 102.00        A-      104,673
              Disposal Revenue Bonds, Baltimore Wheelabrator Water
              Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------
    $100,580 Total Long-Term Investments (cost $103,589,141) - 98.4%                                 105,501,753
----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.2%

    $    200 Puerto Rico Government Development Bank, Adjustable                                A-1      200,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.970%, 12/01/15 - MBIA Insured+
----------------------------------------------------------------------------------------------------------------
    $    200 Total Short-Term Investments (cost $200,000)                                                200,000
----------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $103,789,141) - 98.6%                                           105,701,753
             --------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.4%                                                      1,480,172
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $107,181,925
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
15

Portfolio of Investments
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 23.4%

    $  4,000 Allegheny County Higher Education Building Authority,         9/04 at 100.00       AA- $4,003,680
              Pennsylvania, Revenue Bonds, Carnegie Mellon University,
              Series 2002, 5.450%, 3/01/27

       3,000 Allegheny County Higher Education Building Authority,         2/06 at 102.00      Baa3  3,045,690
              Pennsylvania, College Revenue Bonds, Robert Morris
              College, Series 1996A, 6.250%, 2/15/26

       1,190 Allegheny County Higher Education Building Authority,           No Opt. Call      Baa3  1,208,017
              Pennsylvania, College Revenue Refunding Bonds, Robert
              Morris College, Series 1998A, 5.500%, 5/01/15

       1,300 Chester County Health and Education Facilities Authority,    10/08 at 102.00      BBB-  1,319,175
              Pennsylvania, College Revenue Bonds, Immaculata College,
              Series 1998, 5.600%, 10/15/18

       2,050 Chester County Health and Education Facilities Authority,    10/08 at 102.00      BBB-  2,005,536
              Pennsylvania, College Revenue Bonds, Immaculata College,
              Series 1998, 5.625%, 10/15/27

       3,815 Delaware County Authority, Pennsylvania, College Revenue     10/08 at 100.00      BBB-  3,601,665
              Refunding Bonds, Neumann College, Series 1998A, 5.375%,
              10/01/26

       6,075 Delaware County Authority, Pennsylvania, Student Housing      7/10 at 102.00       N/R  5,770,460
              Revenue Bonds, Collegiate Housing Foundation - Eastern
              College, Series 2000A, 8.250%, 7/01/29

       4,150 Pennsylvania Higher Educational Facilities Authority,         4/08 at 102.00      BBB-  4,136,181
              Revenue Bonds, Geneva College, Series 1998, 5.375%, 4/01/15

       3,000 Pennsylvania Higher Educational Facilities Authority,         5/09 at 100.00       Aa3  3,138,060
              Revenue Bonds, Drexel University, Series 1999, 6.000%,
              5/01/29

       7,000 Pennsylvania State University, General Obligation Refunding     No Opt. Call        AA  7,688,170
              Bonds, Series 2002, 5.250%, 8/15/13

         500 Union County, Higher Education Facilities Financing           4/13 at 100.00       Aa3    518,030
              Authority, Pennsylvania, Revenue Bonds, Bucknell
              University, Series 2002A, 5.250%, 4/01/22
--------------------------------------------------------------------------------------------------------------
             Energy - 2.4%

       3,500 Pennsylvania Economic Development Financing Authority,       12/04 at 102.00       BBB  3,656,275
              Sunoco, Inc., Series 1994A, 7.600%, 12/01/24 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Healthcare - 10.1%

       2,500 Chester County Health and Educational Facilities Authority,   5/08 at 101.00       AA-  2,493,400
              Pennsylvania, Health System Revenue Bonds, Jefferson
              Health System, Series 1997B, 5.375%, 5/15/27

       3,735 Columbia County Hospital Authority, Pennsylvania,             6/09 at 100.00       BB-  3,021,540
              Healthcare Revenue Bonds, Bloomsburg Hospital Obligated
              Group Project, Series 1999, 5.850%, 6/01/24

       1,585 Jeannette Health Services Authority, Pennsylvania, Hospital  11/06 at 102.00       BB-  1,491,247
              Revenue Bonds, Jeannette District Memorial Hospital,
              Series 1996A, 6.000%, 11/01/18

         900 Lehigh County General Purpose Authority, Pennsylvania,        8/13 at 100.00       BBB    844,578
              Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
              Series 2003, 5.375%, 8/15/33

       1,985 Philadelphia Hospitals and Higher Education Facilities       11/04 at 100.00      Baa2  1,985,695
              Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
              Chestnut Hill Hospital, Series 1992, 6.500%, 11/15/22

       2,500 Philadelphia Hospitals and Higher Education Facilities        7/07 at 102.00       BBB  2,533,800
              Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
              Jeanes Hospital, Series 1997, 5.875%, 7/01/17

             Pottsville Hospital Authority, Pennsylvania, Hospital
             Revenue Bonds, Pottsville Hospital and Warne Clinic, Series
             1998:
       1,265  5.250%, 7/01/10                                                No Opt. Call      BBB-  1,223,040
       2,250  5.625%, 7/01/24                                              7/08 at 100.00      BBB-  1,973,858
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.7%

         500 Bucks County Redevelopment Authority, Pennsylvania,           8/04 at 100.00       AAA    512,750
              Mortgage Revenue Refunding Bonds, Warminster Heights
              FHA-Insured Section 8 Assisted Project, Series 1992A,
              6.875%, 8/01/23

       1,360 Delaware County Industrial Development Authority,               No Opt. Call       AAA  1,407,627
              Pennsylvania, Multifamily Housing Revenue Bonds, Darby
              Townhouses Project, Series 2002A, 4.850%, 4/01/12
              (Alternative Minimum Tax)

         690 Philadelphia Redevelopment Authority, Pennsylvania,          10/13 at 100.00         A    660,509
              Multifamily Housing Revenue Bonds, Pavilion Apartments,
              Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)

----
16

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.8%

    $    320 Allegheny County Residential Finance Authority,                 No Opt. Call       Aaa $   50,480
              Pennsylvania, Single Family Mortgage Revenue Bonds, GNMA
              Mortgage-Backed Securities Program, Series 1994Z, 0.000%,
              5/01/27 (Alternative Minimum Tax)

       2,390 Pennsylvania Housing Finance Agency, Single Family Mortgage   4/06 at 102.00       AA+  2,497,215
              Revenue Bonds, Series 1996-50A, 6.000%, 10/01/13

       1,565 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       8/05 at 102.00         A  1,581,792
              Home Improvement Loan Program Bonds, Series 1995A, 6.375%,
              8/01/18 (Alternative Minimum Tax)

         995 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       4/06 at 102.00       AAA  1,032,840
              Mortgage Revenue Bonds, Series 1996D, 6.250%, 10/01/17

         765 Pittsburgh Urban Redevelopment Authority, Pennsylvania,       4/07 at 102.00       AAA    795,784
              Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Industrials - 2.7%

       3,000 Delaware County Industrial Development Authority,             1/08 at 102.00       BBB  3,076,380
              Pennsylvania, Resource Recovery Revenue Refunding Bonds,
              Series 1997A, 6.200%, 7/01/19

       1,000 Pennsylvania Industrial Development Authority, Economic       7/12 at 101.00       AAA  1,077,300
              Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 -
              AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 4.4%

       2,730 Allegheny County Residential Finance Authority,              10/05 at 100.00       AAA  2,856,918
              Pennsylvania, FHA-Insured Mortgage Revenue Bonds, Ladies
              Grand Army of the Republic Health Facility Project, Series
              1995G, 6.350%, 10/01/36

             Chester County Health and Education Facilities Authority,
             Pennsylvania, Mortgage Revenue Refunding Bonds, Tel Hai
             Obligated Group Project, Series 1998:
       1,000  5.400%, 6/01/18                                             12/08 at 100.00      BBB-    936,750
       1,100  5.500%, 6/01/25                                             12/08 at 100.00      BBB-    972,609

       2,000 Montgomery County Higher Education and Health Authority,      1/06 at 101.00       BBB  2,003,020
              Pennsylvania, Mortgage Revenue Bonds, Waverly Heights
              Project, Series 1996, 6.375%, 1/01/26
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.4%

       1,000 Butler County, Pennsylvania, General Obligation Bonds,        7/14 at 100.00       AAA    908,720
              Series 2004, 4.200%, 7/15/21 - FGIC Insured

       1,000 Central Bucks County School District, Pennsylvania, General   5/13 at 100.00       Aaa  1,010,420
              Obligation Bonds, Series 2003, 5.000%, 5/15/23 - MBIA
              Insured

       1,215 Centre County, Pennsylvania, General Obligation Bonds,        7/13 at 100.00       Aaa  1,296,818
              Series 2003, 5.250%, 7/01/17 - MBIA Insured

             Chichester School District, Delaware County, Pennsylvania,
             General Obligation Bonds, Series 1999:
       3,125  0.000%, 3/01/26 - FGIC Insured                                 No Opt. Call       AAA    928,750
       3,125  0.000%, 3/01/27 - FGIC Insured                                 No Opt. Call       AAA    877,406

       1,635 Girard School District, Erie County, Pennsylvania, General      No Opt. Call       AAA    418,756
              Obligation Bonds, Series 1999B, 0.000%, 11/15/28 - FGIC
              Insured

       4,875 McKeesport Area School District, Allegheny County,              No Opt. Call       AAA  1,619,962
              Pennsylvania, General Obligation Bonds, Series 1997D,
              0.000%, 10/01/24 - MBIA Insured

       2,195 Montour School District, Allegheny County, Pennsylvania,        No Opt. Call       AAA  1,427,013
              MBIA Insured General Obligation Bonds, Series 1993B,
              0.000%, 1/01/14 - MBIA Insured

       1,000 Philadelphia, Pennsylvania, General Obligation Bonds,           No Opt. Call       AAA  1,089,990
              Series 2003A, 5.250%, 2/15/13 - XLCA Insured

             Plum Borough School District, Allegheny County,
             Pennsylvania, General Obligation Bonds, Series 2001:
       1,745  5.200%, 9/15/23 - FGIC Insured                               9/11 at 100.00       AAA  1,785,257
       3,700  5.250%, 9/15/30 - FGIC Insured                               9/11 at 100.00       AAA  3,743,290

       1,000 Wilkes-Barre Area School District, Luzerne County,            4/14 at 100.00       AAA  1,052,140
              Pennsylvania, General Obligation Bonds, Series 2003A,
              5.250%, 4/01/20 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 8.7%

       4,500 Allegheny County Industrial Development Authority,           11/12 at 100.00       AAA  4,458,240
              Pennsylvania, Revenue Bonds, Guaranteed County Building
              Project, Series 2002A, 5.000%, 11/01/29 - MBIA Insured

----
17

Portfolio of Investments
NUVEEN PENNSYLVANIA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,000 Allegheny County Redevelopment Authority, Pennsylvania, Tax  12/10 at 101.00       N/R $1,075,270
              Increment Finance Bonds, Waterfront Project, Series 2000A,
              6.300%, 12/15/18

         950 Delaware Valley Regional Finance Authority, Pennsylvania,       No Opt. Call       AA-  1,065,976
              Local Government Revenue Bonds, Series 2002, 5.750%,
              7/01/17

       1,000 Harrisburg Parking Authority, Pennsylvania, Guaranteed        9/11 at 100.00       Aaa  1,012,370
              Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 -
              MBIA Insured

             Pennsylvania Turnpike Commission, Oil Franchise Tax Senior
             Lien Revenue Bonds, Series 2003A:
       1,000  5.250%, 12/01/15 - MBIA Insured                             12/13 at 100.00       AAA  1,086,100
       1,150  5.250%, 12/01/17 - MBIA Insured                             12/13 at 100.00       AAA  1,228,511

       1,000 Philadelphia Redevelopment Authority, Pennsylvania, Revenue   4/12 at 100.00       AAA  1,057,860
              Bonds, Philadelphia Neighborhood Transformation
              Initiative, Series 2002A, 5.500%, 4/15/22 - FGIC Insured

       1,300 Philadelphia Municipal Authority, Pennsylvania, Lease        11/13 at 100.00       AAA  1,375,985
              Revenue Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

       1,000 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA  1,114,200
              Revenue Bonds, Series 2003AA, 5.500%, 7/01/20 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 11.9%

       2,500 Philadelphia Airport System, Pennsylvania, Revenue Bonds,     6/07 at 102.00       AAA  2,517,250
              Series 1997B, 5.400%, 6/15/27 (Alternative Minimum Tax) -
              FGIC Insured

             Pittsburgh and Allegheny County Sports and Exhibition
             Authority, Pennsylvania, Parking Revenue Bonds, Series
             2001A:
       1,000  5.300%, 12/01/21 - AMBAC Insured                            12/06 at 100.00       Aaa  1,044,230
       4,500  5.375%, 12/01/30 - AMBAC Insured                            12/06 at 100.00       Aaa  4,595,085

       3,000 Pittsburgh Public Parking Authority, Pennsylvania, Parking    6/10 at 100.00       AAA  3,317,640
              System Revenue Bonds, Series 2000, 6.000%, 12/01/24 -
              AMBAC Insured

       4,535 Pittsburgh Public Parking Authority, Pennsylvania, Parking      No Opt. Call       AAA  4,938,252
              System Revenue Refunding Bonds, Series 2002, 5.000%,
              12/01/11 - AMBAC Insured

       2,000 Susquehanna Area Regional Airport Authority, Pennsylvania,    1/13 at 100.00       Aaa  1,959,660
              Airport System Revenue Bonds, Series 2003B, 5.000%,
              1/01/33 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.4%

       1,525 Allegheny County Hospital Development Authority,                No Opt. Call       AAA  1,855,483
              Pennsylvania, Hospital Revenue Bonds, Allegheny Valley
              Hospital Sublessee, Series 1982Q, 7.000%, 8/01/15

       2,995 Deer Lakes School District, Allegheny County, Pennsylvania,   7/04 at 100.00       AAA  3,427,059
              General Obligation Bonds, Series 1995, 6.350%, 1/15/14 -
              MBIA Insured

       1,320 Delaware County Authority, Pennsylvania, Health Facilities   12/06 at 102.00       Aaa  1,445,954
              Revenue Bonds, Mercy Health Corporation of Southeastern
              Pennsylvania Obligation Group, Series 1996, 6.000%,
              12/15/26

       1,240 Mckeesport Area School District, Allegheny County,           10/06 at 100.00       AAA  1,348,264
              Pennsylvania, General Obligation Bonds, Series 1996A,
              6.000%, 10/01/25 (Pre-refunded to 10/01/06) - FSA Insured

       2,000 Pennsylvania Economic Development Financing Authority,       12/05 at 102.00    BBB***  2,201,860
              Exempt Facilities Revenue Bonds, MacMillan Bloedel LP,
              Series 1995, 7.600%, 12/01/20 (Alternative Minimum Tax)
              (Pre-refunded to 12/01/05)

       1,500 Pennsylvania Intergovernmental Cooperative Authority,         6/05 at 100.00       AAA  1,585,320
              Special Tax Revenue Bonds, Philadelphia Funding Program,
              Series 1994, 7.000%, 6/15/14 (Pre-refunded to 6/15/05) -
              FGIC Insured

         675 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,            No Opt. Call       AAA    817,979
              Twelfth Series B, 7.000%, 5/15/20 - MBIA Insured

       2,000 Philadelphia Hospitals and Higher Education Facilities          No Opt. Call   BBB+***  2,161,020
              Authority, Pennsylvania, Hospital Revenue Refunding Bonds,
              Pennsylvania Hospital, Series 1996, 6.250%, 7/01/06

         935 West View Borough, Municipal Authority, Allegheny County,       No Opt. Call       AAA  1,267,570
              Pennsylvania, Special Obligation Bonds, Series 1985A,
              9.500%, 11/15/14
--------------------------------------------------------------------------------------------------------------
             Utilities - 4.0%

       1,875 Allegheny County Industrial Development Authority,              No Opt. Call       AAA  1,896,863
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Duquesne Light Company Project, Series 1999A, 4.350%,
              12/01/13 - AMBAC Insured

----
18

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $    550 Lehigh County Industrial Development Authority,               8/05 at 102.00       AAA $    583,792
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Pennsylvania Power and Light Company Project, Series
              1995A, 6.150%, 8/01/29 - MBIA Insured

       1,000 Northampton County Industrial Development Authority,          7/05 at 102.00       AAA    1,056,580
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Metropolitan Edison Company, Series 1995A, 6.100%, 7/15/21
              - MBIA Insured

       2,650 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          8/13 at 100.00       AAA    2,598,378
              General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 -
              FSA Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.3%

       5,000 Delaware County Industrial Development Authority,            10/12 at 100.00       AAA    5,038,100
              Pennsylvania, Water Facilities Revenue Bonds, Philadelphia
              Water Company Project, Series 2001, 5.350%, 10/01/31
              (Alternative Minimum Tax) - AMBAC Insured

       1,500 Luzerne County Industrial Development Authority, Exempt      12/04 at 102.00       Aaa    1,565,595
              Facilities Revenue Refunding Bonds, Pennsylvania Gas and
              Water Company Project, Series 1994A, 7.000%, 12/01/17
              (Alternative Minimum Tax) - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
    $158,530 Total Long-Term Investments (cost $149,053,145) - 98.2%                                 151,975,039
----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.2%

    $    250 Puerto Rico Government Development Bank, Adjustable                                A-1      250,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.970%, 12/01/15 - MBIA Insured+
----------------------------------------------------------------------------------------------------------------
    $    250 Total Short-Term Investments (cost $250,000)                                                250,000
----------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $149,303,145) - 98.4%                                           152,225,039
             --------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.6%                                                      2,552,840
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $154,777,879
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
19

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.0%

    $  2,210 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $1,891,230
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

         500 James City County Industrial Development Authority,           4/07 at 101.00        A+    513,200
              Virginia, Sewage and Solid Waste Disposal Facilities
              Revenue Bonds, Anheuser Busch Project, Series 1997,
              6.000%, 4/01/32 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 8.4%

       2,000 Alexandria Industrial Development Authority, Virginia,        1/09 at 101.00        A1  2,109,140
              Educational Facilities Revenue Bonds, Episcopal High
              School, Series 1999, 5.875%, 1/01/29

       1,500 Alexandria Industrial Development Authority, Virginia,       10/10 at 101.00       AAA  1,629,930
              Fixed Rate Revenue Bonds, Institute for Defense Analyses,
              Series 2000A, 5.900%, 10/01/30 - AMBAC Insured

             Danville Industrial Development Authority, Virginia,
             Student Housing Revenue Bonds, Collegiate Housing
             Foundation, Averett College Project, Series 1999A:
         680  6.875%, 6/01/20                                              6/09 at 102.00       N/R    632,108
       1,910  7.000%, 6/01/30                                              6/09 at 102.00       N/R  1,749,732

             Loudoun County Industrial Development Authority, Virginia,
             Revenue Refunding Bonds, George Washington University,
             Series 1992:
         500  6.250%, 5/15/12                                             11/04 at 100.00        A2    501,820
       2,225  6.250%, 5/15/22                                             11/04 at 100.00        A2  2,227,737

       1,000 Portsmouth, Virginia, Golf Course System Revenue Bonds,       5/07 at 102.00        AA    984,930
              Series 1998, 5.000%, 5/01/23 - RAAI Insured

       1,135 Prince William County Industrial Development Authority,      10/13 at 101.00        A3  1,089,475
              Virginia, Educational Facilities Revenue Bonds, Catholic
              Diocese of Arlington, Series 2003, 5.500%, 10/01/33

       2,000 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3  2,083,080
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 6.000%, 10/15/28

       1,500 Rockbridge County Industrial Development Authority,           7/11 at 100.00        B2  1,325,205
              Virginia, Horse Center Revenue Refunding Bonds, Series
              2001C, 6.850%, 7/15/21

         370 Staunton Industrial Development Authority, Virginia,            No Opt. Call       N/R    375,391
              Educational Facilities Revenue Bonds, Mary Baldwin
              College, Series 1996, 6.000%, 11/01/04

       1,250 University of Puerto Rico, University System Revenue Bonds,   6/10 at 100.00       AAA  1,381,250
              Series 2000O, 5.750%, 6/01/19 - MBIA Insured

       2,000 Virginia College Building Authority, Educational Facilities  10/04 at 100.00      BBB+  2,015,380
              Revenue Refunding Bonds, Roanoke College, Series 1992,
              6.625%, 10/15/12

         420 Virginia College Building Authority, Educational Facilities   7/04 at 102.00        AA    429,790
              Revenue Bonds, Washington and Lee University, Series 1994,
              5.750%, 1/01/14

       1,250 Virginia College Building Authority, Educational Facilities   7/08 at 101.00        AA  1,232,588
              Revenue Refunding Bonds, Marymount University, Series
              1998, 5.125%, 7/01/28 - RAAI Insured

             Winchester Industrial Development Authority, Virginia,
             Educational Facilities First Mortgage Revenue Bonds,
             Shenandoah University, Series 1994:
         180  6.700%, 10/01/14 - RAAI Insured                             10/04 at 102.00        AA    186,446
          95  6.750%, 10/01/19 - RAAI Insured                             10/04 at 102.00        AA     98,263
--------------------------------------------------------------------------------------------------------------
             Healthcare - 10.3%

       1,500 Albemarle County Industrial Development Authority,           10/12 at 100.00        A2  1,464,075
              Virginia, Hospital Revenue Bonds, Martha Jefferson
              Hospital, Series 2002, 5.250%, 10/01/35

       2,000 Fredericksburg Industrial Development Authority, Virginia,    6/07 at 102.00       AAA  2,027,800
              Hospital Facilities Revenue Refunding Bonds, MediCorp
              Health System Obligated Group, Series 1996, 5.250%,
              6/15/23 - AMBAC Insured

       1,375 Fredericksburg Industrial Development Authority, Virginia,    6/12 at 100.00        A3  1,318,859
              Revenue Bonds, MediCorp Health System, Series 2002B,
              5.125%, 6/15/33

       1,110 Giles County Industrial Development Authority, Virginia,     12/05 at 102.00       Ba3    968,975
              Exempt Facility Revenue Bonds, Hoechst Celanese Project,
              Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)

       3,250 Hanover County Industrial Development Authority, Virginia,      No Opt. Call       AAA  3,837,015
              Hospital Revenue Bonds, Memorial Regional Medical Center
              Project, Series 1995, 6.375%, 8/15/18 - MBIA Insured

----
20

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  2,000 Hanover County Industrial Development Authority, Virginia,    8/05 at 102.00       AAA $2,046,460
              Hospital Revenue Bonds, Bon Secours Health System
              Projects, Series 1995, 5.500%, 8/15/25 - MBIA Insured

       2,000 Henrico County Economic Development Authority, Virginia,     11/12 at 100.00        A-  2,008,640
              Revenue Bonds, Bon Secours Health System, Inc., Series
              2002A, 5.600%, 11/15/30

       1,450 Loudoun County Industrial Development Authority, Virginia,    6/12 at 101.00       BBB  1,502,519
              Hospital Revenue Bonds, Loudoun Hospital Center, Series
              2002A, 6.000%, 6/01/22

       1,250 Lynchburg Industrial Development Authority, Virginia,         1/08 at 101.00        A+  1,235,700
              Healthcare Facilities Revenue Refunding Bonds, Centra
              Health, Inc., Series 1998, 5.200%, 1/01/28

       2,710 Manassas Industrial Development Authority, Virginia,          4/13 at 100.00        A2  2,683,957
              Hospital Revenue Bonds, Prince William Hospital, Series
              2002, 5.250%, 4/01/33

             Medical College Virginia Hospital Authority, General
             Revenue Bonds, Series 1998:
         500  5.250%, 7/01/14 - MBIA Insured                               7/08 at 102.00       AAA    530,510
       2,000  5.125%, 7/01/23 - MBIA Insured                               7/08 at 102.00       AAA  2,020,940

       2,785 Roanoke Industrial Development Authority, Virginia,           7/12 at 100.00       AAA  2,955,526
              Hospital Revenue Bonds, Carilion Health System, Series
              2002A, 5.500%, 7/01/19 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.3%

         980 Arlington County Industrial Development Authority,            5/10 at 100.00       Aaa  1,024,757
              Virginia, Multifamily Housing Revenue Bonds, Patrick Henry
              Apartments, Series 2000, 6.050%, 11/01/32 (Alternative
              Minimum Tax) (Mandatory put 11/01/20)

       1,105 Arlington County Industrial Development Authority,           11/10 at 102.00       AAA  1,167,256
              Virginia, Multifamily Housing Mortgage Revenue Bonds,
              Berkeley Apartments, Series 2000, 5.850%, 12/01/20
              (Alternative Minimum Tax)

       1,035 Chesterfield County Industrial Development Authority,         4/12 at 102.00       Aa2  1,050,804
              Virginia, Multifamily Housing Revenue Bonds, GNMA
              Mortgage-Backed Securities Program, Fore Courthouse Senior
              Apartments Project, Series 2002A, 5.600%, 10/20/31
              (Alternative Minimum Tax)

       1,200 Fairfax County Redevelopment and Housing Authority,           9/06 at 102.00       AAA  1,240,152
              Virginia, FHA-Insured Elderly Housing Mortgage Revenue
              Refunding Bonds, Little River Glen, Series 1996, 6.100%,
              9/01/26

       3,665 Henrico County Economic Development Authority, Virginia,      7/09 at 102.00       AAA  3,909,969
              GNMA Mortgage-Backed Securities Beth Sholom Assisted
              Living Revenue Bonds, Series 1999A, 6.000%, 7/20/39

       1,000 Lynchburg Redevelopment and Housing Authority, Virginia,      4/10 at 102.00       AAA  1,021,800
              Vistas GNMA Mortgage-Backed Revenue Bonds, Series 2000A,
              6.200%, 1/20/40 (Alternative Minimum Tax)

       2,940 Virginia Beach Development Authority, Virginia, Multifamily  10/14 at 102.00       N/R  2,728,526
              Residential Rental Housing Revenue Bonds, Hamptons and
              Hampton Court Apartments, Series 1999, 7.500%, 10/01/39
              (Alternative Minimum Tax)

         610 Virginia Housing Development Authority, Rental Housing        6/06 at 100.00       AA+    612,830
              Bonds, Series 2001L, 5.000%, 12/01/20
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.0%

         425 Puerto Rico Housing Finance Authority, Mortgage-Backed        6/13 at 100.00       AAA    404,439
              Securities Program Home Mortgage Revenue Bonds, Series
              2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)

       4,500 Virginia Housing Development Authority, Commonwealth          7/11 at 100.00       AAA  4,459,725
              Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------
             Industrials - 1.7%

       2,250 Charles County Industrial Development Authority, Virginia,      No Opt. Call       BBB  2,296,485
              Solid Waste Disposal Facility Revenue Refunding Bonds, USA
              Waste of Virginia, Inc. Project, Series 1999, 4.875%,
              2/01/09 (Alternative Minimum Tax)

       2,000 Henrico County Industrial Development Authority, Virginia,      No Opt. Call       BB-  1,826,360
              Solid Waste Disposal Revenue Bonds, Browning-Ferris
              Industries of South Atlantic, Inc. Project, Series 1996A,
              5.450%, 1/01/14 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 1.0%

       1,000 Chesterfield County Health Center Commission, Virginia,      12/06 at 102.00       AAA  1,047,600
              GNMA Collateralized Mortgage Revenue Bonds, Lucy Corr
              Nursing Home Project, Series 1996, 5.875%, 12/01/21

----
21

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

    $    500 Fairfax County Redevelopment and Housing Authority,          12/06 at 103.00       AAA $  520,765
              Virginia, FHA-Insured Multifamily Housing Revenue
              Refunding Bonds, Paul Spring Retirement Center, Series
              1996A, 6.000%, 12/15/28

         790 Henrico County Industrial Development Authority, Virginia,    7/04 at 101.00       AAA    807,743
              FHA-Insured Nursing Facilities Mortgage Revenue Refunding
              Bonds, Cambridge Manor Nursing Home, Series 1993, 5.875%,
              7/01/19
--------------------------------------------------------------------------------------------------------------
             Materials - 5.4%

       2,500 Bedford County Industrial Development Authority, Virginia,    2/08 at 102.00       Ba3  2,273,500
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1998, 5.600%, 12/01/25
              (Alternative Minimum Tax)

       2,000 Bedford County Industrial Development Authority, Virginia,   12/09 at 101.00       Ba3  1,994,840
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1999, 6.300%, 12/01/25
              (Alternative Minimum Tax)

       2,000 Covington-Alleghany County Industrial Development             9/04 at 102.00       BBB  2,048,400
              Authority, Virginia, Pollution Control Facilities Revenue
              Refunding Bonds, Westvaco Corporation Project, Series
              1994, 6.650%, 9/01/18

       3,545 Isle of Wight County Industrial Development Authority,       10/04 at 102.00       BBB  3,625,472
              Virginia, Solid Waste Disposal Facilities Revenue Bonds,
              Union Camp Corporation Project, Series 1994, 6.550%,
              4/01/24 (Alternative Minimum Tax)

       3,000 Isle of Wight County Industrial Development Authority,        5/07 at 102.00       BBB  3,016,380
              Virginia, Solid Waste Disposal Facilities Revenue Bonds,
              Union Camp Corporation Project, Series 1997, 6.100%,
              5/01/27 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 11.7%

       2,500 Bristol, Virginia, General Obligation Bonds, Series 2003,     3/13 at 100.00       AAA  2,507,725
              5.000%, 3/01/25 - FSA Insured

       1,285 Charlottesville, Virginia, General Obligation Public            No Opt. Call       AAA  1,165,996
              Improvement Refunding Bonds, Series 2003, 3.000%, 7/15/13

         480 Chesterfield County, Virginia, General Obligation Public      1/11 at 100.00       AAA    491,448
              Improvement Bonds, Series 2001, 5.000%, 1/15/21

             Hampton, Virginia, General Obligation Public Improvement
              Bonds, Series 2000:
       1,500  5.750%, 2/01/17                                              2/10 at 102.00        AA  1,655,160
       1,685  6.000%, 2/01/20                                              2/10 at 102.00        AA  1,874,563

       2,630 Loudoun County, Virginia, General Obligation Public           1/10 at 101.00       Aaa  2,740,565
              Improvement Bonds, Series 2000B, 5.250%, 1/01/21

       2,125 Loudoun County, Virginia, General Obligation Public           5/12 at 100.00       Aaa  2,243,086
              Improvement Bonds, Series 2002A, 5.250%, 5/01/20

       2,355 Newport News, Virginia, General Obligation Bonds, General     7/13 at 100.00        AA  2,453,580
              Improvement and Water Projects, Series 2002A, 5.000%,
              7/01/18

             Newport News, Virginia, General Obligation Bonds, Series
             2003B:
       1,630  5.000%, 11/01/15                                            11/13 at 100.00        AA  1,739,080
       1,805  5.000%, 11/01/17                                            11/13 at 100.00        AA  1,894,149

       1,250 Newport News, Virginia, General Obligation Bonds, Series      1/14 at 101.00        AA  1,315,788
              2004B, 5.000%, 1/15/17

         500 Norfolk, Virginia, General Obligation Bonds, Series 2000,     7/10 at 101.00       AAA    518,135
              5.250%, 7/01/20 - FGIC Insured

       1,555 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A  1,619,704
              2000A, 6.000%, 6/01/20 - ACA Insured

       1,000 Pittsylvania County, Virginia, General Obligation Bonds,      3/11 at 102.00         A  1,013,300
              Series 2001B, 5.125%, 3/01/23

       2,240 Portsmouth, Virginia, General Obligation Bonds, Series          No Opt. Call       AAA  2,445,229
              2003, 5.000%, 7/01/12 - FSA Insured

       1,000 Roanoke, Virginia, General Obligation Public Improvement     10/12 at 101.00        AA  1,053,720
              Bonds, Series 2002A, 5.000%, 10/01/17

       1,000 Virginia Beach, Virginia, General Obligation Public           6/11 at 101.00       AA+  1,034,070
              Improvement Bonds, Series 2001, 5.000%, 6/01/20
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 16.3%

         750 Bristol, Virginia, General Obligation Utility System         11/12 at 102.00       AAA    771,240
              Revenue Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured

       2,140 Brunswick County Industrial Development Authority,            7/06 at 102.00       AAA  2,300,971
              Virginia, Lease Revenue Bonds, State Correctional
              Facility, Series 1996, 5.500%, 7/01/17 - MBIA Insured

----
22

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,000 Caroline County Industrial Development Authority, Virginia,   6/12 at 102.00       Aaa $1,003,790
              Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 - AMBAC
              Insured

       1,500 Fairfax County Economic Development Authority, Virginia,      6/13 at 101.00       AA+  1,617,705
              Lease Revenue Bonds, Laurel Hill Public Facilities
              Project, Series 2003, 5.000%, 6/01/14

         860 Fairfax County Economic Development Authority, Virginia,      9/09 at 102.00        AA    964,782
              Parking Revenue Bonds, Vienna II Metrorail Station
              Project, 1999 First Series, 6.000%, 9/01/18

       1,000 Greater Richmond Convention Center Authority, Virginia,       6/10 at 101.00        A-  1,092,530
              Hotel Tax Revenue Bonds, Convention Center Expansion
              Project, Series 2000, 6.125%, 6/15/20

       1,000 Hampton Roads Regional Jail Authority, Virginia, Regional     7/06 at 102.00       AAA  1,048,990
              Jail Facility Revenue Bonds, Series 1996A, 5.500%, 7/01/24
              - MBIA Insured

       1,000 Harrisonburg, Virginia, General Obligation Public            12/10 at 102.00       AAA  1,084,340
              Recreational Facility Revenue Bonds, Series 2000, 5.750%,
              12/01/29 - FSA Insured

         750 Loudoun County, Virginia, Certificates of Participation,        No Opt. Call       AAA    856,230
              Series 1990E, 7.200%, 10/01/10 - AMBAC Insured

       1,840 Loudoun County Industrial Development Authority, Virginia,    3/13 at 100.00        AA  1,894,446
              Lease Revenue Refunding Bonds, Public Facility Project,
              Series 2003, 5.000%, 3/01/19

         675 Norfolk Redevelopment and Housing Authority, Virginia,       11/09 at 102.00       AA+    724,450
              Educational Facility Revenue Bonds, Community College
              System - Tidewater Community College Downtown Campus,
              Series 1999, 5.500%, 11/01/19

       1,000 Northampton County and Town Joint Industrial Development      2/13 at 101.00        AA    957,800
              Authority, Virginia, Lease Revenue Bonds, County Capital
              Projects, Series 2002, 5.000%, 2/01/33 - RAAI Insured

             Prince William County Industrial Development Authority,
             Virginia, Lease Revenue Bonds, ATCC Project, Series 1996:
       2,000  6.000%, 2/01/14                                              2/06 at 102.00       Aa3  2,076,920
       1,000  6.000%, 2/01/18                                              2/06 at 102.00       Aa3  1,029,730

       1,575 Prince William County, Virginia, Lease Participation          6/12 at 100.00       Aa2  1,665,846
              Certificates, Series 2002, 5.250%, 12/01/18

       1,500 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA  1,676,100
              Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 - MBIA
              Insured

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA  1,106,800
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 - MBIA Insured

             Puerto Rico Public Buildings Authority, Guaranteed
             Government Facilities Revenue Refunding Bonds, Series 2002D:
         500  5.250%, 7/01/27                                              7/12 at 100.00        A-    501,215
       1,800  5.250%, 7/01/36                                              7/12 at 100.00        A-  1,778,436

       2,000 Spotsylvania County Industrial Development Authority,         1/13 at 100.00       AAA  2,022,940
              Virginia, Lease Revenue Bonds, School Facilities, Series
              2003, 5.000%, 1/15/23 - AMBAC Insured

       1,645 Spotsylvania County Industrial Development Authority,         8/13 at 100.00       AAA  1,681,371
              Virginia, Lease Revenue Bonds, School Facilities, Series
              2003B, 5.125%, 8/01/23 - AMBAC Insured

       2,000 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB  2,229,400
              Taxes Loan Notes, Series 1999A, 6.500%, 10/01/24

       2,000 Virginia College Building Authority, Educational Facilities   2/12 at 100.00       AA+  2,029,780
              Revenue Bonds, 21st Century College Program, Series 2002A,
              5.000%, 2/01/22

       1,500 Virginia Transportation Board, Transportation Revenue         5/07 at 101.00       AA+  1,542,735
              Refunding Bonds, U.S. Route 58 Corridor Development
              Program, Series 1997C, 5.125%, 5/15/19

       1,500 Virginia Public Building Authority, Public Facilities         8/10 at 100.00       AA+  1,644,000
              Revenue Bonds, Series 2000A, 5.750%, 8/01/16

       1,000 Virginia Public School Authority, School Financing Bonds,     8/11 at 101.00       AA+  1,051,720
              1997 Resolution, Series 2001A, 5.000%, 8/01/16

             Virginia Resources Authority, Infrastructure Revenue Bonds,
             Pooled Loan Bond Program, Series 2002A:
       1,650  5.000%, 5/01/20                                              5/11 at 101.00        AA  1,690,607
         620  5.000%, 5/01/21                                              5/11 at 101.00        AA    632,369

----
23

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Transportation - 10.4%

    $  1,250 Chesapeake, Virginia, Chesapeake Expressway Toll Road         7/09 at 101.00      Baa2 $1,292,588
              Revenue Bonds, Series 1999A, 5.625%, 7/15/19

       1,880 Loudoun County Industrial Development Authority, Virginia,    7/04 at 100.00       N/R  1,857,929
              Revenue Bonds, Washington Dulles Air Cargo LP, Series
              1992, 7.000%, 1/01/09 (Alternative Minimum Tax)

         600 Loudoun County Industrial Development Authority, Virginia,    1/06 at 102.00       N/R    585,072
              Revenue Bonds, Washington Dulles Air Cargo LP, Series
              1996, 6.500%, 1/01/09 (Alternative Minimum Tax)

             Metropolitan Washington D.C. Airports Authority, Airport
             System Revenue Bonds, Series 2001B:
       1,475  5.000%, 10/01/26 - MBIA Insured                             10/11 at 101.00       AAA  1,456,341
       1,250  5.000%, 10/01/31 - MBIA Insured                             10/11 at 101.00       AAA  1,221,675

       1,160 Metropolitan District of Columbia Airports Authority,        10/04 at 102.00       AAA  1,193,814
              Virginia, Airport System Revenue Bonds, Series 1994A,
              5.750%, 10/01/20 (Alternative Minimum Tax) - MBIA Insured

         900 Metropolitan District of Columbia Airports Authority,        10/07 at 101.00       Aa3    917,217
              Virginia, Airport System Revenue Bonds, Series 1997B,
              5.500%, 10/01/23 (Alternative Minimum Tax)

         225 Metropolitan District of Columbia Airports Authority,        10/08 at 101.00       Aa3    214,895
              Virginia, Airport System Revenue Bonds, Series 1998A,
              5.000%, 10/01/28

       3,000 Norfolk Airport Authority, Virginia, Airport Revenue Bonds,   7/11 at 100.00       AAA  3,005,340
              Series 2001A, 5.125%, 7/01/31 - FGIC Insured

             Pocahontas Parkway Association, Virginia, Route 895
             Connector Toll Road Senior Lien Revenue Bonds, Series 1998A:
       5,000  0.000%, 8/15/16                                               8/08 at 64.81        BB  1,961,450
       5,500  5.500%, 8/15/28                                              8/08 at 102.00        BB  4,526,995

       1,750 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC  1,178,853
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)

       1,730 Richmond Metropolitan Authority, Virginia, Revenue              No Opt. Call       AAA  1,850,616
              Refunding Bonds, Expressway System, Series 1998, 5.250%,
              7/15/22 - FGIC Insured

       1,485 Richmond Metropolitan Authority, Virginia, Revenue              No Opt. Call       AAA  1,588,534
              Refunding Bonds, Expressway System, Series 2002, 5.250%,
              7/15/22 - FGIC Insured

       1,000 Virginia Port Authority, Revenue Bonds, Port Authority        7/07 at 101.00       AAA  1,021,640
              Facilities, Series 1997, 5.500%, 7/01/24 (Alternative
              Minimum Tax) - MBIA Insured

       1,000 Virginia Resources Authority, Airports Revolving Fund         2/11 at 100.00       Aa2  1,026,230
              Revenue Bonds, Series 2001A, 5.250%, 8/01/23
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 7.3%

         750 Charlottesville-Albemarle Airport Authority, Virginia,        6/05 at 102.00    N/R***    797,820
              Airport Revenue Refunding Bonds, Series 1995, 6.125%,
              12/01/13 (Alternative Minimum Tax) (Pre-refunded to
              6/01/05)

       1,060 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA  1,140,443
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

         150 Fairfax County Water Authority, Virginia, Water Revenue       4/07 at 102.00       AAA    167,214
              Refunding Bonds, Series 1992, 6.000%, 4/01/22
              (Pre-refunded to 4/01/07)

       2,000 Henrico County Industrial Development Authority, Virginia,    8/05 at 102.00    AA+***  2,166,100
              Public Facility Lease Revenue Bonds, Henrico County
              Regional Jail Project, Series 1994, 7.000%, 8/01/13
              (Pre-refunded to 8/01/05)

       1,000 Middlesex County Industrial Development Authority,            8/09 at 102.00       AAA  1,150,410
              Virginia, Lease Revenue Bonds, School Facilities Project,
              Series 1999, 6.000%, 8/01/24 (Pre-refunded to 8/01/09) -
              MBIA Insured

       2,000 Peninsula Ports Authority of Virginia, Healthcare             8/06 at 100.00   BBB+***  2,122,320
              Facilities Revenue Refunding Bonds, Mary Immaculate
              Hospital, Series 1994, 7.000%, 8/01/17 (Pre-refunded to
              8/01/06)

       2,250 Prince William County Industrial Development Authority,      10/05 at 102.00       Aaa  2,450,633
              Virginia, Hospital Facility Revenue Bonds, Potomac
              Hospital Corporation of Prince William, Series 1995,
              6.850%, 10/01/25 (Pre-refunded to 10/01/05)

       2,500 Prince William County Park Authority, Virginia, Revenue      10/04 at 102.00    N/R***  2,601,425
              Bonds, Series 1994, 6.875%, 10/15/16 (Pre-refunded to
              10/15/04)

----
24

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
    $    500  5.500%, 10/01/32                                            10/10 at 101.00       AAA $  525,350
       1,500  5.500%, 10/01/40                                            10/10 at 101.00       AAA  1,576,050

       1,500 Richmond Housing Authority, Virginia, Certificates of         3/05 at 102.00       AAA  1,589,955
              Participation and Leases, Old Manchester Project, Series
              1994, 6.800%, 3/01/15 (Pre-refunded to 3/01/05) - FSA
              Insured

       1,000 Virginia Resources Authority, Water and Sewerage System      10/07 at 100.00     AA***  1,094,210
              Revenue Bonds, Sussex Service Authority, Series 1995A,
              5.600%, 10/01/25 (Pre-refunded to 10/01/07)
--------------------------------------------------------------------------------------------------------------
             Utilities - 6.6%

             Bristol, Virginia, Utility System Revenue Refunding Bonds,
             Series 2003:
       1,115  5.000%, 7/15/17 - MBIA Insured                               7/13 at 100.00       AAA  1,164,372
       2,000  5.250%, 7/15/23 - MBIA Insured                               7/13 at 100.00       AAA  2,068,020

       2,000 Mecklenburg County Industrial Development Authority,         10/12 at 100.00      BBB-  2,018,300
              Virginia, Exempt Facility Revenue Refunding Bonds, UAE LP
              Project, Series 2002, 6.500%, 10/15/17 (Alternative
              Minimum Tax)

       4,335 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA  5,226,103
              DRIVERS, Series 147, 14.313%, 1/01/09 (IF)

             Richmond, Virginia, Public Utility Revenue Refunding Bonds,
             Series 2002:
       1,500  5.000%, 1/15/27 - FSA Insured                                1/12 at 100.00       AAA  1,501,230
       1,750  5.000%, 1/15/33 - FSA Insured                                1/12 at 100.00       AAA  1,735,405

       1,960 Virginia Resources Authority, Solid Waste Disposal System     4/05 at 102.00        AA  2,015,860
              Revenue Refunding Bonds, Prince William County Project,
              Series 1995A, 5.500%, 4/01/15
--------------------------------------------------------------------------------------------------------------
             Water and Sewer - 10.7%

       1,000 Fairfax County, Virginia, Sewer Revenue Bonds, Series 1996,   7/06 at 102.00       AAA  1,072,890
              5.875%, 7/15/28 - MBIA Insured

       1,000 Fairfax County Water Authority, Virginia, Water Revenue         No Opt. Call       AAA  1,050,670
              Refunding Bonds, Series 1997, 5.000%, 4/01/21

       2,045 Fairfax County Water Authority, Virginia, Water Revenue       4/07 at 102.00       AAA  2,225,389
              Refunding Bonds, Series 1992, 6.000%, 4/01/22

             Fairfax County Water Authority, Virginia, Water Revenue
             Refunding Bonds, Series 2002:
       1,925  5.375%, 4/01/21                                              4/12 at 100.00       AAA  2,054,398
       1,000  5.000%, 4/01/27                                              4/12 at 100.00       AAA  1,002,510

       1,395 Henry County Public Service Authority, Virginia, Water and      No Opt. Call       AAA  1,545,074
              Sewer Revenue Refunding Bonds, Series 2001, 5.500%,
              11/15/19 - FSA Insured

       1,850 Leesburg, Virginia, Utility System Revenue Refunding Bonds,   7/07 at 102.00       AAA  1,887,759
              Series 1997, 5.125%, 7/01/22 - MBIA Insured

       1,000 Loudoun County Sanitation Authority, Virginia, Water and      1/07 at 102.00       AAA  1,004,090
              Sewerage System Revenue Refunding Bonds, Series 1996,
              5.125%, 1/01/26 - FGIC Insured

       2,400 Prince William County Service Authority, Virginia, Water      7/08 at 101.00       AAA  2,283,360
              and Sewerage System Revenue Refunding Bonds, Series 1997,
              4.750%, 7/01/29 - FGIC Insured

       2,000 Spotsylvania County, Virginia, Water and Sewerage System      6/07 at 102.00       AAA  2,049,640
              Revenue Bonds, Series 1997, 5.400%, 6/01/27 - MBIA Insured

         750 Virginia Beach, Virginia, Storm Water Utility Revenue         9/10 at 101.00       Aa3    835,478
              Bonds, Series 2000, 6.000%, 9/01/20

       1,000 Virginia Resources Authority, Sewerage System Revenue        10/05 at 102.00        AA  1,031,430
              Bonds, Hopewell Regional Wastewater Treatment Facility,
              Series 1995A, 6.000%, 10/01/25 (Alternative Minimum Tax)

       1,000 Virginia Resources Authority, Clean Water State Revolving    10/10 at 100.00       AAA  1,084,340
              Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22

             Virginia Resources Authority, Clean Water State Revolving
             Fund Revenue Bonds, Series 2000, RITES Series PA790R:
         500  14.200%, 10/01/14 (IF)                                      10/10 at 100.00       AAA    679,700
         410  14.200%, 10/01/15 (IF)                                      10/10 at 100.00       AAA    547,633
       1,900  14.200%, 10/01/16 (IF)                                      10/10 at 100.00       AAA  2,520,843

----
25

Portfolio of Investments
NUVEEN VIRGINIA MUNICIPAL BOND FUND (continued)
May 31, 2004

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  2,485 Virginia Resources Authority, Water and Sewerage System      5/11 at 101.00        AA $  2,588,147
              Revenue Bonds, Caroline County Public Improvements
              Project, Series 2001, 5.250%, 5/01/21
---------------------------------------------------------------------------------------------------------------
    $230,780 Total Long-Term Investments (cost $228,752,769) - 98.1%                                234,051,775
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.9%                                                     4,420,962
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $238,472,737
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
26

Statement of Assets and Liabilities
May 31, 2004

                                                           Maryland  Pennsylvania     Virginia
----------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost
 $103,789,141, $149,303,145 and
 $228,752,769, respectively)                           $105,701,753 $152,225,039  $234,051,775
Cash                                                        348,069      231,930       838,781
Receivables:
 Interest                                                 1,928,845    2,590,109     4,065,400
 Investments sold                                           110,184      189,807       695,000
 Shares sold                                                 13,061      423,808       312,312
Other assets                                                    311          490           757
----------------------------------------------------------------------------------------------
   Total assets                                         108,102,223  155,661,183   239,964,025
----------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                      246,250           --            --
 Shares redeemed                                            182,871      161,234       327,679
Accrued expenses:
 Management fees                                             49,975       71,519       110,108
 12b-1 distribution and service
   fees                                                      27,102       35,059        55,276
 Other                                                       35,873       50,658        59,648
Dividends payable                                           378,227      564,834       938,577
----------------------------------------------------------------------------------------------
   Total liabilities                                        920,298      883,304     1,491,288
----------------------------------------------------------------------------------------------
Net assets                                             $107,181,925 $154,777,879  $238,472,737
----------------------------------------------------------------------------------------------
Class A Shares
Net assets                                             $ 38,219,274 $ 64,455,208  $144,910,589
Shares outstanding                                        3,687,933    6,344,742    13,649,224
Net asset value per share                              $      10.36 $      10.16  $      10.62
Offering price per share (net
 asset value per share
 plus maximum sales charge of 4.20% of offering price) $      10.81 $      10.61  $      11.09
----------------------------------------------------------------------------------------------
Class B Shares
Net assets                                             $ 14,340,193 $ 12,051,002  $ 20,735,262
Shares outstanding                                        1,381,878    1,185,733     1,957,350
Net asset value and offering price
 per share                                             $      10.38 $      10.16  $      10.59
----------------------------------------------------------------------------------------------
Class C Shares
Net assets                                             $ 14,157,874 $ 23,124,059  $ 22,016,827
Shares outstanding                                        1,367,256    2,281,778     2,077,297
Net asset value and offering price
 per share                                             $      10.35 $      10.13  $      10.60
----------------------------------------------------------------------------------------------
Class R Shares
Net assets                                             $ 40,464,584 $ 55,147,610  $ 50,810,059
Shares outstanding                                        3,895,630    5,437,120     4,796,300
Net asset value and offering price
 per share                                             $      10.39 $      10.14  $      10.59
----------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------
Capital paid-in                                        $105,188,788 $153,493,668  $232,566,804
Undistributed (Over-distribution
 of) net investment income                                   74,002         (426)      100,135
Accumulated net realized gain
 (loss) from investments                                      6,523   (1,637,257)      506,792
Net unrealized appreciation of
 investments                                              1,912,612    2,921,894     5,299,006
----------------------------------------------------------------------------------------------
Net assets                                             $107,181,925 $154,777,879  $238,472,737
----------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
27

Statement of Operations
Year Ended May 31, 2004

                                                                        Maryland Pennsylvania       Virginia
------------------------------------------------------------------------------------------------------------
Investment Income                                                   $ 5,532,905   $ 8,652,838  $ 13,619,488
------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                         588,624       874,232     1,341,301
12b-1 service fees - Class A                                             72,821       133,562       299,920
12b-1 distribution and service fees - Class B                           142,127       118,121       205,079
12b-1 distribution and service fees - Class C                           104,741       171,636       170,581
Shareholders' servicing agent fees and expenses                          85,830       128,976       151,716
Custodian's fees and expenses                                            40,311        51,081        76,464
Trustees' fees and expenses                                               2,810         3,654         5,899
Professional fees                                                        11,147        12,527        17,039
Shareholders' reports - printing and mailing expenses                    27,701        41,790        47,223
Federal and state registration fees                                       9,710         6,074         6,372
Other expenses                                                            4,213         5,895         8,099
------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            1,090,035     1,547,548     2,329,693
  Custodian fee credit                                                  (10,059)       (5,508)      (18,827)
------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,079,976     1,542,040     2,310,866
------------------------------------------------------------------------------------------------------------
Net investment income                                                 4,452,929     7,110,798    11,308,622
------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments                                      226,259       267,831       727,148
Net change in unrealized appreciation (depreciation) of investments  (4,862,870)   (7,230,063)  (10,232,220)
------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                     (4,636,611)   (6,962,232)   (9,505,072)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $  (183,682)  $   148,566  $  1,803,550
------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
28

Statement of Changes in Net Assets

                                                  Maryland                  Pennsylvania                  Virginia
                                         --------------------------  --------------------------  --------------------------
                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                               5/31/04       5/31/03       5/31/04       5/31/03       5/31/04       5/31/03
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                    $  4,452,929  $  4,297,725  $  7,110,798  $  7,084,002  $ 11,308,622  $ 11,336,097
Net realized gain from investments            226,259       443,920       267,831       516,426       727,148     1,002,017
Net change in unrealized appreciation
 (depreciation) of investments             (4,862,870)    5,028,981    (7,230,063)    6,212,203   (10,232,220)    8,707,308
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                             (183,682)    9,770,626       148,566    13,812,631     1,803,550    21,045,422
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                   (1,556,392)   (1,439,726)   (2,937,596)   (3,156,093)   (7,101,328)   (7,278,003)
 Class B                                     (530,465)     (487,068)     (459,964)     (482,466)     (867,421)     (788,828)
 Class C                                     (528,158)     (425,734)     (887,620)     (714,142)     (951,545)     (877,724)
 Class R                                   (1,878,574)   (2,023,328)   (2,670,359)   (2,892,361)   (2,599,234)   (2,690,006)
From accumulated net realized gains
 from investments:
 Class A                                           --            --            --            --      (241,641)     (211,858)
 Class B                                           --            --            --            --       (35,506)      (26,399)
 Class C                                           --            --            --            --       (36,862)      (28,739)
 Class R                                           --            --            --            --       (85,099)      (74,965)
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders             (4,493,589)   (4,375,856)   (6,955,539)   (7,245,062)  (11,918,636)  (11,976,522)
----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares           15,925,560    18,563,568    15,415,514    22,986,216    26,660,856    34,584,560
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                              2,718,271     2,702,231     3,616,350     3,646,795     5,767,755     5,471,728
----------------------------------------------------------------------------------------------------------------------------
                                           18,643,831    21,265,799    19,031,864    26,633,011    32,428,611    40,056,288
Cost of shares redeemed                   (11,993,445)   (9,586,207)  (20,133,290)  (17,595,061)  (36,163,520)  (22,686,278)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions               6,650,386    11,679,592    (1,101,426)    9,037,950    (3,734,909)   17,370,010
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets       1,973,115    17,074,362    (7,908,399)   15,605,519   (13,849,995)   26,438,910
Net assets at the beginning of year       105,208,810    88,134,448   162,686,278   147,080,759   252,322,732   225,883,822
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year            $107,181,925  $105,208,810  $154,777,879  $162,686,278  $238,472,737  $252,322,732
----------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of)
 net investment income at the end of
 year                                    $     74,002  $    118,311  $       (426) $   (154,043) $    100,135  $    332,790
----------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
29

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund ("Maryland"), Nuveen Pennsylvania Municipal Bond Fund ("Pennsylvania") and Nuveen Virginia Municipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2004, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2004, have been designated Exempt Interest Dividends.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


----
30

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended May 31, 2004, Maryland and Virginia invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Pennsylvania did not invest in any such securities during the fiscal year ended May 31, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                             Maryland
                                         ------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/04                   5/31/03
                                         ------------------------   ----------------------
                                              Shares        Amount      Shares       Amount
-------------------------------------------------------------------------------------------
Shares sold:
 Class A                                    851,247  $  8,967,783     680,204  $ 7,145,680
 Class B                                    181,559     1,933,202     453,285    4,762,685
 Class C                                    378,098     4,002,015     504,192    5,287,218
 Class R                                     97,066     1,022,560     130,061    1,367,985
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                     84,544       894,516      84,958      890,121
 Class B                                     20,893       221,387      19,825      208,152
 Class C                                     27,635       292,219      21,773      228,383
 Class R                                    123,534     1,310,149     130,919    1,375,575
-------------------------------------------------------------------------------------------
                                          1,764,576    18,643,831   2,025,217   21,265,799
-------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                   (394,669)   (4,164,283)   (467,406)  (4,905,352)
 Class B                                   (215,631)   (2,275,497)   (110,389)  (1,156,315)
 Class C                                   (244,169)   (2,565,326)    (94,078)    (990,516)
 Class R                                   (283,816)   (2,988,339)   (240,736)  (2,534,024)
-------------------------------------------------------------------------------------------
                                         (1,138,285)  (11,993,445)   (912,609)  (9,586,207)
-------------------------------------------------------------------------------------------
Net increase                                626,291  $  6,650,386   1,112,608  $11,679,592
-------------------------------------------------------------------------------------------


----
31

                                                            Pennsylvania
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/04                   5/31/03
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                    735,138  $  7,594,148     823,671  $  8,475,740
 Class B                                    113,633     1,175,174     227,380     2,348,846
 Class C                                    497,736     5,133,235     846,423     8,720,062
 Class R                                    146,357     1,512,957     334,539     3,441,568
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    129,645     1,343,663     135,841     1,399,001
 Class B                                     15,884       164,713      16,761       172,882
 Class C                                     38,505       398,047      24,021       247,125
 Class R                                    165,239     1,709,927     177,686     1,827,787
--------------------------------------------------------------------------------------------
                                          1,842,137    19,031,864   2,586,322    26,633,011
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (1,043,221)  (10,737,316)   (789,306)   (8,120,547)
 Class B                                   (145,581)   (1,498,859)   (191,734)   (1,970,130)
 Class C                                   (295,175)   (3,029,609)   (213,233)   (2,200,958)
 Class R                                   (471,832)   (4,867,506)   (515,096)   (5,303,426)
--------------------------------------------------------------------------------------------
                                         (1,955,809)  (20,133,290) (1,709,369)  (17,595,061)
--------------------------------------------------------------------------------------------
Net increase (decrease)                    (113,672) $ (1,101,426)    876,953  $  9,037,950
--------------------------------------------------------------------------------------------

                                                              Virginia
                                         --------------------------------------------------
                                                Year Ended                Year Ended
                                                  5/31/04                   5/31/03
                                         ------------------------  ------------------------
                                              Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  1,459,905  $ 15,852,410   1,955,750  $ 21,079,405
 Class B                                    280,478     3,028,562     458,648     4,937,447
 Class C                                    461,818     5,018,163     614,995     6,619,300
 Class R                                    255,637     2,761,721     180,389     1,948,408
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                    299,038     3,244,188     284,291     3,060,692
 Class B                                     41,627       450,644      36,711       394,569
 Class C                                     32,517       352,177      27,804       298,854
 Class R                                    158,933     1,720,746     159,846     1,717,613
--------------------------------------------------------------------------------------------
                                          2,989,953    32,428,611   3,718,434    40,056,288
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (2,082,302)  (22,532,405) (1,599,629)  (17,239,498)
 Class B                                   (289,139)   (3,137,261)   (118,873)   (1,275,678)
 Class C                                   (505,179)   (5,450,760)   (147,178)   (1,577,784)
 Class R                                   (467,129)   (5,043,094)   (240,988)   (2,593,318)
--------------------------------------------------------------------------------------------
                                         (3,343,749)  (36,163,520) (2,106,668)  (22,686,278)
--------------------------------------------------------------------------------------------
Net increase (decrease)                    (353,796) $ (3,734,909)  1,611,766  $ 17,370,010
--------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2004, were as follows:

                                            Maryland Pennsylvania    Virginia
-----------------------------------------------------------------------------
Purchases                                $18,603,633  $ 9,864,797 $24,730,435
Sales and maturities                       8,811,228   11,248,685  26,714,417
-----------------------------------------------------------------------------


----
32

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2004, the cost of investments were as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Cost of investments                      $103,732,429  $149,219,251  $228,579,589
----------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2004, were as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Gross unrealized:
 Appreciation                            $  3,495,646  $  5,011,738  $  9,562,872
 Depreciation                              (1,526,322)   (2,005,950)   (4,090,686)
----------------------------------------------------------------------------------
Net unrealized appreciation of
 investments                             $  1,969,324  $  3,005,788  $  5,472,186
----------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at May 31, 2004, were as follows:

                                              Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Undistributed net tax-exempt income      $    360,564  $    480,514  $    728,364
Undistributed net ordinary income*             34,953            --        34,057
Undistributed net long-term capital
 gains                                          6,522            --       609,904
----------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003, was designated for purposes of the dividends paid deduction as follows:

2004                                          Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Distributions from net tax-exempt income $  4,461,777  $  6,974,173  $ 11,520,643
Distributions from net ordinary income*        12,282            --        33,965
Distributions from net long-term
 capital gains                                     --            --       399,107
----------------------------------------------------------------------------------

2003                                          Maryland  Pennsylvania      Virginia
----------------------------------------------------------------------------------
Distributions from net tax-exempt income $  4,368,894  $  7,289,834  $ 11,601,368
Distributions from net ordinary income*            --            --            --
Distributions from net long-term
 capital gains                                     --            --       341,961
----------------------------------------------------------------------------------

             * Net ordinary income consists of taxable market
              discount income and net short-term capital gains, if any.

             At May 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                      Pennsylvania
             -----------------------------------------------------
             Expiration year:
              2009                                      $1,444,236
              2010                                         193,021
             -----------------------------------------------------
             Total                                      $1,637,257
             -----------------------------------------------------


----
33

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

            Average Daily Net Assets                 Management Fee
            --------------------------------------------------------
            For the first $125 million                        .5500%
            For the next $125 million                         .5375
            For the next $250 million                         .5250
            For the next $500 million                         .5125
            For the next $1 billion                           .5000
            For the next $3 billion                           .4750
            For net assets over $5 billion                    .4500
            --------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended May 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Sales charges collected (unaudited)      $194,772     $109,215 $264,018
    Paid to authorized dealers (unaudited)    166,269       95,413  228,902
    -----------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Commission advances (unaudited)          $132,888      $91,292 $179,405
    -----------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2004, the Distributor retained such 12b-1 fees as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    12b-1 fees retained (unaudited)          $153,038     $151,139 $211,525
    -----------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.


----
34

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2004, as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    CDSC retained (unaudited)                 $48,695      $30,696  $61,496
    -----------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2004, to shareholders of record on June 9, 2004, as follows:

                                             Maryland Pennsylvania Virginia
    -----------------------------------------------------------------------
    Dividend per share:
     Class A                                   $.0370       $.0375   $.0420
     Class B                                    .0305        .0315    .0355
     Class C                                    .0325        .0330    .0370
     Class R                                    .0390        .0395    .0440
    -----------------------------------------------------------------------


----
35

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                     -------


MARYLAND


                                           Net
                                     Realized/
                                    Unrealized
              Beginning         Net    Invest-             Net                  Ending              Ending
                    Net     Invest-       ment         Invest-                     Net                 Net
Year Ended        Asset        ment       Gain            ment  Capital          Asset     Total    Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------
Class A (9/94)
   2004          $10.83        $.45      $(.47) $(.02)   $(.45)   $  --  $(.45) $10.36      (.15)% $38,219
   2003           10.24         .48        .60   1.08     (.49)      --   (.49)  10.83     10.74    34,069
   2002           10.14         .50        .09    .59     (.49)      --   (.49)  10.24      5.88    29,178
   2001            9.55         .48        .58   1.06     (.47)      --   (.47)  10.14     11.36    26,137
   2000           10.46         .47       (.86)  (.39)    (.49)    (.03)  (.52)   9.55     (3.71)   22,694
Class B (3/97)
   2004           10.84         .37       (.45)  (.08)    (.38)      --   (.38)  10.38      (.78)   14,340
   2003           10.26         .40        .59    .99     (.41)      --   (.41)  10.84      9.81    15,125
   2002           10.15         .42        .10    .52     (.41)      --   (.41)  10.26      5.18    10,588
   2001            9.56         .41        .58    .99     (.40)      --   (.40)  10.15     10.53     6,474
   2000           10.47         .40       (.86)  (.46)    (.42)    (.03)  (.45)   9.56     (4.44)    4,694
Class C (9/94)
   2004           10.82         .39       (.46)  (.07)    (.40)      --   (.40)  10.35      (.66)   14,158
   2003           10.24         .42        .59   1.01     (.43)      --   (.43)  10.82     10.08    13,049
   2002           10.14         .44        .09    .53     (.43)      --   (.43)  10.24      5.32     7,925
   2001            9.56         .43        .57   1.00     (.42)      --   (.42)  10.14     10.64     6,046
   2000           10.46         .42       (.86)  (.44)    (.43)    (.03)  (.46)   9.56     (4.16)    5,290
Class R (2/92)
   2004           10.85         .47       (.45)   .02     (.48)      --   (.48)  10.39       .17    40,465
   2003           10.27         .50        .59   1.09     (.51)      --   (.51)  10.85     10.86    42,967
   2002           10.16         .52        .10    .62     (.51)      --   (.51)  10.27      6.20    40,444
   2001            9.58         .50        .57   1.07     (.49)      --   (.49)  10.16     11.41    40,619
   2000           10.48         .49       (.85)  (.36)    (.51)    (.03)  (.54)   9.58     (3.43)   38,840
-----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                Before Credit/         After          After Credit/
                Reimbursement     Reimbursement(c)   Reimbursement(d)
MARYLAND      -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (9/94)
   2004            .92%    4.25%      .92%    4.25%      .91%    4.26%         8%
   2003            .93     4.53       .93     4.53       .91     4.55         12
   2002            .97     4.84       .97     4.84       .96     4.85          4
   2001           1.00     4.82      1.00     4.82       .98     4.84         28
   2000           1.13     4.79      1.12     4.79      1.11     4.81         19
Class B (3/97)
   2004           1.67     3.50      1.67     3.50      1.66     3.51          8
   2003           1.68     3.78      1.68     3.78      1.66     3.79         12
   2002           1.72     4.08      1.72     4.08      1.71     4.09          4
   2001           1.74     4.08      1.74     4.08      1.73     4.09         28
   2000           1.87     4.04      1.87     4.04      1.85     4.05         19
Class C (9/94)
   2004           1.47     3.70      1.47     3.70      1.46     3.71          8
   2003           1.48     3.98      1.48     3.98      1.46     3.99         12
   2002           1.52     4.28      1.52     4.28      1.51     4.29          4
   2001           1.55     4.28      1.55     4.28      1.53     4.29         28
   2000           1.68     4.25      1.68     4.25      1.66     4.27         19
Class R (2/92)
   2004            .72     4.45       .72     4.45       .71     4.46          8
   2003            .73     4.73       .73     4.73       .71     4.75         12
   2002            .77     5.03       .77     5.03       .76     5.05          4
   2001            .80     5.03       .80     5.03       .78     5.04         28
   2000            .92     4.98       .92     4.99       .90     5.00         19
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
36

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                    -------


PENNSYLVANIA


                                           Net
                                     Realized/
                                    Unrealized
              Beginning         Net    Invest-             Net                  Ending             Ending
                    Net     Invest-       ment         Invest-                     Net                Net
Year Ended        Asset        ment       Gain            ment  Capital          Asset     Total   Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)    (000)
----------------------------------------------------------------------------------------------------------
Class A (10/86)
   2004          $10.60        $.47     $ (.45) $ .02    $(.46)   $  --  $(.46) $10.16       .16% $64,455
   2003           10.16         .48        .45    .93     (.49)      --   (.49)  10.60      9.36   69,120
   2002           10.06         .51        .11    .62     (.52)      --   (.52)  10.16      6.39   64,526
   2001            9.38         .53        .66   1.19     (.51)      --   (.51)  10.06     12.81   60,278
   2000           10.45         .50      (1.03)  (.53)    (.51)    (.03)  (.54)   9.38     (5.21)  55,564
Class B (2/97)
   2004           10.61         .39       (.46)  (.07)    (.38)      --   (.38)  10.16      (.63)  12,051
   2003           10.17         .40        .46    .86     (.42)      --   (.42)  10.61      8.59   12,747
   2002           10.07         .44        .11    .55     (.45)      --   (.45)  10.17      5.54   11,691
   2001            9.40         .46        .65   1.11     (.44)      --   (.44)  10.07     11.97    9,440
   2000           10.47         .42      (1.03)  (.61)    (.43)    (.03)  (.46)   9.40     (5.91)   7,809
Class C (2/94)
   2004           10.57         .41       (.45)  (.04)    (.40)      --   (.40)  10.13      (.37)  23,124
   2003           10.14         .42        .44    .86     (.43)      --   (.43)  10.57      8.70   21,579
   2002           10.04         .46        .11    .57     (.47)      --   (.47)  10.14      5.74   14,028
   2001            9.37         .48        .65   1.13     (.46)      --   (.46)  10.04     12.21   10,152
   2000           10.44         .44      (1.03)  (.59)    (.45)    (.03)  (.48)   9.37     (5.73)   9,672
Class R (2/97)
   2004           10.58         .49       (.45)   .04     (.48)      --   (.48)  10.14       .39   55,148
   2003           10.15         .50        .44    .94     (.51)      --   (.51)  10.58      9.52   59,240
   2002           10.05         .54        .11    .65     (.55)      --   (.55)  10.15      6.53   56,836
   2001            9.38         .55        .65   1.20     (.53)      --   (.53)  10.05     13.01   55,290
   2000           10.44         .51      (1.01)  (.50)    (.53)    (.03)  (.56)   9.38     (4.93)  51,788
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                Ratios/Supplemental Data
              -------------------------------------------------------------------
                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(c)   Reimbursement(d)
PENNSYLVANIA              -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (10/86)
   2004            .90%    4.51%      .90%    4.51%      .90%    4.52%         6%
   2003            .92     4.63       .92     4.63       .91     4.63         15
   2002            .97     5.04       .97     5.04       .96     5.05         16
   2001           1.00     5.37      1.00     5.37       .98     5.38         21
   2000           1.12     5.04      1.10     5.06      1.09     5.07         16
Class B (2/97)
   2004           1.65     3.76      1.65     3.76      1.65     3.77          6
   2003           1.66     3.87      1.66     3.87      1.66     3.88         15
   2002           1.72     4.28      1.72     4.28      1.71     4.29         16
   2001           1.75     4.62      1.75     4.62      1.73     4.63         21
   2000           1.89     4.30      1.87     4.32      1.86     4.32         16
Class C (2/94)
   2004           1.45     3.96      1.45     3.96      1.45     3.97          6
   2003           1.46     4.08      1.46     4.08      1.45     4.09         15
   2002           1.52     4.47      1.52     4.47      1.51     4.49         16
   2001           1.55     4.82      1.55     4.82      1.53     4.83         21
   2000           1.66     4.49      1.64     4.52      1.63     4.52         16
Class R (2/97)
   2004            .70     4.71       .70     4.71       .70     4.72          6
   2003            .72     4.83       .72     4.83       .71     4.83         15
   2002            .77     5.24       .77     5.24       .76     5.25         16
   2001            .80     5.57       .80     5.57       .78     5.58         21
   2000            .94     5.24       .91     5.26       .91     5.27         16
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
37

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations        Less Distributions
                          ---------------------------  -----------------------                     ---------


VIRGINIA


                                           Net
                                     Realized/
                                    Unrealized
              Beginning         Net    Invest-             Net                   Ending               Ending
                    Net     Invest-       ment         Invest-                      Net                  Net
Year Ended        Asset        ment       Gain            ment  Capital           Asset     Total     Assets
May 31,           Value   Income(a)     (Loss)   Total  Income    Gains   Total   Value Return(b)      (000)
-------------------------------------------------------------------------------------------------------------
Class A (3/86)
   2004          $11.06        $.51      $(.42) $ .09    $(.51)   $(.02) $(.53) $10.62        .84% $144,911
   2003           10.65         .52        .44    .96     (.53)    (.02)  (.55)  11.06       9.26   154,509
   2002           10.69         .55       (.06)   .49     (.53)      --   (.53)  10.65       4.69   141,987
   2001           10.10         .54        .58   1.12     (.53)      --   (.53)  10.69      11.27   136,248
   2000           10.93         .53       (.83)  (.30)    (.52)    (.01)  (.53)  10.10      (2.72)  125,522
Class B (2/97)
   2004           11.04         .42       (.41)   .01     (.44)    (.02)  (.46)  10.59        .02    20,735
   2003           10.63         .44        .45    .89     (.46)    (.02)  (.48)  11.04       8.49    21,242
   2002           10.67         .46       (.05)   .41     (.45)      --   (.45)  10.63       3.93    16,461
   2001           10.10         .46        .56   1.02     (.45)      --   (.45)  10.67      10.26    13,094
   2000           10.93         .45       (.82)  (.37)    (.45)    (.01)  (.46)  10.10      (3.44)   10,713
Class C (10/93)
   2004           11.04         .44       (.41)   .03     (.45)    (.02)  (.47)  10.60        .28    22,017
   2003           10.63         .46        .44    .90     (.47)    (.02)  (.49)  11.04       8.67    23,054
   2002           10.67         .49       (.06)   .43     (.47)      --   (.47)  10.63       4.13    16,933
   2001           10.10         .48        .57   1.05     (.48)      --   (.48)  10.67      10.50    15,468
   2000           10.92         .47       (.81)  (.34)    (.47)    (.01)  (.48)  10.10      (3.16)   14,263
Class R (2/97)
   2004           11.04         .53       (.42)   .11     (.54)    (.02)  (.56)  10.59        .97    50,810
   2003           10.63         .54        .45    .99     (.56)    (.02)  (.58)  11.04       9.52    53,519
   2002           10.67         .57       (.05)   .52     (.56)      --   (.56)  10.63       4.93    50,502
   2001           10.10         .56        .56   1.12     (.55)      --   (.55)  10.67      11.32    52,203
   2000           10.93         .55       (.82)  (.27)    (.55)    (.01)  (.56)  10.10      (2.49)   50,403
-------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                               Ratios/Supplemental Data
              -------------------------------------------------------------------
                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(c)   Reimbursement(d)
VIRGINIA                  -----------------  -----------------  -----------------
                          Ratio              Ratio              Ratio
                         of Net             of Net             of Net
                        Invest-            Invest-            Invest-
              Ratio of     ment  Ratio of     ment  Ratio of     ment
              Expenses   Income  Expenses   Income  Expenses   Income
                    to       to        to       to        to       to
               Average  Average   Average  Average   Average  Average  Portfolio
Year Ended         Net      Net       Net      Net       Net      Net   Turnover
May 31,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------
Class A (3/86)
   2004            .87%    4.65%      .87%    4.65%      .86%    4.66%        10%
   2003            .88     4.82       .88     4.82       .87     4.84         16
   2002            .89     5.08       .89     5.08       .88     5.09         11
   2001            .91     5.14       .91     5.14       .90     5.14         17
   2000           1.00     5.07      1.00     5.07       .99     5.08         22
Class B (2/97)
   2004           1.62     3.90      1.62     3.90      1.61     3.91         10
   2003           1.63     4.07      1.63     4.07      1.62     4.08         16
   2002           1.64     4.33      1.64     4.33      1.63     4.34         11
   2001           1.66     4.38      1.66     4.38      1.65     4.39         17
   2000           1.75     4.32      1.75     4.32      1.75     4.33         22
Class C (10/93)
   2004           1.42     4.10      1.42     4.10      1.41     4.11         10
   2003           1.43     4.27      1.43     4.27      1.42     4.28         16
   2002           1.44     4.53      1.44     4.53      1.43     4.54         11
   2001           1.46     4.59      1.46     4.59      1.45     4.59         17
   2000           1.55     4.53      1.55     4.53      1.54     4.53         22
Class R (2/97)
   2004            .67     4.85       .67     4.85       .66     4.86         10
   2003            .68     5.02       .68     5.02       .67     5.04         16
   2002            .69     5.28       .69     5.28       .68     5.29         11
   2001            .71     5.34       .71     5.34       .71     5.34         17
   2000            .80     5.27       .80     5.27       .79     5.28         22
---------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the "Funds") at May 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended May 31, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated July 11, 2001.

PricewaterhouseCoopers LLP

Chicago, IL
July 16, 2004


----
39

                                     Notes

--------------------------------------------------------------------------------
40

                                     Notes

--------------------------------------------------------------------------------
41

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004     Dean and Distinguished Professor of Finance,       144
3/6/48                                                   School of Business at the University of
333 W. Wacker Drive                                      Connecticut; previously Senior Vice
Chicago, IL 60606                                        President and Director of Research at the
                                                         Federal Reserve Bank of Chicago (1995-2003);
                                                         Director, Credit Research Center at
                                                         Georgetown University; Director of Xerox
                                                         Corporation (since 2004).


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a construction
Chicago, IL 60606                                        company; Chair, Miami Valley Hospital;
                                                         Chair, Dayton Development Coalition;
                                                         formerly, Member, Community Advisory Board,
                                                         National City Bank, Dayton, Ohio and
                                                         Business Advisory Council, Cleveland Federal
                                                         Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
42

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                     formerly, Vice President and Assistant
Chicago, IL 60606`                                General Counsel of Nuveen Investments, LLC;
                                                  Managing Director (since 2002), General
                                                  Counsel and Assistant Secretary, formerly,
                                                  Vice President of Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.;
                                                  Managing Director (since 2002), Assistant
                                                  Secretary and Associate General Counsel,
                                                  formerly, Vice President (since 2000), of
                                                  Nuveen Asset Management, Inc. Assistant
                                                  Secretary of Nuveen Investments, Inc. (since
                                                  1994); Assistant Secretary of NWQ Investment
                                                  Management Company, LLC (since 2002); Vice
                                                  President and Assistant Secretary of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Managing Director, Associate General Counsel
                                                  and Assistant Secretary of Rittenhouse Asset
                                                  Management, Inc. (since 2003); Chartered
                                                  Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive   Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                 LLC.


-------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                          Assistant Vice President (since 1997), of
333 W. Wacker Drive                               Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                 portfolio manager of Flagship Financial
                                                  Inc.; Chartered Financial Analyst and
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67              and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                               President (since 1997); Vice President and
Chicago, IL 60606                                 Treasurer of Nuveen Investments, Inc. (since
                                                  1999); Vice President and Treasurer of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp (since 1999);
                                                  Vice President and Treasurer of Nuveen Asset
                                                  Management, Inc. (since 2002) and of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Assistant Treasurer of NWQ Investment
                                                  Management Company, LLC (since 2002); Vice
                                                  President and Treasurer of Nuveen
                                                  Rittenhouse Asset Management, Inc. (since
                                                  2003); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                          Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                               Managing Director (since 2004) formerly,
Chicago, IL 60606                                 Vice President (since 1998) of Nuveen
                                                  Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.

----
43

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------
Stephen D. Foy      Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54             and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                             Investments, LLC and Vice President and
Chicago, IL 60606                               Funds Controller (since 1998) of Nuveen
                                                Investments, Inc.; Certified Public
                                                Accountant.


-----------------------------------------------------------------------------------------------------------
J. Thomas Futrell   Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                          Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Steven J. Krupa     Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
David J. Lamb       Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                         Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                             President (since 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments, LLC;
                                                Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------
Tina M. Lazar       Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                         Assistant Vice President (since 1993) of
333 W. Wacker Drive                             Nuveen Investments, LLC.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988     Vice President, Assistant Secretary and            144
7/27/51             and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                               Assistant Secretary of Nuveen Advisory Corp.
                                                and Nuveen Institutional Advisory Corp.;
                                                Assistant Secretary of Nuveen Investments,
                                                Inc. and (since 1997) Nuveen Asset
                                                Management, Inc.; Vice President (since
                                                2000), Assistant Secretary and Assistant
                                                General Counsel (since 1998) of Rittenhouse
                                                Asset Management, Inc.; Vice President and
                                                Assistant Secretary of Nuveen Investments
                                                Advisers Inc. (since 2002); Assistant
                                                Secretary of NWQ Investment Management
                                                Company, LLC (since 2002).


-----------------------------------------------------------------------------------------------------------
John V. Miller      Vice President     2003     Vice President (since 2003) previously,            128
4/10/67                                         Assistant Vice President (since 1999), prior
333 W. Wacker Drive                             thereto, credit analyst (since 1996) of
Chicago, IL 60606                               Nuveen Advisory Corp.; Chartered Financial
                                                Analyst.


-----------------------------------------------------------------------------------------------------------
Edward F. Neild, IV Vice President     1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                          Investments, LLC; Managing Director (since
333 W. Wacker Drive                             1997), formerly Vice President (since 1996)
Chicago, IL 60606                               of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Managing
                                                Director of Nuveen Asset Management, Inc.
                                                (since 1999). Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Daniel S. Solender  Vice President     2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                        (since 2003); previously, Principal and
333 W. Wacker Drive                             portfolio manager with The Vanguard Group
Chicago, IL 60606                               (1999-2003); prior thereto, Assistant Vice
                                                President of the Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------
Thomas C. Spalding  Vice President     1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                         Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                             Chartered Financial Analyst.
Chicago, IL 60606

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
44

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
45

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise:
                                  Nuveen, focused on fixed-income investments;
                                  NWQ, specializing in value-style equities;
                                  Rittenhouse, dedicated to conservative
                                  growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com
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MAN-MS1-0504D